UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06719

Sterling Capital Funds

(Exact name of registrant as specified in charter)

3605 Glenwood Ave., Suite 100
Raleigh, NC 27612

(Address of principal executive offices) (Zip code)

James T. Gillespie, President
Sterling Capital Funds
3605 Glenwood Ave., Suite 100
Raleigh, NC 27612

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

STERLING
CAPITAL FUNDS

PULSUS UT LIBERA

ANNUAL REPORT
SEPTEMBER 30, 2020

May lose value • Not FDIC insured • Not insured by any government agency • Not guaranteed by the bank • Not a deposit

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the shareholder reports of the Sterling Capital Funds (each, a “Fund” and, collectively, the “Funds”) like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.sterlingcapitalfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-228-1872 or by sending an e-mail request to fundinfo@sterlingcapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-228-1872 or send an email request to fundinfo@sterlingcapital.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

0

Sterling Capital Funds

(This page has been left blank intentionally.)

Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this Sterling Capital Funds annual report covering the 12 months between October 1, 2019 and September 30, 2020.

Equity markets posted uneven results during a remarkable 12-month period that included a global pandemic, mixed economic reports, heightened social unrest, and considerable political uncertainty. Stocks largely weathered a sharp downturn in February and March to finish the 12-month period in positive territory, although performance was very uneven across sectors and asset classes.

Stocks began the period on a positive note. Following several months of falling interest rates and concerns about slowing economic growth, investor sentiment rose in late 2019 on improving economic data. That data eased fears of an economic recession and helped push both small-and large-cap equities higher. However, the rapid spread of the novel coronavirus in February and March sent investors on a sudden and dramatic retreat. After closing at a record-high on February 19, the S&P 500® Index1 declined more than 35% through the end of March, resulting the worst first-quarter equity decline since 1987.

The virus put a halt to consumption and capital investment, and essentially shut down global markets. Multiple trading days were volatile enough to trigger market “circuit breakers” that temporarily halted trading.The declines hit domestic and international markets alike, and no economic sector was immune from the selloff. Rate-sensitive sectors such as Energy, Financials and Materials fared the worst during the downturn. But even the better-performing sectors of Technology, Health Care, and Consumer Staples declined by double digits over just a handful of weeks.

After bottoming in late March, stocks rebounded during the three months through June, posting their best quarterly performance since 1987. The surge in stock prices was felt broadly across U.S. markets as all major equity indices jumped more than 20%. The second-quarter bounce was not enough to erase the declines from earlier in the year, but it breathed life into investors’ optimism about the ability of businesses to weather the pandemic. Growth-oriented stocks led the rebound, particularly Technology, Communication Services, and Consumer Discretionary stocks.

The rebound carried over into the third quarter of 2020 despite a weak September. The momentum helped stocks post their best back-to-back quarterly gains since 2009. Growth-oriented sectors such as Technology and Consumer Discretionary continued to lead the way during the third quarter amid signs that the U.S. economy was reopening and recovering. The Federal Reserve’s comments in early September that interest rates would remain low for the foreseeable future also helped improve investor sentiment. Meanwhile, the Energy and Financials sectors continued to lag.

Fixed income markets largely mirrored the tumultuous equity story for the period. Tighter credit spreads during the final months of 2019 helped drive positive returns for fixed income investors. But interest rates were extremely volatile in early 2020 amid liquidity concerns and market disruptions. Yields on taxable and municipal bonds fluctuated violently. And with equity markets in a freefall, investors flocked to the perceived safety ofTreasuries, which helped drive prices up and pushed the yield on 10-year Treasuries down to all-time lows in early March.

As stocks rebounded in the second and third quarters, fixed income markets responded accordingly. Investor confidence in an economic recovery grew slowly, which translated into tightening yield spreads.The spread between the 10-year Treasury and investment grade “BBB” bonds contracted from 354 basis point in early April to 193 basis points at the end of June, and again to 170 basis point by the end of the third quarter. The Bloomberg Barclay’s U.S. Aggregate Bond Index2 returned 6.98% for the period, while the Bloomberg Barclay’s U.S. High Yield Corporate Bond Index3 returned 3.25%.

Domestic macro-economic data reflected the story told by equity markets during the period. U.S. GDP increased at an annualized rate of 2.1% in the final quarter of 2019, but decreased at an annual rate of -5% in the first quarter of 2020 and an estimated decline of -31.4% in the second quarter. In similar fashion, the monthly unemployment rate ranged between 3.5% and 3.6% through the first five months of the 12-month period, only to jump to 4.4% in March. As layoffs rose sharply due to the economic fallout from COVID-19, that rate leapt up to 14.7% in April, before slowing ticking downward over the rest of the period. By September, the unemployment rate was down to 7.9%.

The S&P 500® Index returned 15.15% during the 12 months under review. However, small-cap stocks generally fared worse than large-caps during the downturn, with the Russell 2000® Index4 of small-cap stocks returning just 0.39%. Growth outperformed value for the period, with the Russell 1000® Growth Index5 returning 37.53% while the Russell 1000Value declined -5.03%. International markets underperformed the U.S. markets, with the MSCI EAFE Index6 gaining just 0.49%, although emerging markets fared better on strength in China and India, with the MSCI Emerging Markets Index7 returning 10.54% (net return).

During the 12 months under review, Information Technology, Consumer Discretionary and Communication Services generally outperformed the broader markets as growth-oriented stocks benefited from the robust market rebound over the second and third quarters of 2020. Financials and Energy stocks lagged their peers, with Energy underperforming by a significant margin on soft prices due to concerns over slowed global growth.

We will continue to monitor the evolving economic and market climate and will manage the Sterling Capital Funds accordingly. Thank you for your confidence in Sterling Capital Management. We look forward to serving your investment needs during the months and years ahead.

Sincerely,

James T. Gillespie
President
Sterling Capital Funds

Jeffrey J. Schappe, CFA
Managing Director
Sterling Capital Management LLC

[1]	“S&P 500®” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
[2]	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. It is not possible to invest in the Bloomberg Barclays U.S. Aggregate Bond Index, which is unmanaged and does not incur fees and charges.
[3]	The Bloomberg Barclays U.S. High Yield Corporate Index measures performance of the US corporate market of non-investment grade, fixed-rate corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.
[4]	“Russell 2000®” Index is a registered service mark of FTSE Russell, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The Russell 2000® Index is a small-cap market index of the bottom 2,000 stocks in the Russell 3000® Index. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
[5]	“Russell 1000®” Index is a registered service mark of FTSE Russell, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The Russell 1000® Index is a large-cap market index of the largest stocks in the U.S. equity markets. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
[6]	The MSCI EAFE® Index measures the performance of the developed stock markets of Europe, Australia, and the Far East.
[7]	The MSCI Emerging Markets Index captures large and mid cap equity representation across 26 developing market countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each country.

Past performance does not guarantee future results. Mutual fund investing involves risk including the possible loss of principal.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) and is paid a fee for its services. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, LLC. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice. The credit rating source referenced in the fund commentaries, if applicable, was the S&P 500.

Sterling Capital Behavioral Large Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Large Cap Value Equity Fund (the “Fund”) is managed by Portfolio Managers Robert W. Bridges, CFA, Senior Managing Director, and Robert O. Weller, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Robert W. Bridges, CFA, Senior Managing Director, joined Sterling Capital in 1996 and is head of equity. He also leads Sterling Capital’s fundamental equity team and serves as co-head of the factor investing/behavioral finance portfolios. He has investment experience since 1991 and has co-managed the Fund since 2013. Bob is a graduate of Wake Forest University where he received a BS in Business. He holds the Chartered Financial Analyst designation.

Robert O. Weller, CFA

Robert O. Weller, CFA, Executive Director, joined Sterling Capital in 2012 and is co-head of the factor investing/behavioral finance. He has investment experience since 1996 and has co-managed the Fund since 2013. Rob is a graduate of Loyola University Maryland where he received a BBA in Finance. He holds the Chartered Financial Analyst designation.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. The overall results of the Fund will be dependent on the process and ability of the Adviser to recognize a company’s value. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry. The Fund may also invest in exchange-traded funds (ETFs); thus shareholders may bear additional costs and the ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell 1000® Value Index.

Q. What factors affected the Fund’s performance?

U.S. large-cap stocks weathered severe volatility to post modest gains during the period. Stocks performed well in the final months of 2019 and the first month and a half of 2020, but the negative economic impact of the COVID-19 pandemic sent global stocks into a freefall at the end of February. Stock markets bottomed in late March in response to economic stimulus efforts and the rebound gained momentum with the easing of some restrictions throughout the early summer. By mid summer, large-cap stocks in general had fully recovered their losses. But value-oriented companies continued to lag their growth-oriented counterparts.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear and ego.

The Fund’s behavioral-driven factors had an overall negative effect on the portfolio’s performance relative to its benchmark. The Fund’s momentum strategy contributed marginally to relative returns, but those gains were more than offset by the Fund’s exposure to value stocks, which underperformed during the period.

Stock selection in REITs was a major detractor on the Fund’s relative performance. In particular, the Fund’s lack of exposure to more defensive healthcare REITs weighed on relative results, as those performed well during the period. The Fund’s strategy of maintaining a smaller-than-benchmark average market capitalization profile also detracted from returns, as larger stocks generally outperformed smaller ones during the period.

Although the Fund underperformed the benchmark during the year, its stock selection in industrials contributed to relative returns, particularly within the capital goods subsector. The Fund’s lack of exposure to two underperforming aerospace and defense companies also added to relative returns.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	-14.38%	3.68%	7.09%
Class C Shares**	2/1/01	-9.81%	4.15%	6.93%
Institutional Shares	10/9/92	-8.96%	5.18%	8.00%
Class R6 Shares	2/1/18[1]	-8.88%	5.21%	8.01%
Russell 1000® Value Index	N/A	-5.03%	7.66%	9.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Russell 1000® Value Index is a widely recognized index of common stocks that measures the performance of the large-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Mid Value Fund

Portfolio Manager

Sterling Capital Mid Value Fund (the “Fund”) is managed by Patrick W. Rau, CFA, Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Patrick W. Rau, CFA

Patrick W. Rau, CFA, Managing Director, joined Sterling Capital in 2001 and has investment experience since 1991. He has been an associate portfolio manager of the Fund since 2016 and became lead portfolio manager of the Fund in 2020. He received his AB in Political Science from Duke University and his MBA from Vanderbilt University. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund may invest in undervalued securities that may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities, which may be more volatile and less liquid due to currency fluctuation, political instability, social and economic risks.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. U.S. mid-cap value stocks posted single-digit percentage losses for the period. The negative economic impacts stemming from actions taken to mitigate the COVID-19 pandemic weighed on economically sensitive stocks, particularly those associated with travel. Despite a nascent recovery, this economic damage from the pandemic negatively impacted the Fund’s absolute performance.

Favorable stock selection in consumer discretionary as well as the Fund’s significant underweighting of poor-performing real estate and utilities stocks contributed to the Fund’s relative performance. Adverse stock selection among technology, materials and communications services stocks hindered relative performance.

An overweight allocation to financials, which underperformed meaningfully during the period, was more than overcome by strong stock selection among these stocks. Three buyout offers among our portfolio holdings also aided the Fund’s relative performance.

Actions taken by OPEC+ near the onset of the pandemic had a material negative impact on oil prices and led to the severe underperformance of energy stocks during the period. An underweighting to energy stocks during the period benefited the Fund’s relative performance.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	8/1/96	-11.17%	3.72%	7.56%
Class C Shares**	7/25/01	-6.46%	4.17%	7.40%
Institutional Shares	8/1/96	-5.50%	5.23%	8.49%
Class R Shares	2/1/10[1]	-5.97%	4.72%	7.84%
Class R6 Shares	2/1/18[2]	-5.56%	5.26%	8.50%
Russell Midcap® Value Index	N/A	-7.30%	6.38%	9.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.
[2]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of the Institutional Shares.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Behavioral Small Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Small Cap Value Equity Fund (the “Fund”) is managed by Portfolio Managers Robert W. Bridges, CFA, Senior Managing Director, and Robert O. Weller, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Robert W. Bridges, CFA, Senior Managing Director, joined Sterling Capital in 1996 and is head of equity. He also leads Sterling Capital’s fundamental equity team and serves as co-head of the factor investing/behavioral finance portfolios. He has investment experience since 1991 and has co-managed the Fund since 2013. Bob is a graduate of Wake Forest University where he received a BS in Business. He holds the Chartered Financial Analyst designation.

Robert O. Weller, CFA

Robert O. Weller, CFA, Executive Director, joined Sterling Capital in 2012 and is co-head of the factor investing/behavioral finance. He has investment experience since 1991 and has co-managed the Fund since 2013. Rob is a graduate of Loyola University Maryland where he received a BBA in Finance. He holds the Chartered Financial Analyst designation.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory as well as more sensitive to adverse conditions.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares underperformed its benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. Small-cap equities experienced a significant decline early in 2020 due to the economic fallout of the COVID-19 pandemic. Corporate earnings and stock prices suffered from late February to mid-March, as governments around the world implemented strict economic and social restrictions. Stocks rebounded later in the spring in response to economic stimulus efforts and the easing of some restrictions, but this partial recovery failed to boost prices to their pre-pandemic highs. Small-cap value equities ended the period at a loss, underperforming both small-cap growth stocks as well as large-cap equities in general, as the economic re-start benefited growth-oriented stocks and larger companies more than small-value names.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear and ego.

The Fund’s behavioral-driven factors had an overall negative effect on the portfolio’s performance relative to its benchmark. The Fund’s momentum strategy contributed marginally to relative returns, but those gains were more than offset by the Fund’s value exposure, as value stocks underperformed their core counterparts during the period.

An overweight position and stock selection in the financials sector were the largest detractors to the Fund’s relative returns. This sector was among the hardest hit by the economic impact of the pandemic, and the Fund’s investments in banks, diversified financials and mortgage real estate investment trusts also weighed as those holdings underperformed.

Stock selection in health care equipment and services added to the Fund’s relative performance during the period. The Fund’s strategy of maintaining a larger-than-benchmark average market capitalization also benefited on a relative basis, as larger companies generally outperformed smaller companies for the period.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/29/10	-22.58%	-0.29%	4.98%
Class C Shares**	1/29/10	-18.47%	0.13%	4.79%
Institutional Shares	1/2/97	-17.64%	1.16%	5.86%
Class R Shares	2/1/10	-18.04%	0.67%	5.44%
Class R6 Shares	2/1/18[1]	-17.63%	1.19%	5.88%
Russell 2000® Value Index	N/A	-14.88%	4.11%	7.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Special Opportunities Fund

Portfolio Manager

Sterling Capital Special Opportunities Fund (the “Fund”) is managed by George F. Shipp, CFA, Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

George F. Shipp, CFA

George F. Shipp, CFA, Managing Director, founded what is now the Sterling Capital Equity Opportunities group in December 2000, after serving for 18 years as a sell-side equity analyst with the broker-dealer BB&T Scott & Stringfellow. George has served as the lead portfolio manager for the Special Opportunities Fund since its inception. George is a graduate of the University of Virginia where he received a B.A. in Biology, and an MBA from its Darden Graduate School of Business in 1982. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to investment style risk, which depends on the market segment in which the Fund is primarily invested. An investment in growth stocks may be particularly sensitive to market conditions while value stocks may be undervalued for longer than anticipated. The Fund may invest in foreign securities subject to risks such as currency volatility and political and social instability or small capitalization companies subject to greater volatility and less liquidity due to limited resources or product lines. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Sterling Capital Special Opportunities Fund provided a +5.79% total return (Institutional Class) during its September 30, 2020 fiscal year. If we had known in advance that the year would be dominated by the COVID-19 pandemic causing the worst global economic downturn since the 1930s, not to mention social upheaval and the most acrimonious U.S. political climate in memory, we would have gladly accepted that result. The Fund nevertheless trailed the Russell 3000® Index by a disappointing 9.21%, the largest underperformance in its 17-year history.

Q. What factors affected the Fund’s performance?

A. As readers are well aware, in response to the pandemic, governments worldwide compelled many businesses not to conduct business, and workers not to work. Service sector industries such as travel and restaurants were crippled, even as established trends favoring technology spending enabling work, shop, and play from home accelerated. The equity markets reflected this world of “haves and have nots,” as “Growth” stocks beat those characterized as “Values” by an unprecedented 42 percentage points (+36% in 12 months versus -6%). Our “biggest mistake” was not owning Apple, Amazon and Microsoft; those three tech platforms alone contributed 8.18% to the Russell 3000® Index, but zero to the Fund.

Norwegian Cruise Lines, Alaska Airlines and destination hotelier Ryman Properties took a direct hit from COVID-19, transitioning from record earnings in 2019 almost overnight to docked, parked and closed. Sharp declines in those three stocks contributed a 7.95% combined loss to the Fund before we sold them.

Even with those errors of omission and commission, the Fund more than doubled the return of the equally-weighted equity market (effectively, the median stock). Ironically a “value” holding was our top contributor. Federal Express provided a +76% total return (portfolio contribution +2.3%, reflecting its 3% average weight), as initial evidence of a global freight collapse quickly blossomed to a tight market, confirming our thesis that the company’s services benefit from e-commerce and logistics scale.

Healthcare holdings Danaher (+50%; contribution +2.25%) and Hologic (+32%; +1.6%) were uniquely positioned to help solve the COVID-19 crisis. Danaher’s Cepheid diagnostics unit provides point-of-care tests, while its Cytiva instruments and bioprocessing subsidiary is a primary beneficiary of vaccine research and scale-up. Hologic’s “Panther” high-throughput testing equipment has become the gold standard for reference labs, accounting for approximately one-third of molecular tests. Insurance leader United Health Group is increasingly appreciated for its data analytics, supporting its 46% return (1.5% contribution).

Engagement in Activision Blizzard’s games surged, fueling its shares’ 54% gain (1.7% contribution). Alphabet, also known as Google (+21%; +1.7%), continues to benefit from more searches, more YouTube views, and its Android software’s 74% world share of mobile devices, while its datacenter infrastructure platform has witnessed high growth as more businesses move to the “Cloud.” Akamai (+21%, +1.4%) likewise benefits from exponential growth in data and the corresponding need to keep it secure; almost one third of internet traffic worldwide moves through its 250,000 “edge” servers.

We believe our portfolio is well positioned to benefit from a broadening of the emerging economic recovery. Improvement in the housing (Lennar) and auto industries (Aptiv, CDK Global, NXP Semiconductor) already is evident. Recoveries in consumer spending (Capital One), investor activity (Charles Schwab, Broadridge), and industrial investment (PTC, Flir Systems) should follow, and combine with ongoing technological deepening of everyday processes (Fiserv, F5, Verisk).

We greatly appreciate your continued confidence in our strategies, and in these high quality enterprises.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	6/2/03	-0.52%	8.23%	10.50%
Class C Shares**	6/2/03	4.73%	8.70%	10.33%
Institutional Shares	6/2/03	5.79%	9.79%	11.44%
Class R Shares	2/1/10	5.29%	9.24%	10.88%
Class R6 Shares	2/1/18[1]	5.87%	9.84%	11.46%
Russell 3000® Index	N/A	15.00%	13.69%	13.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Russell 3000® Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Equity Income Fund

Portfolio Manager

Sterling Capital Equity Income Fund (the “Fund”) is managed by George F. Shipp, CFA, Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

George F. Shipp, CFA

George F. Shipp, CFA, Managing Director, founded what is now the Sterling Capital Equity Opportunities group in December 2000, after serving for 18 years as a sell-side equity analyst with the broker-dealer BB&T Scott & Stringfellow. George has served as the lead portfolio manager for the Equity Income Fund since its inception. George is a graduate of the University of Virginia where he received a B.A. in Biology, and an MBA from its Darden Graduate School of Business in 1982. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund invests primarily in dividend-paying securities. These securities may be undervalued and their value could be negatively affected by a rise in interest rates. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Sterling Capital Equity Income Fund (Institutional shares) provided a +0.15% total return for the fiscal year ended September 30, 2020, a solid result considering the COVID-19 pandemic triggered the worst global economic downturn since the 1930s. The Fund comfortably beat the Russell 1000® Value Index by 5.18%, continuing a four-year streak of outperformance.

Q. What factors affected the Fund’s performance?

A. The virtually-unchanged result for 12 months belies volatility, which witnessed the Index’s 38% four-week plunge from all-time highs to the March 23 lows. Historically, the high quality orientation of the Fund’s holdings has allowed it to play “good defense” during market downturns, but the unique nature of this recession proved more difficult to navigate than usual. Delta Airlines and Royal Caribbean Cruise, for example, had just announced record 2019 earnings and upbeat outlooks, when suddenly they were forced to ground planes and dock fleets. The combined impact of our travel holdings hurt our return by 4.60% (annual effect) until sold.

General Motors shuttered all 84 production facilities and proactively eliminated its dividend, impacting the Fund by another -1.4%. Occidental Petroleum’s (-1.5% contribution) ill-fated buyout of Anadarko Petroleum just months earlier caused an unbearable debt burden as oil briefly plunged below $0/barrel in commodity markets. Despite the unanticipated events, the Fund managed to slightly beat the market drawdown from the beginning of the year to March lows by 0.98%.

One potential advantage active portfolio managers have is that we can at times monetize losses for tax benefit when circumstances change, pivoting to stronger companies positioned to thrive in a new reality. We don’t “passively” sit idle with impaired securities. While not claiming perfect execution, the Fund fully participated in the stock market’s recovery, gaining 46.8% from March 23 through September 30, compared to the 41.2% gain of the benchmark.

We “took advantage” of perceived bargains. The Fund upped its exposure to Financials as share prices for global leaders like Goldman Sachs (investment banking), Citigroup (treasury and card services), and Northern Trust (securities processing) became more attractive. We added communications software provider Amdocs and public safety software leader Motorola Solutions, believing in their relatively resilient cash flows. We became attracted to Coca Cola following its “30% off sale,” due to its competitive yield and 58-year history of dividend increases.

Our technology overweight proved favorable. Microsoft enables working, networking (LinkedIn) and playing (X-Box) from home, and its Azure Cloud infrastructure helps businesses of all sizes become more efficient. Its 53% total return for the year contributed 2.65% to the portfolio overall. Accenture (+19%; 1.0% contribution) is another net debt free global juggernaut helping clients securely move operations to the Cloud. Semiconductor maker Analog Devices agreed to buy fellow portfolio holding Maxim Integrated (+20%), building an even stronger platform to gain content in 5G networks, autos, factories, and datacenters.

Long standing e-commerce tailwinds helped UPS’ pricing as the trend accelerated; its 44% total return translated to a 1.9% contribution. Home Depot capitalized on booming “order online pick up at store” capabilities to capture out-sized share of home improvements (+23%, +1.2%). Abbott Labs’ (+30%, +1.5%) diagnostic platforms were perfectly positioned to benefit from COVID-19 testing, while its Libre diabetes monitor grew rapidly despite difficulties accessing healthcare providers.

With interest rates effectively pegged at zero “for as long as it takes” in Fed Chairman Powell’s words, we believe our income-producing holdings could prove attractive in a yield-starved world. We thank our clients for ongoing confidence in our strategies.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	6/30/04	-5.85%	9.39%	9.19%
Class C Shares**	6/30/04	-0.85%	9.87%	9.02%
Institutional Shares	6/30/04	0.15%	10.97%	10.12%
Class R Shares	2/1/10	-0.40%	10.41%	9.58%
Class R6 Shares	2/1/18[1]	0.21%	11.03%	10.15%
Russell 1000® Value Index	N/A	-5.03%	7.66%	9.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Russell 1000® Value Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Behavioral International Equity Fund

Portfolio Managers

Sterling Capital Behavioral International Equity Fund (the “Fund”) is managed by Portfolio Managers Robert W. Bridges, CFA, Senior Managing Director, and Robert O. Weller, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Robert W. Bridges, CFA, Senior Managing Director, joined Sterling Capital in 1996 and is head of equity. He also leads Sterling Capital’s fundamental equity team and serves as co-head of the factor investing/behavioral finance portfolios. He has investment experience since 1991 and has co-managed the Fund since its inception. Bob is a graduate of Wake Forest University where he received a BS in Business. He holds the Chartered Financial Analyst designation.

Robert O. Weller, CFA

Robert O. Weller, CFA, Executive Director, joined Sterling Capital in 2012 and is co-head of the factor investing/behavioral finance. He has investment experience since 1996 and has co-managed the Fund since its inception. Rob is a graduate of Loyola University Maryland where he received a BBA in Finance. He holds the Chartered Financial Analyst designation.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and market momentum. The Fund will invest in foreign securities which may be more volatile and less liquid due to currency fluctuation, political instability, and social and economic risks. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry, and exchange-traded funds (ETFs). Investing in ETFs may cause shareholders to bear additional costs, and an ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares underperformed its current benchmark, the MSCI EAFE Index.

Q. What factors affected the Fund’s performance?

A. International equities survived a turbulent period following the onset of the COVID-19 pandemic, and managed to post modest gains during the period. Global markets continued a long-term upward trend in the final months of 2019 and the first month and a half of 2020, but the negative economic impact of the pandemic sent stocks plunging in late February. Many international stocks hit a low point in late March in response to government-initiated shutdowns, but as economies around the world began to cautiously reopen, equity markets began to rebound. By midsummer, international large-cap stocks had largely recovered their losses, although value-oriented companies continued to lag their growth-oriented counterparts.

The Fund applies principles of behavioral finance to its investment strategy.

This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear and ego.

The Fund’s behavioral-driven factors had a net negative effect on the portfolio’s performance relative to its benchmark. Modest gains from the Fund’s momentum strategy were offset by the Fund’s exposure to stocks with value characteristics, resulting in a drag on relative returns.

Stock selection in the financials sector detracted the most from the Fund’s relative performance. The Fund’s holdings in global banks proved especially detrimental to returns, most notably a French multinational investment bank and an Australian bank that do business in Asia, the U.K. and the U.S.

Stock selection in the materials sector provided the largest boost to relative performance. The metals and mining subsector stood out as a leading contributor, with holdings in an Australian iron ore company and a British international mining company performing especially well.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	11/28/14	-16.84%	-0.23%	-1.54%
Class C Shares**	11/28/14	-12.41%	0.17%	-1.28%
Institutional Shares	11/28/14	-11.65%	1.14%	-0.34%
Class R6 Shares	2/1/18[1]	-11.49%	1.18%	-0.30%
MSCI EAFE® Index	11/30/14	0.49%	5.26%	2.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

Fund is measured against the MSCI EAFE® Index, an unmanaged Index which is generally representative of large- and mid-cap equity across developed markets countries around the world, excluding the U.S. and Canada. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital SMID Opportunities Fund

Portfolio Manager

Sterling Capital SMID Opportunities Fund (the “Fund”) is managed by Joshua L. Haggerty, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Joshua L. Haggerty, CFA

Joshua L. Haggerty, CFA, Executive Director, joined the CHOICE Asset Management team of BB&T Scott & Stringfellow in 2005, which integrated with Sterling Capital Management in January 2013. He has investment experience since 1998 and has managed the Fund since its inception. Josh is a graduate of James Madison University where he received his BBA in Finance. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund uses a multi-style approach and invests in both growth and value-oriented companies. A growth investment style may be particularly sensitive to market conditions. Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. The Fund invests in small and middle capitalization companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than investments in larger more established companies. As a result, share price changes may be more erratic or trade less frequently in lesser quantities.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares fell 1.3% during the fiscal year ending September 30, 2020, trailing the Russell 2500® Index’s 2.2% gain. The Fund’s three year and since inception annualized returns of 4.49% and 7.7%, respectively, were both slightly ahead of the Russell 2500® Index’s 4.45% and 7.6% returns over the same periods.

Q. What factors affected the Fund’s performance?

A. During the fiscal year, larger companies outperformed, led by a narrow group of mega cap stocks. Apple crossed the $2 trillion market cap threshold and became more valuable than the entire small cap asset class, as measured by the Russell 2000. The dichotomy in returns between growth and value was similar, with growth outperforming by 30% over the past year, the largest spread since March 2000.

As a reminder, we strive to only invest in profitable companies. Coming into the fiscal year, every prior 15% pullback in the Russell 2500® Index has coincided with significant underperformance of unprofitable companies. During the pandemic-led decline in early 2020, the opposite occurred. The 645 profitless companies in the Russell 2500® Index gained 40.7% over the past year while profitable companies in the index fell 6.5%. Similarly at odds with historical data, the most expensive Russell 2500® Index constituents rose 17.4%, while the cheapest declined 28.8% and the highest ROE companies lost 1.1%, the second highest quintile slumped 20.6%, while the lowest return on equity cohort gained 12.9%. This year was an enigma.

The biggest contributors to the Fund’s performance were: (1) women’s health and diagnostics provider, Hologic (+43%, contribution 2.13%), which is expected to grow revenues nearly 60% in fiscal 2020 driven by COVID-19 diagnostic testing equipment and assays (the company is providing nearly 2 million tests per week, or around 40% of all tests in the U.S.); (2) health insurance provider Centene (+35%, 1.89%), which was the Fund’s largest detractor in the prior year, rebounding as Medicare-for-All concerns faded (we see more upside if/as Medicaid is expanded in new geographies); (3) railroad Kansas City Southern (43%, 1.76%), which reported significant productivity gains as precision scheduled railroading was implemented (we departed on news of a takeout offer that was subsequently rebuffed); and (4) Arthur Gallagher (+35%, 1.38%), an insurance broker benefiting from strong pricing supplemented by tuck-in acquisitions.

The biggest detractors were all directly impacted by COVID-19, including: (1) Norwegian Cruise Line (-84%, contribution -3.64%), which reported record earnings in late February only to halt all cruises a month later; (2) food service provider Aramark (-47%, -3.27%), which experienced shutdowns to many of its end markets, such as concerts and sporting events, as well as heretofore resilient verticals such as K-12 schools and universities; (3) Alaska Air (-43%, -2.08%), which is grappling with load factors down by more than half and is focused on reducing its cash burn, yet amazingly its leverage ended the fiscal year the same as it was entering the year; and (4) aerospace supplier Hexcel (-65%, -1.82%), which not only saw an eight-year backlog at Boeing and Airbus disappear into thin air, but called off its merger with Woodward as well.

We redeployed capital from three of the four detractors into businesses offering more reliable income streams, supported by secular growth in applications transitioning to the cloud, cybersecurity, industrial automation, and increased healthcare use due to an aging demographic.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	Since Inception
Class A Shares*	09/30/16	-7.22%	5.84%
Class C Shares**	09/30/16	-2.22%	6.63%
Institutional Shares	09/30/16	-1.30%	7.68%
Russell 2500® Index	N/A	2.22%	7.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Russell 2500® Index is a widely recognized index of common stocks that measures the performance of the small and mid cap sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Stratton Mid Cap Value Fund

Portfolio Manager

Sterling Capital Stratton Mid Cap Value Fund (the “Fund”) is managed by Shawn M. Gallagher, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Shawn M. Gallagher, CFA

Shawn M. Gallagher, CFA, Executive Director, joined the Stratton Funds team of Stratton Management Company in 2005 and Sterling Capital Management as part of a business acquisition in August 2015. He has managed the Fund since 2015 and the predecessor fund since 2012, when it was repositioned as a Mid Cap Value strategy. He has investment experience since 2003 and is a graduate of Pennsylvania State University where he received his BS in Finance. He holds the Chartered Financial Analyst designation.

Investment Considerations

Mid-capitalization companies are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares outperformed its benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

U.S. mid-cap stocks posted modest losses for the period despite opening with strong gains during the final months of 2019 and opening months of 2020. This positive initial trend gave way to steep declines in late February and early March as markets responded to the negative economic impacts of the global pandemic. U.S. mid-cap stocks declined more than 40% from their February peak through the market’s bottom in late March. A subsequent rebound through the end of the period was not enough to erase the impact of the earlier decline, however. The various government-led shutdown orders had an uneven impact on the economy, benefiting some sectors of the economy while hurting others. The energy sector was the largest drag on the Fund’s absolute returns, as the contraction in the global economy led to a decline in energy prices. Meanwhile, certain communication services holdings added the most to the Fund’s absolute returns as this sector benefited from the “stay-at-home” environment. The health care sector also added to absolute returns.

Stock selection within the health care sector was the biggest contributor to relative performance. Specific holdings benefited from strong demand for medical diagnostics, supplies, and outsourced drug research and development. Selection within the real estate sector also added to relative results, particularly investments in an industrial real estate investment trust (REIT) that benefited from increased demand for warehouse space due to a rise in e-commerce activity. Holdings of two data-center REITs also added to results as cloud migration and bandwidth demand accelerated during the pandemic.

Stock selection within the industrial and consumer staples sectors weighed the most on relative results. In particular, the Fund’s investment in an energy and communications infrastructure provider detracted amid a decline in energy pipeline construction. Meanwhile, two major domestic food distributors lagged the overall consumer staples sector as the economic lockdowns dealt a major blow to the restaurant industry. The Fund’s underweight position to the consumer discretionary sector also weighed on relative results, as that sector outperformed during the market rebound in the second half of the period.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/13/15	-11.06%	5.01%	7.59%
Class C Shares**	11/13/15	-6.21%	5.53%	7.85%
Institutional Shares	09/30/72	-5.39%	6.52%	8.36%
Russell Midcap® Value Index	N/A	-7.30%	6.38%	9.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Mid Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Stratton Real Estate Fund

Portfolio Manager

Sterling Capital Stratton Real Estate Fund (the “Fund”) is managed by Andrew T. DiZio, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Andrew T. DiZio, CFA

Andrew T. DiZio, CFA, Executive Director, joined the Stratton Funds team of Stratton Management Company in 2012 and Sterling Capital Management as part of a business acquisition in August 2015. He has investment experience since 2003. He has managed the Fund since 2015 and the predecessor fund since 2012. Andy received his BS in Finance with a minor in Economics from Pennsylvania State University. He holds the Chartered Financial Analyst designation.

Investment Considerations

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares outperformed its benchmark, the FTSE NAREIT All Equity REITs Index.

Q. What factors affected the Fund’s performance?

The global pandemic negatively impacted real estate investment trust (REIT) share prices during the 12-month period under review. The broader markets experienced a sharp downturn in late February that extended through the middle of March, driving significant losses across multiple sectors of the economy. Markets rebounded throughout the rest of the period, but not enough to offset the losses during the market freefall. The economic contraction resulting from government-led efforts to limit the spread of COVID-19 did not impact all REIT subsectors equally, however. Data center, infrastructure and industrial REITs outperformed their peers and added the most to the Fund’s absolute returns. The “stay-at-home” environment increased demand for computing power, which boosted data centers, while online shopping drove strong performance among warehouses in the industrial REIT space. Lodging and retail REITs weighed the most on the Fund’s absolute returns due to the negative impacts of social distancing and shutdown orders.

The Fund’s overweight position to data centers added the most to relative results. Stock selection within office and residential REITs also benefited, particularly a REIT that primarily leases lab space which has experienced steady demand amid the pandemic. Among the Fund’s residential REITs, exposure to the southeast U.S. benefited as that region maintained strong demand during the period. The Fund’s general tilt away from exposure to downtown apartments in major coastal cities also added to relative results, as demand in this space dropped meaningfully during the pandemic.

Stock selection in the retail subsector weighed the most on relative performance. The Fund’s investment in a REIT with more exposure to restaurants and fitness tenants than the average of its peers weighed on results given the concern that those businesses would not be able to meet their rent obligations during the shutdown. Stock selection in the diversified REIT subsector also detracted, driven by the Fund’s investment in a Hawaii-focused REIT. That state’s economy struggled as the pandemic triggered significant travel restrictions, and tourism represents a significant portion of its GDP.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/13/15	-13.60%	5.67%	8.25%
Class C Shares**	11/13/15	-9.02%	6.16%	8.50%
Institutional Shares	05/31/80	-8.09%	7.19%	9.02%
Class R6 Shares	01/31/20[1]	-8.01%	7.21%	9.03%
FTSE NAREIT All Equity REITs Index	N/A	-12.15%	6.61%	9.20%
S&P 500® Index	N/A	15.15%	14.15%	13.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Real Estate Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the FTSE NAREIT All Equity REIT Index, an unmanaged index, which contains all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The Fund is also measured against the S&P 500® Index, an unmanaged index, which is generally considered to be representative of the performance of the stock market as a whole. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[1]	Class R6 Shares were not in existence prior to 01/31/20. Performance for periods prior to 01/31/20 is based on the performance of Institutional Shares.

Sterling Capital Stratton Small Cap Value Fund

Portfolio Manager

Sterling Capital Stratton Small Cap Value Fund (the “Fund”) is managed by Gerald M. Van Horn, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Gerald M. Van Horn, CFA

Gerald M. Van Horn, CFA, Executive Director, joined the Stratton Funds team of Stratton Management Company in 1998 and Sterling Capital Management as part of a business acquisition in August 2015. He has investment experience since 1996. He has managed the Fund since 2015 and the predecessor fund since 2000. Jerry received his BA in Economics from The College of New Jersey. He holds the Chartered Financial Analyst designation.

Investment Considerations

Small cap company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

Small-cap equities experienced a sharp drawdown from late February to mid-March due to the negative economic impacts of the global pandemic. The economic and social restrictions put in place by various governments seeking to control the spread of COVID-19 severely impacted corporate earnings and equity prices during the period. Economic stimulus efforts and the easing of some restrictions helped stocks rebound from their late-March lows, but not enough to erase the earlier losses. U.S. small cap stocks ended the period with substantial losses. The Fund’s holdings in the energy, utilities and financials sectors weighed the most on absolute returns as these sectors suffered most from the contracting economic environment. The Fund’s health care and communication services sectors contributed the most to absolute returns, as these sectors were better insulated from the negative impacts of the economic and social restrictions.

Stock selection in the health care sector added to the Fund’s relative performance during the period. Investments in a manufacturer of injectable drug delivery systems outperformed amid the broader push for vaccine and therapeutic treatments for COVID-19. An underweight position in the energy sector also added to results on a relative basis, as did stock selection in the information technology sector as two holdings within the semiconductor industry outperformed.

An underweight position to consumer discretionary sector dragged the most on relative results, as those stocks rebounded strongly off the market low in March. Stock selection in the industrials sector also weighed on results, particularly holdings of a manufacturer of engineered industrial products and an infrastructure construction company, which both underperformed their peers for the period. Stock selection in the utilities sector also detracted on a relative basis as an investment in an electric utility company underperformed.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/13/15	-17.83%	3.44%	7.69%
Class C Shares**	11/13/15	-13.46%	3.92%	7.94%
Institutional Shares	4/12/93	-12.59%	4.92%	8.47%
Class R6 Shares	1/31/20[1]	-12.54%	4.93%	8.47%
Russell 2000® Index	N/A	0.39%	8.00%	9.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Small Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[1]	Class R6 Shares were not in existence prior to 01/31/20. Performance for periods prior to 01/31/20 is based on the performance of Institutional Shares.

Sterling Capital Ultra Short Bond Fund

Portfolio Managers

Sterling Capital Ultra Short Bond Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA, Senior Managing Director, Byron G. Mims, CFA, Executive Director, and Jeffrey D. Ormsby, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark M. Montgomery, CFA, Senior Managing Director, joined Sterling Capital Management in 1997 and has co-managed the Fund since its inception. He has investment experience since 1990. Mark is a graduate of West Chester University where he received a BS in Marketing and a Minor in Public Administration and a MBA from Drexel University. He holds the Chartered Financial Analyst designation.

Byron G. Mims, CFA

Byron G. Mims, CFA, Executive Director, joined Sterling Capital in 2012 and has been a co-portfolio manager of the Fund since February 2020. He has investment experience since 2006. Byron is a summa cum laude graduate of North Carolina State University where he received his BS in Economics and was recognized as valedictorian. He holds the Chartered Financial Analyst designation.

Jeffrey D. Ormsby, CFA

Jeffrey D. Ormsby, CFA, Executive Director, joined Sterling Capital in 2011 and has been a co-portfolio manager of the Fund since February 2020. He has investment experience since 2006. Jeff is a summa cum laude graduate of North Carolina State University where he received his BS in Economics and was recognized as valedictorian. He received his MBA from UNC’s Kenan-Flagler Business School, where he was the Norman Block Valedictorian Award recipient. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares outperformed its current benchmark, the FTSE 6 Month Treasury Bill Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve slashed interest rates to near zero in March 2020 and enacted emergency asset purchases to help address the economic impact of the COVID-19 pandemic. Lower interest rates and the Fed’s intervention in credit markets helped all major fixed-income sectors post positive absolute returns over the period.

The Fund’s exposure to corporate bonds boosted absolute returns. Strong economic performance in late 2019 and extreme fiscal and monetary stimulus in the second and third quarters of 2020 offset underperformance in the sector immediately surrounding the onset of the COVID-19 pandemic. Exposure to securitized investments also improved absolute returns. Attractive relative value in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) encouraged investments in those sectors despite fundamental concerns related to the pandemic.

The portfolio was managed with longer duration than the benchmark throughout the year, and this positioning boosted relative performance when short-term interest rates declined. The Fund’s allocations to corporate bonds, ABS, and CMBS also outperformed the benchmark during the year.

The Fund’s exposure to longer key rates, which underperformed shorter key rates during the rate rally, detracted from relative performance. The portfolio’s exposure to local Municipal Bonds and Treasuries also hurt relative performance, as our holdings in these sectors underperformed the benchmark over the year on average. Local Municipal Bonds underperformed due to the ongoing COVID-19 pandemic, which continues to weigh on the sector’s underlying credit performance. Treasuries provided the lowest absolute returns among the major credit sectors during the year.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 0.50% maximum sales charge.
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	11/30/12	1.68%	1.51%	1.04%
Institutional Shares	11/30/12	2.44%	1.91%	1.37%
FTSE 6 Month Treasury Bill Index	11/30/12	1.28%	1.27%	0.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Fund is measured against the FTSE 6 Month Treasury Bill Index, which measures the performance of Treasury bills with a maturity of six months or less. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Short Duration Bond Fund

Portfolio Managers

Sterling Capital Short Duration Bond Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA, Senior Managing Director, and Peter L. Brown, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark M. Montgomery, CFA, Senior Managing Director, joined Sterling Capital Management in 1997 and has co-managed the Fund since 2011. He has investment experience since 1990. Mark is a graduate of West Chester University where he received a BS in Marketing and a Minor in Public Administration and a MBA from Drexel University. He holds the Chartered Financial Analyst designation.

Peter L. Brown, CFA

Peter L. Brown, CFA, Executive Director, joined Sterling Capital Management in 2004 and has co-managed the Fund since February 2020. He has investment experience since 2000. Pete received a BS in Statistics with minors in Business Management, Marketing and Communications from Cornell University and a MBA from Wake Forest University. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares outperformed its current benchmark, the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve (Fed) cut the federal funds rate to near zero in March 2020 in anticipation of severe economic disruption due to the COVID-19 outbreak. Lower interest rates boosted prices on fixed-income assets and helped the Fund post strong absolute returns. Additionally, the Federal Reserve announced other emergency measures to restore market function and liquidity, including a new round of asset purchases encompassing Treasuries, mortgage-backed securities, and, for the first time, corporate bonds with maturities less than five years. The Fed’s unprecedented intervention in credit markets sparked a significant rally in many of the asset classes held in the Fund, including corporate bonds, securitized assets and municipals.

The Fund’s overweight allocation to corporate bonds over the past year boosted relative returns.

Although corporate bonds suffered in early 2020 due to the COVID-19 crisis, the sector performed historically well over the remainder of the period as the Federal Reserve’s corporate bond purchase program drove credit spreads on bonds nearly back to their pre-COVID levels.

The Fund’s overweight allocation to other non-government asset classes, including securitized assets and taxable municipal bonds, also had a positive effect on relative performance.

Finally, by holding higher yielding assets like corporate bonds, securitized assets and municipals versus Treasuries, the Fund held a significant income advantage over the benchmark, which contributed positively to relative returns.

The Fund’s barbelled yield curve positioning — which included overweight allocations to bonds maturing in less than one year and those maturing longer than three years — hurt relative returns as the yield curve steepened in response to the Federal Reserve’s emergency rate cuts.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/92	1.74%	1.92%	1.64%
Class C Shares**	1/31/12[1]	3.09%	1.57%	1.18%
Institutional Shares	11/30/92	4.12%	2.59%	2.10%
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index	N/A	3.74%	2.11%	1.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance could differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index, which consists of securities with a maturity from one to three years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Intermediate U.S. Government Fund

Portfolio Managers

Sterling Capital Intermediate U.S. Government Fund (the “Fund”) is managed by Managing Director and portfolio manager Neil Grant and Executive Director and portfolio manager Michael Sun, CFA for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Neil T. Grant, CFA

Neil T. Grant, CFA, Managing Director, joined Sterling Capital in 2004 and has been a co-portfolio manager of the Fund since 2019. He has investment experience since 1991. Neil received his BS in Finance from Syracuse University and his MBA from Emory University. He holds the Chartered Financial Analyst designation.

Michael Z. Sun, CFA

Michael Z. Sun, CFA, Executive Director, joined Sterling Capital in 2009 and has been a co-portfolio manager of the Fund since 2019. He has investment experience since 1998. Michael received his MA in Economics from Bowling Green State University, his MS in Urban & Regional Study from Beijing University and his BS in Geography from Nanjing University. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in mortgage-backed securities, which tend to be more sensitive to changes in interest rates. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares underperformed its benchmark, the Bloomberg Barclays U.S. Government Intermediate Index.

Q. What factors affected the Fund’s performance?

In early 2020, the COVID-19 pandemic plunged the economy into recession and generated very high volatility in the broader financial markets. The Federal Reserve (Fed) and federal government took emergency measures to combat the crisis through a combination through fiscal stimulus and highly accommodative monetary policy. While these actions stabilized the financial markets and helped drive economic recovery, Treasury yields remained close to record lows. The Fed indicated its intention to hold short-term interest rates near zero until at least 2023. The Fed also resumed its policy of purchasing securities from the open market without limit, further depressing Treasury yields.

In absolute terms, the Fund benefited greatly from lower interest rates, which move in opposition to bond prices.

Yields on 2-year Treasuries fell 150 basis points, while 10-year Treasury yields fell 98 basis points during the period.

The Fund began the period with longer duration positioning compared to its benchmark. As yields fell, the Fund repositioned to shorter duration. However, Treasury yields continued to decline and the new positioning of shorter duration detracted from relative performance. The sharp drop in Treasury yields also encouraged borrowers to refinance mortgages and other large debts. This trend hurt the performance of the Fund’s bond holdings with prepayment features, mainly mortgage-backed securities and collateralized mortgage obligations. The low Treasury yields also hurt the performance of the Fund’s agency debentures.

The Fund’s modest exposure to taxable municipal bonds, commercial mortgage-backed securities and asset-backed securities helped the Fund’s relative returns. These holdings modestly outperformed Treasuries of similar duration.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	2.59%	1.80%	1.67%
Class C Shares**	2/1/01	3.78%	1.44%	1.10%
Institutional Shares	10/9/92	4.92%	2.47%	2.12%
Bloomberg Barclays U.S. Government Intermediate Index	N/A	5.98%	2.76%	2.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Fund is measured against the Bloomberg Barclays U.S. Government Intermediate Index, an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government or any agency there of, or corporate debt guaranteed by the U.S. government all with outstanding principal of $1 million and maturity between one and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Total Return Bond Fund

Portfolio Managers

Sterling Capital Total Return Bond Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA, Senior Managing Director, and Peter L. Brown, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark M. Montgomery, CFA, Senior Managing Director, joined Sterling Capital Management in 1997 and has co-managed the Fund since 2008. He has investment experience since 1990. Mark is a graduate of West Chester University where he received a BS in Marketing and a Minor in Public Administration and a MBA from Drexel University. He holds the Chartered Financial Analyst designation.

Peter L. Brown, CFA

Peter L. Brown, CFA, Executive Director, joined Sterling Capital Management in 2004 and has co-managed the Fund since February 2020. He has investment experience since 2000. Pete received a BS in Statistics with minors in Business Management, Marketing and Communications from Cornell University and a MBA from Wake Forest University. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in foreign securities, which may expose the fund to currency and exchange rate fluctuations; and mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve cut the federal funds rate to near zero in March 2020 in anticipation of severe economic disruption due to the COVID-19 outbreak. Lower interest rates boosted prices on fixed-income assets and helped the Fund post strong absolute returns. Additionally, the Federal Reserve announced other emergency measures to restore market function and liquidity, including a new round of asset purchases encompassing Treasuries, mortgage-backed securities, and, for the first time, corporate bonds with maturities less than five years. The Fed’s unprecedented intervention in credit markets sparked a significant rally in many of the asset classes held in the Fund, including corporate bonds, securitized assets and municipals.

The Fund increased its allocation to corporate bonds starting in late March through May, and this positioning boosted relative returns. After poor performance in the first quarter of 2020 due to the COVID-19 crisis, corporate bonds performed historically well over the following six months, as the Federal Reserve’s corporate bond purchase program drove credit spreads on certain bonds nearly back to their pre-COVID levels.

Overall, corporate bonds underperformed duration-matched Treasuries by 1.31 percent over the period. However, by increasing the Fund’s allocation to corporate bonds after their Q1 selloff, the Fund benefited from their subsequent rally. These gains more than offset the poor performance from earlier in the year and helped the Fund outperform the benchmark.

The Fund’s overweight allocation to other non-government asset classes — including securitized assets and taxable municipal bonds —also had a positive effect on relative performance. Likewise, strong security selection in energy companies and commercial mortgage-backed securities helped the Fund’s relative returns.

The Fund’s bulleted yield curve positioning, which included an overweight allocation to bonds maturing in seven to ten years, boosted relative returns as the yield curve steepened in response to the Fed’s emergency rate cuts.

However, the Fund’s slightly short duration positioning during the volatile first quarter of 2020 hurt relative returns as the Federal Reserve cut interest rates.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/99	1.19%	3.28%	3.25%
Class C Shares**	2/01/01	6.53%	3.72%	3.09%
Institutional Shares	11/30/99	7.59%	4.76%	4.12%
Class R Shares	01/29/10	7.08%	4.26%	3.58%
Class R6 Shares	01/31/18[1]	7.70%	4.82%	4.15%
Bloomberg Barclays U.S. Aggregate Bond Index	N/A	6.98%	4.18%	3.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index, which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Corporate Fund

Portfolio Managers

Sterling Capital Corporate Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA, Senior Managing Director, and Peter L. Brown, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark M. Montgomery, CFA, Senior Managing Director, joined Sterling Capital Management in 1997 and has co-managed the fund since inception. He has investment experience since 1990. Mark is a graduate of West Chester University where he received a BS in Marketing and a Minor in Public Administration and a MBA from Drexel University. He holds the Chartered Financial Analyst designation.

Peter L. Brown, CFA

Peter L. Brown, CFA, Executive Director, joined Sterling Capital Management in 2004 and has co-managed the fund since February 2020. He has investment experience since 2000. Pete received a BS in Statistics with minors in Business Management, Marketing and Communications from Cornell University and a MBA from Wake Forest University. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Bloomberg Barclays Corporate Intermediate Bond Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve cut the federal funds rate to near zero in March 2020 in anticipation of severe economic disruption due to the COVID-19 outbreak. Lower interest rates boosted prices on fixed-income assets and helped the Fund post strong total returns. Additionally, the Fed announced other emergency measures aimed to restore market function and liquidity, including a new round of asset purchases encompassing Treasuries, mortgage-backed securities, and, for the first time, corporate bonds with maturities less than five years. The Fed’s unprecedented intervention in credit markets sparked a significant rally in corporate bonds and helped total returns rebound strongly following the first quarter of 2020.

The Fund’s exposure to companies hardest hit by the global pandemic — including certain subsectors of the real estate industry as well as aircraft leasing companies — hurt relative returns. Our overweight allocation to the independent energy sector also detracted as oil prices plunged in the first quarter of 2020, as did an underweight allocation to technology.

The Fund’s exposure to below-investment grade securities detracted from relative returns as high-yield bonds underperformed for the period.

The Fund held an overweight allocation to financials and an underweight allocation to industrials for much of the past year, which boosted relative returns. Strong security selection in the financials, industrials, technology and energy sectors also contributed positively. In particular, by avoiding most of the energy companies that saw their bonds downgraded to junk status and adding others that maintained their investment grade ratings, the Fund’s energy holdings significantly outperformed the benchmark’s energy holdings.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	1/31/13[1]	4.44%	3.99%	4.01%
Class C Shares**	1/31/13[1]	5.80%	3.65%	3.58%
Institutional Shares	6/30/11[2]	6.72%	4.66%	4.44%
Bloomberg Barclays Corporate Intermediate Bond Index	6/30/11	6.78%	4.56%	4.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.
[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Bloomberg Barclays Corporate Intermediate Bond Index, an unmanaged index consisting of dollar-denominated debt from U.S. industrial, utility and financial institutions issuers with a duration of 1 to 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Quality Income Fund

Portfolio Managers

Sterling Capital Quality Income Fund (the “Fund”) is managed by Executive Directors and portfolio managers Michael Z. Sun, CFA, Jeffrey D. Ormsby, CFA and Byron G. Mims, CFA, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Michael Z. Sun, CFA

Michael Z. Sun, CFA, Executive Director, joined Sterling Capital in 2009 and has been a co-portfolio manager of the Fund since 2014. He has investment experience since 1998. Michael received his MA in Economics from Bowling Green State University, his MS in Urban & Regional Study from Beijing University and his BS in Geography from Nanjing University. He holds the Chartered Financial Analyst designation.

Byron G. Mims, CFA

Byron G. Mims, CFA, Executive Director, joined Sterling Capital in 2012 and has been a co-portfolio manager of the Fund since 2016. He has investment experience since 2006. Byron is a summa cum laude graduate of North Carolina State University where he received his BS in Economics and was recognized as valedictorian. He holds the Chartered Financial Analyst designation.

Jeffrey D. Ormsby, CFA

Jeffrey D. Ormsby, CFA, Executive Director, joined Sterling Capital in 2011 and has been a co-portfolio manager of the Fund since 2016. He has investment experience since 2006. Jeff is a summa cum laude graduate of North Carolina State University where he received his BS in Economics and was recognized as valedictorian. He received his MBA from UNC’s Kenan-Flagler Business School, where he was the Norman Block Valedictorian Award recipient. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays U.S. Mortgage Backed Securities Index, gross of fees and expenses. Net of fees and expenses, however, the Fund’s Institutional Shares underperformed the benchmark.

Q. What factors affected the Fund’s performance?

A. Market performance during the period was affected across the board by the COVID-19 pandemic, which generated an economic recession and high volatility between February and April. The Federal Reserve (Fed) took aggressive steps to stabilize the economy by reducing short-term interest rates to the effective lower bound and reinstituting significant open-market purchases of securities. The Fed signaled that it intends to keep interest rates very low for a number of years, even as broader markets staged a steady recovery through the end of the period.

All the major sub-sectors represented in the Fund’s holdings contributed to positive absolute returns during the period. Falling interest rates contributed to positive fixed income returns, as bond prices tend to move in the opposite direction of interest rates. Residential mortgage-backed securities, commercial mortgage-backed securities and consumer asset-backed securities underperformed in the initial volatile period following the onset of the COVID-19 pandemic.

However, the aggressive fiscal and monetary stimulus efforts undertaken in the second and third quarters of 2020 supported a broad recovery in these sectors, leading to strong absolute returns for the 12-month period.

The Fund’s specific pass-through holdings significantly outperformed similar holdings in the benchmark, contributing to relative performance. The Fund maintained a longer duration than the benchmark throughout the period, which benefited relative performance as interest rates fell substantially.

The Fund’s overweight position in longer-term securities compared to the benchmark detracted from relative results as the yield curve steepened, with yields for short-term securities falling more than yields for long-term securities. The Fund’s holdings also include some legacy residential mortgage-backed securities which detracted from relative performance. The short average duration of these holdings meant they did not benefit as much from rising prices caused by falling interest rates in the period.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	1/31/13[1]	1.95%	2.76%	2.90%
Class C Shares**	1/31/13[1]	3.34%	2.41%	2.50%
Institutional Shares	6/30/11[2]	4.33%	3.44%	3.34%
Bloomberg Barclays U.S. Mortgage Backed Securities Index	N/A	4.36%	2.98%	2.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.
[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Bloomberg Barclays U.S. Mortgage Backed Securities Index. The index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Kentucky Intermediate Tax-Free Fund

Portfolio Manager

Sterling Capital Kentucky Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA

Robert F. Millikan, CFA, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital Management through merger in October 2010. He has managed the state-specific municipal bond portfolios, including the Fund, since 2000 and has investment experience since 1990. He is a graduate of Wake Forest University where he received a BA in Economics. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Kentucky and its political subdivisions and therefore will be affected by economic, political or other events affecting Kentucky.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares outperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, gross of fees and expenses. Net of fees and expenses, however, the Fund’s Institutional Shares matched the performance of the benchmark.

Q. What factors affected the Fund’s performance?

The period’s results were strongly affected by the economic impact of the COVID-19 pandemic in the second quarter of 2020. As economic growth wavered in March, municipal bond markets faced high selling pressure, low levels of liquidity, a spike in yields and wider spreads between higher- and lower-quality bonds. In response to the crisis, the Federal Reserve cut short-term interest rates to near zero and expanded its open-market bond purchases, stabilizing markets and supporting a broad-based economic recovery through the remainder of the period. In this environment, investor demand quickly outpaced the supply of new municipal bond issues. In addition, among the new municipal bonds issued at the time, between 30% and 40% were taxable rather than tax-exempt.

The Fund maintained a longer duration than its benchmark throughout the year. This positioning boosted the Fund’s absolute returns, as rates fell more significantly in shorter-duration issues than longer-duration issues.

The Fund’s relative performance benefitted from its exposure to high-quality municipal bonds. The Fund avoided exposure to municipal bonds issued by lower-rated states such as New Jersey and Illinois. This positioning helped as investors shifted toward higher-quality issues during the pandemic.

The Fund’s relative performance was hurt because its state-specific holdings were generally lower quality than Kentucky bond holdings in the benchmark. In particular, the Fund held an overweight position in A-rated bonds and revenue bonds compared to the benchmark, as well as an underweight position in AAA-rated bonds.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	2/24/03	1.74%	2.07%	2.37%
Class C Shares**	1/31/12[1]	3.22%	1.91%	2.02%
Institutional Shares	2/24/03	3.97%	2.73%	2.83%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	3.97%	3.46%	3.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index that is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Maryland Intermediate Tax-Free Fund

Portfolio Manager

Sterling Capital Maryland Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA

Robert F. Millikan, CFA, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital Management through merger in October 2010. He has managed the state-specific municipal bond portfolios, including the Fund, since 2000 and has investment experience since 1990. He is a graduate of Wake Forest University where he received a BA in Economics. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Maryland and its political subdivisions and therefore will be affected by economic, political or other events affecting Maryland.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

The period’s results were strongly affected by the economic impact of the COVID-19 pandemic in the second quarter of 2020. As economic growth wavered in March, municipal bond markets faced high selling pressure, low levels of liquidity, a spike in yields and wider spreads between higher- and lower-quality bonds. In response to the crisis, the Federal Reserve cut short-term interest rates to near zero and expanded its open-market bond purchases, stabilizing markets and supporting a broad-based economic recovery through the remainder of the period. In this environment, investor demand quickly outpaced the supply of new municipal bond issues. In addition, among the new municipal bonds issued at the time, between 30% and 40% were taxable rather than tax-exempt.

The Fund maintained a longer duration than its benchmark throughout the year. This positioning boosted the Fund’s absolute returns, as rates fell more significantly in shorter-duration issues than longer-duration issues.

The Fund’s relative performance was hurt due to exposure to Continuing Care Retirement Communities, which performed poorly due to fears about the impact of COVID-19 on their operations. Similarly, the Fund’s relative performance also suffered due to a greater exposure to hospitals than the index.

The Fund’s relative performance benefitted from its exposure to high-quality municipal bonds. The Fund avoided exposure to municipal bonds issued by lower-rated states such as New Jersey and Illinois. This positioning helped as investors shifted toward higher-quality issues during the pandemic. Overweight positions in AAA bonds and underweight positions in A-rated and BBB-rated bonds compared to the index also helped the Fund’s relative performance, as higher-quality issues outperformed lower-quality issues during the period.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	2/24/03	1.39%	2.00%	2.25%
Class C Shares**	1/31/12[1]	2.56%	1.64%	1.79%
Institutional Shares	2/24/03	3.68%	2.67%	2.72%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	3.97%	3.46%	3.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital North Carolina Intermediate Tax-Free Fund

Portfolio Manager

Sterling Capital North Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA

Robert F. Millikan, CFA, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital Management through merger in October 2010. He has managed the state-specific municipal bond portfolios, including the Fund, since 2000 and has investment experience since 1990. He is a graduate of Wake Forest University where he received a BA in Economics. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by North Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting North Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

The period’s results were strongly affected by the economic impact of the COVID-19 pandemic in the second quarter of 2020. As economic growth wavered in March, municipal bond markets faced high selling pressure, low levels of liquidity, a spike in yields and wider spreads between higher- and lower-quality bonds. In response to the crisis, the Federal Reserve cut short-term interest rates to near zero and expanded its open-market bond purchases, stabilizing markets and supporting a broad-based economic recovery through the remainder of the period. In this environment, investor demand quickly outpaced the supply of new municipal bond issues. In addition, among the new municipal bonds issued at the time, between 30% and 40% were taxable rather than tax-exempt.

The Fund maintained a longer duration than its benchmark throughout the year. This positioning boosted the Fund’s absolute returns, as rates fell more significantly in shorter-duration issues than longer-duration issues.

The Fund’s relative performance was hurt due to exposure to Continuing Care Retirement Communities, which performed poorly due to fears about the impact of COVID-19 on their operations.

The Fund’s relative performance benefitted from its exposure to high-quality municipal bonds. The Fund avoided exposure to municipal bonds issued by lower-rated states such as New Jersey and Illinois. This positioning helped as investors shifted toward higher-quality issues during the pandemic. Overweight positions in AAA bonds and underweight positions in A-rated and BBB-rated bonds compared to the index also helped the Fund’s relative performance, as higher-quality issues outperformed lower-quality issues during the period.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/16/92	1.59%	2.11%	2.41%
Class C Shares**	1/31/12[1]	2.96%	1.77%	1.95%
Institutional Shares	10/16/92	3.90%	2.77%	2.87%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	3.97%	3.46%	3.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital South Carolina Intermediate Tax-Free Fund

Portfolio Manager

Sterling Capital South Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA

Robert F. Millikan, CFA, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital Management through merger in October 2010. He has managed the state-specific municipal bond portfolios, including the Fund, since 2000 and has investment experience since 1990. He is a graduate of Wake Forest University where he received a BA in Economics. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by South Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting South Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

The period’s results were strongly affected by the economic impact of the COVID-19 pandemic in the second quarter of 2020. As economic growth wavered in March, municipal bond markets faced high selling pressure, low levels of liquidity, a spike in yields and wider spreads between higher- and lower-quality bonds. In response to the crisis, the Federal Reserve cut short-term interest rates to near zero and expanded its open-market bond purchases, stabilizing markets and supporting a broad-based economic recovery through the remainder of the period. In this environment, investor demand quickly outpaced the supply of new municipal bond issues. In addition, among the new municipal bonds issued at the time, between 30% and 40% were taxable rather than tax-exempt.

The Fund maintained a longer duration than its benchmark throughout the year. This positioning boosted the Fund’s absolute returns, as rates fell more significantly in shorter-duration issues than longer-duration issues.

The Fund’s relative performance was hurt due to an overweight position in revenue bonds, which underperformed during the period. An overweight position in A-rated bonds also hurt the Fund’s relative performance, as higher-quality bonds outperformed lower-quality bonds.

The Fund’s relative performance benefitted from its exposure to high-quality municipal bonds. The Fund avoided exposure to municipal bonds issued by lower-rated states such as New Jersey and Illinois. This positioning helped as investors shifted toward higher-quality issues during the pandemic.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/20/97	1.51%	2.08%	2.48%
Class C Shares**	1/31/12[1]	2.72%	1.71%	2.01%
Institutional Shares	10/20/97	3.76%	2.75%	2.93%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	3.97%	3.46%	3.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Virginia Intermediate Tax-Free Fund

Portfolio Manager

Sterling Capital Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA

Robert F. Millikan, CFA, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital Management through merger in October 2010. He has managed the state-specific municipal bond portfolios, including the Fund, since 2000 and has investment experience since 1990. He is a graduate of Wake Forest University where he received a BA in Economics. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares outperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. The period’s results were strongly affected by the economic impact of the COVID-19 pandemic in the second quarter of 2020. As economic growth wavered in March, municipal bond markets faced high selling pressure, low levels of liquidity, a spike in yields and wider spreads between higher- and lower-quality bonds. In response to the crisis, the Federal Reserve cut short-term interest rates to near zero and expanded its open-market bond purchases, stabilizing markets and supporting a broad-based economic recovery through the remainder of the period. In this environment, investor demand quickly outpaced the supply of new municipal bond issues. In addition, among the new municipal bonds issued at the time, between 30% and 40% were taxable rather than tax-exempt.

The Fund maintained a longer duration than its benchmark throughout the year. This positioning boosted the Fund’s absolute returns, as rates fell more significantly in shorter-duration issues than longer-duration issues.

The Fund’s relative performance benefitted from its exposure to high-quality municipal bonds. The Fund avoided exposure to municipal bonds issued by lower-rated states such as New Jersey and Illinois. This positioning helped as investors shifted toward higher-quality issues during the pandemic. Overweight positions in AAA bonds and underweight positions in A-rated and BBB-rated bonds compared to the index also helped the Fund’s relative performance, as higher-quality issues outperformed lower-quality issues during the period.

The Fund’s relative performance was hurt due to exposure to Continuing Care Retirement Communities, which performed poorly due to fears about the impact of COVID-19 on their operations. The relatively high quality of the Fund’s portfolio produced lower income compared to the benchmark as yields fell during the period.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	5/17/99	1.76%	2.16%	2.29%
Class C Shares**	1/31/12[1]	3.03%	1.78%	1.82%
Institutional Shares	5/17/99	4.06%	2.81%	2.74%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	3.97%	3.46%	3.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital West Virginia Intermediate Tax-Free Fund

Portfolio Manager

Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA

Robert F. Millikan, CFA, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital Management through merger in October 2010. He has managed the state-specific municipal bond portfolios, including the Fund, since 2000 and has investment experience since 1990. He is a graduate of Wake Forest University where he received a BA in Economics. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by West Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting West Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares outperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. The period’s results were strongly affected by the economic impact of the COVID-19 pandemic in the second quarter of 2020. As economic growth wavered in March, municipal bond markets faced high selling pressure, low levels of liquidity, a spike in yields and wider spreads between higher- and lower-quality bonds. In response to the crisis, the Federal Reserve cut short-term interest rates to near zero and expanded its open-market bond purchases, stabilizing markets and supporting a broad-based economic recovery through the remainder of the period. In this environment, investor demand quickly outpaced the supply of new municipal bond issues. In addition, among the new municipal bonds issued at the time, between 30% and 40% were taxable rather than tax-exempt.

The Fund maintained a longer duration than its benchmark throughout the year. This positioning boosted the Fund’s absolute returns, as rates fell more significantly in shorter-duration issues than longer-duration issues.

The Fund’s relative performance benefitted from its exposure to high-quality municipal bonds. The Fund avoided exposure to municipal bonds issued by lower-rated states such as New Jersey and Illinois. This positioning helped as investors shifted toward higher-quality issues during the pandemic. Overweight positions in AAA bonds and underweight positions in A-rated and BBB-rated bonds compared to the index also helped the Fund’s relative performance, as higher-quality issues outperformed lower-quality issues during the period.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	12/17/93	1.55%	2.24%	2.51%
Class C Shares**	01/31/12	2.89%	1.91%	2.07%
Institutional Shares	12/01/93	4.01%	2.93%	2.99%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	3.97%	3.46%	3.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Diversified Income Fund

Portfolio Managers

Sterling Capital Diversified Income Fund (the “Fund”) is managed by Shane A. Burke, and Brandon W. Carl, CFA, Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the fund, and members of the Sterling Capital Advisory Solutions Team.

Shane A. Burke

Shane A. Burke, Executive Director, joined Sterling Capital Management in 2013. He has investment experience since 2002 and has co-managed the Fund since 2015. Shane received his BS in Finance from the University of North Carolina at Wilmington and his MBA from San Francisco-Golden Gate University.

Brandon W. Carl, CFA

Brandon W. Carl, CFA, Executive Director, joined BB&T Asset Management in 2001 and Sterling Capital Management through merger in October 2010. He has investment experience since 2001 and has co-managed the Fund since 2016. Brandon is a graduate of the University of South Carolina where he received his BS in Finance and Management. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is primarily concentrated in underlying funds and is therefore subject to the same risks as the underlying funds it is invested in and may entail higher expenses. The underlying funds may invest in undervalued securities, which may not appreciate in value as anticipated or may remain undervalued for longer than anticipated. The underlying funds may invest in equity securities including more aggressive investments that engage in long/short equity strategies and in options writing strategies and that invest in derivatives, preferred stocks, exchange-traded funds (ETFs), Master Limited Partnerships (MLPs, the value of which will be affected by the natural resources sector of the economy and regulation) and real estate investment trusts (REITs, the value of which will be affected by conditions of the real estate industry). The Fund’s volatility may be amplified by its use of short sales and derivatives. The Fund is subject to the same risks as the debt securities held by the underlying funds such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of debt securities will decline and an investor may lose money. Investing in high yield debt (also known as junk bonds) involves greater risks and less liquidity than investment grade bonds.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares underperformed its current benchmark, 40% MSCI World Index/60% Bloomberg Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A.The Fund’s equity exposure declined during the fiscal year and was a detractor versus the blended benchmark. Structural biases toward high-dividend yield and value were material headwinds given that lower dividend-yielding, growth-oriented segments of the equity market outperformed during this time frame. The Fund’s exposure to MLPs also made a negative impact on absolute and relative performance as a result of pandemic-induced oil demand destruction and historic levels of oil price volatility. The Fund’s covered call writing allocation made a positive impact on absolute and relative performance, driven by positive stock selection in cyclical sectors such as materials.

The Fund’s fixed income allocation outpaced the Bloomberg Barclays U.S. Aggregate Bond Index for three of the four quarters of the fiscal year. However, the underperformance that occurred in the one negative quarter (Q1 2020) was so severe that it caused the annual return to lag the benchmark. The largest detractor over the year was the Fund’s allocation to emerging market debt. The Fund’s securitized credit allocation also detracted from relative returns. Conversely, the Fund’s government exposure has remained positive and added to returns, particularly allocations to the long end of the Treasury curve. Overall, the largest contributor to fixed income returns over the fiscal year was insurance-linked securities, which have displayed a low correlation to both the equity and fixed income markets.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/29/98	-12.16%	0.82%	2.84%
Class C Shares**	2/1/01	-7.46%	1.27%	2.68%
Institutional Shares	10/2/97	-6.55%	2.28%	3.71%
40% MSCI World Index/60% Bloomberg Barclays U.S. Aggregate Bond Index	N/A	8.99%	6.94%	6.15%
MSCI World Index	N/A	10.41%	10.48%	9.37%
Bloomberg Barclays U.S. Aggregate Bond Index	N/A	6.98%	4.18%	3.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the 40% MSCI World Index/60% Bloomberg Barclays U.S. Aggregate Bond Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Strategic Allocation Funds

Portfolio Managers

Team Managed

Sterling Capital Strategic Allocation Funds (the “Funds”) are managed by the Sterling Capital Advisory Solutions Team, which is led by James C. Willis, CFA, Managing Director & Head of Advisory Solutions, Jeffrey J. Schappe, CFA, Managing Director and Kevin J. Stoll, CFA, Managing Director. Mr. Willis, Mr. Schappe and Mr. Stoll have managed the Funds since 2010, 2005 and 2016, respectively.

James C. Willis, CFA

James C. Willis, CFA, Managing Director, joined BB&T Asset Management in 2003 and Sterling Capital Management through merger in October 2010. He has investment experience since 1996 and has co-managed the Funds since 2010. Jim received his BA in Economics and Political Science from Rice University and his MBA from Georgetown University. He holds the Chartered Financial Analyst designation.

Jeffrey J. Schappe, CFA

Jeffrey J. Schappe, CFA, Managing Director, joined BB&T Asset Management in 2004 and Sterling Capital Management through merger in October 2010. He has investment experience since 1991 and has co-managed the Funds since 2005. Jeff received his BA in Journalism and his MBA in Finance from the University of Wisconsin-Madison. He holds the Chartered Financial Analyst designation.

Kevin J. Stoll, CFA

Kevin J. Stoll, CFA, Managing Director, joined Sterling Capital in 2013. He has investment experience since 1998 and has co-managed the Funds since 2016. He received his BA in Economics and Mathematical Methods in the Social Sciences from Northwestern University and his MBA from Duke University’s Fuqua School of Business. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Funds are primarily concentrated in underlying funds and are therefore subject to the same risks as the underlying funds and bear a portion of the expenses of the underlying funds. The underlying funds may be invested in equity securities and are subject to market risk. Investments in bonds are subject to credit risk, call risk and interest rate risk (as interest rates rise the value of bond prices will decline). The underlying funds may invest in foreign securities, which involve certain risks such as currency volatility, political and social instability and reduced market liquidity; small capitalization companies which are subject to greater volatility and less liquidity due to limited resources or product lines and are more sensitive to economic factors; and high-yield debt securities (also known as junk bonds), which involve greater risks than investment grade bonds. The underlying funds may also be money market funds.

Sterling Capital Strategic Allocation Balanced Fund (the “Balanced Fund”)

Sterling Capital Strategic Allocation Growth Fund (the “Growth Fund”)

(Collectively, “Sterling Capital Strategic Allocation Funds”)

Q. How did the Funds perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Growth Fund’s Institutional Shares underperformed its current benchmark, 75% MSCI World Index/25% Bloomberg Barclays U.S. Aggregate Bond Index. For the year, the Growth Fund returned -1.35% versus +10.06% for the benchmark.

A. The Balanced Fund’s Institutional Shares underperformed its current benchmark, 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index. For the year, the Balanced Fund returned +0.43% versus +9.68% for the benchmark.

Q. What factors affected the Funds’ performance?

A. Both asset allocation and manager selection detracted from benchmark-relative performance over the trailing twelve months.

Overweight allocation to International Developed ex-U.S. Equity detracted – for the year, MSCI EAFE Index returned +0.49% while MSCI World Index posted a +10.41% return. Overweight allocation to U.S. Large Cap Value also detracted – for the year, Russell 1000 Value Index returned -5.03%.

Sterling Capital Behavioral International Equity Fund and Sterling Capital Special Opportunities Fund both materially detracted over the past year, underperforming their respective benchmarks (MSCI EAFE & Russell 3000) by -12.14% and -9.21%.

Portfolio composition is as of September 30, 2020 and is subject to change and risk.

Sterling Capital Strategic Allocation Balanced Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/29/98	-5.62%	3.63%	4.83%
Class C Shares**	2/1/01	-0.63%	4.07%	4.66%
Institutional Shares	10/2/97	0.43%	5.13%	5.72%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	N/A	9.68%	8.20%	7.30%
MSCI World Index	N/A	10.41%	10.48%	9.37%
Bloomberg Barclays U.S. Aggregate Bond Index	N/A	6.98%	4.18%	3.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index. The index is unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Strategic Allocation Growth Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).
Average Annual Total Returns
As of September 30, 2020	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/29/98	-7.21%	3.74%	5.21%
Class C Shares**	2/1/01	-2.29%	4.19%	5.05%
Institutional Shares	10/2/97	-1.35%	5.23%	6.10%
75% MSCI World Index/25% Bloomberg Barclays U.S. Aggregate Bond Index	N/A	10.06%	9.10%	8.12%
MSCI World Index	N/A	10.41%	10.48%	9.37%
Bloomberg Barclays U.S. Aggregate Bond Index	N/A	6.98%	4.18%	3.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the 75% MSCI World Index/25% Bloomberg Barclays U.S. Aggregate Bond Index. The index is unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Funds invested, as a percentage of net assets, in the following industries, countries, states, funds or security types, as of September 30, 2020:

Sterling Capital Behavioral Large Cap Value Equity Fund	Percentage of net assets
Air Freight & Logistics	1.6%
Auto Components	0.3%
Automobiles	1.2%
Banks	5.3%
Biotechnology	5.3%
Capital Markets	6.1%
Chemicals	0.8%
Commercial Services & Supplies	0.4%
Construction & Engineering	0.6%
Consumer Finance	0.5%
Containers & Packaging	1.7%
Diversified Consumer Services	0.9%
Diversified Telecommunication Services	3.0%
Electric Utilities	2.5%
Electrical Equipment	3.2%
Energy Equipment & Services	0.2%
Entertainment	0.9%
Equity Real Estate Investment Trusts (REITS)	3.6%
Food & Staples Retailing	3.0%
Food Products	2.8%
Gas Utilities	0.3%
Health Care Providers & Services	6.9%
Hotels, Restaurants & Leisure	0.9%
Household Durables	2.5%
Independent Power and Renewable Electricity Producers	0.6%
Industrial Conglomerates	1.3%
Insurance	2.3%
Internet & Direct Marketing Retail	1.2%
IT Services	3.1%
Machinery	4.8%
Media	4.3%
Metals & Mining	3.3%
Mortgage Real Estate Investment Trusts (REITS)	0.4%
Multiline Retail	1.8%
Oil, Gas & Consumable Fuels	2.9%
Personal Products	1.1%
Pharmaceuticals	2.5%
Road & Rail	2.3%
Semiconductors & Semiconductor Equipment	2.8%
Software	1.4%
Specialty Retail	1.0%
Technology Hardware, Storage & Peripherals	3.8%
Thrifts & Mortgage Finance	0.4%
Tobacco	2.1%
Trading Companies & Distributors	0.6%
Money Market Fund	1.5%
100.0%
Sterling Capital Mid Value Fund	Percentage of net assets
Auto Components	3.1%
Banks	1.7%
Capital Markets	2.1%
Chemicals	6.6%
Construction & Engineering	3.7%
Consumer Finance	3.6%
Containers & Packaging	3.8%
Diversified Financial Services	3.1%
Diversified Telecommunication Services	6.0%
Electric Utilities	2.1%
Electrical Equipment	3.2%
Energy Equipment & Services	0.9%
Food Products	2.4%
Health Care Equipment & Supplies	4.1%
Health Care Providers & Services	8.8%
Hotels, Restaurants & Leisure	3.3%
Household Durables	2.1%
Household Products	1.5%
Insurance	5.8%
Internet & Direct Marketing Retail	2.2%
IT Services	2.7%
Machinery	1.9%
Media	3.4%
Oil, Gas & Consumable Fuels	1.2%
Pharmaceuticals	2.1%
Professional Services	2.6%
Real Estate Management & Development	3.7%
Specialty Retail	2.9%
Technology Hardware, Storage & Peripherals	2.6%
Trading Companies & Distributors	4.6%
Money Market Fund	2.5%
100.3%

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Behavioral Small Cap Value Equity Fund	Percentage of net assets
Air Freight & Logistics	1.4%
Auto Components	0.5%
Banks	9.4%
Building Products	2.9%
Capital Markets	2.6%
Chemicals	0.8%
Commercial Services & Supplies	1.1%
Communications Equipment	0.8%
Construction & Engineering	4.7%
Consumer Finance	3.4%
Containers & Packaging	0.3%
Distributors	0.2%
Diversified Financial Services	1.6%
Diversified Telecommunication Services	0.3%
Electric Utilities	1.2%
Electrical Equipment	0.3%
Electronic Equipment, Instruments & Components	1.8%
Energy Equipment & Services	0.4%
Entertainment	0.9%
Equity Real Estate Investment Trusts (REITS)	8.2%
Food & Staples Retailing	2.2%
Gas Utilities	1.4%
Health Care Providers & Services	5.2%
Household Durables	4.1%
Household Products	0.9%
Independent Power and Renewable Electricity Producers	0.9%
Insurance	3.2%
Internet & Direct Marketing Retail	0.2%
Leisure Products	1.5%
Machinery	1.6%
Marine	0.8%
Media	0.9%
Metals & Mining	2.7%
Mortgage Real Estate Investment Trusts (REITS)	2.1%
Multiline Retail	0.9%
Multi-Utilities	1.2%
Oil, Gas & Consumable Fuels	3.4%
Paper & Forest Products	1.7%
Personal Products	0.3%
Pharmaceuticals	1.7%
Real Estate Management & Development	1.3%
Road & Rail	1.4%
Semiconductors & Semiconductor Equipment	3.6%
Specialty Retail	5.3%
Textiles, Apparel & Luxury Goods	0.3%
Thrifts & Mortgage Finance	3.3%
Trading Companies & Distributors	2.4%
Exchange Traded Fund	1.0%
Money Market Fund	1.7%
100.0%
Sterling Capital Special Opportunities Fund	Percentage of net assets
Air Freight & Logistics	3.5%
Auto Components	2.4%
Biotechnology	1.5%
Capital Markets	2.2%
Communications Equipment	5.8%
Consumer Finance	3.6%
Containers & Packaging	1.9%
Electronic Equipment, Instruments & Components	1.4%
Entertainment	3.2%
Health Care Equipment & Supplies	13.2%
Health Care Providers & Services	9.2%
Health Care Technology	3.3%
Household Durables	2.9%
Interactive Media & Services	5.9%
IT Services	9.7%
Media	6.7%
Pharmaceuticals	4.4%
Professional Services	3.2%
Real Estate Management & Development	3.1%
Semiconductors & Semiconductor Equipment	4.8%
Software	7.0%
Money Market Fund	0.2%
99.1%
Sterling Capital Equity Income Fund	Percentage of net assets
Air Freight & Logistics	4.5%
Banks	1.8%
Beverages	5.7%
Biotechnology	3.2%
Capital Markets	6.6%
Communications Equipment	3.1%
Consumer Finance	3.7%
Diversified Telecommunication Services	3.8%
Electronic Equipment, Instruments & Components	3.3%
Equity Real Estate Investment Trusts (REITS)	2.1%
Food Products	2.6%
Health Care Equipment & Supplies	8.0%
Health Care Providers & Services	8.0%
Hotels, Restaurants & Leisure	5.5%
Industrial Conglomerates	3.4%
Insurance	3.6%
IT Services	5.9%
Oil, Gas & Consumable Fuels	2.8%
Pharmaceuticals	7.4%
Semiconductors & Semiconductor Equipment	5.4%
Software	4.7%
Specialty Retail	4.4%
Money Market Fund	0.5%
100.0%

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Behavioral International Equity Fund	Percentage of net assets
Australia	6.0%
Belgium	1.0%
Denmark	1.0%
Finland	2.8%
France	8.9%
Germany	11.5%
Hong Kong	1.3%
Israel	1.7%
Italy	1.4%
Japan	28.1%
Netherlands	3.2%
Norway	2.0%
Portugal	0.4%
Singapore	2.9%
Spain	1.0%
Sweden	5.3%
Switzerland	8.4%
United Kingdom	11.4%
Money Market Fund	0.8%
99.1%
Sterling Capital SMID Opportunities Fund	Percentage of net assets
Airlines	0.5%
Auto Components	5.0%
Commercial Services & Supplies	8.6%
Communications Equipment	3.2%
Consumer Finance	4.9%
Containers & Packaging	6.9%
Entertainment	1.8%
Equity Real Estate Investment Trusts (REITS)	3.1%
Health Care Equipment & Supplies	10.7%
Health Care Providers & Services	9.9%
Household Durables	1.7%
Insurance	4.8%
IT Services	25.4%
Oil, Gas & Consumable Fuels	0.9%
Real Estate Management & Development	4.1%
Software	6.5%
Specialty Retail	0.8%
Money Market Fund	1.3%
100.1%
Sterling Capital Stratton Mid Cap Value Fund	Percentage of net assets
Auto Components	1.4%
Banks	5.9%
Capital Markets	2.1%
Chemicals	1.8%
Communications Equipment	1.1%
Construction & Engineering	1.1%
Containers & Packaging	5.5%
Electronic Equipment, Instruments & Components	4.1%
Entertainment	4.8%
Equity Real Estate Investment Trusts (REITS)	12.2%
Food & Staples Retailing	3.6%
Food Products	1.8%
Gas Utilities	4.4%
Health Care Equipment & Supplies	4.1%
Health Care Providers & Services	1.3%
Household Durables	2.2%
Industrial Conglomerates	1.9%
Insurance	6.4%
IT Services	5.0%
Life Sciences Tools & Services	11.0%
Machinery	1.9%
Oil, Gas & Consumable Fuels	3.1%
Semiconductors & Semiconductor Equipment	2.9%
Software	1.6%
Trading Companies & Distributors	5.0%
Exchange Traded Fund	2.1%
Money Market Fund	1.9%
100.2%
Sterling Capital Stratton Real Estate Fund	Percentage of net assets
Health Care	8.7%
Hotel & Resort	3.1%
Industrial	17.3%
Office	8.4%
Residential	12.3%
Retail	8.1%
Specialized	40.5%
Money Market Fund	1.4%
99.8%
Sterling Capital Stratton Small Cap Value Fund	Percentage of net assets
Aerospace & Defense	2.6%
Banks	16.7%
Capital Markets	1.2%
Chemicals	2.8%
Construction & Engineering	3.2%
Electric Utilities	2.4%
Electrical Equipment	3.5%
Electronic Equipment, Instruments & Components	2.5%
Entertainment	2.7%
Equity Real Estate Investment Trusts (REITS)	10.3%
Food & Staples Retailing	8.3%
Food Products	1.0%
Gas Utilities	2.8%
Health Care Equipment & Supplies	4.9%
Health Care Providers & Services	2.7%
Household Durables	2.6%
Insurance	6.0%
IT Services	3.8%
Machinery	6.1%
Semiconductors & Semiconductor Equipment	7.7%
Software	2.4%
Trading Companies & Distributors	2.9%
Money Market Fund	0.4%
99.5%

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Ultra Short Bond Fund	Percentage of net assets
Asset Backed Securities	15.1%
Collateralized Mortgage Obligations	1.4%
Commercial Mortgage-Backed Securities	8.1%
Corporate Bonds	72.1%
Municipal Bonds	2.4%
Money Market Fund	2.3%
101.4%
Sterling Capital Short Duration Bond Fund	Percentage of net assets
Asset Backed Securities	18.7%
Collateralized Mortgage Obligations	1.8%
Commercial Mortgage-Backed Securities	8.8%
Corporate Bonds	57.7%
Municipal Bonds	12.7%
U.S. Treasury Notes	0.2%
Money Market Fund	1.1%
101.0%
Sterling Capital Intermediate U.S. Government Fund	Percentage of net assets
Asset Backed Securities	1.4%
Collateralized Mortgage Obligations	11.9%
Commercial Mortgage-Backed Securities	16.7%
Mortgage-Backed Securities	35.0%
Municipal Bonds	3.6%
U.S. Government Agencies	22.5%
U.S. Treasury Notes	7.7%
Money Market Fund	4.0%
102.8%
Sterling Capital Total Return Bond Fund	Percentage of net assets
Asset Backed Securities	9.9%
Collateralized Mortgage Obligations	5.8%
Commercial Mortgage-Backed Securities	15.1%
Corporate Bonds	43.8%
Mortgage-Backed Securities	20.3%
Municipal Bonds	4.2%
U.S. Treasury Bonds	0.4%
U.S. Treasury Notes	0.1%
Money Market Fund	0.5%
100.1%
Sterling Capital Corporate Fund	Percentage of net assets
Corporate Bonds	97.4%
Preferred Stocks	0.9%
U.S. Treasury Notes	0.2%
Money Market Fund	0.8%
99.3%
Sterling Capital Quality Income Fund	Percentage of net assets
Asset Backed Securities	18.7%
Collateralized Mortgage Obligations	18.9%
Commercial Mortgage-Backed Securities	25.1%
Corporate Bonds	1.8%
Mortgage-Backed Securities	33.5%
Money Market Fund	6.2%
104.2%
Sterling Capital Kentucky Intermediate Tax-Free Fund	Percentage of net assets
Kentucky Municipal Bonds	95.2%
Money Market Fund	3.8%
99.0%
Sterling Capital Maryland Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	3.4%
Maryland Municipal Bonds	91.3%
Money Market Fund	4.4%
99.1%
Sterling Capital North Carolina Intermediate Tax-Free Fund	Percentage of net assets
North Carolina Municipal Bonds	95.4%
Money Market Fund	3.6%
99.0%
Sterling Capital South Carolina Intermediate Tax-Free Fund	Percentage of net assets
South Carolina Municipal Bonds	98.8%
Money Market Fund	2.5%
101.3%
Sterling Capital Virginia Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	2.0%
Virginia Municipal Bonds	94.5%
Money Market Fund	2.6%
99.1%
Sterling Capital West Virginia Intermediate Tax-Free Fund	Percentage of net assets
West Virginia Municipal Bonds	94.1%
Money Market Fund	4.8%
98.9%
Sterling Capital Diversified Income Fund	Percentage of net assets
Equity Funds	39.8%
Fixed Income Fund	60.3%
Money Market Fund	0.4%
100.5%
Sterling Capital Strategic Allocation Balanced Fund	Percentage of net assets
Equity Funds	60.4%
Fixed Income Fund	39.0%
Money Market Fund	0.5%
99.9%
Sterling Capital Strategic Allocation Growth Fund	Percentage of net assets
Equity Funds	76.4%
Fixed Income Fund	23.3%
Money Market Fund	0.3%
100.0%

Sterling Capital Funds

Expense Example (Unaudited)

As a shareholder of the Sterling Capital Funds (each, a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Expenses Paid During Period* 4/1/20 - 9/30/20	Annualized Expense Ratio During Period 4/1/20 - 9/30/20
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,173.08	$4.89	0.90%
Class C Shares	1,000.00	1,169.14	8.95	1.65%
Institutional Shares	1,000.00	1,174.94	3.53	0.65%
Class R6 Shares	1,000.00	1,174.98	3.21	0.59%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,305.04	6.17	1.07%
Class C Shares	1,000.00	1,299.34	10.52	1.83%
Institutional Shares	1,000.00	1,306.29	4.79	0.83%
Class R Shares	1,000.00	1,303.71	7.31	1.27%
Class R6 Shares	1,000.00	1,306.93	4.56	0.79%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	1,239.79	6.05	1.08%
Class C Shares	1,000.00	1,234.13	10.22	1.83%
Institutional Shares	1,000.00	1,241.95	4.65	0.83%
Class R Shares	1,000.00	1,237.60	7.44	1.33%
Class R6 Shares	1,000.00	1,241.70	4.15	0.74%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,341.48	6.56	1.12%
Class C Shares	1,000.00	1,336.28	10.92	1.87%
Institutional Shares	1,000.00	1,342.91	5.10	0.87%
Class R Shares	1,000.00	1,339.46	8.01	1.37%
Class R6 Shares	1,000.00	1,343.25	4.57	0.78%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,259.05	5.87	1.04%
Class C Shares	1,000.00	1,254.09	10.09	1.79%
Institutional Shares	1,000.00	1,260.55	4.46	0.79%
Class R Shares	1,000.00	1,257.14	7.28	1.29%
Class R6 Shares	1,000.00	1,260.47	3.79	0.67%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	1,161.20	4.65	0.86%
Class C Shares	1,000.00	1,156.38	8.68	1.61%
Institutional Shares	1,000.00	1,161.20	3.30	0.61%
Class R6 Shares	1,000.00	1,162.62	3.46	0.64%
Sterling Capital SMID Opportunities Fund
Class A Shares	1,000.00	1,273.00	5.91	1.04%
Class C Shares	1,000.00	1,267.79	10.15	1.79%
Institutional Shares	1,000.00	1,274.11	4.49	0.79%
Sterling Capital Stratton Mid Cap Value Fund
Class A Shares	1,000.00	1,234.36	6.48	1.16%
Class C Shares	1,000.00	1,230.72	11.49	2.06%
Institutional Shares	1,000.00	1,235.83	5.03	0.90%
Sterling Capital Stratton Real Estate Fund
Class A Shares	1,000.00	1,155.01	5.87	1.09%
Class C Shares	1,000.00	1,150.46	9.89	1.84%
Institutional Shares	1,000.00	1,156.40	4.53	0.84%
Class R6 Shares	1,000.00	1,000.00	3.55	0.71%
Sterling Capital Stratton Small Cap Value Fund
Class A Shares	1,000.00	1,194.32	6.80	1.24%
Class C Shares	1,000.00	1,190.02	10.90	1.99%
Institutional Shares	1,000.00	1,195.88	5.43	0.99%
Class R6 Shares	1,000.00	1,000.00	4.40	0.88%

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Expenses Paid During Period* 4/1/20 - 9/30/20	Annualized Expense Ratio During Period 4/1/20 - 9/30/20
Sterling Capital Ultra Short Bond Fund
Class A Shares	$1,000.00	$1,030.50	$2.99	0.59%
Institutional Shares	1,000.00	1,031.77	1.73	0.34%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	1,046.91	3.43	0.67%
Class C Shares	1,000.00	1,041.84	7.25	1.42%
Institutional Shares	1,000.00	1,048.22	2.15	0.42%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,012.18	4.02	0.80%
Class C Shares	1,000.00	1,007.38	7.78	1.55%
Institutional Shares	1,000.00	1,013.45	2.77	0.55%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,065.90	3.67	0.71%
Class C Shares	1,000.00	1,061.82	7.53	1.46%
Institutional Shares	1,000.00	1,067.17	2.33	0.45%
Class R Shares	1,000.00	1,064.75	4.90	0.95%
Class R6 Shares	1,000.00	1,067.73	1.81	0.35%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	1,117.64	4.87	0.92%
Class C Shares	1,000.00	1,112.87	8.56	1.62%
Institutional Shares	1,000.00	1,118.00	3.55	0.67%
Sterling Capital Quality Income Fund
Class A Shares	1,000.00	1,028.50	4.36	0.86%
Class C Shares	1,000.00	1,023.88	7.94	1.57%
Institutional Shares	1,000.00	1,028.71	3.09	0.61%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,030.66	4.92	0.97%
Class C Shares	1,000.00	1,028.62	9.84	1.94%
Institutional Shares	1,000.00	1,031.99	3.66	0.72%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,026.34	4.66	0.92%
Class C Shares	1,000.00	1,022.52	8.44	1.67%
Institutional Shares	1,000.00	1,027.59	3.40	0.67%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,030.52	4.06	0.80%
Class C Shares	1,000.00	1,027.60	7.86	1.55%
Institutional Shares	1,000.00	1,031.78	2.79	0.55%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,028.31	4.16	0.82%
Class C Shares	1,000.00	1,024.49	7.95	1.57%
Institutional Shares	1,000.00	1,029.74	2.89	0.57%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,033.04	4.12	0.81%
Class C Shares	1,000.00	1,028.37	7.91	1.56%
Institutional Shares	1,000.00	1,033.48	2.85	0.56%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,027.62	4.16	0.82%
Class C Shares	1,000.00	1,023.77	7.94	1.57%
Institutional Shares	1,000.00	1,029.88	2.89	0.57%
Sterling Capital Diversified Income Fund
Class A Shares	1,000.00	1,162.33	4.65	0.86%
Class C Shares	1,000.00	1,157.98	8.69	1.61%
Institutional Shares	1,000.00	1,164.09	3.30	0.61%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,158.31	2.43	0.45%
Class C Shares	1,000.00	1,153.84	6.46	1.20%
Institutional Shares	1,000.00	1,159.34	1.08	0.20%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,185.32	2.57	0.47%
Class C Shares	1,000.00	1,181.32	6.65	1.22%
Institutional Shares	1,000.00	1,186.41	1.15	0.21%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 366 (to reflect the six month period).

Sterling Capital Funds

Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Expenses Paid During Period* 4/1/20 - 9/30/20	Annualized Expense Ratio During Period 4/1/20 - 9/30/20
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,020.50	$4.55	0.90%
Class C Shares	1,000.00	1,016.75	8.32	1.65%
Institutional Shares	1,000.00	1,021.75	3.29	0.65%
Class R6 Shares	1,000.00	1,022.05	2.98	0.59%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,019.65	5.40	1.07%
Class C Shares	1,000.00	1,015.85	9.22	1.83%
Institutional Shares	1,000.00	1,020.85	4.19	0.83%
Class R Shares	1,000.00	1,018.65	6.41	1.27%
Class R6 Shares	1,000.00	1,021.05	3.99	0.79%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	1,019.60	5.45	1.08%
Class C Shares	1,000.00	1,015.85	9.22	1.83%
Institutional Shares	1,000.00	1,020.85	4.19	0.83%
Class R Shares	1,000.00	1,018.35	6.71	1.33%
Class R6 Shares	1,000.00	1,021.30	3.74	0.74%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,019.40	5.65	1.12%
Class C Shares	1,000.00	1,015.65	9.42	1.87%
Institutional Shares	1,000.00	1,020.65	4.39	0.87%
Class R Shares	1,000.00	1,018.15	6.91	1.37%
Class R6 Shares	1,000.00	1,021.10	3.94	0.78%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,019.80	5.25	1.04%
Class C Shares	1,000.00	1,016.05	9.02	1.79%
Institutional Shares	1,000.00	1,021.05	3.99	0.79%
Class R Shares	1,000.00	1,018.55	6.51	1.29%
Class R6 Shares	1,000.00	1,021.65	3.39	0.67%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	1,020.70	4.34	0.86%
Class C Shares	1,000.00	1,016.95	8.12	1.61%
Institutional Shares	1,000.00	1,021.95	3.08	0.61%
Class R6 Shares	1,000.00	1,021.80	3.23	0.64%
Sterling Capital SMID Opportunities Fund
Class A Shares	1,000.00	1,019.80	5.25	1.04%
Class C Shares	1,000.00	1,016.05	9.02	1.79%
Institutional Shares	1,000.00	1,021.05	3.99	0.79%
Sterling Capital Stratton Mid Cap Value Fund
Class A Shares	1,000.00	1,019.20	5.86	1.16%
Class C Shares	1,000.00	1,014.70	10.38	2.06%
Institutional Shares	1,000.00	1,020.50	4.55	0.90%
Sterling Capital Stratton Real Estate Fund
Class A Shares	1,000.00	1,019.55	5.50	1.09%
Class C Shares	1,000.00	1,015.80	9.27	1.84%
Institutional Shares	1,000.00	1,020.80	4.24	0.84%
Class R6 Shares	1,000.00	1,000.00	3.55	0.71%
Sterling Capital Stratton Small Cap Value Fund
Class A Shares	1,000.00	1,018.80	6.26	1.24%
Class C Shares	1,000.00	1,015.05	10.02	1.99%
Institutional Shares	1,000.00	1,020.05	5.00	0.99%
Class R6 Shares	1,000.00	1,000.00	4.40	0.88%

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Expenses Paid During Period* 4/1/20 - 9/30/20	Annualized Expense Ratio During Period 4/1/20 - 9/30/20
Sterling Capital Ultra Short Bond Fund
Class A Shares	$1,000.00	$1,022.05	$2.98	0.59%
Institutional Shares	1,000.00	1,023.30	1.72	0.34%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	1,021.65	3.39	0.67%
Class C Shares	1,000.00	1,017.90	7.16	1.42%
Institutional Shares	1,000.00	1,022.90	2.12	0.42%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,021.00	4.04	0.80%
Class C Shares	1,000.00	1,017.25	7.82	1.55%
Institutional Shares	1,000.00	1,022.25	2.78	0.55%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,021.45	3.59	0.71%
Class C Shares	1,000.00	1,017.70	7.36	1.46%
Institutional Shares	1,000.00	1,022.75	2.28	0.45%
Class R Shares	1,000.00	1,020.25	4.80	0.95%
Class R6 Shares	1,000.00	1,023.25	1.77	0.35%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	1,020.40	4.65	0.92%
Class C Shares	1,000.00	1,016.90	8.17	1.62%
Institutional Shares	1,000.00	1,021.65	3.39	0.67%
Sterling Capital Quality Income Fund
Class A Shares	1,000.00	1,020.70	4.34	0.86%
Class C Shares	1,000.00	1,017.15	7.92	1.57%
Institutional Shares	1,000.00	1,021.95	3.08	0.61%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.15	4.90	0.97%
Class C Shares	1,000.00	1,015.30	9.77	1.94%
Institutional Shares	1,000.00	1,021.40	3.64	0.72%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.40	4.65	0.92%
Class C Shares	1,000.00	1,016.65	8.42	1.67%
Institutional Shares	1,000.00	1,021.65	3.39	0.67%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.00	4.04	0.80%
Class C Shares	1,000.00	1,017.25	7.82	1.55%
Institutional Shares	1,000.00	1,022.25	2.78	0.55%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.90	4.14	0.82%
Class C Shares	1,000.00	1,017.15	7.92	1.57%
Institutional Shares	1,000.00	1,022.15	2.88	0.57%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.95	4.09	0.81%
Class C Shares	1,000.00	1,017.20	7.87	1.56%
Institutional Shares	1,000.00	1,022.20	2.83	0.56%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.90	4.14	0.82%
Class C Shares	1,000.00	1,017.15	7.92	1.57%
Institutional Shares	1,000.00	1,022.15	2.88	0.57%
Sterling Capital Diversified Income Fund
Class A Shares	1,000.00	1,020.70	4.34	0.86%
Class C Shares	1,000.00	1,016.95	8.12	1.61%
Institutional Shares	1,000.00	1,021.95	3.08	0.61%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,022.75	2.28	0.45%
Class C Shares	1,000.00	1,019.00	6.06	1.20%
Institutional Shares	1,000.00	1,024.00	1.01	0.20%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,022.65	2.38	0.47%
Class C Shares	1,000.00	1,018.90	6.16	1.22%
Institutional Shares	1,000.00	1,023.95	1.06	0.21%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 366 (to reflect the six month period).

Sterling Capital Behavioral Large Cap Value Equity Fund

Schedule of Portfolio Investments
September 30, 2020

Shares		Fair Value
COMMON STOCKS — 98.5%
	Air Freight & Logistics — 1.6%
2,650	United Parcel Service, Inc., Class B	$441,569
	Auto Components — 0.3%
2,001	BorgWarner, Inc.	77,519
	Automobiles — 1.2%
49,750	Ford Motor Co.	331,335
	Banks — 5.3%
6,703	Bank OZK	142,908
6,129	Citigroup, Inc.	264,221
4,809	Citizens Financial Group, Inc.	121,571
3,200	Comerica, Inc.	122,400
9,104	First Horizon National Corp.	85,851
13,350	Huntington Bancshares, Inc.	122,419
3,794	JPMorgan Chase & Co.	365,248
5,950	Synovus Financial Corp.	125,961
8,050	Umpqua Holdings Corp.	85,491
		1,436,070
	Biotechnology — 5.3%
3,656	AbbVie, Inc	320,229
1,523	Amgen, Inc.	387,086
1,428	Biogen, Inc.(a)	405,095
574	Regeneron Pharmaceuticals, Inc.(a)	321,314
		1,433,724
	Capital Markets — 6.1%
522	BlackRock, Inc.	294,173
10,600	KKR & Co., Inc.	364,004
3,650	Lazard, Ltd., Class A	120,633
8,525	Morgan Stanley	412,184
2,736	T. Rowe Price Group, Inc.	350,810
4,594	Virtu Financial, Inc., Class A	105,708
		1,647,512
	Chemicals — 0.8%
1,894	Eastman Chemical Co	147,959
591	PPG Industries, Inc.	72,149
		220,108
	Commercial Services & Supplies — 0.4%
13,510	ADT, Inc.	110,377
	Construction & Engineering — 0.6%
2,913	Quanta Services, Inc.	153,981
	Consumer Finance — 0.5%
3,850	OneMain Holdings, Inc.	120,313
	Containers & Packaging — 1.7%
3,316	Berry Global Group, Inc.(a)	160,229
2,043	Crown Holdings, Inc.(a)	157,025
3,549	Silgan Holdings, Inc.	130,497
		447,751
	Diversified Consumer Services — 0.9%
300	Graham Holdings Co., Class B	121,233
2,750	Service Corp. International	115,995
		237,228
	Diversified Telecommunication Services — 3.0%
13,457	Verizon Communications, Inc.	800,557
	Electric Utilities — 2.5%
1,900	Avangrid, Inc.	95,874
Shares		Fair Value
COMMON STOCKS — (continued)
	Electric Utilities — (continued)
4,451	Duke Energy Corp.	$394,180
962	Exelon Corp.	34,401
4,500	PPL Corp.	122,445
700	Southern Co. (The)	37,954
		684,854
	Electrical Equipment — 3.2%
4,391	Eaton Corp. PLC	448,014
6,500	Emerson Electric Co.	426,205
		874,219
	Energy Equipment & Services — 0.2%
5,249	Halliburton Co.	63,250
	Entertainment — 0.9%
12,550	Lions Gate Entertainment Corp., Class A(a)	118,974
13,500	Lions Gate Entertainment Corp., Class B(a)	117,720
		236,694
	Equity Real Estate Investment Trusts (REITS) — 3.6%
1,350	Digital Realty Trust, Inc.	198,126
3,478	Gaming and Leisure Properties, Inc.	128,439
1,650	Public Storage	367,488
5,478	STORE Capital Corp.	150,261
5,843	VICI Properties, Inc.	136,551
		980,865
	Food & Staples Retailing — 3.0%
4,780	Kroger Co. (The)	162,090
1,967	Sprouts Farmers Market, Inc.(a)	41,169
4,400	Walmart, Inc.	615,604
		818,863
	Food Products — 2.8%
6,386	General Mills, Inc.	393,888
11,864	Kraft Heinz Co. (The)	355,327
		749,215
	Gas Utilities — 0.3%
2,000	National Fuel Gas Co.	81,180
	Health Care Providers & Services — 6.9%
1,374	Anthem, Inc.	369,043
1,750	DaVita, Inc.(a)	149,887
2,900	HCA Healthcare, Inc.	361,572
1,010	Humana, Inc.	418,029
974	McKesson Corp.	145,058
1,386	UnitedHealth Group, Inc.	432,113
		1,875,702
	Hotels, Restaurants & Leisure — 0.9%
189	Chipotle Mexican Grill, Inc.(a)	235,061
	Household Durables — 2.5%
4,950	DR Horton, Inc.	374,369
1,750	Lennar Corp., Class A	142,940
3,328	PulteGroup, Inc.	154,053
		671,362
	Independent Power and Renewable Electricity Producers — 0.6%
8,220	AES Corp. (The)	148,864

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Large Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Shares		Fair Value
COMMON STOCKS — (continued)
	Industrial Conglomerates — 1.3%
2,133	3M Co.	$341,664
	Insurance — 2.3%
6,380	MetLife, Inc.	237,144
6,010	Prudential Financial, Inc.	381,755
		618,899
	Internet & Direct Marketing Retail — 1.2%
6,350	eBay, Inc.	330,835
	IT Services — 3.1%
1,403	Accenture PLC, Class A	317,064
5,890	Cognizant Technology Solutions Corp., Class A	408,884
48	DXC Technology Co.	857
801	International Business Machines Corp.	97,458
		824,263
	Machinery — 4.8%
2,079	Cummins, Inc.	439,002
2,100	Deere & Co.	465,423
1,950	PACCAR, Inc.	166,296
450	Parker-Hannifin Corp.	91,053
2,593	Timken Co. (The)	140,592
		1,302,366
	Media — 4.3%
400	Charter Communications, Inc., Class A(a)	249,736
16,687	Comcast Corp., Class A	771,941
1,394	Nexstar Media Group, Inc., Class A	125,362
		1,147,039
	Metals & Mining — 3.3%
6,628	Newmont Corp.	420,547
723	Reliance Steel & Aluminum Co.	73,775
8,101	Southern Copper Corp.	366,732
1,249	Steel Dynamics, Inc.	35,759
		896,813
	Mortgage Real Estate Investment Trusts (REITS) — 0.4%
8,550	AGNC Investment Corp.	118,931
	Multiline Retail — 1.8%
2,999	Target Corp.	472,102
	Oil, Gas & Consumable Fuels — 2.9%
21,227	Antero Midstream Corp.	113,989
1,016	Cabot Oil & Gas Corp.	17,638
5,500	EQT Corp.	71,115
14,726	Equitrans Midstream Corp.	124,582
24,273	Kinder Morgan, Inc.	299,286
7,730	Williams Cos., Inc. (The)	151,895
		778,505
	Personal Products — 1.1%
2,844	Herbalife Nutrition, Ltd.(a)	132,673
3,351	Nu Skin Enterprises, Inc., Class A	167,852
		300,525
	Pharmaceuticals — 2.5%
8,388	Bristol-Myers Squibb Co.	505,712
Shares		Fair Value
COMMON STOCKS — (continued)
	Pharmaceuticals — (continued)
1,950	Merck & Co., Inc.	$161,753
		667,465
	Road & Rail — 2.3%
1,285	CSX Corp.	99,806
5,592	Schneider National, Inc., Class B	138,290
2,001	Union Pacific Corp.	393,937
		632,033
	Semiconductors & Semiconductor Equipment — 2.8%
1,126	Broadcom, Inc.	410,224
3,000	QUALCOMM, Inc.	353,040
		763,264
	Software — 1.4%
6,344	Oracle Corp.	378,737
	Specialty Retail — 1.0%
650	Best Buy Co., Inc.	72,339
1,171	Lowe’s Cos., Inc.	194,222
		266,561
	Technology Hardware, Storage & Peripherals — 3.8%
3,368	Apple, Inc.	390,048
5,775	Dell Technologies, Inc., Class C(a)	390,910
13,150	HP, Inc.	249,719
		1,030,677
	Thrifts & Mortgage Finance — 0.4%
12,772	New York Community Bancorp, Inc.	105,624
	Tobacco — 2.1%
9,200	Altria Group, Inc.	355,488
2,891	Philip Morris International, Inc.	216,796
		572,284
	Trading Companies & Distributors — 0.6%
974	United Rentals, Inc.(a)	169,963
	Total Common Stocks (Cost $24,660,007)	26,596,723

MONEY MARKET FUND — 1.5%
409,551	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(b)	409,551
	Total Money Market Fund (Cost $409,551)	409,551
Total Investments — 100.0% (Cost $25,069,558)		27,006,274
Net Other Assets (Liabilities) — 0.0%		7,597
NET ASSETS — 100.0%		$27,013,871

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

Continued

Sterling Capital Mid Value Fund

Schedule of Portfolio Investments
September 30, 2020

Shares		Fair Value
COMMON STOCKS — 97.8%
	Auto Components — 3.1%
74,168	Gentex Corp.	$1,909,826
	Banks — 1.7%
11,425	M&T Bank Corp.	1,052,128
	Capital Markets — 2.1%
18,794	Affiliated Managers Group, Inc.	1,285,134
	Chemicals — 6.6%
85,783	Axalta Coating Systems, Ltd.(a)	1,901,809
72,407	Corteva, Inc.	2,086,046
		3,987,855
	Construction & Engineering — 3.7%
24,563	Jacobs Engineering Group, Inc.	2,278,710
	Consumer Finance — 3.6%
145,654	SLM Corp.	1,178,341
37,801	Synchrony Financial	989,252
		2,167,593
	Containers & Packaging — 3.8%
30,313	Crown Holdings, Inc.(a)	2,329,857
	Diversified Financial Services — 3.1%
103,916	Jefferies Financial Group, Inc.	1,870,488
	Diversified Telecommunication Services — 6.0%
154,175	CenturyLink, Inc.	1,555,626
25,537	GCI Liberty, Inc., Class A(a)	2,093,013
		3,648,639
	Electric Utilities — 2.1%
24,218	ALLETE, Inc.	1,253,039
	Electrical Equipment — 3.2%
44,893	Sensata Technologies Holding PLC(a)	1,936,684
	Energy Equipment & Services — 0.9%
37,070	Core Laboratories NV	565,688
	Food Products — 2.4%
38,261	Cal-Maine Foods, Inc.(a)	1,468,075
	Health Care Equipment & Supplies — 4.1%
18,172	Zimmer Biomet Holdings, Inc.	2,473,936
	Health Care Providers & Services — 8.8%
9,821	HCA Healthcare, Inc.	1,224,482
12,808	Laboratory Corp. of America Holdings(a)	2,411,362
11,445	McKesson Corp.	1,704,504
		5,340,348
	Hotels, Restaurants & Leisure — 3.3%
5,967	Cracker Barrel Old Country Store, Inc.	684,176
15,496	Hilton Worldwide Holdings, Inc.	1,322,119
		2,006,295
	Household Durables — 2.1%
13,058	Mohawk Industries, Inc.(a)	1,274,330
	Household Products — 1.5%
15,864	Spectrum Brands Holdings, Inc.	906,786
	Insurance — 5.8%
8,769	Enstar Group, Ltd.(a)	1,416,194
Shares		Fair Value
COMMON STOCKS — (continued)
	Insurance — (continued)
14,916	Lincoln National Corp.	$467,318
1,695	Markel Corp.(a)	1,650,422
		3,533,934
	Internet & Direct Marketing Retail — 2.2%
26,022	eBay, Inc.	1,355,746
	IT Services — 2.7%
17,746	Euronet Worldwide, Inc.(a)	1,616,661
	Machinery — 1.9%
60,528	Trinity Industries, Inc.	1,180,296
	Media — 3.4%
24,659	Fox Corp., Class A	686,260
98,833	News Corp., Class B	1,381,685
		2,067,945
	Oil, Gas & Consumable Fuels — 1.2%
74,162	CNX Resources Corp.(a)	700,089
	Pharmaceuticals — 2.1%
34,805	Prestige Consumer Healthcare, Inc.(a)	1,267,598
	Professional Services — 2.6%
24,398	ASGN, Inc.(a)	1,550,737
	Real Estate Management & Development — 3.7%
47,638	CBRE Group, Inc., Class A(a)	2,237,557
	Specialty Retail — 2.9%
18,956	CarMax, Inc.(a)	1,742,246
	Technology Hardware, Storage & Peripherals — 2.6%
71,260	NCR Corp.(a)	1,577,696
	Trading Companies & Distributors — 4.6%
31,153	Air Lease Corp.	916,521
45,605	HD Supply Holdings, Inc.(a)	1,880,750
		2,797,271
	Total Common Stocks (Cost $52,068,276)	59,383,187

MONEY MARKET FUND — 2.5%
1,533,445	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(b)	1,533,445
	Total Money Market Fund (Cost $1,533,445)	1,533,445

Total Investments — 100.3% (Cost $53,601,721)		60,916,632
Net Other Assets (Liabilities) — (0.3)%		(164,288)
NET ASSETS — 100.0%		$60,752,344

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments
September 30, 2020

Shares		Fair Value
COMMON STOCKS — 97.3%
	Air Freight & Logistics — 1.4%
12,473	Atlas Air Worldwide Holdings, Inc.(a)	$759,606
7,853	Hub Group, Inc., Class A(a)	394,181
		1,153,787
	Auto Components — 0.5%
12,025	Cooper Tire & Rubber Co.	381,193
	Banks — 9.4%
40,176	Bancorp, Inc. (The)(a)	347,121
16,946	Bank OZK	361,289
21,572	BankUnited, Inc.	472,642
29,261	Berkshire Hills Bancorp, Inc.	295,829
16,900	Cathay General Bancorp	366,392
20,891	Central Pacific Financial Corp.	283,491
6,626	Comerica, Inc.	253,445
27,869	Customers Bancorp, Inc.(a)	312,133
10,300	Eagle Bancorp, Inc.	275,937
7,646	East West Bancorp, Inc.	250,330
18,085	First Financial Corp.	567,869
36,851	Hilltop Holdings, Inc.	758,394
86,881	Hope Bancorp, Inc.	658,992
11,982	Independent Bank Group, Inc.	529,365
11,482	National Bank Holdings Corp., Class A	301,403
21,515	People’s United Financial, Inc.	221,820
11,585	Popular, Inc.	420,188
11,713	QCR Holdings, Inc.	321,053
11,486	Synovus Financial Corp.	243,159
70,107	Valley National Bancorp	480,233
		7,721,085
	Building Products — 2.9%
13,045	Builders FirstSource, Inc.(a)	425,528
5,059	Masonite International Corp.(a)	497,806
5,029	Owens Corning	346,045
31,895	Quanex Building Products Corp.	588,144
9,978	UFP Industries, Inc.	563,857
		2,421,380
	Capital Markets — 2.6%
38,214	Brightsphere Investment Group, Inc.	492,961
34,040	Cowen, Inc., Class A	553,831
13,400	Franklin Resources, Inc.	272,690
21,352	Virtu Financial, Inc., Class A	491,309
24,300	Waddell & Reed Financial, Inc., Class A	360,855
		2,171,646
	Chemicals — 0.8%
15,712	Chemours Co. (The)	328,538
13,698	Mosaic Co. (The)	250,262
968	Westlake Chemical Corp.	61,197
		639,997
	Commercial Services & Supplies — 1.1%
13,015	ABM Industries, Inc.	477,130
47,817	ADT, Inc.	390,665
		867,795
	Communications Equipment — 0.8%
21,285	NETGEAR, Inc.(a)	656,004
	Construction & Engineering — 4.7%
14,326	Arcosa, Inc.	631,633
6,345	Argan, Inc.	265,919
Shares		Fair Value
COMMON STOCKS — (continued)
	Construction & Engineering — (continued)
10,618	Dycom Industries, Inc.(a)	$560,843
53,533	Great Lakes Dredge & Dock Corp.(a)	509,099
7,089	MYR Group, Inc.(a)	263,569
15,334	Primoris Services Corp.	276,625
9,340	Quanta Services, Inc.	493,712
51,012	Tutor Perini Corp.(a)	567,764
2,182	Valmont Industries, Inc.	270,961
		3,840,125
	Consumer Finance — 3.4%
12,361	Ally Financial, Inc.	309,890
10,126	Encore Capital Group, Inc.(a)	390,762
18,278	Enova International, Inc.(a)	299,576
51,950	EZCORP, Inc., Class A(a)	261,309
95,681	Navient Corp.	808,504
8,083	OneMain Holdings, Inc.	252,594
61,882	SLM Corp.	500,625
		2,823,260
	Containers & Packaging — 0.3%
5,701	Berry Global Group, Inc.(a)	275,472
	Distributors — 0.2%
6,475	Core-Mark Holding Co., Inc.	187,322
	Diversified Financial Services — 1.6%
29,663	Cannae Holdings, Inc.(a)	1,105,243
13,759	Jefferies Financial Group, Inc.	247,662
		1,352,905
	Diversified Telecommunication Services — 0.3%
49,086	Consolidated Communications Holdings,Inc.(a)	279,299
	Electric Utilities — 1.2%
16,585	NRG Energy, Inc.	509,823
52,458	PG&E Corp.(a)	492,581
		1,002,404
	Electrical Equipment — 0.3%
2,765	Regal Beloit Corp.	259,551
	Electronic Equipment, Instruments & Components — 1.8%
3,801	Arrow Electronics, Inc.(a)	298,987
3,925	Jabil, Inc.	134,471
12,508	Sanmina Corp.(a)	338,341
1,675	SYNNEX Corp.	234,601
42,380	TTM Technologies, Inc.(a)	483,556
		1,489,956
	Energy Equipment & Services — 0.4%
82,673	Patterson-UTI Energy, Inc.	235,618
16,800	ProPetro Holding Corp.(a)	68,208
		303,826
	Entertainment — 0.9%
52,626	Lions Gate Entertainment Corp., Class A(a)	498,894
28,572	Lions Gate Entertainment Corp., Class B(a)	249,148
		748,042
	Equity Real Estate Investment Trusts (REITS) — 8.2%
63,518	Acadia Realty Trust	666,939

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Shares		Fair Value
COMMON STOCKS — (continued)
	Equity Real Estate Investment Trusts (REITS) — (continued)
27,262	Brixmor Property Group, Inc.	$318,693
82,600	CoreCivic, Inc.	660,800
6,921	Douglas Emmett, Inc.	173,717
7,872	EPR Properties	216,480
—	Gaming and Leisure Properties, Inc.	13
34,300	GEO Group, Inc. (The)	388,962
27,400	Industrial Logistics Properties Trust	599,238
22,270	Kimco Realty Corp.	250,760
99,111	Macerich Co. (The)	672,964
23,427	Medical Properties Trust, Inc.	413,018
6,285	National Health Investors, Inc.	378,797
504	Retail Value, Inc.	6,335
40,096	Sabra Health Care REIT, Inc.	552,723
1,043	SL Green Realty Corp.	48,364
14,766	Taubman Centers, Inc.	491,560
76,251	VEREIT, Inc.	495,631
18,722	VICI Properties, Inc.	437,533
642	Weingarten Realty Investors	10,888
		6,783,415
	Food & Staples Retailing — 2.2%
2,374	BJ’s Wholesale Club Holdings, Inc.(a)	98,640
36,354	SpartanNash Co.	594,388
23,323	Sprouts Farmers Market, Inc.(a)	488,150
39,303	United Natural Foods, Inc.(a)	584,436
		1,765,614
	Gas Utilities — 1.4%
11,970	National Fuel Gas Co.	485,862
23,133	New Jersey Resources Corp.	625,054
		1,110,916
	Health Care Providers & Services — 5.2%
5,579	DaVita, Inc.(a)	477,841
4,500	Ensign Group, Inc. (The)	256,770
4,175	Magellan Health, Inc.(a)	316,381
32,113	Owens & Minor, Inc.	806,357
5,491	Providence Service Corp. (The)(a)	510,169
24,099	Select Medical Holdings Corp.(a)	501,741
21,912	Surgery Partners, Inc.(a)	479,873
18,662	Tenet Healthcare Corp.(a)	457,406
17,875	Tivity Health, Inc.(a)	250,607
2,240	Universal Health Services, Inc., Class B	239,725
		4,296,870
	Household Durables — 4.1%
9,500	Century Communities, Inc.(a)	402,135
15,300	KB Home	587,367
8,390	Meritage Homes Corp.(a)	926,172
11,127	PulteGroup, Inc.	515,069
52,350	TRI Pointe Group, Inc.(a)	949,629
		3,380,372
	Household Products — 0.9%
7,360	Central Garden & Pet Co.(a)	293,885
12,496	Central Garden & Pet Co., Class A(a)	451,605
		745,490
	Independent Power and Renewable Electricity
	Producers — 0.9%
27,366	AES Corp. (The)	495,598
Shares		Fair Value
COMMON STOCKS — (continued)
	Independent Power and Renewable Electricity Producers — (continued)
13,291	Vistra Corp.	$250,668
		746,266
	Insurance — 3.2%
11,247	Assured Guaranty, Ltd.	241,586
56,753	CNO Financial Group, Inc.	910,318
15,921	Lincoln National Corp.	498,805
19,179	Old Republic International Corp.	282,698
12,296	Principal Financial Group, Inc.	495,160
13,211	Unum Group	222,341
		2,650,908
	Internet & Direct Marketing Retail — 0.2%
26,328	Qurate Retail, Inc., Series A	189,035
	Leisure Products — 1.5%
25,844	Smith & Wesson Brands, Inc.	401,099
3,405	Sturm Ruger & Co., Inc.	208,250
30,752	Vista Outdoor, Inc.(a)	620,575
		1,229,924
	Machinery — 1.6%
13,369	Astec Industries, Inc.	725,268
15,278	Terex Corp.	295,782
5,164	Timken Co. (The)	279,992
		1,301,042
	Marine — 0.8%
15,468	Matson, Inc.	620,112
	Media — 0.9%
33,593	Gray Television, Inc.(a)	462,576
22,745	Tribune Publishing Co.	265,207
		727,783
	Metals & Mining — 2.7%
25,996	Commercial Metals Co.	519,400
4,493	Reliance Steel & Aluminum Co.	458,466
30,053	Schnitzer Steel Industries, Inc., Class A	577,919
9,166	Steel Dynamics, Inc.	262,423
9,379	Worthington Industries, Inc.	382,476
		2,200,684
	Mortgage Real Estate Investment Trusts (REITS) — 2.1%
69,183	Annaly Capital Management, Inc.	492,583
43,122	Chimera Investment Corp.	353,600
36,457	Dynex Capital, Inc.	554,511
24,350	Ellington Financial, Inc.	298,531
1,020	Great Ajax Corp.	8,456
		1,707,681
	Multiline Retail — 0.9%
16,831	Big Lots, Inc.	750,663
	Multi-Utilities — 1.2%
15,293	Avista Corp.	521,797
11,089	MDU Resources Group, Inc.	249,503
11,215	NiSource, Inc.	246,730
		1,018,030
	Oil, Gas & Consumable Fuels — 3.4%
89,833	CNX Resources Corp.(a)	848,023

Continued

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Shares		Fair Value
COMMON STOCKS — (continued)
	Oil, Gas & Consumable Fuels — (continued)
35,032	Dorian LPG, Ltd.(a)	$280,606
38,363	EQT Corp.	496,034
43,432	Magnolia Oil & Gas Corp., Class A(a)	224,543
17,250	Renewable Energy Group, Inc.(a)	921,495
		2,770,701
	Paper & Forest Products — 1.7%
18,308	Boise Cascade Co.	730,855
16,510	Clearwater Paper Corp.(a)	626,389
		1,357,244
	Personal Products — 0.3%
5,036	Nu Skin Enterprises, Inc., Class A	252,253
	Pharmaceuticals — 1.7%
27,989	Corcept Therapeutics, Inc.(a)	487,149
32,483	Innoviva, Inc.(a)	339,447
1,872	Jazz Pharmaceuticals PLC(a)	266,928
18,707	Mylan NV(a)	277,425
		1,370,949
	Real Estate Management & Development — 1.3%
29,075	Cushman & Wakefield PLC(a)	305,578
30,220	Forestar Group, Inc.(a)	534,894
2,751	Jones Lang LaSalle, Inc.	263,161
		1,103,633
	Road & Rail — 1.4%
19,811	ArcBest Corp.	615,330
11,523	Schneider National, Inc., Class B	284,964
6,113	Werner Enterprises, Inc.	256,685
		1,156,979
	Semiconductors & Semiconductor Equipment — 3.6%
47,214	Amkor Technology, Inc.(a)	528,797
34,130	NeoPhotonics Corp.(a)	207,852
25,599	Photronics, Inc.(a)	254,966
48,868	Rambus, Inc.(a)	669,003
14,504	SMART Global Holdings, Inc.(a)	396,539
6,036	Synaptics, Inc.(a)	485,415
21,299	Ultra Clean Holdings, Inc.(a)	457,077
		2,999,649
	Specialty Retail — 5.3%
4,525	AutoNation, Inc.(a)	239,508
9,192	Camping World Holdings, Inc., Class A	273,462
8,622	Dick’s Sporting Goods, Inc.	499,041
8,061	Hibbett Sports, Inc.(a)	316,152
2,695	Lithia Motors, Inc., Class A	614,298
11,875	Lumber Liquidators Holdings, Inc.(a)	261,844
11,567	MarineMax, Inc.(a)	296,925
2,105	Murphy USA, Inc.(a)	270,008
16,657	Rent-A-Center, Inc.	497,878
16,583	Sonic Automotive, Inc., Class A	665,973
Shares		Fair Value
COMMON STOCKS — (continued)
	Specialty Retail — (continued)
30,153	Sportsman’s Warehouse Holdings, Inc.(a)	$431,489
		4,366,578
	Textiles,Apparel & Luxury Goods — 0.3%
13,380	Lakeland Industries, Inc.(a)	264,924
	Thrifts & Mortgage Finance — 3.3%
15,325	Axos Financial, Inc.(a)	357,226
24,351	Flagstar Bancorp, Inc.	721,520
11,450	HomeStreet, Inc.	294,952
55,126	MGIC Investment Corp.	488,416
15,308	PennyMac Financial Services, Inc.	889,701
		2,751,815
	Trading Companies & Distributors — 2.4%
15,916	GMS, Inc.(a)	383,576
14,826	Rush Enterprises, Inc., Class A	749,306
21,628	Triton International, Ltd./Bermuda	879,611
		2,012,493
	Total Common Stocks (Cost $76,330,391)	80,207,072

PREFERRED STOCKS — 0.0%
	Internet & Direct Marketing Retail — 0.0%
1	Qurate Retail, Inc.	83
	Total Preferred Stocks (Cost $81)	83

EXCHANGE TRADED FUND — 1.0%
7,871	iShares Russell 2000 Value ETF	781,826
	Total Exchange Traded Fund (Cost $675,763)	781,826

MONEY MARKET FUND — 1.7%
1,423,554	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(b)	1,423,554
	Total Money Market Fund (Cost $1,423,554)	1,423,554
Total Investments — 100.0% (Cost $78,429,789)		82,412,535
Net Other Assets (Liabilities) — 0.0%		3,654
NET ASSETS — 100.0%		$82,416,189

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

ETF — Exchange Traded Fund

Continued

Sterling Capital Special Opportunities Fund

Schedule of Portfolio Investments
September 30, 2020

Shares		Fair Value
COMMON STOCKS — 98.9%
	Air Freight & Logistics — 3.5%
76,503	FedEx Corp.	$19,242,035
	Auto Components — 2.4%
146,000	Aptiv PLC	13,385,280
	Biotechnology — 1.5%
134,000	Gilead Sciences, Inc.	8,467,460
	Capital Markets — 2.2%
335,187	Charles Schwab Corp. (The)	12,143,825
	Communications Equipment — 5.8%
335,580	Cisco Systems, Inc.	13,218,496
149,500	F5 Networks, Inc.(a)	18,354,115
		31,572,611
	Consumer Finance — 3.6%
274,000	Capital One Financial Corp.	19,689,640
	Containers & Packaging — 1.9%
122,872	Ball Corp.	10,213,121
	Electronic Equipment, Instruments &
	Components — 1.4%
211,000	FLIR Systems, Inc.	7,564,350
	Entertainment — 3.2%
217,000	Activision Blizzard, Inc.	17,566,150
	Health Care Equipment & Supplies — 13.2%
386,000	Boston Scientific Corp.(a)	14,749,060
135,000	Danaher Corp.	29,069,550
425,000	Hologic, Inc.(a)	28,249,750
		72,068,360
	Health Care Providers & Services — 9.2%
197,500	HCA Healthcare, Inc.	24,624,300
83,500	UnitedHealth Group, Inc.	26,032,795
		50,657,095
	Health Care Technology — 3.3%
252,000	Cerner Corp.	18,217,080
	Household Durables — 2.9%
193,494	Lennar Corp., Class A	15,804,590
	Interactive Media & Services — 5.9%
22,000	Alphabet, Inc., Class C(a)	32,331,200
	IT Services — 9.7%
248,500	Akamai Technologies, Inc.(a)	27,469,190
56,000	Broadridge Financial Solutions, Inc.	7,392,000
Shares		Fair Value
COMMON STOCKS — (continued)
	IT Services — (continued)
174,000	Fiserv, Inc.(a)	$17,930,700
12,274	Rackspace Technology, Inc.(a)	236,765
		53,028,655
	Media — 6.7%
571,055	Comcast Corp., Class A	26,417,004
530,000	Discovery, Inc., Class C(a)	10,388,000
		36,805,004
	Pharmaceuticals — 4.4%
399,000	Bristol-Myers Squibb Co.	24,055,710
	Professional Services — 3.2%
94,200	Verisk Analytics, Inc.	17,456,202
	Real Estate Management & Development — 3.1%
362,000	CBRE Group, Inc., Class A(a)	17,003,140
	Semiconductors & Semiconductor Equipment — 4.8%
208,500	NXP Semiconductors NV	26,022,885
	Software — 7.0%
220,000	CDK Global, Inc.	9,589,800
57,000	Intuit, Inc.	18,593,970
125,561	PTC, Inc.(a)	10,386,406
		38,570,176
	Total Common Stocks (Cost $331,521,062)	541,864,569

MONEY MARKET FUND — 0.2%
1,183,389	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(b)	1,183,389
	Total Money Market Fund (Cost $1,183,389)	1,183,389

Total Investments — 99.1% (Cost $332,704,451)		543,047,958
Net Other Assets (Liabilities) — 0.9%		5,196,750
NET ASSETS — 100.0%		$548,244,708

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Equity Income Fund

Schedule of Portfolio Investments
September 30, 2020

Shares		Fair Value
COMMON STOCKS — 99.5%
	Air Freight & Logistics — 4.5%
417,500	United Parcel Service, Inc., Class B	$69,568,025
	Banks — 1.8%
660,000	Citigroup, Inc.	28,452,600
	Beverages — 5.7%
664,000	Coca-Cola Co. (The)	32,781,680
403,434	PepsiCo, Inc.	55,915,952
		88,697,632
	Biotechnology — 3.2%
572,500	AbbVie, Inc.	50,145,275
	Capital Markets — 6.6%
193,300	Goldman Sachs Group, Inc. (The)	38,847,501
244,305	Nasdaq, Inc.	29,978,667
438,000	Northern Trust Corp.	34,150,860
		102,977,028
	Communications Equipment — 3.1%
697,000	Cisco Systems, Inc.	27,454,830
132,193	Motorola Solutions, Inc.	20,729,184
		48,184,014
	Consumer Finance — 3.7%
981,000	Discover Financial Services	56,682,180
	Diversified Telecommunication Services — 3.8%
996,000	Verizon Communications, Inc.	59,252,040
	Electronic Equipment, Instruments & Components — 3.3%
1,602,000	Corning, Inc.	51,920,820
	Equity Real Estate Investment Trusts (REITS) — 2.1%
199,333	Crown Castle International Corp.	33,188,946
	Food Products — 2.6%
686,000	Tyson Foods, Inc., Class A	40,803,280
	Health Care Equipment & Supplies — 8.0%
645,686	Abbott Laboratories	70,270,007
516,471	Medtronic PLC	53,671,666
		123,941,673
	Health Care Providers & Services — 8.0%
219,016	Anthem, Inc.	58,825,507
853,091	CVS Health Corp.	49,820,514
248,000	Encompass Health Corp.	16,115,040
		124,761,061
	Hotels, Restaurants & Leisure — 5.5%
886,025	Restaurant Brands International, Inc.	50,955,298
Shares		Fair Value
COMMON STOCKS — (continued)
	Hotels, Restaurants & Leisure — (continued)
405,996	Starbucks Corp.	$34,883,176
		85,838,474
	Industrial Conglomerates — 3.4%
315,840	Honeywell International, Inc.	51,990,422
	Insurance — 3.6%
484,500	Chubb, Ltd.	56,260,140
	IT Services — 5.9%
293,000	Accenture PLC, Class A	66,215,070
444,000	Amdocs, Ltd.	25,490,040
		91,705,110
	Oil, Gas & Consumable Fuels — 2.8%
563,000	EOG Resources, Inc.	20,234,220
439,392	Phillips 66	22,778,081
		43,012,301
	Pharmaceuticals — 7.4%
374,824	Johnson & Johnson	55,803,797
713,672	Merck & Co., Inc.	59,199,092
		115,002,889
	Semiconductors & Semiconductor Equipment — 5.4%
519,567	Analog Devices, Inc.	60,654,252
340,132	Maxim Integrated Products, Inc.	22,996,325
		83,650,577
	Software — 4.7%
346,000	Microsoft Corp.	72,774,180
	Specialty Retail — 4.4%
246,784	Home Depot, Inc. (The)	68,534,385
	Total Common Stocks (Cost $1,149,422,357)	1,547,343,052

MONEY MARKET FUND — 0.5%
7,429,217	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(a)	7,429,217
	Total Money Market Fund (Cost $7,429,217)	7,429,217
Total Investments — 100.0% (Cost $1,156,851,574)		1,554,772,269
Net Other Assets (Liabilities) — 0.0%		704,719
NET ASSETS — 100.0%		$1,555,476,988

(a)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral International Equity Fund

Schedule of Portfolio Investments
September 30, 2020

Shares		Fair Value
COMMON STOCKS — 96.8%
	Australia — 6.0%
525,950	AusNet Services	$709,998
65,700	Coles Group, Ltd.	800,409
76,125	Fortescue Metals Group, Ltd.	894,319
1,175	Lendlease Corp., Ltd.	9,386
13,500	Rio Tinto, Ltd.	922,069
32,100	Sonic Healthcare, Ltd.	762,285
327,600	Stockland, REIT	894,946
		4,993,412
	Belgium — 1.0%
7,600	UCB SA	863,165
	Denmark — 1.0%
11,375	Pandora A/S	820,567
	Finland — 2.8%
12,925	Neste Oyj	680,631
185,675	Nokia Oyj(a)	726,710
22,875	Sampo Oyj, Class A	905,921
		2,313,262
	France — 8.9%
7,625	Arkema SA	808,439
9,950	Atos SE(a)	799,548
7,125	Capgemini SE	914,110
19,050	Carrefour SA	304,403
22,425	Cie de Saint-Gobain(a)	939,325
7,675	Ipsen SA	802,302
14,000	Sanofi	1,402,974
5,625	Schneider Electric SE	699,185
8,000	Ubisoft Entertainment SA(a)	721,028
		7,391,314
	Germany — 10.0%
13,250	Brenntag AG	842,465
3,775	Daimler AG	203,644
23,750	Deutsche Post AG	1,077,676
50,875	Deutsche Telekom AG	847,076
79,425	E.ON SE	875,460
10,125	Fresenius Medical Care AG & Co. KGaA	855,939
9,575	Henkel AG & Co. KGaA	895,537
5,625	LEG Immobilien AG	801,786
5,625	Merck KGaA	820,087
1,600	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	406,750
19,025	United Internet AG	727,574
		8,353,994
	Hong Kong — 1.3%
302,000	Hang Lung Properties, Ltd.	769,667
64,000	New World Development Co., Ltd.	312,430
		1,082,097
	Israel — 1.7%
6,700	Check Point Software Technologies, Ltd.(a)	806,278
71,975	Teva Pharmaceutical Industries, Ltd., ADR(a)	648,495
		1,454,773
	Italy — 1.4%
21,075	Enel SpA	182,846
6,825	Prysmian SpA	198,115
154,325	Snam SpA	793,663
		1,174,624
Shares		Fair Value
COMMON STOCKS — (continued)
	Japan — 28.1%
22,100	Calbee, Inc.	$727,929
122,000	Chiba Bank, Ltd. (The)	673,164
217,400	ENEOS Holdings, Inc.	775,654
7,000	Fujitsu, Ltd.	956,324
43,200	Fukuoka Financial Group, Inc.	726,102
34,600	Iida Group Holdings Co., Ltd.	700,292
38,600	ITOCHU Corp.	988,386
44,200	Japan Post Insurance Co., Ltd.	695,942
700	KDDI Corp.	17,606
24,500	LIXIL Group Corp.	495,201
328,200	Mebuki Financial Group, Inc.	744,750
6,400	Medipal Holdings Corp.	128,335
2,100	MEIJI Holdings Co., Ltd.	160,410
16,500	Mitsubishi Gas Chemical Co., Inc.	306,957
67,580	Mizuho Financial Group, Inc.	843,512
32,800	Nexon Co., Ltd.	818,156
18,000	NH Foods, Ltd.	804,580
77,900	Nomura Holdings, Inc.	355,998
86,000	Obayashi Corp.	785,119
26,700	Ono Pharmaceutical Co., Ltd.	839,818
3,000	Otsuka Holdings Co., Ltd.	127,096
42,600	Persol Holdings Co., Ltd.	695,836
98,000	Renesas Electronics Corp.(a)	719,285
191,900	Resona Holdings, Inc.	653,771
28,400	SBI Holdings, Inc.	735,897
46,000	Sekisui House, Ltd.	815,153
22,500	SoftBank Group Corp.	1,392,178
16,400	Sony Corp.	1,256,929
14,400	Tokyo Century Corp.	784,884
3,900	Tokyo Electron, Ltd.	1,018,893
13,300	Toyo Suisan Kaisha, Ltd.	702,323
11,900	Toyota Industries Corp.	753,530
8,500	Toyota Motor Corp.	564,145
100,700	Z Holdings Corp.	672,618
		23,436,773
	Netherlands — 3.2%
33,400	Koninklijke Ahold Delhaize NV	987,241
22,050	NN Group NV	826,521
16,650	Randstad NV(a)	868,227
		2,681,989
	Norway — 2.0%
60,375	DNB ASA(a)	841,061
80,700	Orkla ASA	814,463
		1,655,524
	Portugal — 0.4%
58,650	EDP - Energias de Portugal SA	288,380
	Singapore — 2.9%
54,000	Venture Corp., Ltd.	766,747
252,800	Wilmar International, Ltd.	820,803
1,093,900	Yangzijiang Shipbuilding Holdings, Ltd.	799,079
		2,386,629
	Spain — 1.0%
31,100	Endesa SA	831,868
	Sweden — 5.3%
19,325	Essity AB, Class B(a)	652,438
76,700	Husqvarna AB, Class B	843,407
10,250	Kinnevik AB, Class B	416,031

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral International Equity Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Shares		Fair Value
COMMON STOCKS — (continued)
	Sweden — (continued)
45,350	Sandvik AB(a)	$886,834
37,325	SKF AB, Class B	770,036
10,850	Swedish Match AB	887,169
		4,455,915
	Switzerland — 8.4%
18,475	ABB, Ltd.	469,706
4,650	Adecco Group AG	245,359
4,050	Kuehne + Nagel International AG	786,402
7,800	LafargeHolcim, Ltd.	355,053
11,850	Logitech International SA	917,926
6,425	Roche Holding AG	2,200,823
84,375	UBS Group AG	942,714
3,000	Zurich Insurance Group AG	1,046,146
		6,964,129
	United Kingdom — 11.4%
16,250	Admiral Group PLC	548,038
60,825	Antofagasta PLC	802,726
46,325	BHP Group PLC	988,309
27,575	Bunzl PLC	890,302
172,000	Evraz PLC	765,900
9,950	Ferguson PLC	1,001,278
68,650	GVC Holdings PLC(a)	859,793
22,275	Hikma Pharmaceuticals PLC	746,601
76,200	JD Sports Fashion PLC	795,428
251,600	Kingfisher PLC	963,734
19,525	Rio Tinto PLC	1,174,873
		9,536,982
	Total Common Stocks (Cost $72,505,079)	80,685,397

PREFERRED STOCKS — 1.5%
	Germany — 1.5%
14,100	Bayerische Motoren Werke AG	770,603
4,425	Henkel AG & Co. KGaA	462,798
	Total Preferred Stocks (Cost $1,130,908)	1,233,401

MONEY MARKET FUND — 0.8%
	United States — 0.8%
713,832	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(b)	713,832

	Total Money Market Fund (Cost $713,832)	713,832
Total Investments — 99.1% (Cost $74,349,819)		82,632,630
Net Other Assets (Liabilities) — 0.9%		744,036
NET ASSETS — 100.0%		$83,376,666

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

ADR — American Depository Receipts

Industry	Percentage of net assets
Air Freight & Logistics	1.3%
Auto Components	0.9%
Automobiles	1.8%
Banks	5.4%
Building Products	1.7%
Capital Markets	2.4%
Chemicals	1.3%
Communications Equipment	0.9%
Construction & Engineering	0.9%
Construction Materials	0.4%
Diversified Financial Services	1.4%
Diversified Telecommunication Services	1.9%
Electric Utilities	2.4%
Electrical Equipment	1.6%
Electronic Equipment, Instruments & Components	0.9%
Entertainment	1.9%
Equity Real Estate Investment Trusts (REITS)	1.1%
Food & Staples Retailing	2.5%
Food Products	4.8%
Gas Utilities	1.0%
Health Care Providers & Services	2.1%
Hotels, Restaurants & Leisure	1.0%
Household Durables	4.3%
Household Products	2.4%
Insurance	5.3%
Interactive Media & Services	0.8%
IT Services	3.2%
Machinery	2.9%
Marine	0.9%
Metals & Mining	6.7%
Money Market Fund	0.9%
Multi-Utilities	1.1%
Oil, Gas & Consumable Fuels	1.8%
Pharmaceuticals	10.1%
Professional Services	2.2%
Real Estate Management & Development	2.3%
Semiconductors & Semiconductor Equipment	2.1%
Software	1.0%
Specialty Retail	2.1%
Technology Hardware, Storage & Peripherals	1.1%
Textiles, Apparel & Luxury Goods	1.0%
Tobacco	1.1%
Trading Companies & Distributors	4.5%
Wireless Telecommunication Services	1.7%
99.1%

Continued

Sterling Capital SMID Opportunities Fund

Schedule of Portfolio Investments
September 30, 2020

Shares		Fair Value
COMMON STOCKS — 98.8%
	Airlines — 0.5%
1,404	Alaska Air Group, Inc.	$51,428
	Auto Components — 5.0%
4,625	Aptiv PLC.	424,020
4,848	Gentex Corp.	124,836
		548,856
	Commercial Services & Supplies — 8.6%
1,666	UniFirst Corp.	315,490
6,110	Waste Connections, Inc.	634,218
		949,708
	Communications Equipment — 3.2%
2,880	F5 Networks, Inc.(a)	353,578
	Consumer Finance — 4.9%
67,163	SLM Corp.	543,349
	Containers & Packaging — 6.9%
9,209	Ball Corp.	765,452
	Entertainment — 1.8%
1,200	Take-Two Interactive Software, Inc.(a)	198,264
	Equity Real Estate Investment Trusts (REITS) — 3.1%
11,478	Healthcare Realty Trust, Inc.	345,717
	Health Care Equipment & Supplies — 10.7%
9,119	Hologic, Inc.(a)	606,140
1,683	Teleflex, Inc.	572,927
		1,179,067
	Health Care Providers & Services — 9.9%
9,376	Centene Corp.(a)	546,902
1,426	Premier, Inc., Class A(a)	46,816
4,700	Universal Health Services, Inc., Class B	502,994
		1,096,712
	Household Durables — 1.7%
46	NVR, Inc.(a)	187,824
	Insurance — 4.8%
4,966	Arthur J Gallagher & Co.	524,310
	IT Services — 25.4%
3,464	Akamai Technologies, Inc.(a)	382,911
Shares		Fair Value
COMMON STOCKS — (continued)
	IT Services — (continued)
6,435	Amdocs, Ltd.	$369,433
2,343	Black Knight, Inc.(a)	203,958
900	Broadridge Financial Solutions, Inc.	118,800
6,131	Fiserv, Inc.(a)	631,800
14,000	Genpact, Ltd.	545,300
3,124	Global Payments, Inc.	554,760
		2,806,962
	Oil, Gas & Consumable Fuels — 0.9%
9,951	Parsley Energy, Inc., Class A	93,141
	Real Estate Management & Development — 4.1%
3,435	FirstService Corp.	453,042
	Software — 6.5%
8,205	CDK Global, Inc.	357,656
4,334	PTC, Inc.(a)	358,508
		716,164
	Specialty Retail — 0.8%
954	CarMax, Inc.(a)	87,682
	Total Common Stocks (Cost $8,491,521)	10,901,256

MONEY MARKET FUND — 1.3%
138,306	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(b)	138,306
	Total Money Market Fund (Cost $138,306)	138,306
Total Investments — 100.1% (Cost $8,629,827)		11,039,562
Net Other Assets (Liabilities) — (0.1)%		(5,631)
NET ASSETS — 100.0%		$11,033,931

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Mid Cap Value Fund

Schedule of Portfolio Investments
September 30, 2020

Shares		Fair Value
COMMON STOCKS — 96.2%
	Auto Components — 1.4%
16,540	Magna International, Inc.	$756,705
	Banks — 5.9%
18,700	East West Bancorp, Inc.	612,238
8,100	First Republic Bank	883,386
67,700	Huntington Bancshares, Inc.	620,809
47,700	KeyCorp.	569,061
12,100	Wintrust Financial Corp.	484,605
		3,170,099
	Capital Markets — 2.1%
7,200	Ameriprise Financial, Inc.	1,109,592
	Chemicals — 1.8%
15,700	Westlake Chemical Corp.	992,554
	Communications Equipment — 1.1%
14,500	Ciena Corp.(a)	575,505
	Construction & Engineering — 1.1%
13,900	MasTec, Inc.(a)	586,580
	Containers & Packaging — 5.5%
12,200	Avery Dennison Corp.	1,559,648
29,100	Berry Global Group, Inc.(a)	1,406,112
		2,965,760
	Electronic Equipment, Instruments & Components — 4.1%
10,500	Arrow Electronics, Inc.(a)	825,930
11,600	CDW Corp.	1,386,548
		2,212,478
	Entertainment — 4.8%
15,200	Activision Blizzard, Inc.	1,230,440
8,300	Take-Two Interactive Software, Inc.(a)	1,371,326
		2,601,766
	Equity Real Estate Investment Trusts (REITS) — 12.2%
19,600	Americold Realty Trust	700,700
13,200	CyrusOne, Inc.	924,396
6,900	Digital Realty Trust, Inc.	1,012,644
9,700	EastGroup Properties, Inc.	1,254,501
21,500	Highwoods Properties, Inc.	721,755
39,000	Hudson Pacific Properties, Inc.	855,270
9,500	Mid-America Apartment Communities, Inc.	1,101,525
		6,570,791
	Food & Staples Retailing — 3.6%
6,900	Casey’s General Stores, Inc.	1,225,785
21,300	Performance Food Group Co.(a)	737,406
		1,963,191
	Food Products — 1.8%
15,100	Lamb Weston Holdings, Inc.	1,000,677
	Gas Utilities — 4.4%
21,800	Southwest Gas Holdings, Inc.	1,375,580
31,000	UGI Corp.	1,022,380
		2,397,960
	Health Care Equipment & Supplies — 4.1%
3,400	Becton Dickinson & Co.	791,112
Shares		Fair Value
COMMON STOCKS — (continued)
	Health Care Equipment & Supplies — (continued)
10,400	Zimmer Biomet Holdings, Inc.	$1,415,856
		2,206,968
	Health Care Providers & Services — 1.3%
15,600	BioTelemetry, Inc.(a)	711,048
	Household Durables — 2.2%
25,700	PulteGroup, Inc.	1,189,653
	Industrial Conglomerates — 1.9%
8,400	Carlisle Cos., Inc.	1,027,908
	Insurance — 6.4%
8,300	American Financial Group, Inc.	555,934
22,300	First American Financial Corp.	1,135,293
12,200	Globe Life, Inc.	974,780
8,300	Hanover Insurance Group, Inc. (The)	773,394
		3,439,401
	IT Services — 5.0%
6,800	CACI International, Inc., Class A(a)	1,449,488
12,000	Fiserv, Inc.(a)	1,236,600
		2,686,088
	Life Sciences Tools & Services — 11.0%
10,300	ICON PLC(a)	1,968,227
5,710	Medpace Holdings, Inc.(a)	638,093
14,300	PerkinElmer, Inc.	1,794,793
3,500	Thermo Fisher Scientific, Inc.	1,545,320
		5,946,433
	Machinery — 1.9%
14,300	Oshkosh Corp.	1,051,050
	Oil, Gas & Consumable Fuels — 3.1%
46,700	Cabot Oil & Gas Corp.	810,712
16,300	Phillips 66	844,992
		1,655,704
	Semiconductors & Semiconductor Equipment — 2.9%
10,900	Skyworks Solutions, Inc.	1,585,950
	Software — 1.6%
10,200	PTC, Inc.(a)	843,744
	Trading Companies & Distributors — 5.0%
35,300	HD Supply Holdings, Inc.(a)	1,455,772
7,100	United Rentals, Inc.(a)	1,238,950
		2,694,722
	Total Common Stocks (Cost $33,000,968)	51,942,327

EXCHANGE TRADED FUND — 2.1%
14,000	iShares Russell Mid-Cap Value ETF	1,131,760
	Total Exchange Traded Fund (Cost $949,037)	1,131,760

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Mid Cap Value Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Shares		Fair Value
MONEY MARKET FUND — 1.9%
1,007,878	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(b)	$1,007,878
	Total Money Market Fund (Cost $1,007,878)	1,007,878
Total Investments — 100.2% (Cost $34,957,883)		54,081,965
Net Other Assets (Liabilities) — (0.2)%		(88,805)
NET ASSETS — 100.0%		$53,993,160

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

ETF — Exchange Traded Fund

Continued

Sterling Capital Stratton Real Estate Fund

Schedule of Portfolio Investments
September 30, 2020

Shares		Fair Value
COMMON STOCKS — 98.4%
	Health Care — 8.7%
109,000	Medical Properties Trust, Inc.	$1,921,670
59,500	Ventas, Inc.	2,496,620
55,000	Welltower, Inc.	3,029,950
		7,448,240
	Hotel & Resort — 3.1%
55,500	MGM Growth Properties, LLC, Class A	1,552,890
31,000	Ryman Hospitality Properties, Inc.	1,140,800
		2,693,690
	Industrial — 17.3%
61,000	Americold Realty Trust	2,180,750
62,000	Duke Realty Corp.	2,287,800
16,300	EastGroup Properties, Inc.	2,108,079
57,000	First Industrial Realty Trust, Inc.	2,268,600
12,000	Innovative Industrial Properties, Inc.	1,489,320
45,275	Prologis, Inc.	4,555,570
		14,890,119
	Office — 8.4%
19,500	Alexandria Real Estate Equities, Inc.	3,120,000
41,500	Cousins Properties, Inc.	1,186,485
37,000	Highwoods Properties, Inc.	1,242,090
75,000	Hudson Pacific Properties, Inc.	1,644,750
		7,193,325
	Residential — 12.3%
46,000	American Campus Communities, Inc.	1,606,320
10,800	Essex Property Trust, Inc.	2,168,532
99,000	Invitation Homes, Inc.	2,771,010
18,700	Mid-America Apartment Communities, Inc.	2,168,265
56,000	UDR, Inc.	1,826,160
		10,540,287
	Retail — 8.1%
48,000	Getty Realty Corp.	1,248,480
Shares		Fair Value
COMMON STOCKS — (continued)
	Retail — (continued)
150,000	Kite Realty Group Trust	$1,737,000
48,400	National Retail Properties, Inc.	1,670,284
132,000	Retail Opportunity Investments Corp.	1,374,780
159,000	Retail Properties of America, Inc., Class A	923,790
		6,954,334
	Specialized — 40.5%
33,000	American Tower Corp.	7,977,090
32,300	Crown Castle International Corp.	5,377,950
68,000	CubeSmart	2,197,080
24,200	CyrusOne, Inc.	1,694,726
27,900	Digital Realty Trust, Inc.	4,094,604
9,200	Equinix, Inc.	6,993,196
19,500	Life Storage, Inc.	2,052,765
43,000	PotlatchDeltic Corp.	1,810,300
8,100	SBA Communications Corp.	2,579,688
		34,777,399
	Total Common Stocks (Cost $54,915,293)	84,497,394

MONEY MARKET FUND — 1.4%
1,184,057	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(a)	1,184,057
	Total Money Market Fund (Cost $1,184,057)	1,184,057
Total Investments — 99.8% (Cost $56,099,350)		85,681,451
Net Other Assets (Liabilities) — 0.2%		191,152
NET ASSETS — 100.0%		$85,872,603

(a)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Small Cap Value Fund

Schedule of Portfolio Investments
September 30, 2020

Shares		Fair Value
COMMON STOCKS — 99.1%
	Aerospace & Defense — 2.6%
194,765	Moog, Inc., Class A	$12,373,420
	Banks — 16.7%
286,350	Community Bank System, Inc.	15,594,621
227,343	First Horizon National Corp.	2,143,844
380,350	First Midwest Bancorp, Inc.	4,100,173
355,260	Glacier Bancorp, Inc.	11,386,083
111,100	Signature Bank	9,220,189
30,680	SVB Financial Group(a)	7,382,222
169,520	TCF Financial Corp.	3,959,987
448,651	Umpqua Holdings Corp.	4,764,674
181,310	United Bankshares, Inc.	3,892,726
308,130	Webster Financial Corp.	8,137,713
240,880	Wintrust Financial Corp.	9,647,244
		80,229,476
	Capital Markets — 1.2%
86,320	Affiliated Managers Group, Inc.	5,902,562
	Chemicals — 2.8%
500,467	Avient Corp.	13,242,357
	Construction & Engineering — 3.2%
363,870	MasTec, Inc.(a)	15,355,314
	Electric Utilities — 2.4%
325,290	Portland General Electric Co.	11,547,795
	Electrical Equipment — 3.5%
250,400	EnerSys	16,806,848
	Electronic Equipment, Instruments & Components — 2.5%
257,368	Belden, Inc.	8,009,292
58,200	ePlus, Inc.(a)	4,260,240
		12,269,532
	Entertainment — 2.7%
80,090	Take-Two Interactive Software, Inc.(a)	13,232,470
	Equity Real Estate Investment Trusts (REITS) — 10.3%
210,000	American Campus Communities, Inc.	7,333,200
464,943	First Industrial Realty Trust, Inc.	18,504,731
304,634	Highwoods Properties, Inc.	10,226,563
569,890	Medical Properties Trust, Inc.	10,047,161
76,960	SL Green Realty Corp.	3,568,635
		49,680,290
	Food & Staples Retailing — 8.3%
334,030	BJ’s Wholesale Club Holdings, Inc.(a)	13,878,947
103,620	Casey’s General Stores, Inc.	18,408,093
213,890	Performance Food Group Co.(a)	7,404,872
		39,691,912
	Food Products — 1.0%
119,160	TreeHouse Foods, Inc.(a)	4,829,555
Shares		Fair Value
COMMON STOCKS — (continued)
	Gas Utilities — 2.8%
213,490	Southwest Gas Holdings, Inc.	$13,471,219
	Health Care Equipment & Supplies — 4.9%
85,273	West Pharmaceutical Services, Inc.	23,441,548
	Health Care Providers & Services — 2.7%
281,418	BioTelemetry, Inc.(a)	12,827,032
	Household Durables — 2.6%
111,840	Meritage Homes Corp.(a)	12,346,018
	Insurance — 6.0%
155,980	Hanover Insurance Group, Inc. (The)	14,534,216
277,180	Selective Insurance Group, Inc.	14,271,998
		28,806,214
	IT Services — 3.8%
85,700	CACI International, Inc., Class A(a)	18,267,812
	Machinery — 6.1%
242,570	Crane Co.	12,160,034
234,010	Oshkosh Corp.	17,199,735
		29,359,769
	Semiconductors & Semiconductor Equipment — 7.7%
806,187	ON Semiconductor Corp.(a)	17,486,196
153,144	Qorvo, Inc.(a)	19,757,107
		37,243,303
	Software — 2.4%
138,057	PTC, Inc.(a)	11,420,075
	Trading Companies & Distributors — 2.9%
79,611	United Rentals, Inc.(a)	13,892,120
	Total Common Stocks (Cost $208,244,372)	476,236,641

MONEY MARKET FUND — 0.4%
2,132,880	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(b)	2,132,880
	Total Money Market Fund (Cost $2,132,880)	2,132,880
Total Investments — 99.5% (Cost $210,377,252)		478,369,521
Net Other Assets (Liabilities) — 0.5%		2,420,491
NET ASSETS — 100.0%		$480,790,012

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments
September 30, 2020

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 15.1%
$170,000	AmeriCredit Automobile Receivables Trust, Series 2017-4, Class B, 2.360%, 12/19/22	$171,249
135,705	AmeriCredit Automobile Receivables Trust, Series 2017-3, Class B, 2.240%, 6/19/23	136,228
100,000	AmeriCredit Automobile Receivables Trust, Series 2018-1, Class B, 3.260%, 1/18/24	102,330
150,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class B, 3.130%, 2/18/25	155,708
313,471	ARI Fleet Lease Trust, Series 2018-A, Class A2, 2.550%, 10/15/26(a)	314,442
166,747	ARI Fleet Lease Trust, Series 2019-A, Class A2A, 2.410%, 11/15/27(a)	169,151
350,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2016-2A, Class A, 2.720%, 11/20/22(a)	355,221
200,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-1A, Class A, 3.450%, 3/20/23(a)	204,661
32,968	Chesapeake Funding II, LLC, Series 2017-2A, Class A1, 1.990%, 5/15/29(a)	33,049
189,587	Chesapeake Funding II, LLC, Series 2017-3A, Class A1, 1.910%, 8/15/29(a)	190,040
197,748	Chesapeake Funding II, LLC, Series 2018-2A, Class A1, 3.230%, 8/15/30(a)	200,617
13,142	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.016%, 6/25/37	13,408
33,741	Countrywide Asset-Backed Certificates, Series 2004-12, Class MV4, 1.573%, (LIBOR USD 1-Month plus 1.43%), 3/25/35(b)	33,718
56,464	Countrywide Asset-Backed Certificates, Series 2006-3, Class 2A3, 0.438%, (LIBOR USD 1-Month plus 0.29%), 6/25/36(b)	56,414
10,208	Enterprise Fleet Financing, LLC, Series 2017-3, Class A2, 2.130%, 5/22/23(a)	10,217
257,984	Enterprise Fleet Financing, LLC, Series 2018-1, Class A2, 2.870%, 10/20/23(a)	259,358
168,248	Enterprise Fleet Financing, LLC, Series 2019-3, Class A2, 2.060%, 5/20/25(a)	171,201
9,540	Ford Credit Auto Owner Trust, Series 2017-B, Class A3, 1.690%, 11/15/21	9,547
475,000	Ford Credit Auto Owner Trust, Series 2016-1, Class A, 2.310%, 8/15/27(a)	478,374
250,000	GreatAmerica Leasing Receivables Funding, LLC, Series 2020-1, Class A2, 1.760%, 6/15/22(a)	252,131
77,581	GreatAmerica Leasing Receivables Funding, LLC, Series 2017-1, Class A4, 2.360%, 1/20/23(a)	77,745
250,000	GreatAmerica Leasing Receivables Funding, LLC, Series 2018-1, Class A4, 2.830%, 6/17/24(a)	254,284
38,665	Hyundai Auto Receivables Trust, Series 2018-A, Class A3, 2.790%, 7/15/22	39,030
100,000	Hyundai Auto Receivables Trust, Series 2016-B, Class C, 2.190%, 11/15/22	100,667
116,587	New Century Home Equity Loan Trust, Series 2005-3, Class M3, 0.913%, (LIBOR USD 1-Month plus 0.77%), 7/25/35(b)	116,432
224,087	Santander Drive Auto Receivables Trust, Series 2019-1, Class B, 3.210%, 9/15/23	225,606
71,074	Santander Drive Auto Receivables Trust, Series 2018-1, Class C, 2.960%, 3/15/24	71,601
Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$400,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class B, 0.690%, 3/17/25	$400,171
64,364	Saxon Asset Securities Trust, Series 2006-2, Class A3C, 0.298%, (LIBOR USD 1-Month plus 0.15%), 9/25/36(b)	64,104
120,795	SoFi Professional Loan Program Trust, Series 2020-A, Class A1FX, 2.060%, 5/15/46(a)	121,859
30,056	Sofi Professional Loan Program, LLC, Series 2016-E, Class A1, 0.998%, (LIBOR USD 1-Month plus 0.85%), 7/25/39(a)(b)	29,993
291,000	Wheels SPV 2, LLC, Series 2018-1A, Class A3, 3.240%, 4/20/27(a)	296,904
152,611	Wheels SPV 2, LLC, Series 2019-1A, Class A2, 2.300%, 5/22/28(a)	154,309
200,000	World Omni Auto Receivables Trust, Series 2018-B, Class A4, 3.030%, 6/17/24	208,151
	Total Asset Backed Securities (Cost $5,452,959)	5,477,920

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.4%
126,737	Freddie Mac, Series 3959, Class PN, 2.000%, 1/15/26	127,419
963	Freddie Mac, Series 3805, Class EK, 4.000%, 6/15/40	962
159,156	Freddie Mac, Series 4172, Class PB, 1.500%, 7/15/40	159,652
84,120	Galton Funding Mortgage Trust, Series 2018-2, Class A41, 4.500%, 10/25/58(a)(c)	85,971
128,306	Galton Funding Mortgage Trust, Series 2019-1, Class A41, 4.500%, 2/25/59(a)(c)	130,635
	Total Collateralized Mortgage Obligations (Cost $501,011)	504,639

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.1%
89,055	COMM 2012-CCRE1 Mortgage Trust, Series 2012-CR1, Class A3, 3.391%, 5/15/45	90,919
250,000	COMM 2012-CCRE2 Mortgage Trust, Series 2012-CR2, Class A4, 3.147%, 8/15/45	258,241
253,708	COMM 2014-CCRE15 Mortgage Trust, Series 2014-CR15, Class A2, 2.928%, 2/10/47	256,942
41,503	COMM 2015-CCRE22 Mortgage Trust, Series 2015-CR22, Class A2, 2.856%, 3/10/48	41,492
47,543	COMM 2015-CCRE23 Mortgage Trust, Series 2015-CR23, Class A2, 2.852%, 5/10/48	47,534
363,254	DBUBS 2011-LC2 Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/44(a)	367,519
96,516	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A4, 4.717%, 2/15/46(a)	96,818
209,444	Morgan Stanley Capital I Trust, Series 2011-C2, Class A4, 4.661%, 6/15/44(a)	214,573
300,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.850%, 12/10/45	310,999
198,003	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.091%, 8/10/49	205,046
103,000	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class C, 5.392%, 2/15/44(a)(c)	102,702
184,350	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 3/15/44(a)	185,611

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$220,000	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class A4, 4.902%, 6/15/44(a)(c)	$222,888
320,736	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.667%, 11/15/44	326,253
70,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class A2, 3.431%, 6/15/45	72,191
144,644	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A3, 3.660%, 3/15/47	145,351
	Total Commercial Mortgage-Backed Securities (Cost $2,960,464)	2,945,079

CORPORATE BONDS — 72.1%
	Aerospace & Defense — 0.4%
149,000	L3Harris Technologies, Inc., 4.950%, 2/15/21	149,812
	Automobiles — 3.2%
100,000	BMW U.S. Capital, LLC, 0.676%, (LIBOR USD 3-Month plus 0.41%), 4/12/21(a)(b)	100,139
300,000	Daimler Finance North America, LLC, 2.000%, 7/6/21(a)	303,124
280,000	Ford Motor Credit Co., LLC, 3.200%, 1/15/21	279,409
150,000	General Motors Financial Co., Inc., 3.200%, 7/6/21	152,270
150,000	General Motors Financial Co., Inc., 1.818%, (LIBOR USD 3-Month plus 1.55%), 1/14/22(b)	150,745
189,000	Hyundai Capital America, 1.217%, (LIBOR USD 3-Month plus 0.94%), 7/8/21(a)(b)	189,137
		1,174,824
	Banks — 19.7%
200,000	American Express Co., 0.849%, (LIBOR USD 3-Month plus 0.60%), 11/5/21(b)	200,834
250,000	Bank of America Corp., MTN, 2.625%, 10/19/20	250,272
155,000	Bank of Nova Scotia (The), BKNT, 2.500%, 1/8/21	155,943
350,000	Barclays Bank PLC, 0.726%, (LIBOR USD 3-Month plus 0.46%), 1/11/21(b)	350,236
200,000	BNP Paribas SA, 2.950%, 5/23/22(a)	207,232
250,000	BNZ International Funding, Ltd./London, 2.100%, 9/14/21(a)	254,016
250,000	BPCE SA, 1.476%, (LIBOR USD 3-Month plus 1.22%), 5/22/22(a)(b)	252,752
250,000	Capital One Financial Corp., 4.750%, 7/15/21	258,669
154,000	Citigroup, Inc., 1.600%, (LIBOR USD 3-Month plus 1.38%), 3/30/21(b)	154,960
250,000	Citizens Bank N.A./Providence RI, BKNT, 2.250%, 10/30/20	250,107
100,000	Cooperatieve Rabobank UA, 4.500%, 1/11/21	101,157
250,000	Credit Agricole SA/London, 1.703%, (LIBOR USD 3-Month plus 1.43%), 1/10/22(a)(b)	253,050
250,000	Credit Suisse Group Funding Guernsey, Ltd., 3.125%, 12/10/20	251,300
250,000	DNB Bank ASA, 0.672%, (LIBOR USD 3-Month plus 0.37%), 10/2/20(b)	250,000
200,000	Fifth Third Bank N.A., BKNT, 0.891%, (LIBOR USD 3-Month plus 0.64%), 2/1/22(b)	201,237
Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Banks — (continued)
$250,000	Goldman Sachs Group, Inc. (The), 1.605%, (LIBOR USD 3-Month plus 1.36%), 4/23/21(b)	$251,441
250,000	Goldman Sachs Group, Inc. (The), 1.355%, (LIBOR USD 3-Month plus 1.11%), 4/26/22(b)	251,034
250,000	Huntington National Bank (The), 3.250%, 5/14/21	253,944
270,000	Lloyds Banking Group PLC, 1.027%, (LIBOR USD 3-Month plus 0.80%), 6/21/21(b)	271,082
150,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(a)	154,578
200,000	Mitsubishi UFJ Financial Group, Inc., 0.895%, (LIBOR USD 3-Month plus 0.65%), 7/26/21(b)	200,773
250,000	Morgan Stanley, MTN, 2.625%, 11/17/21	256,245
250,000	NatWest Markets PLC, 1.618%, (LIBOR USD 3-Month plus 1.40%), 9/29/22(a)(b)	251,996
350,000	Nordea Bank Abp, 2.250%, 5/27/21(a)	354,458
250,000	PNC Bank N.A., BKNT, 0.745%, (LIBOR USD 3-Month plus 0.50%), 7/27/22(b)	251,333
200,000	Royal Bank of Canada, GMTN, 0.979%, (LIBOR USD 3-Month plus 0.73%), 2/1/22(b)	201,827
90,000	Santander UK Group Holdings PLC, 2.875%, 10/16/20	90,086
90,000	Santander UK Group Holdings PLC, 3.125%, 1/8/21	90,639
250,000	Standard Chartered PLC, 2.744%, (LIBOR USD 3-Month plus 1.20%), 9/10/22(a)(d)	253,949
150,000	Sumitomo Mitsui Financial Group, Inc., 2.934%, 3/9/21	151,683
100,000	U.S. Bancorp, MTN, 2.350%, 1/29/21	100,510
200,000	UBS Group AG, 2.048%, (LIBOR USD 3-Month plus 1.78%), 4/14/21(a)(b)	201,739
200,000	Wells Fargo & Co., MTN, 2.550%, 12/7/20	200,808
		7,179,890
	Beverages — 0.8%
300,000	Constellation Brands, Inc., 0.980%, (LIBOR USD 3-Month plus 0.70%), 11/15/21(b)	300,021
	Biotechnology — 0.8%
296,000	AbbVie, Inc., 2.300%, 5/14/21	298,755
	Chemicals — 2.8%
350,000	Albemarle Corp., 1.330%, (LIBOR USD 3-Month plus 1.05%), 11/15/22(b)	348,736
150,000	DuPont de Nemours, Inc., 0.990%, (LIBOR USD 3-Month plus 0.71%), 11/15/20(b)	150,103
160,000	FMC Corp., 3.950%, 2/1/22	165,362
350,000	Nutrition & Biosciences, Inc., 0.697%, 9/15/22(a)	350,577
		1,014,778
	Commercial Services — 0.6%
100,000	ERAC USA Finance, LLC, 4.500%, 8/16/21(a)	103,355
100,000	ERAC USA Finance, LLC, 2.600%, 12/1/21(a)	101,740
		205,095
	Construction Materials — 0.7%
240,000	Vulcan Materials Co., 0.896%, (LIBOR USD 3-Month plus 0.65%), 3/1/21(b)	240,091

Continued

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Diversified Financial Services — 5.1%
$150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.500%, 5/15/21	$152,858
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.950%, 2/1/22	151,864
150,000	Ally Financial, Inc., 4.250%, 4/15/21	152,558
400,000	GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20(a)	400,895
340,000	Intercontinental Exchange, Inc., 0.903%, (LIBOR USD 3-Month plus 0.65%), 6/15/23(b)	340,922
325,000	Park Aerospace Holdings, Ltd., 3.625%, 3/15/21(a)	323,598
200,000	Siemens Financieringsmaatschappij NV, 0.847%, (LIBOR USD 3-Month plus 0.61%), 3/16/22(a)(b)	201,066
130,000	TD Ameritrade Holding Corp., 0.681%, (LIBOR USD 3-Month plus 0.43%), 11/1/21(b)	130,443
		1,854,204
	Diversified Telecommunication Services — 1.8%
350,000	America Movil SAB de CV, 3.125%, 7/16/22	363,325
281,500	Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 3.360%, 9/20/21(a)	284,653
		647,978
	Electric Utilities — 5.7%
250,000	Alabama Power Co., 3.950%, 6/1/21	256,077
319,000	American Electric Power Co., Inc., 2.150%, 11/13/20	319,597
310,000	CenterPoint Energy, Inc., 3.600%, 11/1/21	320,206
350,000	Dominion Energy, Inc., STEP, 4.104%, 4/1/21	356,078
100,000	Duke Energy Florida, LLC, 3.100%, 8/15/21	101,718
350,000	Duke Energy Progress, LLC, Series A, 0.433%, (LIBOR USD 3-Month plus 0.18%), 2/18/22(b)	349,892
200,000	Exelon Corp., 3.497%, 6/1/22	209,097
150,000	San Diego Gas & Electric Co., 3.000%, 8/15/21	153,544
		2,066,209
	Electrical Equipment — 2.8%
245,000	Fortive Corp., 2.350%, 6/15/21	247,836
315,000	Honeywell International, Inc., 0.483%, 8/19/22	315,518
300,000	Roper Technologies, Inc., 0.450%, 8/15/22	299,833
150,000	Textron, Inc., 0.793%, (LIBOR USD 3-Month plus 0.55%), 11/10/20(b)	150,004
		1,013,191
	Energy Equipment & Services — 4.1%
150,000	BP Capital Markets America, Inc., 4.742%, 3/11/21	152,859
200,000	Enbridge, Inc., 0.770%, (LIBOR USD 3-Month plus 0.50%), 2/18/22(b)	199,892
190,000	Kinder Morgan Energy Partners L.P., 3.500%, 3/1/21	191,358
200,000	ONEOK, Inc., 4.250%, 2/1/22	207,017
150,000	Plains All American Pipeline L.P./PAA Finance Corp., 5.000%, 2/1/21	150,548
437,000	Sunoco Logistics Partners Operations L.P., 4.400%, 4/1/21	443,413
Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Energy Equipment & Services — (continued)
$150,000	TransCanada PipeLines, Ltd., 3.800%, 10/1/20	$150,000
		1,495,087
	Equity Real Estate Investment Trusts (REITS) — 4.5%
265,000	American Tower Corp., 4.700%, 3/15/22	280,847
200,000	Brixmor Operating Partnership L.P., 3.875%, 8/15/22	207,360
181,000	Federal Realty Investment Trust, 3.000%, 8/1/22	186,325
200,000	Scentre Group Trust 1/Scentre Group Trust 2, 2.375%, 4/28/21(a)	201,293
228,000	SL Green Operating Partnership L.P., 1.260%, (LIBOR USD 3-Month plus 0.98%), 8/16/21(b)	226,382
184,000	Starwood Property Trust, Inc., 3.625%, 2/1/21	183,871
125,000	Ventas Realty L.P./Ventas Capital Corp., 3.250%, 8/15/22	129,963
200,000	WEA Finance, LLC, 3.150%, 4/5/22(a)	203,218
		1,619,259
	Food & Staples Retailing — 1.8%
125,000	Cargill, Inc., 3.250%, 11/15/21(a)	129,044
152,000	Conagra Brands, Inc., 3.800%, 10/22/21	157,173
156,000	CVS Health Corp., 0.962%, (LIBOR USD 3-Month plus 0.72%), 3/9/21(b)	156,390
115,000	Macy’s Retail Holdings, LLC, 3.450%, 1/15/21	113,563
90,000	Smithfield Foods, Inc., 2.650%, 10/3/21(a)	90,558
		646,728
	Food Products — 0.5%
175,000	Tyson Foods, Inc., 2.250%, 8/23/21	177,775
	Household Durables — 0.3%
100,000	DR Horton, Inc., 2.550%, 12/1/20	100,338
	Insurance — 4.2%
19,000	Assurant, Inc., 1.483%, (LIBOR USD 3-Month plus 1.25%), 3/26/21(b)	18,993
350,000	Athene Global Funding, 3.000%, 7/1/22(a)	361,438
125,000	Fidelity National Financial, Inc., 5.500%, 9/1/22	135,668
165,000	Guardian Life Global Funding, 1.950%, 10/27/21(a)	167,904
150,000	Jackson National Life Global Funding, 0.575%, (LIBOR USD 3-Month plus 0.30%), 10/15/20(a)(b)	150,016
153,000	Marsh & McLennan Cos., Inc., 3.500%, 12/29/20	154,168
150,000	Nationwide Financial Services, Inc., 5.375%, 3/25/21(a)	153,324
175,000	Principal Life Global Funding II, 2.375%, 11/21/21(a)	178,738
150,000	Protective Life Global Funding, 0.753%, (LIBOR USD 3-Month plus 0.52%), 6/28/21(a)(b)	150,458
58,000	Reliance Standard Life Global Funding II, 3.050%, 1/20/21(a)	58,428
		1,529,135

Continued

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Media — 3.0%
$300,000	Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.464%, 7/23/22	$317,621
344,000	Interpublic Group of Cos., Inc. (The), 3.500%, 10/1/20	344,000
280,000	Interpublic Group of Cos., Inc. (The), 3.750%, 10/1/21	288,842
150,000	Omnicom Group, Inc./Omnicom Capital, Inc., 3.625%, 5/1/22	157,098
		1,107,561
	Metals & Mining — 1.1%
200,000	Anglo American Capital PLC, 4.125%, 4/15/21(a)	203,114
200,000	Nucor Corp., 4.125%, 9/15/22	212,141
		415,255
	Multiline Retail — 0.9%
315,000	Family Dollar Stores, Inc., 5.000%, 2/1/21	319,362
	Oil, Gas & Consumable Fuels — 1.9%
250,000	Newfield Exploration Co., 5.750%, 1/30/22	249,892
155,000	Occidental Petroleum Corp., 2.600%, 8/13/21	152,094
51,000	Ovintiv, Inc., 3.900%, 11/15/21	50,983
250,000	Southern California Gas Co., 0.570%, (LIBOR USD 3-Month plus 0.35%), 9/14/23(b)	249,900
		702,869
	Pharmaceuticals — 1.6%
218,000	EMD Finance, LLC, 2.950%, 3/19/22(a)	224,465
332,000	Shire Acquisitions Investments Ireland DAC, 2.400%, 9/23/21	337,998
		562,463
	Road & Rail — 1.1%
275,000	Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.375%, 2/1/22(a)	283,958
125,000	Ryder System, Inc., MTN, 2.800%, 3/1/22	128,738
		412,696
	Semiconductors & Semiconductor Equipment — 1.3%
200,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.000%, 1/15/22	205,739
150,000	Lam Research Corp., 2.800%, 6/15/21	152,320
125,000	Microchip Technology, Inc., 3.922%, 6/1/21	127,767
		485,826
	Telecommunication Services — 0.4%
160,000	Verizon Communications, Inc., 1.237%, (LIBOR USD 3-Month plus 1.00%), 3/16/22(b)	161,836
	Tobacco — 1.0%
150,000	BAT Capital Corp., 1.160%, (LIBOR USD 3-Month plus 0.88%), 8/15/22(b)	150,857
200,000	BAT International Finance PLC, 3.250%, 6/7/22(a)	208,443
		359,300
	Total Corporate Bonds (Cost $26,170,716)	26,240,338
Principal Amount		Fair Value
MUNICIPAL BONDS — 2.4%
	Connecticut — 0.6%
$200,000	State Of Connecticut, CT, Public Improvements, Taxable Revenue Bonds, G.O., Series A, 3.000%, 7/1/21	$203,884
	Illinois — 0.7%
275,000	Chicago O’Hare International Airport, IL, Refunding, Taxable Revenue Bonds, Series D, 0.959%, 1/1/23	275,201
	Kansas — 0.4%
150,000	Wyandotte County, KS, Advance Refunding, Taxable Revenue Bonds, Series B, 0.689%, 9/1/21	150,062
	Pennsylvania — 0.7%
250,000	Allegheny County, PA, Advance Refunding, Taxable Revenue Bonds, G.O., Series C79, 0.573%, 11/1/22	249,488
	Total Municipal Bonds (Cost $877,131)	878,635
Shares		Fair Value
MONEY MARKET FUND — 2.3%
845,516	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(e)	845,516
	Total Money Market Fund (Cost $845,516)	845,516

Total Investments — 101.4% (Cost $36,807,797)		36,892,127
Net Other Assets (Liabilities) — (1.4)%		(517,494)
NET ASSETS — 100.0%		$36,374,633

(a)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(b)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2020. The maturity date reflected is the final maturity date.
(c)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2020. The maturity date reflected is the final maturity date.
(d)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.
(e)	Represents the current yield as of report date.

BKNT — Bank Note

GMTN — Global Medium Term Note

MTN — Medium Term Note

STEP — Step Coupon Bond

Continued

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments
September 30, 2020

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 18.7%
$1,500,000	AmeriCredit Automobile Receivables Trust, Series 2017-4, Class C, 2.600%, 9/18/23	$1,533,140
1,290,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class C, 3.740%, 10/18/24	1,364,750
815,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class B, 3.130%, 2/18/25	846,013
10,881	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass Through Certificates, Series 2004-R6, Class M1, 2.248%, (LIBOR USD 1-Month plus 2.10%), 7/25/34(a)	10,883
1,537,781	ARI Fleet Lease Trust, Series 2019-A, Class A2A, 2.410%, 11/15/27(b)	1,559,946
1,800,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-1A, Class A, 3.450%, 3/20/23(b)	1,841,953
1,000,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-2A, Class A, 2.970%, 3/20/24(b)	1,032,020
795,000	Capital Auto Receivables Asset Trust, Series 2017-1, Class B, 2.430%, 5/20/22(b)	802,212
890,000	Capital Auto Receivables Asset Trust, Series 2017-1, Class C, 2.700%, 9/20/22(b)	903,882
1,250,000	Capital One Prime Auto Receivables Trust, Series 2019-2, Class A4, 1.960%, 2/18/25	1,293,254
300,000	CarMax Auto Owner Trust, Series 2017-3, Class B, 2.440%, 2/15/23	305,169
1,151,000	CarMax Auto Owner Trust, Series 2018-3, Class A4, 3.270%, 3/15/24	1,207,523
1,110,000	CarMax Auto Owner Trust, Series 2020-3, Class A4, 0.770%, 3/16/26	1,121,326
55,793	Chesapeake Funding II, LLC, Series 2017-2A, Class A1, 1.990%, 5/15/29(b)	55,929
409,230	Chesapeake Funding II, LLC, Series 2018-1A, Class A1, 3.040%, 4/15/30(b)	418,187
222,467	Chesapeake Funding II, LLC, Series 2018-2A, Class A1, 3.230%, 8/15/30(b)	225,694
763,339	Chesapeake Funding II, LLC, Series 2018-3A, Class A1, 3.390%, 1/15/31(b)	787,135
610,679	Chesapeake Funding II, LLC, Series 2019-1A, Class A1, 2.940%, 4/15/31(b)	626,573
22,427	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.016%, 6/25/37	22,883
782,233	Citigroup Mortgage Loan Trust, Inc., Series 2005-HE1, Class M3, 1.123%, (LIBOR USD 1-Month plus 0.98%), 5/25/35(a)	779,793
53,373	Countrywide Asset-Backed Certificates, Series 2004-12, Class MV4, 1.573%, (LIBOR USD 1-Month plus 1.43%), 3/25/35(a)	53,336
1,475,000	Discover Card Execution Note Trust, Series 2019-A3, Class A, 1.890%, 10/15/24	1,524,204
2,966,000	Enterprise Fleet Financing, LLC, Series 2019-1, Class A3, 3.070%, 10/20/24(b)	3,083,110
518,000	Ford Credit Auto Owner Trust, Series 2017-B, Class B, 2.150%, 10/15/22	521,782
2,100,000	Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.620%, 8/15/28(b)	2,164,034
1,146,000	Ford Credit Auto Owner Trust, Series 2017-2, Class A, 2.360%, 3/15/29(b)	1,187,071
525,000	GreatAmerica Leasing Receivables Funding, LLC, Series 2020-1, Class A3, 1.760%, 8/15/23(b)	535,863
1,195,351	Hertz Fleet Lease Funding L.P., Series 2019-1, Class A2, 2.700%, 1/10/33(b)	1,212,540
Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$2,000,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class B, 0.960%, 11/15/24	$2,006,576
2,000,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class B, 0.690%, 3/17/25	2,000,854
914,589	SoFi Professional Loan Program Trust, Series 2020-A, Class A1FX, 2.060%, 5/15/46(b)	922,648
168,139	Sofi Professional Loan Program, LLC, Series 2016-B, Class A1, 1.348%, (LIBOR USD 1-Month plus 1.20%), 6/25/33(a)(b)	168,504
47,736	Sofi Professional Loan Program, LLC, Series 2016-E, Class A1, 0.998%, (LIBOR USD 1-Month plus 0.85%), 7/25/39(a)(b)	47,636
305,000	Wheels SPV 2, LLC, Series 2017-1A, Class A4, 2.400%, 4/20/26(b)	305,698
1,250,000	Wheels SPV 2, LLC, Series 2019-1A, Class A3, 2.350%, 5/22/28(b)	1,287,601
2,292	World Omni Auto Receivables Trust, Series 2016-B, Class A3, 1.300%, 2/15/22	2,292
	Total Asset Backed Securities (Cost $33,074,111)	33,762,014

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.8%
58,964	Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	61,209
193,758	Banc of America Funding Trust, Series 2004-C, Class 4A3, 1.056%, (LIBOR USD 1-Month plus 0.90%), 12/20/34(a)	193,015
124,157	Fannie Mae, Series 2014-76, Class BC, 3.000%, 5/25/37	124,193
363,105	Fannie Mae, Series 2012-152, Class PC, 1.750%, 8/25/42	364,321
99,366	Fannie Mae, Series 2013-72, Class NA, 2.500%, 8/25/42	103,254
1,065,662	Fannie Mae, Series 2013-35, Class CB, 2.000%, 2/25/43	1,104,565
166,410	Freddie Mac, Series 4030, Class PD, 3.000%, 6/15/40	168,295
70,856	Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.500%, 11/25/57(b)(c)	71,502
540,312	Galton Funding Mortgage Trust, Series 2018-2, Class A41, 4.500%, 10/25/58(b)(c)	552,197
482,161	Galton Funding Mortgage Trust, Series 2019-1, Class A41, 4.500%, 2/25/59(b)(c)	490,911
	Total Collateralized Mortgage Obligations (Cost $3,167,018)	3,233,462

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.8%
1,743,610	COMM 2012-CCRE1 Mortgage Trust, Series 2012-CR1, Class A3, 3.391%, 5/15/45	1,780,096
1,623,000	COMM 2012-CCRE2 Mortgage Trust, Series 2012-CR2, Class A4, 3.147%, 8/15/45	1,676,500
454,000	COMM 2013-CCRE11 Mortgage Trust, Series 2013-CR11, Class A4, 4.258%, 8/10/50	494,359
458,739	COMM 2014-CCRE15 Mortgage Trust, Series 2014-CR15, Class A2, 2.928%, 2/10/47	464,587
750,000	DBUBS 2011-LC1 Mortgage Trust, Series 2011-LC1A, Class B, 5.471%, 11/10/46(b)(c)	751,578

See accompanying Notes to the Financial Statements.

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$95,354	DBUBS 2011-LC2 Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/44(b)	$96,474
114,831	GS Mortgage Securities Trust, Series 2010-C1, Class A2, 4.592%, 8/10/43(b)	114,834
300,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(b)	272,330
553,283	GS Mortgage Securities Trust, Series 2014-GC24, Class AAB, 3.650%, 9/10/47	579,405
937,651	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A4, 4.717%, 2/15/46(b)	940,590
1,100,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.805%, 7/15/47	1,200,445
5,205	JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A2, 3.046%, 4/15/47	5,223
1,500,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A2, 2.454%, 11/15/49	1,518,563
1,383,094	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.091%, 8/10/49	1,432,289
1,106,100	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 3/15/44(b)	1,113,668
250,000	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class A4, 4.902%, 6/15/44(b)(c)	253,282
612,315	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.667%, 11/15/44	622,846
1,700,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class A2, 3.431%, 6/15/45	1,753,202
766,788	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.869%, 2/15/44(b)(c)	771,299
	Total Commercial Mortgage-Backed Securities (Cost $15,914,432)	15,841,570

CORPORATE BONDS — 57.7%
	Automobiles — 3.6%
1,000,000	American Honda Finance Corp., MTN, 0.875%, 7/7/23	1,008,227
1,250,000	BMW U.S. Capital, LLC, 3.150%, 4/18/24(b)	1,340,585
900,000	Ford Motor Credit Co., LLC, 3.350%, 11/1/22	886,500
1,100,000	General Motors Financial Co., Inc., 1.700%, 8/18/23	1,102,749
1,200,000	Toyota Industries Corp., 3.110%, 3/12/22(b)	1,238,340
840,000	Toyota Motor Credit Corp., MTN, 2.900%, 3/30/23	890,606
		6,467,007
	Banks — 17.7%
2,750,000	Bank of America Corp., MTN, 0.981%, (SOFR plus 0.91%), 9/25/25(d)	2,749,367
800,000	Bank of Nova Scotia (The), 2.000%, 11/15/22	826,126
825,000	Barclays PLC, 4.610%, (LIBOR USD 3-Month plus 1.40%), 2/15/23(d)	863,352
1,250,000	BNP Paribas SA, 3.800%, 1/10/24(b)	1,352,511
950,000	BPCE SA, 4.000%, 4/15/24	1,052,184
800,000	Citigroup, Inc., 1.676%, (LIBOR USD 3-Month plus 1.43%), 9/1/23(a)	813,320
1,000,000	Citigroup, Inc., 3.352%, (LIBOR USD 3-Month plus 0.90%), 4/24/25(d)	1,081,924
Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Banks — (continued)
$1,075,000	Citizens Bank NA/Providence RI, BKNT, 1.044%, (LIBOR USD 3-Month plus 0.81%), 5/26/22(a)	$1,083,258
800,000	Cooperatieve Rabobank UA, 2.750%, 1/10/23	841,512
650,000	Credit Suisse AG, 2.800%, 4/8/22	673,094
625,000	DBS Group Holdings, Ltd., 2.850%, 4/16/22(b)	644,779
450,000	Fifth Third Bank N.A., BKNT, 1.800%, 1/30/23	462,463
1,000,000	Huntington National Bank (The), BKNT, 3.550%, 10/6/23	1,088,083
900,000	JPMorgan Chase & Co., 3.559%, (LIBOR USD 3-Month plus 0.73%), 4/23/24(d)	965,070
491,000	JPMorgan Chase & Co., Series I, 3.738%, (LIBOR USD 3-Month plus 3.47%),(c)(e)	470,804
1,200,000	KeyBank NA/Cleveland OH, BKNT, 1.250%, 3/10/23	1,222,164
1,000,000	Lloyds Banking Group PLC, 2.907%, (LIBOR USD 3-Month plus 0.81%), 11/7/23(d)	1,038,551
1,000,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(b)	1,030,521
1,450,000	Mitsubishi UFJ Financial Group, Inc., 0.848%, (1-Year Treasury Constant Maturity plus 0.68%), 9/15/24(c)	1,450,905
1,150,000	Morgan Stanley, Series F, 3.875%, 4/29/24	1,269,070
625,000	National Securities Clearing Corp., 1.200%, 4/23/23(b)	636,037
1,000,000	Nationwide Building Society, 2.000%, 1/27/23(b)	1,029,001
1,000,000	NatWest Markets PLC, 2.375%, 5/21/23(b)	1,029,570
400,000	Nordea Bank Abp, 1.000%, 6/9/23(b)	405,356
842,000	PNC Financial Services Group, Inc. (The), Series O, 6.750%, (LIBOR USD 3-Month plus 3.68%), 2/1/69(d)(e)	863,302
1,000,000	Skandinaviska Enskilda Banken AB, 0.550%, 9/1/23(b)	1,000,520
825,000	Standard Chartered PLC, 4.247%, (LIBOR USD 3-Month plus 1.15%), 1/20/23(b)(d)	855,933
1,000,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/24	1,063,984
500,000	Sumitomo Mitsui Trust Bank, Ltd., 0.800%, 9/12/23(b)	500,742
1,250,000	Svenska Handelsbanken AB, 0.625%, 6/30/23(b)	1,254,308
1,500,000	Toronto-Dominion Bank (The), MTN, 1.900%, 12/1/22	1,548,427
750,000	Zions Bancorp NA, 3.500%, 8/27/21	765,595
		31,931,833
	Beverages — 0.7%
1,200,000	Constellation Brands, Inc., 2.650%, 11/7/22	1,242,891

	Capital Goods — 0.5%
550,000	Caterpillar Financial Services Corp., 0.650%, 7/7/23	552,620
285,000	Caterpillar Financial Services Corp., MTN, 0.450%, 9/14/23	284,892
		837,512
	Chemicals — 1.2%
1,199,000	Albemarle Corp., 1.330%, (LIBOR USD 3-Month plus 1.05%), 11/15/22(a)	1,194,670
1,000,000	FMC Corp., 3.950%, 2/1/22	1,033,512
		2,228,182

Continued

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Diversified Financial Services — 6.4%
$450,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.450%, 12/16/21	$459,794
600,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.150%, 2/15/24	594,098
650,000	AIG Global Funding, 0.800%, 7/7/23(b)	653,408
335,000	Ally Financial, Inc., 1.450%, 10/2/23	334,629
875,000	Avolon Holdings Funding, Ltd., 3.625%, 5/1/22(b)	859,817
590,000	Carlyle Holdings Finance, LLC, 3.875%, 2/1/23(b)	632,453
1,200,000	ERAC USA Finance, LLC, 3.300%, 10/15/22(b)	1,257,724
750,000	Goldman Sachs Group, Inc. (The), 3.000%, 4/26/22	760,832
1,200,000	Goldman Sachs Group, Inc. (The), 2.908%, (LIBOR USD 3-Month plus 1.05%), 6/5/23(d)	1,242,904
640,000	Intercontinental Exchange, Inc., 0.700%, 6/15/23	641,645
1,200,000	Jefferies Group, LLC, 5.125%, 1/20/23	1,308,026
466,000	Nationwide Financial Services, Inc., 5.375%, 3/25/21(b)	476,328
1,000,000	PayPal Holdings, Inc., 2.200%, 9/26/22	1,033,612
1,275,000	Penske Truck Leasing Co. L.P./PTL Finance Corp., 2.700%, 3/14/23(b)	1,327,275
		11,582,545
	Diversified Telecommunication Services — 1.6%
2,000,000	AT&T, Inc., 4.450%, 4/1/24	2,233,958
564,000	Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 4.738%, 3/20/25(b)	609,825
		2,843,783
	Electric Utilities — 3.7%
1,000,000	American Electric Power Co., Inc., Series I, 3.650%, 12/1/21	1,035,487
1,000,000	Baltimore Gas and Electric Co., 2.800%, 8/15/22	1,038,331
1,000,000	CenterPoint Energy, Inc., 3.850%, 2/1/24	1,095,572
1,250,000	Dominion Energy, Inc., 2.450%, 1/15/23(b)	1,302,137
1,200,000	Duke Energy Corp., 3.050%, 8/15/22	1,248,031
960,000	Korea East-West Power Co., Ltd., 2.625%, 6/19/22(b)	991,513
		6,711,071
	Energy Equipment & Services — 2.7%
900,000	Energy Transfer Operating L.P., 4.250%, 3/15/23	935,767
1,100,000	Midwest Connector Capital Co., LLC, 3.625%, 4/1/22(b)	1,108,201
500,000	Sabine Pass Liquefaction, LLC, 6.250%, 3/15/22	530,603
1,050,000	Saudi Arabian Oil Co., 2.750%, 4/16/22(b)	1,075,842
1,155,000	Williams Cos., Inc. (The), 4.500%, 11/15/23	1,264,196
		4,914,609
	Equity Real Estate Investment Trusts (REITS) — 4.9%
780,000	Alexandria Real Estate Equities, Inc., 4.000%, 1/15/24	858,895
790,000	American Tower Corp., 5.000%, 2/15/24	893,306
Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Equity Real Estate Investment Trusts (REITS) — (continued)
$700,000	Crown Castle International Corp., 3.150%, 7/15/23	$744,400
1,205,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	1,274,478
1,000,000	Kimco Realty Corp., 2.700%, 3/1/24	1,045,051
1,075,000	Ontario Teachers’ Cadillac Fairview Properties Trust, 3.125%, 3/20/22(b)	1,100,487
1,000,000	Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/23	1,043,364
915,000	Starwood Property Trust, Inc., 3.625%, 2/1/21	914,359
1,000,000	WEA Finance, LLC, 3.150%, 4/5/22(b)	1,016,091
		8,890,431
	Food & Staples Retailing — 1.1%
330,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons, LLC, 3.500%, 2/15/23(b)	335,527
1,607,000	Seven & i Holdings Co., Ltd., 3.350%, 9/17/21(b)	1,646,738
		1,982,265
	Food Products — 0.8%
1,250,000	Conagra Brands, Inc., 4.300%, 5/1/24	1,394,613
	Health Care Providers & Services — 2.0%
732,000	Cigna Corp., 3.750%, 7/15/23	793,248
496,000	CVS Health Corp., 3.700%, 3/9/23	531,508
1,000,000	DH Europe Finance II Sarl, 2.050%, 11/15/22	1,030,895
1,085,000	Shire Acquisitions Investments Ireland DAC, 2.875%, 9/23/23	1,150,046
		3,505,697
	Insurance — 3.3%
142,000	Assurant, Inc., 1.483%, (LIBOR USD 3-Month plus 1.25%), 3/26/21(a)	141,950
750,000	Athene Global Funding, 3.000%, 7/1/22(b)	774,511
800,000	Fidelity National Financial, Inc., 5.500%, 9/1/22	868,277
350,000	Guardian Life Global Funding, 2.900%, 5/6/24(b)	376,835
1,175,000	Jackson National Life Global Funding, 3.300%, 2/1/22(b)	1,219,421
200,000	New York Life Global Funding, 1.100%, 5/5/23(b)	203,370
400,000	New York Life Global Funding, 2.900%, 1/17/24(b)	428,638
600,000	Pacific Life Global Funding II, 0.500%, 9/23/23(b)	599,484
1,275,000	Reliance Standard Life Global Funding II, 2.625%, 7/22/22(b)	1,312,522
		5,925,008
	Media — 2.1%
1,104,000	Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.464%, 7/23/22	1,168,846
1,175,000	Comcast Corp., 3.600%, 3/1/24	1,292,899
1,250,000	ViacomCBS, Inc., 4.250%, 9/1/23	1,361,725
		3,823,470
	Multiline Retail — 0.5%
750,000	Dollar Tree, Inc., 3.700%, 5/15/23	806,540

Continued

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Oil, Gas & Consumable Fuels — 2.2%
$800,000	Aker BP ASA, 4.750%, 6/15/24(b)	$821,521
972,000	Diamondback Energy, Inc., 5.375%, 5/31/25	1,009,271
831,000	HollyFrontier Corp., 2.625%, 10/1/23	831,233
515,000	Marathon Petroleum Corp., 5.375%, 10/1/22	515,000
825,000	Newfield Exploration Co., 5.750%, 1/30/22	824,643
		4,001,668
	Pharmaceuticals — 0.7%
1,100,000	AbbVie, Inc., 3.750%, 11/14/23	1,200,330
	Road & Rail — 0.4%
202,000	Ryder System, Inc., MTN, 2.875%, 6/1/22	209,304
425,000	Ryder System, Inc., MTN, 2.500%, 9/1/22	438,736
		648,040
	Semiconductors & Semiconductor Equipment — 0.9%
825,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.625%, 1/15/24	887,321
800,000	TSMC Global, Ltd., 0.750%, 9/28/25(b)	792,882
		1,680,203
	Tobacco — 0.7%
1,200,000	BAT Capital Corp., 2.764%, 8/15/22	1,243,636
	Total Corporate Bonds (Cost $102,063,465)	103,861,334

MUNICIPAL BONDS — 12.7%
	California — 1.5%
650,000	Beverly Hills Public Financing Authority, CA, Advance Refunding, Taxable Revenue Bonds, Series B, 0.730%, 6/1/24	649,818
2,000,000	State of California, Taxable Revenue, Group B, Current Refunding G.O., 2.500%, 10/1/22	2,082,200
		2,732,018
	Florida — 1.1%
2,000,000	Florida Water Pollution Control Financing Corp. Taxable Revenue, Series A, Advance Refunding Revenue Bonds, 2.000%, 1/15/23	2,070,100
	Illinois — 1.4%
1,315,000	Chicago O’Hare International Airport, IL, Refunding, Taxable Revenue Bonds, Series D, 1.168%, 1/1/24	1,315,802
1,200,000	Chicago Transit Authority Sales Tax Receipts Fund, IL, Advance Refunding, Taxable Revenue Bonds, Series B, 1.708%, 12/1/22	1,213,644
		2,529,446
	Massachusetts — 1.1%
1,000,000	Massachusetts School Building Authority, MA, Advance Refunding, Taxable Revenue Bonds, Series -S, 0.618%, 8/15/23	1,004,960
1,000,000	Massachusetts Water Resources Authority, Taxable Revenue, Green Bond-Series F, Advance Refunding Revenue Bonds, 1.772%, 8/1/23	1,034,780
		2,039,740
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	New Jersey — 0.2%
$325,000	New Jersey Economic Development Authority, School Facilities Construction Refunding Revenue, Taxable, Series C, 4.521%, 6/15/21	$331,409
	New York — 0.6%
1,000,000	New York State Urban Development Corp. Taxable Revenue, Series B, Economic Improvements Revenue Bonds, 1.910%, 3/15/23	1,028,370
	North Carolina — 0.3%
500,000	North Carolina Eastern Municipal Power Agency, Refunding Revenue (AGM), 3.558%, 7/1/22	523,450
	Pennsylvania — 1.4%
1,000,000	Allegheny County, PA, Advance Refunding, Taxable Revenue Bonds, G.O., Series C79, 0.694%, 11/1/23	997,030
985,000	Bucks County, PA, Advance Refunding, Taxable Revenue Bonds, G.O., 0.979%, 6/1/24	986,458
515,000	Pennsylvania State University (The), PA, Refunding Notes, Taxable Revenue Bonds, Series D, 1.353%, 9/1/23	526,557
		2,510,045
	South Carolina — 0.9%
1,500,000	City of Columbia, SC, Waterworks & Sewer System Revenue, Taxable Revenue-Series B, Advance Refunding Revenue Bonds, 1.932%, 2/1/23	1,532,190
	Texas — 2.8%
970,000	City of Houston, TX, Airport System Revenue, Refunding, Taxable Revenue Bonds, Series C, 1.054%, 7/1/23	971,145
1,250,000	City of Houston, TX, Combined Utility System Revenue, Taxable Revenue, First Lien-Series C, Advance Refunding Revenue Bonds, 1.746%, 11/15/23	1,301,575
1,250,000	City of Houston, TX, Combined Utility System Revenue, Taxable Revenue, Series B, Advance Refunding G.O., 1.820%, 3/1/23	1,278,913
1,475,000	Texas State University System, Taxable Revenue, Series B, Advance Refunding Revenue Bonds, 2.043%, 3/15/23	1,520,873
		5,072,506
	Virginia — 1.4%
1,000,000	Hampton Roads Sanitation District, Taxable Revenue, Sub-Series A, Advance Refunding Revenue Bonds, 1.762%, 2/1/23	1,019,650
1,500,000	Montgomery County Economic Development Authority, Taxable Revenue, Virginia Tech Foundation Economic Improvements Revenue Bonds, 1.941%, 6/1/22	1,528,560
		2,548,210
	Total Municipal Bonds (Cost $22,474,175)	22,917,484

Continued

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
U.S. TREASURY NOTES — 0.2%
$300,000	1.500%, 1/15/23	$309,305
	Total U.S. Treasury Notes (Cost $303,956)	309,305
Shares
MONEY MARKET FUND — 1.1%
1,933,288	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(f)	1,933,288
	Total Money Market Fund (Cost $1,933,288)	1,933,288
Total Investments — 101.0% (Cost $178,930,445)		181,858,457
Net Other Assets (Liabilities) — (1.0)%		(1,814,370)
NET ASSETS — 100.0%		$180,044,087

(a)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2020. The maturity date reflected is the final maturity date.
(b)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(c)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2020. The maturity date reflected is the final maturity date.
(d)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

BKNT — Bank Note

MTN — Medium Term Note

STEP — Step Coupon Bond

Continued

Sterling Capital Intermediate U.S. Government Fund

Schedule of Portfolio Investments
September 30, 2020

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 1.4%
	Asset Backed Securities — 1.4%
$153,739	United States Small Business Administration, Series 2015-20G, Class 1, 2.880%, 7/1/35	$167,098
	Total Asset Backed Securities (Cost $153,739)	167,098
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.9%
51,653	Fannie Mae, Series 2010-129, Class NA, 3.500%, 3/25/25	51,928
76,006	Fannie Mae, Series 2003-44, Class Q, 3.500%, 6/25/33	81,911
273,826	Fannie Mae, Series 2016-49, Class DA, 3.500%, 10/25/42	283,690
407,660	Fannie Mae, Series 2016-49, Class PA, 3.000%, 9/25/45	430,963
123,753	Freddie Mac, Series 4281, Class GA, 3.000%, 2/15/39	125,779
81,043	Freddie Mac, Series 4648, Class E, 3.500%, 8/15/43	82,783
305,547	Freddie Mac, Series 4656, Class PA, 3.500%, 10/15/45	324,798
71,104	Ginnie Mae, Series 2011-71, Class QE, 3.500%, 9/16/40	73,720
	Total Collateralized Mortgage Obligations (Cost $1,387,156)	1,455,572
COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.7%
145,000	Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3, 2.935%, 4/10/48	153,221
102,677	COMM Mortgage Trust, Series 2012-CR3, Class A3, 2.822%, 10/15/45	104,636
60,000	COMM Mortgage Trust, Series 2013-CR11, Class A4, 4.258%, 8/10/50	65,334
300,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K033, Class A2, 3.060%, 7/25/23(a)	319,043
140,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K049, Class A2, 3.010%, 7/25/25	154,337
210,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K060, Class A2, 3.300%, 10/25/26	238,814
210,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K061, Class A2, 3.347%, 11/25/26(a)	240,562
160,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.187%, 9/25/27(a)	183,737
275,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K079, Class A2, 3.926%, 6/25/28	330,233
106,912	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.667%, 11/15/44	108,751
35,000	WFRBS Commercial Mortgage Trust, Series 2012-C8, Class A3, 3.001%, 8/15/45	36,059
Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$119,113	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.869%, 2/15/44(a)(b)	$119,814
	Total Commercial Mortgage-Backed Securities (Cost $1,920,570)	2,054,541
MORTGAGE-BACKED SECURITIES — 35.0%
	Fannie Mae — 24.7%
357,252	4.000%, 12/1/33, Pool #MA1689	391,836
109,064	4.000%, 12/1/36, Pool #MA2856	118,142
100,727	4.000%, 2/1/37, Pool #MA2914	108,742
112,559	4.000%, 5/1/47, Pool #BE9598	121,028
275,104	3.500%, 12/1/47, Pool #CA0833	291,217
189,891	5.000%, 8/1/48, Pool #CA2219	208,451
190,926	3.500%, 9/1/49, Pool #BJ9608	201,188
227,914	3.500%, 10/1/49, Pool #CA4431	240,180
256,627	3.000%, 12/1/49, Pool #BO6225	268,712
216,094	3.000%, 3/1/50, Pool #FM2714	226,729
249,132	2.000%, 8/1/50, Pool #CA6799	258,778
374,556	2.000%, 9/1/50, Pool #CA7019	387,330
205,000	2.500%, 9/1/50, Pool #BQ0538	215,204
		3,037,537
	Freddie Mac — 10.0%
220,459	4.000%, 12/1/35, Pool #ZA2401	240,151
216,314	3.500%, 6/1/36, Pool #ZA2414	233,796
187,154	4.000%, 3/1/39, Pool #ZA6403	199,510
243,800	3.000%, 11/1/39, Pool #RB5022	255,378
285,911	3.500%, 1/1/47, Pool #U69037	305,030
		1,233,865
	Ginnie Mae — 0.3%
29,709	5.000%, 11/20/38, Pool #4283	31,415
	Total Mortgage-Backed Securities (Cost $4,193,597)	4,302,817
MUNICIPAL BONDS — 3.6%
	North Carolina — 2.0%
250,000	Durham County, NC, Build America Bonds, Public Improvements G.O., Taxable, Series B, Callable 10/1/20 @ 100, 4.845%, 10/1/29	250,000
	Wisconsin — 1.6%
165,000	State of Wisconsin, TXB, Revenue Bonds, Pension Funding, Series A, (AGM), 5.700%, 5/1/26	195,150
	Total Municipal Bonds (Cost $442,316)	445,150
U.S. GOVERNMENT AGENCIES — 22.5%
	Fannie Mae — 22.5%
500,000	1.875%, 9/24/26	541,920
1,000,000	6.250%, 5/15/29	1,447,251
500,000	7.125%, 1/15/30	774,020
		2,763,191
	Total U.S. Government Agencies (Cost $2,350,537)	2,763,191

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
U.S. TREASURY NOTES — 7.7%
$600,000	2.500%, 1/31/24	$646,336
287,652	0.500%, 4/15/24(c)	305,425
	Total U.S. Treasury Notes (Cost $903,743)	951,761
Shares
MONEY MARKET FUND — 4.0%
491,059	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(d)	491,059
	Total Money Market Fund (Cost $491,059)	491,059

Total Investments — 102.8% (Cost $11,842,717)		12,631,189
Net Other Assets (Liabilities) — (2.8)%		(343,643)
NET ASSETS — 100.0%		$12,287,546

(a)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2020. The maturity date reflected is the final maturity date.

(b)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)	Inflation protection security. Principal amount periodically adjusted for inflation.

(d)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments
September 30, 2020

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 9.9%
$1,125,752	Aegis Asset Backed Securities Trust, Series 2005-5, Class 1A4, 0.498%, (LIBOR USD 1-Month plus 0.35%), 12/25/35(a)	$1,114,366
165,503	Argent Securities, Inc. Asset-Backed Pass Through Certificates, Series 2005-W3, Class A2D, 0.488%, (LIBOR USD 1-Month plus 0.34%), 11/25/35(a)	165,004
11,465,000	ARI Fleet Lease Trust, Series 2019-A, Class A3, 2.530%, 11/15/27(b)	11,706,801
4,000,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2016-1A, Class A, 2.990%, 6/20/22(b)	4,032,213
7,060,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-1A, Class A, 3.070%, 9/20/23(b)	7,227,102
2,405,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-2A, Class A, 2.970%, 3/20/24(b)	2,482,008
8,000,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-2A, Class A, 3.350%, 9/22/25(b)	8,448,566
3,000,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2020-2A, Class A, 2.020%, 2/20/27(b)	3,026,608
3,195,000	Capital Auto Receivables Asset Trust, Series 2017-1, Class C, 2.700%, 9/20/22(b)	3,244,835
12,034,000	Capital One Multi-Asset Execution Trust, Series 2019-A3, Class A3, 2.060%, 8/15/28	12,933,936
2,067,367	Chesapeake Funding II, LLC, Series 2017-2A, Class A1, 1.990%, 5/15/29(b)	2,072,420
1,851,637	Chesapeake Funding II, LLC, Series 2020-1A, Class A1, 0.870%, 8/16/32(b)	1,856,860
2,495,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39	3,659,479
141,527	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.016%, 6/25/37	144,401
247,846	Countrywide Asset-Backed Certificates, Series 2004-12, Class MV4, 1.573%, (LIBOR USD 1-Month plus 1.43%), 3/25/35(a)	247,677
1,692,923	Encore Credit Receivables Trust, Series 2005-4, Class M2, 0.808%, (LIBOR USD 1-Month plus 0.66%), 1/25/36(a)	1,690,991
204,038	Enterprise Fleet Financing, LLC, Series 2017-3, Class A2, 2.130%, 5/22/23(b)	204,225
9,010,000	Enterprise Fleet Financing, LLC, Series 2018-1, Class A3, 3.100%, 10/20/23(b)	9,169,224
12,838,000	Enterprise Fleet Financing, LLC, Series 2018-2, Class A3, 3.340%, 2/20/24(b)	13,280,589
6,780,000	Enterprise Fleet Financing, LLC, Series 2020-1, Class A3, 1.860%, 12/22/25(b)	6,960,787
1,822,000	Ford Credit Auto Owner Trust, Series 2017-2, Class A, 2.360%, 3/15/29(b)	1,887,298
17,015,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/31(b)	18,745,737
292,972	GSAMP Trust, Series 2006-SEA1, Class M1, 0.648%, (LIBOR USD 1-Month plus 0.50%), 5/25/36(a)(b)	291,966
8,892,085	Hertz Fleet Lease Funding L.P., Series 2019-1, Class A2, 2.700%, 1/10/33(b)	9,019,947
650,311	Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Class M3, 0.883%, (LIBOR USD 1-Month plus 0.74%), 8/25/35(a)	651,669
1,014,666	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 0.853%, (LIBOR USD 1-Month plus 0.71%), 6/25/35(a)	1,013,614
Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$651,484	New Century Home Equity Loan Trust, Series 2003-4, Class M1, 1.273%, (LIBOR USD 1-Month plus 1.13%), 10/25/33(a)	$644,021
1,419,581	Park Place Securities, Inc. Asset-Backed Pass Through Certificates, Series 2005-WHQ2, Class M2, 0.838%, (LIBOR USD 1-Month plus 0.69%), 5/25/35(a)	1,414,171
329,449	RAMP Trust, Series 2005-RZ4, Class M2, 0.648%, (LIBOR USD 1-Month plus 0.50%), 11/25/35(a)	329,245
15,800,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class B, 0.690%, 3/17/25	15,806,743
3,582,922	Saxon Asset Securities Trust, Series 2004-3, Class M1, 1.048%, (LIBOR USD 1-Month plus 0.90%), 12/26/34(a)	3,490,361
204,648	Sofi Professional Loan Program, LLC, Series 2016-E, Class A1, 0.998%, (LIBOR USD 1-Month plus 0.85%), 7/25/39(a)(b)	204,217
8,405,000	Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.560%, 11/25/31(b)	8,969,526
5,150,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.350%, 5/25/33(b)	5,285,987
3,580,000	Wheels SPV 2, LLC, Series 2018-1A, Class A4, 3.410%, 4/20/27(b)	3,649,932
9,250,000	Wheels SPV 2, LLC, Series 2019-1A, Class A3, 2.350%, 5/22/28(b)	9,528,247
	Total Asset Backed Securities (Cost $168,175,655)	174,600,773

COLLATERALIZED MORTGAGE OBLIGATIONS — 5.8%
166,661	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 3.765%, 4/25/35(c)	167,215
336,092	Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	348,893
1,009,706	Banc of America Funding Trust, Series 2004-C, Class 4A1, 0.816%, (LIBOR USD 1-Month plus 0.66%), 12/20/34(a)	997,053
407,315	Banc of America Funding Trust, Series 2006-2, Class 3A1, 6.000%, 3/25/36	408,635
64,107	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	66,072
10,025	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/20	9,983
90,248	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	92,209
252,412	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	261,656
669,638	Fannie Mae, Series 2013-133, Class AV, 4.000%, 12/25/26	691,808
1,332,104	Fannie Mae, Series 2014-39, Class VP, 3.000%, 8/25/27	1,394,032
10,325,977	Fannie Mae, Series 2013-16, Class A, 1.750%, 1/25/40	10,448,722
1,319,616	Fannie Mae, Series 2011-38, Class D, 4.500%, 5/25/41	1,501,808
1,000,000	Fannie Mae, Series 2013-70, Class CY, 3.500%, 7/25/43	1,120,687
539,210	Fannie Mae, Series 2017-64, Class PD, 2.500%, 7/25/47	554,743

See accompanying Notes to the Financial Statements.

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$1,167,657	FirstKey Mortgage Trust, Series 2014-1, Class A12, 3.500%, 11/25/44(b)(c)	$1,204,682
691,723	Freddie Mac, Series 3768, Class V, 4.000%, 11/15/23	719,867
1,704,683	Freddie Mac, Series 4387, Class VM, 4.000%, 11/15/25	1,743,269
1,269,756	Freddie Mac, Series 4287, Class V, 4.500%, 10/15/26	1,357,215
434,187	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	486,132
2,057,352	Freddie Mac, Series 4331, Class V, 4.000%, 11/15/28	2,148,275
569,000	Freddie Mac, Series 4120, Class YK, 2.000%, 10/15/32	601,427
1,238,000	Freddie Mac, Series 4160, Class HH, 2.500%, 12/15/32	1,258,124
10,000,000	Freddie Mac, Series 4655, Class GV, 3.500%, 12/15/36	10,591,008
5,500,000	Freddie Mac, Series 4657, Class VT, 3.500%, 6/15/37	5,800,589
782,851	Freddie Mac, Series 3632, Class PK, 5.000%, 2/15/40	877,138
1,263,481	Freddie Mac, Series 4077, Class PJ, 3.500%, 11/15/40	1,329,405
819,000	Freddie Mac, Series 3762, Class LN, 4.000%, 11/15/40	990,192
2,892,087	Freddie Mac, Series 4100, Class PA, 3.000%, 1/15/42	3,080,032
1,352,586	Freddie Mac, Series 4508, Class UZ, 3.000%, 7/15/43	1,358,294
981,181	Freddie Mac, Series 4328, Class KD, 3.000%, 8/15/43	1,043,397
3,828,480	Freddie Mac, Series 4648, Class E, 3.500%, 8/15/43	3,910,647
4,837,000	Freddie Mac, Series 4801, Class LT, 4.000%, 12/15/43	4,905,752
2,571,897	Freddie Mac, Series 4710, Class GA, 3.000%, 3/15/44	2,658,077
8,000,000	Freddie Mac, Series 4752, Class HB, 3.500%, 4/15/44	8,243,581
5,052,749	Freddie Mac, Series 4427, Class KA, 2.250%, 7/15/44	5,211,448
10,000,000	Freddie Mac, Series 4776, Class DW, 4.000%, 9/15/44	10,228,167
3,263,793	Freddie Mac, Series 4654, Class KA, 3.000%, 6/15/45	3,424,831
1,138,131	Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.500%, 11/25/57(b)(c)	1,148,499
3,953,663	Galton Funding Mortgage Trust, Series 2018-2, Class A41, 4.500%, 10/25/58(b)(c)	4,040,625
3,392,684	Galton Funding Mortgage Trust, Series 2019-1, Class A41, 4.500%, 2/25/59(b)(c)	3,454,254
317,886	Ginnie Mae, Series 2008-51, Class PG, 5.000%, 6/20/38	357,267
597,293	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	617,874
414,446	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	407,291
380	RAAC Trust, Series 2004-SP3, Class AI5, 4.890%, 12/25/32(c)	386
Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$298,514	RAAC Trust, STEP, Series 2004-SP1, Class AI3, 6.118%, 3/25/34	$303,169
152,633	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 3.814%, 12/25/34(c)	148,304
	Total Collateralized Mortgage Obligations (Cost $99,162,341)	101,712,734

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.1%
16,239,000	BANK, Series 2020-BN27, Class A5, 2.144%, 4/15/63	17,052,410
2,110,000	BANK 2020-BNK28, Series 2020-BN28, Class A4, 1.844%, 3/15/63	2,166,810
3,576,000	BBCMS Mortgage Trust, Series 2020-C7, Class A5, 2.037%, 4/15/53	3,731,492
6,048,000	Benchmark Mortgage Trust, Series 2020-B18, Class A5, 1.925%, 7/15/53	6,260,127
4,043,000	Benchmark Mortgage Trust, Series 2020-B19, Class A5, 1.850%, 9/15/53	4,155,109
4,842,000	CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49(c)	5,448,439
3,868,000	CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3, 3.839%, 12/10/54	4,345,696
1,540,000	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A2, 2.707%, 5/10/58	1,548,332
1,500,000	Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A4, 3.712%, 4/14/50	1,710,933
5,730,000	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A4, 4.009%, 3/10/51	6,672,637
1,000,000	COMM Mortgage Trust, Series 2012-CR1, Class AM, 3.912%, 5/15/45	1,035,338
3,545,000	COMM Mortgage Trust, Series 2013-CR12, Class A4, 4.046%, 10/10/46	3,856,678
892,000	COMM Mortgage Trust, Series 2014-CR16, Class A4, 4.051%, 4/10/47	978,535
1,208,000	COMM Mortgage Trust, Series 2014-LC17, Class A5, 3.917%, 10/10/47	1,325,053
1,844,000	COMM Mortgage Trust, Series 2014-CR20, Class A4, 3.590%, 11/10/47	2,011,087
8,030,000	COMM Mortgage Trust, Series 2017-COR2, Class A3, 3.510%, 9/10/50	8,982,984
1,500,000	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4, 3.808%, 11/15/48	1,668,239
4,084,000	DBJPM 20-C9 Mortgage Trust, Series 2020-C9, Class A5, 1.926%, 9/15/53	4,233,053
3,450,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class C, 5.790%, 11/10/46(b)(c)	3,456,219
3,350,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K068, Class A2, 3.244%, 8/25/27	3,853,236
3,920,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.187%, 9/25/27(c)	4,501,562
8,495,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K099, Class A2, 2.595%, 9/25/29	9,554,087
3,800,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K153, Class A3, 3.117%, 10/25/31(c)	4,426,301

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$9,580,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K155, Class A3, 3.750%, 4/25/33	$11,727,788
7,296,925	FRESB Mortgage Trust, Series 2018-SB52, Class A10F, 3.480%, 6/25/28(c)	7,814,221
336,645	GS Mortgage Securities Trust, Series 2010-C1, Class A2, 4.592%, 8/10/43(b)	336,655
3,000,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(b)	2,723,304
720,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class AS, 4.085%, 5/10/45	744,396
2,524,000	GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931%, 9/10/47	2,772,154
2,044,000	GS Mortgage Securities Trust, Series 2016-GS4, Class A4, 3.442%, 11/10/49(c)	2,277,066
7,126,000	GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377%, 5/12/53	7,622,467
4,000,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(b)(c)	3,776,021
1,680,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS, 3.372%, 12/15/47	1,753,323
1,702,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648%, 12/15/49(c)	1,934,015
1,397,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	1,545,856
4,200,000	JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5, 3.723%, 3/15/50	4,801,695
3,364,000	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7, Class A5, 2.180%, 5/13/53	3,534,440
660,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	728,996
5,834,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.720%, 12/15/49	6,640,466
4,000,000	Morgan Stanley Capital I Trust, Series 2011-C1, Class B, 5.675%, 9/15/47(b)(c)	4,016,319
640,000	Morgan Stanley Capital I Trust, Series 2011-C1, Class C, 5.675%, 9/15/47(b)(c)	643,601
2,562,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4, 3.049%, 11/15/49	2,811,696
8,021,000	Morgan Stanley Capital I Trust, Series 2020-HR8, Class A4, 2.041%, 7/15/53	8,327,284
10,000,000	Morgan Stanley Capital I, Inc., Series 2017-HR2, Class A4, 3.587%, 12/15/50	11,333,927
11,055,000	Morgan Stanley Capital I, Inc., Series 2018-H3, Class A5, 4.177%, 7/15/51	13,122,828
3,156,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	3,545,657
9,642,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4, 3.581%, 10/15/50	10,990,013
5,302,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A5, 2.448%, 6/15/53	5,702,783
12,734,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C57, Class A4, 2.118%, 8/15/53	13,226,610
7,747,309	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 3/15/44(b)	7,800,316
Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$9,640,020	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class A2, 3.431%, 6/15/45	$9,941,706
1,500,000	WFRBS Commercial Mortgage Trust, Series 2012-C8, Class AS, 3.660%, 8/15/45	1,556,893
3,716,000	WFRBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752%, 9/15/57	4,084,563
1,008,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	1,114,470
1,320,662	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.869%, 2/15/44(b)(c)	1,328,432
2,000,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(b)(c)	2,003,567
	Total Commercial Mortgage-Backed Securities (Cost $251,798,139)	265,257,885

CORPORATE BONDS — 43.8%
	Aerospace & Defense — 0.6%
3,158,000	L3Harris Technologies, Inc., 3.832%, 4/27/25	3,529,291
5,297,000	Raytheon Technologies Corp., 4.125%, 11/16/28	6,272,310
		9,801,601
	Automobiles — 0.5%
3,549,000	General Motors Financial Co., Inc., 4.200%, 11/6/21	3,663,082
2,073,000	General Motors Financial Co., Inc., 4.350%, 4/9/25	2,248,840
2,934,000	Toyota Motor Credit Corp., MTN, 3.375%, 4/1/30	3,382,094
		9,294,016
	Banks — 7.9%
2,998,000	Australia & New Zealand Banking Group, Ltd., 2.950%, (5-Year Treasury Constant Maturity plus 1.29%), 7/22/30(b)(c)	3,107,275
10,304,000	Bank of America Corp., 3.419%, (LIBOR USD 3-Month plus 1.04%), 12/20/28(d)	11,466,040
10,020,000	Bank of America Corp., MTN, 1.898%, (SOFR plus 1.53%), 7/23/31(d)	9,959,963
5,225,000	Bank of Montreal, Series E, 3.300%, 2/5/24	5,660,516
3,446,000	Barclays PLC, 4.338%, (LIBOR USD 3-Month plus 1.36%), 5/16/24(d)	3,699,441
4,434,000	BPCE SA, 2.375%, 1/14/25(b)	4,610,815
3,586,000	Capital One Financial Corp., 3.300%, 10/30/24	3,886,752
2,900,000	CIT Bank NA, BKNT, 2.969%, (SOFR plus 1.72%), 9/27/25(d)	2,877,322
3,449,000	Citigroup, Inc., 3.106%, (SOFR plus 2.75%), 4/8/26(d)	3,732,978
2,804,000	Citigroup, Inc., 3.200%, 10/21/26	3,093,092
4,000,000	Citigroup, Inc., 4.412%, (SOFR plus 3.91%), 3/31/31(d)	4,794,905
3,908,000	Citizens Bank NA/Providence RI, BKNT, 1.044%, (LIBOR USD 3-Month plus 0.81%), 5/26/22(a)	3,938,019
3,560,000	Cooperatieve Rabobank UA, 3.950%, 11/9/22	3,782,812
3,744,000	First Citizens BancShares, Inc., 3.375%, (SOFR plus 2.47%), 3/15/30(d)	3,707,358
3,993,000	Huntington Bancshares, Inc., 2.625%, 8/6/24	4,252,956
4,945,000	ING Groep NV, 3.150%, 3/29/22	5,130,903

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Banks — (continued)
$5,686,000	JPMorgan Chase & Co., 2.083%, (SOFR plus 1.85%), 4/22/26(d)	$5,946,304
10,422,000	JPMorgan Chase & Co., 4.452%, (LIBOR USD 3-Month plus 1.33%), 12/5/29(d)	12,530,313
2,000,000	KeyBank NA/Cleveland OH, BKNT, 2.300%, 9/14/22	2,074,742
3,378,000	Lloyds Banking Group PLC, 4.582%, 12/10/25	3,712,893
2,921,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(b)	3,010,151
4,831,000	Mitsubishi UFJ Financial Group, Inc., 3.761%, 7/26/23	5,229,775
3,411,000	PNC Financial Services Group, Inc. (The), 2.550%, 1/22/30	3,694,672
4,218,000	PNC Financial Services Group, Inc. (The), Series O, 6.750%, (LIBOR USD 3-Month plus 3.68%), 2/1/69(d)	4,324,714
5,440,000	Sumitomo Mitsui Financial Group, Inc., 2.130%, 7/8/30	5,520,055
3,360,000	Toronto-Dominion Bank (The), 3.625%, (5 yr. Swap Semi 30/360 USD plus 2.21%), 9/15/31(c)	3,776,375
2,813,000	U.S. Bancorp, 3.150%, 4/27/27	3,173,410
1,340,000	Visa, Inc., 2.700%, 4/15/40	1,449,457
4,422,000	Wells Fargo & Co., MTN, 2.879%, (LIBOR USD 3-Month plus 1.17%), 10/30/30(d)	4,748,775
2,112,000	Westpac Banking Corp., GMTN, 4.322%, (USD Swap Rate 11:00 am NY 1 plus 2.24%), 11/23/31(c)	2,389,603
		139,282,386
	Beverages — 1.4%
3,338,000	Anheuser-Busch InBev Worldwide, Inc., 4.750%, 1/23/29	4,073,758
2,579,000	Anheuser-Busch InBev Worldwide, Inc., 5.800%, 1/23/59	3,686,497
3,163,000	Bacardi, Ltd., 4.450%, 5/15/25(b)	3,532,918
3,913,000	Coca-Cola Co. (The), 2.125%, 9/6/29	4,187,902
3,580,000	Constellation Brands, Inc., 4.400%, 11/15/25	4,162,034
2,243,000	Constellation Brands, Inc., 3.150%, 8/1/29	2,448,461
1,970,000	PepsiCo, Inc., 3.450%, 10/6/46	2,283,596
		24,375,166
	Biotechnology — 0.2%
3,835,000	Biogen, Inc., 2.250%, 5/1/30	3,927,339
	Capital Goods — 0.4%
3,554,000	Caterpillar Financial Services Corp., MTN, 1.450%, 5/15/25	3,671,389
3,457,000	Keysight Technologies, Inc., 4.550%, 10/30/24	3,905,096
		7,576,485
	Capital Markets — 0.6%
4,285,000	Morgan Stanley, 2.188%, (SOFR plus 1.99%), 4/28/26(d)	4,487,615
3,268,000	Morgan Stanley, 3.971%, (LIBOR USD 3-Month plus 1.46%), 7/22/38(d)	3,872,594
2,646,000	Morgan Stanley, GMTN, 3.700%, 10/23/24	2,935,622
		11,295,831
	Chemicals — 0.9%
3,576,000	Albemarle Corp., 5.450%, 12/1/44	3,926,105
3,414,000	Dow Chemical Co. (The), 4.375%, 11/15/42	3,863,749
4,106,000	FMC Corp., 3.450%, 10/1/29	4,572,845
Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Chemicals — (continued)
$3,138,000	Westlake Chemical Corp., 3.375%, 6/15/30	$3,365,596
		15,728,295
	Commercial Services & Supplies — 0.7%
2,073,000	CoStar Group, Inc., 2.800%, 7/15/30(b)	2,148,005
1,400,000	Republic Services, Inc., 3.550%, 6/1/22	1,460,553
3,365,000	Waste Connections, Inc., 3.500%, 5/1/29	3,831,239
500,000	Waste Management, Inc., 3.900%, 3/1/35	605,577
2,692,000	Waste Management, Inc., 4.100%, 3/1/45	3,290,617
		11,335,991
	Construction Materials — 0.2%
3,801,000	Vulcan Materials Co., 3.500%, 6/1/30	4,256,821
	Diversified Financial Services — 2.3%
520,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 4.500%, 9/15/23	535,886
3,650,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.875%, 1/16/24	3,780,491
3,155,000	Charles Schwab Corp. (The), 3.250%, 5/22/29	3,628,008

4,741,000	Credit Suisse Group Funding Guernsey, Ltd., 3.800%, 9/15/22	5,016,671
4,329,000	Goldman Sachs Group, Inc. (The), 2.908%, (LIBOR USD 3-Month plus 1.05%), 6/5/23(d)	4,483,777
7,094,000	Goldman Sachs Group, Inc. (The), 3.500%, 4/1/25	7,829,434
2,560,000	Goldman Sachs Group, Inc. (The), 6.250%, 2/1/41	3,824,384
2,343,000	Jefferies Group, LLC/Jefferies Group Capital Finance, Inc., 4.150%, 1/23/30	2,640,572
3,414,000	PayPal Holdings, Inc., 2.300%, 6/1/30	3,610,455
4,045,000	Stifel Financial Corp., 4.000%, 5/15/30	4,479,135
		39,828,813
	Diversified Telecommunication Services — 0.9%
2,500,000	CommScope, Inc., 5.500%, 3/1/24(b)	2,568,925
2,975,000	Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 4.738%, 3/20/25(b)	3,216,719
3,032,000	T.-Mobile USA, Inc., 3.500%, 4/15/25(b)	3,327,014
3,148,000	Verizon Communications, Inc., 4.812%, 3/15/39	4,122,359
2,134,000	Verizon Communications, Inc., 5.012%, 4/15/49	3,071,602
		16,306,619
	Electric Utilities — 2.3%
2,838,000	Berkshire Hathaway Energy Co., 3.700%, 7/15/30(b)	3,335,999
3,078,000	Berkshire Hathaway Energy Co., 4.250%, 10/15/50(b)	3,832,157
1,679,000	CenterPoint Energy, Inc., 2.950%, 3/1/30	1,839,644
3,432,000	Dominion Energy, Inc., STEP, 3.071%, 8/15/24	3,694,187
4,329,000	Duke Energy Progress, LLC, 3.600%, 9/15/47	5,028,948
2,198,000	Entergy Louisiana, LLC, 4.200%, 9/1/48	2,785,440
3,180,000	Entergy Mississippi, LLC, 3.100%, 7/1/23	3,368,449
3,475,000	Exelon Generation Co., LLC, 5.600%, 6/15/42	4,095,533
2,965,000	Florida Power & Light Co., 3.990%, 3/1/49	3,796,440
3,200,000	Indiana Michigan Power Co., Series K, 4.550%, 3/15/46	4,089,910

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Electric Utilities — (continued)
$1,000,000	Korea East-West Power Co., Ltd., 1.750%, 5/6/25(b)	$1,033,282
2,530,000	Ohio Edison Co., 6.875%, 7/15/36	3,569,470
		40,469,459
	Electrical Equipment — 0.5%
2,276,000	Fortive Corp., 4.300%, 6/15/46	2,710,507
1,204,000	General Electric Co., 3.450%, 5/1/27	1,274,779
1,415,000	Roper Technologies, Inc., 1.000%, 9/15/25	1,418,054
3,128,000	Textron, Inc., 3.650%, 3/1/21	3,165,368
		8,568,708
	Energy Equipment & Services — 1.4%
1,693,000	Cheniere Corpus Christi Holdings, LLC, 3.700%, 11/15/29(b)	1,759,676
2,153,000	Enterprise Products Operating, LLC, 5.950%, 2/1/41	2,716,753
1,565,000	Hess Corp., 7.875%, 10/1/29	1,959,111
3,355,000	Kinder Morgan, Inc., 4.300%, 6/1/25	3,778,880
3,326,000	Midwest Connector Capital Co., LLC, 3.900%, 4/1/24(b)	3,355,452
3,173,000	MPLX L.P., 4.125%, 3/1/27	3,487,900
255,000	NuStar Logistics L.P., 6.000%, 6/1/26	255,719
3,383,000	Plains All American Pipeline L.P./PAA Finance Corp., 4.900%, 2/15/45	3,087,477
3,447,000	Sabine Pass Liquefaction, LLC, 5.625%, 3/1/25	3,942,818
		24,343,786
	Equity Real Estate Investment Trusts (REITS) — 4.5%
2,895,000	Alexandria Real Estate Equities, Inc., 4.000%, 1/15/24	3,187,821
1,820,000	American Homes 4 Rent L.P., 4.900%, 2/15/29	2,170,521
3,680,000	American Tower Trust, 3.652%, 3/23/28(b)	3,992,345
4,178,000	Brixmor Operating Partnership L.P., 4.125%, 5/15/29	4,525,961
1,754,000	Brixmor Operating Partnership L.P., 4.050%, 7/1/30	1,876,060
3,574,000	Crown Castle International Corp., 5.250%, 1/15/23	3,934,395
4,000,000	Federal Realty Investment Trust, 3.500%, 6/1/30	4,327,799
2,656,000	Healthcare Trust of America Holdings L.P., 3.100%, 2/15/30	2,858,062
3,624,000	Hudson Pacific Properties L.P., 3.250%, 1/15/30	3,753,488
2,853,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	3,017,500
4,100,000	Kimco Realty Corp., 2.800%, 10/1/26	4,379,949
2,417,000	Lexington Realty Trust, 2.700%, 9/15/30	2,464,128
1,420,000	Life Storage L.P., 2.200%, 10/15/30	1,416,376
3,350,000	Ontario Teachers’ Cadillac Fairview Properties Trust, 3.875%, 3/20/27(b)	3,658,652
3,974,000	Physicians Realty L.P., 4.300%, 3/15/27	4,168,309
3,000,000	Prologis L.P., 2.125%, 10/15/50	2,701,338
3,361,000	Public Storage, 3.385%, 5/1/29	3,874,963
2,664,000	Sabra Health Care L.P., 4.800%, 6/1/24	2,799,240
3,660,000	Scentre Group Trust 1/Scentre Group Trust 2, 4.375%, 5/28/30(b)	4,112,562
3,708,000	Spirit Realty L.P., 3.400%, 1/15/30	3,686,669
429,000	Starwood Property Trust, Inc., 3.625%, 2/1/21	428,700
578,000	Starwood Property Trust, Inc., 5.000%, 12/15/21	572,220
Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Equity Real Estate Investment Trusts (REITS) — (continued)
$3,689,000	VEREIT Operating Partnership L.P., 3.950%, 8/15/27	$3,935,120
869,000	WEA Finance, LLC, 2.875%, 1/15/27(b)	857,216
2,500,000	WEA Finance, LLC/Westfield UK & Europe Finance PLC, 4.750%, 9/17/44(b)	2,526,213
4,019,000	Welltower, Inc., 2.750%, 1/15/31	4,141,452
		79,367,059
	Food & Staples Retailing — 2.0%
3,873,000	AbbVie, Inc., 2.950%, 11/21/26(b)	4,218,577
3,847,000	AbbVie, Inc., 4.875%, 11/14/48	4,885,141
4,116,000	Bristol Myers Squibb Co., 5.000%, 8/15/45	5,788,190
2,210,000	Conagra Brands, Inc., 5.300%, 11/1/38	2,849,111
1,719,000	CVS Health Corp., 3.700%, 3/9/23	1,842,062
5,982,000	CVS Health Corp., 4.300%, 3/25/28	7,001,761
4,673,000	CVS Health Corp., 2.700%, 8/21/40	4,453,758
825,000	Hershey Co. (The), 1.700%, 6/1/30	848,564
3,244,000	Smithfield Foods, Inc., 5.200%, 4/1/29(b)	3,794,915
		35,682,079
	Food, Beverage & Tobacco — 0.1%
1,300,000	PepsiCo, Inc., 4.450%, 4/14/46	1,730,359
	Gas Utilities — 0.3%
4,624,000	Sempra Energy, 3.800%, 2/1/38	5,176,757
	Health Care Equipment & Services — 0.4%
3,717,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	4,157,671
3,065,000	HCA, Inc., 5.000%, 3/15/24	3,433,777
		7,591,448
	Health Care Providers & Services — 0.2%
3,373,000	Anthem, Inc., 4.101%, 3/1/28	3,922,483
	Household Products — 0.1%
1,688,000	Procter & Gamble Co. (The), 2.450%, 3/25/25	1,828,120
	Insurance — 2.5%
575,000	Alleghany Corp., 4.900%, 9/15/44	718,354
2,424,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	2,624,608
438,000	Assurant, Inc., 1.483%, (LIBOR USD 3-Month plus 1.25%), 3/26/21(a)	437,845
1,417,000	Athene Holding, Ltd., 6.150%, 4/3/30	1,682,721
4,000,000	AXIS Specialty Finance, LLC, 3.900%, 7/15/29	4,371,828
2,915,000	Carlyle Finance, LLC, 5.650%, 9/15/48(b)	3,768,140
3,891,000	CBRE Services, Inc., 5.250%, 3/15/25	4,461,666
3,675,000	Fidelity National Financial, Inc., 3.400%, 6/15/30	3,974,800
2,680,000	KKR Group Finance Co. III, LLC, 5.125%, 6/1/44(b)	3,346,742
1,510,000	Loews Corp., 3.200%, 5/15/30	1,687,919
2,000,000	Meiji Yasuda Life Insurance Co., 5.200%, (5 yr. Swap Semi 30/360 USD plus 4.23%), 10/20/45(b)(c)	2,285,000
3,635,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/50(b)	3,894,142
3,765,000	Reinsurance Group of America, Inc., 3.900%, 5/15/29	4,298,070
2,049,000	Symetra Financial Corp., 4.250%, 7/15/24	2,255,445
2,117,000	Transatlantic Holdings, Inc., 8.000%, 11/30/39	3,316,973
		43,124,253

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	IT Services — 0.2%
$3,472,000	Fiserv, Inc., 3.200%, 7/1/26	$3,857,543
	Machinery — 0.3%
230,000	Colfax Corp., 6.000%, 2/15/24(b)	238,338
3,514,000	Deere & Co., 3.750%, 4/15/50	4,403,849
		4,642,187
	Media — 2.2%
3,803,000	Comcast Corp., 3.700%, 4/15/24	4,199,634
2,372,000	Comcast Corp., 3.100%, 4/1/25	2,613,522
4,139,000	Comcast Corp., 4.600%, 10/15/38	5,290,252
2,882,000	Discovery Communications, LLC, 3.625%, 5/15/30	3,202,162
3,144,000	Discovery Communications, LLC, 5.200%, 9/20/47	3,808,505
3,622,000	Interpublic Group of Cos., Inc. (The), 4.750%, 3/30/30	4,348,949
5,541,000	Time Warner Cable, LLC, 6.550%, 5/1/37	7,366,553
3,636,000	ViacomCBS, Inc., 4.200%, 5/19/32	4,160,876
3,926,000	ViacomCBS, Inc., 4.375%, 3/15/43	4,173,426
		39,163,879
	Metals & Mining — 0.7%
3,676,000	Nucor Corp., 4.400%, 5/1/48	4,775,682
2,261,000	Southern Copper Corp., 3.500%, 11/8/22	2,373,861
1,207,000	Steel Dynamics, Inc., 2.400%, 6/15/25	1,259,351
3,500,000	Teck Resources, Ltd., 6.000%, 8/15/40	3,963,309
		12,372,203
	Multi-Utilities — 0.5%
2,275,000	CMS Energy Corp., 4.700%, 3/31/43	2,841,949
1,903,000	Progress Energy, Inc., 3.150%, 4/1/22	1,965,078
3,429,000	Puget Sound Energy, Inc., 4.223%, 6/15/48	4,282,435
		9,089,462
	Oil, Gas & Consumable Fuels — 2.4%
4,145,000	Aker BP ASA, 4.750%, 6/15/24(b)	4,256,506
2,465,000	Aker BP ASA, 5.875%, 3/31/25(b)	2,563,155
4,697,000	Devon Energy Corp., 5.600%, 7/15/41	4,751,828
5,207,000	Diamondback Energy, Inc., 5.375%, 5/31/25	5,406,659
4,653,000	HollyFrontier Corp., 5.875%, 4/1/26	5,098,013
2,071,000	Marathon Petroleum Corp., 5.375%, 10/1/22	2,071,000
4,440,000	Newfield Exploration Co., 5.750%, 1/30/22	4,438,081
3,260,000	Newfield Exploration Co., 5.625%, 7/1/24	3,162,365
5,271,000	Noble Energy, Inc., 5.050%, 11/15/44	6,840,043
2,356,000	Saudi Arabian Oil Co., 4.375%, 4/16/49(b)	2,838,724
		41,426,374
	Pharmaceuticals — 0.7%
2,094,000	Merck & Co., Inc., 3.900%, 3/7/39	2,598,259
2,872,000	SC Johnson & Son, Inc., 4.750%, 10/15/46(b)	3,840,751
2,530,000	Takeda Pharmaceutical Co., Ltd., 3.375%, 7/9/60	2,665,203
3,636,000	Upjohn, Inc., 2.700%, 6/22/30(b)	3,764,573
		12,868,786
	Road & Rail — 0.2%
2,619,000	Burlington Northern Santa Fe, LLC, 4.950%, 9/15/41	3,509,761
	Semiconductors & Semiconductor Equipment — 1.2%
5,605,000	Broadcom, Inc., 4.150%, 11/15/30	6,296,342
Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Semiconductors & Semiconductor Equipment — (continued)
$2,664,000	Intel Corp., 4.750%, 3/25/50	$3,668,648
4,203,000	Lam Research Corp., 3.125%, 6/15/60	4,501,238
2,210,000	Microchip Technology, Inc., 3.922%, 6/1/21	2,258,914
1,361,000	NVIDIA Corp., 3.500%, 4/1/50	1,592,750
2,950,000	TSMC Global, Ltd., 1.375%, 9/28/30(b)	2,891,013
		21,208,905
	Software — 0.8%
2,809,000	Apple, Inc., 2.650%, 5/11/50	2,943,503
1,307,000	Dell International, LLC/EMC Corp., 5.875%, 6/15/21(b)	1,308,634
3,843,000	International Business Machines Corp., 2.950%, 5/15/50	3,970,700
3,040,000	Microsoft Corp., 2.675%, 6/1/60	3,206,821
2,138,000	salesforce.com, Inc., 3.700%, 4/11/28	2,524,270
		13,953,928
	Specialty Retail — 2.2%
3,783,000	Advance Auto Parts, Inc., 1.750%, 10/1/27	3,771,768
4,492,000	Alimentation Couche-Tard, Inc., 3.550%, 7/26/27(b)	5,027,691
1,065,000	Costco Wholesale Corp., 1.375%, 6/20/27	1,090,888
4,063,000	Dollar Tree, Inc., 4.000%, 5/15/25	4,583,741
4,653,000	ERAC USA Finance, LLC, 4.200%, 11/1/46(b)	5,349,916
3,267,000	Home Depot, Inc. (The), 2.700%, 4/15/30	3,635,756
6,030,000	Lowe’s Cos., Inc., 4.500%, 4/15/30	7,480,562
3,339,000	McDonald’s Corp., MTN, 2.125%, 3/1/30	3,474,372
3,345,000	Target Corp., 3.375%, 4/15/29	3,889,229
		38,303,923
	Telecommunication Services — 0.7%
1,901,000	AT&T, Inc., 1.650%, 2/1/28	1,904,594
4,687,000	AT&T, Inc., 3.550%, 9/15/55(b)	4,542,512
4,818,000	AT&T, Inc., 3.850%, 6/1/60	4,902,276
		11,349,382
	Textiles, Apparel & Luxury Goods — 0.1%
2,447,000	Ralph Lauren Corp., 1.700%, 6/15/22	2,491,037
	Tobacco — 0.7%
2,965,000	BAT Capital Corp., 4.700%, 4/2/27	3,401,537
3,567,000	BAT Capital Corp., 4.540%, 8/15/47	3,819,808
4,120,000	Philip Morris International, Inc., 3.375%, 8/11/25	4,585,227
		11,806,572
	Total Corporate Bonds (Cost $711,820,562)	770,857,816

MORTGAGE-BACKED SECURITIES — 20.3%
	Fannie Mae — 11.9%
35,102	5.000%, 9/1/25, Pool #255892	38,412
2,201,001	4.000%, 12/1/33, Pool #MA1689	2,414,071
1,358,280	4.000%, 6/1/34, Pool #MA1922	1,481,266
76,668	6.500%, 1/1/35, Pool #809198	91,367
1,222,859	4.000%, 3/1/35, Pool #MA2211	1,331,352
19,065	7.000%, 6/1/35, Pool #255820	22,728
50,610	6.500%, 3/1/36, Pool #866062	59,284
31,664	6.500%, 7/1/36, Pool #885493	35,414
520,802	5.500%, 8/1/37, Pool #995082	612,822
8,142,332	3.500%, 8/1/38, Pool #FM2472	8,631,397

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Fannie Mae — (continued)
$282,439	4.500%, 10/1/39, Pool #AC2645	$313,591
225,910	5.000%, 6/1/40, Pool #AD4927	260,165
202,182	5.000%, 6/1/40, Pool #AD8718	232,864
631,458	4.500%, 12/1/40, Pool #AH1100	706,540
245,635	4.500%, 3/1/41, Pool #AB2467	278,357
544,402	4.500%, 5/1/41, Pool #AI1023	612,601
342,145	4.500%, 11/1/41, Pool #AJ4994	385,177
480,818	4.500%, 12/1/41, Pool #AJ7696	540,751
1,152,729	3.500%, 6/1/42, Pool #AB5373	1,249,797
1,313,440	3.500%, 5/1/43, Pool #AB9368	1,408,997
1,478,492	3.500%, 5/1/43, Pool #AL3605	1,645,703
17,306,607	3.000%, 8/1/43, Pool #AL9500	18,971,902
1,786,368	3.500%, 8/1/43, Pool #AU0613	1,975,337
548,096	4.500%, 11/1/44, Pool #MA2100	608,592
1,482,020	4.500%, 1/1/45, Pool #MA2158	1,630,597
2,055,685	4.000%, 3/1/45, Pool #MA2217	2,235,670
1,878,738	4.000%, 6/1/46, Pool #MA2653	2,042,786
2,020,060	4.500%, 7/1/46, Pool #AS7568	2,210,733
2,277,707	4.000%, 11/1/46, Pool #MA2808	2,466,710
3,495,264	4.000%, 5/1/47, Pool #BE9598	3,758,227
3,292,477	4.000%, 8/1/47, Pool #BH5117	3,522,262
8,987,770	4.000%, 4/1/48, Pool #BM3900	9,637,634
5,217,266	5.000%, 8/1/48, Pool #CA2219	5,727,202
8,328,624	3.000%, 11/1/48, Pool #BM5822	8,765,099
16,869,409	3.500%, 10/1/49, Pool #CA4431	17,777,318
6,750,767	3.000%, 12/1/49, Pool #BO6222	7,068,690
13,216,278	3.000%, 12/1/49, Pool #BO6225	13,838,690
8,652,996	3.000%, 1/1/50, Pool #BO7242	9,060,503
16,485,588	3.000%, 3/1/50, Pool #FM2714	17,296,915
6,667,124	2.500%, 5/1/50, Pool #FM3287	6,998,987
11,553,850	2.000%, 7/1/50, Pool #CA6301	12,001,206
10,993,585	2.500%, 7/1/50, Pool #CA6307	11,583,302
12,710,697	2.000%, 8/1/50, Pool #CA6799	13,202,848
14,490,143	2.500%, 9/1/50, Pool #BQ0538	15,211,405
		209,945,271
	Freddie Mac — 8.4%
9,009	5.500%, 10/1/21, Pool #ZS5201	9,163
14,561	5.000%, 12/1/21, Pool #ZK0490	15,332
50,288	5.000%, 7/1/25, Pool #ZA1892	54,979
195,644	2.500%, 1/1/28, Pool #J22069	206,796
646,472	3.500%, 7/1/30, Pool #ZS8575	686,698
63,930	5.000%, 3/1/36, Pool #ZS4230	73,490
2,240,711	4.000%, 4/1/36, Pool #ZA2413	2,443,543
3,126,978	3.500%, 6/1/36, Pool #ZA2414	3,379,698
18,021	5.000%, 7/1/36, Pool #ZS1139	20,718
1,733,290	3.500%, 8/1/36, Pool #ZA2425	1,873,389
200,782	6.500%, 9/1/36, Pool #ZS4257	231,474
4,421,362	3.500%, 11/1/36, Pool #ZA2439	4,703,520
64,369	5.000%, 2/1/37, Pool #ZI5759	74,007
3,411,373	4.000%, 5/1/37, Pool #C91938	3,687,763
86,448	4.500%, 10/1/39, Pool #A89346	97,274
3,653,951	3.000%, 11/1/39, Pool #RB5022	3,827,490
22,385,779	2.500%, 6/1/40, Pool #RB5054	23,500,054
243,456	5.000%, 6/1/40, Pool #C03479	280,568
689,939	5.000%, 7/1/40, Pool #A93070	795,148
79,419	5.000%, 9/1/40, Pool #C03518	91,085
882,617	4.000%, 12/1/42, Pool #ZS3671	973,556
712,042	3.500%, 5/1/43, Pool #Q18305	772,789
432,262	4.000%, 5/1/44, Pool #V81186	472,040
229,213	4.000%, 7/1/44, Pool #ZS4573	250,212
Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Freddie Mac — (continued)
$240,295	4.000%, 9/1/44, Pool #Q28299	$260,912
4,471,769	3.500%, 1/1/45, Pool #Q30876	4,880,219
5,126,630	3.500%, 5/1/46, Pool #ZS4663	5,498,794
1,214,170	4.000%, 8/1/46, Pool #ZS4673	1,311,503
3,276,956	3.500%, 9/1/46, Pool #ZS4678	3,497,568
6,340,339	3.500%, 9/1/47, Pool #Q50962	6,712,057
1,571,391	3.500%, 1/1/48, Pool #Q53640	1,667,644
1,958,411	4.000%, 2/1/48, Pool #ZT1639	2,101,690
1,496,898	4.000%, 6/1/48, Pool #G67713	1,638,437
9,554,076	3.000%, 10/1/49, Pool #QA3329	10,036,899
13,021,926	2.500%, 11/1/49, Pool #QA4396	13,670,106
9,314,552	3.000%, 11/1/49, Pool #QA4336	9,825,137
7,901,217	3.500%, 6/1/50, Pool #RA2794	8,386,424
18,997,637	2.500%, 7/1/50, Pool #RA2970	19,989,902
9,485,925	2.000%, 8/1/50, Pool #RA3328	9,809,442
		147,807,520
	Ginnie Mae — 0.0%
121,215	5.000%, 2/15/40, Pool #737037	136,037
	Total Mortgage-Backed Securities (Cost $350,569,541)	357,888,828

MUNICIPAL BONDS — 4.2%
	Alabama — 0.2%
3,000,000	Alabama Economic Settlement Authority, Economic Imports, Taxable BP - Settlement Revenue, Series B, 4.263%, 9/15/32	3,579,810
	California — 0.6%
1,285,000	State of California, Build America Bonds, School Improvements G.O., 7.625%, 3/1/40	2,224,438
8,000,000	State of California, Refunding, Taxable-Various Purpose-Bid Group, Transit Improvements G.O., 2.650%,4/1/26	8,748,320
		10,972,758
	Connecticut — 0.2%
3,000,000	State of Connecticut Special Tax Revenue, Build America Bonds, Transition Infrastructure, Series B, 4.126%, 11/1/20	3,007,740
	Florida — 0.2%
2,135,000	Reedy Creek Improvement District, Advance Refunding, Taxable Revenue Bonds, G.O., Series A, 2.147%, 6/1/29	2,201,954
2,030,000	Reedy Creek Improvement District, Advance Refunding, Taxable Revenue Bonds, G.O., Series A, 2.197%, 6/1/30	2,091,631
		4,293,585
	Illinois — 0.8%
8,030,000	Sales Tax Securitization Corp., Second Lien, Current Refunding, Taxable Revenue Bonds, Series B, 3.057%, 1/1/34	8,468,759
1,800,000	State of Illinois, Public Improvements, Taxable Building Revenue, 3.481%, 6/15/26	1,783,278
3,130,000	State of Illinois, Public Improvements, Taxable Revenue, Series B, 2.620%, 6/15/26	2,963,359
		13,215,396

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	New Jersey — 0.1%
$2,375,000	New Jersey Economic Development Authority, School Facilities Construction Refunding Revenue, Taxable, Series C, 4.521%, 6/15/21	$2,421,835
	New York — 0.8%
8,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Taxable Revenue, Sub Series B3, Callable 11/1/29 @ 100, 3.000%, 11/1/33	8,580,320
3,020,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Taxable Revenue, Callable 2/1/27 @ 100, 3.330%, 2/1/28	3,369,716
1,640,000	New York, NY, Build America Bonds, Public Improvements G.O., 4.874%, 3/1/21	1,670,127
		13,620,163
	North Carolina — 0.2%
2,600,000	Duke University, 3.299%, 10/1/46	2,932,861
	Ohio — 0.3%
5,658,000	Premier Health Partners, Series G, Callable 5/15/26 @ 100, 2.911%, 11/15/26	5,462,963
	Pennsylvania — 0.6%
2,600,000	City of Pittsburgh, PA, Refunding, Taxable Revenue Bonds, G.O., Series B, 1.189%, 9/1/26	2,599,350
1,005,000	Commonwealth Financing Authority, School Improvements, Taxable Revenue, Series A, 4.014%, 6/1/33	1,177,810
4,375,000	Lehigh University, 3.479%, 11/15/46	4,815,363
2,260,000	Philadelphia Authority for Industrial Development, Refunding Revenue, Taxable, 3.664%, 4/15/22	2,310,918
		10,903,441
	Texas — 0.1%
1,770,000	Dallas Area Rapid Transit, Advance Refunding, Taxable Revenue Bonds, Series C, Callable 12/1/29 @ 100, 1.846%, 12/1/30	1,798,656
	Wisconsin — 0.1%
2,140,000	State of Wisconsin, Current Refunding, Taxable Revenue Bonds, Series A, 2.196%, 5/1/27	2,274,456

	Total Municipal Bonds (Cost $70,081,118)	74,483,664
Principal Amount		Fair Value
U.S. TREASURY BONDS — 0.4%
$6,220,000	2.500%, 2/15/45	$7,671,984
	Total U.S. Treasury Bonds (Cost $7,646,495)	7,671,984

U.S. TREASURY NOTES — 0.1%
824,100	0.625%, 5/15/30.	821,653
	Total U.S. Treasury Notes (Cost $824,361)	821,653

Shares		Principal Amount
MONEY MARKET FUND — 0.5%
7,970,369	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(e)	7,970,369
	Total Money Market Fund (Cost $7,970,369)	7,970,369

Total Investments — 100.1% (Cost $1,668,048,581)		1,761,265,706
Net Other Assets (Liabilities) — (0.1)%		(1,466,142)
NET ASSETS — 100.0%		$1,759,799,564

(a)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2020. The maturity date reflected is the final maturity date.
(b)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(c)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2020. The maturity date reflected is the final maturity date.
(d)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.
(e)	Represents the current yield as of report date.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

STEP — Step Coupon Bond

Continued

Sterling Capital Corporate Fund

Schedule of Portfolio Investments
September 30, 2020

Principal Amount		Fair Value
CORPORATE BONDS — 97.4%
	Aerospace & Defense — 1.0%
$165,000	Raytheon Technologies Corp., 4.125%, 11/16/28	$195,381
	Automobiles — 2.8%
139,000	Advance Auto Parts, Inc., 1.750%, 10/1/27	138,587
42,000	Ford Motor Co., 8.500%, 4/21/23	45,780
200,000	Ford Motor Credit Co., LLC, 5.085%, 1/7/21	200,250
140,000	General Motors Financial Co., Inc., 3.550%, 7/8/22	144,651
		529,268
	Banks — 17.4%
200,000	Australia & New Zealand Banking Group, Ltd., 2.950%, (5-Year Treasury Constant Maturity plus 1.29%), 7/22/30(a)(b)	207,290
400,000	Bank of America Corp., 3.419%, (LIBOR USD 3-Month plus 1.04%), 12/20/28(c)	445,110
200,000	Barclays PLC, 4.338%, (LIBOR USD 3-Month plus 1.36%), 5/16/24(c)	214,709
185,000	Capital One Financial Corp., 3.200%, 2/5/25	199,861
280,000	Citigroup, Inc., 4.412%, (SOFR plus 3.91%), 3/31/31(c)	335,643
250,000	Cooperatieve Rabobank UA, 3.950%, 11/9/22	265,647
250,000	JPMorgan Chase & Co., 4.452%, (LIBOR USD 3-Month plus 1.33%), 12/5/29(c)	300,574
200,000	Lloyds Banking Group PLC, 4.582%, 12/10/25	219,828
375,000	Morgan Stanley, MTN, 3.622%, (SOFR plus 3.12%), 4/1/31(c)	430,867
135,000	PNC Financial Services Group, Inc. (The), Series O, 6.750%, (LIBOR USD 3-Month plus 3.68%),(c)(d)	138,415
135,000	Toronto-Dominion Bank (The), 3.625%, (5 yr. Swap Semi 30/360 USD plus 2.21%), 9/15/31(b)	151,729
130,000	Wells Fargo & Co., MTN, 3.550%, 9/29/25	144,728
250,000	Zions Bancorp NA, 3.500%, 8/27/21	255,198
		3,309,599
	Beverages — 2.8%
100,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc., 3.650%, 2/1/26	112,100
155,000	Bacardi, Ltd., 4.450%, 5/15/25(a)	173,127
115,000	Coca-Cola Co. (The), 2.250%, 9/1/26	124,372
120,000	Constellation Brands, Inc., 3.150%, 8/1/29	130,992
		540,591
	Capital Goods — 0.8%
135,000	Keysight Technologies, Inc., 4.550%, 10/30/24	152,499
	Chemicals — 1.8%
115,000	Albemarle Corp., 1.330%, (LIBOR USD 3-Month plus 1.05%), 11/15/22(e)	114,585
87,000	FMC Corp., 3.450%, 10/1/29	96,892
110,000	Westlake Chemical Corp., 3.600%, 8/15/26	120,834
		332,311
	Commercial Services & Supplies — 2.3%
106,000	H&E Equipment Services, Inc., 5.625%, 9/1/25	110,505
59,000	Service Corp. International, 3.375%, 8/15/30	59,074
141,000	Waste Connections, Inc., 3.500%, 5/1/29	160,536
110,000	WPP Finance 2010, 3.625%, 9/7/22	115,448
		445,563
Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Diversified Financial Services — 6.8%
$150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.500%, 9/15/23	$154,583
190,000	Ares Finance Co., LLC, 4.000%, 10/8/24(a)	203,106
120,000	Avolon Holdings Funding, Ltd., 3.625%, 5/1/22(a)	117,918
250,000	Credit Suisse Group AG, 2.593%, (SOFR plus 1.56%), 9/11/25(a)(c)	261,062
253,000	Goldman Sachs Group, Inc. (The), 4.250%, 10/21/25	287,838
60,000	Jefferies Group, LLC/Jefferies Group Capital Finance, Inc., 4.850%, 1/15/27	67,765
168,000	KKR Group Finance Co. VI, LLC, 3.750%, 7/1/29(a)	193,275
		1,285,547
	Diversified Telecommunication Services — 3.7%
129,000	AT&T, Inc., 4.100%, 2/15/28	149,343
200,000	Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 4.738%, 3/20/25(a)	216,250
150,000	Telefonica Emisiones SA, 4.103%, 3/8/27	170,617
139,000	Verizon Communications, Inc., 4.016%, 12/3/29	166,447
		702,657
	Electric Utilities — 2.8%
200,000	Appalachian Power Co., 4.600%, 3/30/21	202,020
82,000	Energizer Holdings, Inc., 4.750%, 6/15/28(a)	84,862
170,000	Exelon Generation Co., LLC, 3.250%, 6/1/25	185,851
55,000	Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.500%, 8/15/28(a)	57,063
		529,796
	Energy Equipment & Services — 5.3%
5,000	Cheniere Energy, Inc., 4.625%, 10/15/28(a)	5,131
105,000	Energy Transfer Operating L.P., 4.050%, 3/15/25	110,364
100,000	EQM Midstream Partners L.P., 6.000%, 7/1/25(a)	103,125
89,000	Hess Corp., 7.875%, 10/1/29	111,413
86,000	Kinder Morgan, Inc., 4.300%, 6/1/25	96,865
165,000	Midwest Connector Capital Co., LLC, 3.900%, 4/1/24(a)	166,461
105,000	MPLX L.P., 5.250%, 1/15/25	108,599
10,000	NuStar Logistics L.P., 5.750%, 10/1/25	10,328
187,000	Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.400%, 11/15/26(a)	204,649
82,000	Sabine Pass Liquefaction, LLC, 5.625%, 3/1/25	93,795
		1,010,730
	Entertainment — 0.1%
15,000	Live Nation Entertainment, Inc., 4.750%, 10/15/27(a)	14,048
	Equity Real Estate Investment Trusts (REITS) — 13.3%
157,000	American Tower Trust, 3.652%, 3/23/28(a)	170,326
135,000	Crown Castle International Corp., 3.300%, 7/1/30	147,632
115,000	Duke Realty L.P., 3.250%, 6/30/26	127,516
111,000	ESH Hospitality, Inc., 5.250%, 5/1/25(a)	112,110

See accompanying Notes to the Financial Statements.

Sterling Capital Corporate Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Equity Real Estate Investment Trusts (REITS) — (continued)
$117,000	Federal Realty Investment Trust, 3.500%, 6/1/30	$126,588
186,000	Healthcare Realty Trust, Inc., 3.625%, 1/15/28	203,858
123,000	Healthcare Trust of America Holdings L.P., 3.100%, 2/15/30	132,358
100,000	Iron Mountain, Inc., 5.250%, 7/15/30(a)	104,250
56,000	iStar, Inc., 4.750%, 10/1/24	54,180
233,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	246,434
208,000	Kimco Realty Corp., 2.800%, 10/1/26	222,202
50,000	Life Storage L.P., 2.200%, 10/15/30	49,872
189,000	Physicians Realty L.P., 4.300%, 3/15/27	198,241
128,000	Sabra Health Care L.P., 4.800%, 6/1/24	134,498
165,000	Spirit Realty L.P., 3.400%, 1/15/30	164,051
121,000	Starwood Property Trust, Inc., 3.625%, 2/1/21	120,915
19,000	Starwood Property Trust, Inc., 5.000%, 12/15/21	18,810
200,000	WEA Finance, LLC, 2.875%, 1/15/27(a)	197,288
		2,531,129
	Food Products — 2.6%
45,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons, LLC, 3.500%, 2/15/23(a)	45,754
160,000	Conagra Brands, Inc., 4.300%, 5/1/24	178,510
70,000	Kraft Heinz Foods Co., 3.875%, 5/15/27(a)	74,145
161,000	Smithfield Foods, Inc., 5.200%, 4/1/29(a)	188,342
		486,751
	Food, Beverage & Tobacco — 0.3%
61,000	CVS Health Corp., 3.700%, 3/9/23	65,367
	Health Care Providers & Services — 0.6%
105,000	HCA, Inc., 5.000%, 3/15/24	117,633
	Hotels, Restaurants & Leisure — 0.5%
60,000	Prime Security Services Borrower, LLC/Prime Finance, Inc., 3.375%, 8/31/27(a)	57,555
45,000	Prime Security Services Borrower, LLC/Prime Finance, Inc., 6.250%, 1/15/28(a)	45,563
		103,118
	Industrial Conglomerates — 1.2%
214,000	Carlisle Cos., Inc., 3.500%, 12/1/24	234,589
	Insurance — 8.0%
155,000	Alleghany Corp., 4.950%, 6/27/22	164,769
160,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	173,241
180,000	CBRE Services, Inc., 5.250%, 3/15/25	206,399
110,000	Jackson National Life Global Funding, 3.250%, 1/30/24(a)	117,998
55,000	Liberty Mutual Group, Inc., 4.250%, 6/15/23(a)	60,293
125,000	Liberty Mutual Group, Inc., 4.569%, 2/1/29(a)	150,805
164,000	Radian Group, Inc., 4.875%, 3/15/27	164,000
165,000	RenaissanceRe Finance, Inc., 3.450%, 7/1/27	180,200
270,000	Symetra Financial Corp., 4.250%, 7/15/24	297,204
		1,514,909
	IT Services — 1.0%
175,000	Fiserv, Inc., 2.750%, 7/1/24	186,949
Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Media — 5.0%
$165,000	Charter Communications Operating,LLC/Charter Communications Operating Capital, 4.200%, 3/15/28	$187,262
158,000	Comcast Corp., 4.150%, 10/15/28	190,393
110,000	Diamond Sports Group, LLC/Diamond Sports Finance Co., 6.625%, 8/15/27(a)	57,269
143,000	Discovery Communications, LLC, 3.950%, 3/20/28	162,677
95,000	Nexstar Broadcasting, Inc., 4.750%, 11/1/28(a)	96,762
69,000	Outfront Media Capital, LLC/Outfront Media Capital Corp., 6.250%, 6/15/25(a)	71,070
165,000	ViacomCBS, Inc., 3.875%, 4/1/24	179,795
		945,228
	Metals & Mining — 2.3%
44,000	Freeport-McMoRan, Inc., 4.125%, 3/1/28	44,550
115,000	Glencore Funding, LLC, 4.125%, 5/30/23(a)	123,290
124,000	Nucor Corp., 3.950%, 5/1/28	144,524
125,000	Southern Copper Corp., 3.500%, 11/8/22	131,240
		443,604
	Multi-Utilities — 3.1%
200,000	Entergy Louisiana, LLC, 4.440%, 1/15/26	230,863
165,000	Progress Energy, Inc., 3.150%, 4/1/22	170,383
165,000	Sempra Energy, 3.550%, 6/15/24	178,617
		579,863
	Oil, Gas & Consumable Fuels — 2.9%
107,000	Diamondback Energy, Inc., 5.375%, 5/31/25	111,103
84,000	HollyFrontier Corp., 5.875%, 4/1/26	92,034
146,000	Marathon Petroleum Corp., 5.375%, 10/1/22	146,000
100,000	Newfield Exploration Co., 5.625%, 7/1/24	97,005
91,000	WPX Energy, Inc., 5.875%, 6/15/28	95,095
		541,237
	Pharmaceuticals — 0.7%
125,000	AbbVie, Inc., 3.600%, 5/14/25	138,550
	Semiconductors & Semiconductor Equipment — 2.2%
164,000	Broadcom, Inc., 4.150%, 11/15/30	184,228
130,000	Microchip Technology, Inc., 3.922%, 6/1/21	132,877
100,000	ON Semiconductor Corp., 3.875%, 9/1/28(a)	101,407
		418,512
	Software — 1.9%
145,000	Apple, Inc., 1.650%, 5/11/30	150,200
207,000	International Business Machines Corp., 1.950%, 5/15/30	213,557
		363,757
	Specialty Retail — 2.7%
103,000	Alimentation Couche-Tard, Inc., 3.550%, 7/26/27(a)	115,283
135,000	ERAC USA Finance, LLC, 3.800%, 11/1/25(a)	150,284
125,000	Lowe’s Cos., Inc., 2.500%, 4/15/26	135,511
106,000	Match Group Holdings II, LLC, 4.125%, 8/1/30(a)	107,225
		508,303
	Textiles, Apparel & Luxury Goods — 0.5%
91,000	CoStar Group, Inc., 2.800%, 7/15/30(a)	94,293

Continued

Sterling Capital Corporate Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Tobacco — 1.0%
$180,000	BAT Capital Corp., 3.557%, 8/15/27	$194,402
	Total Corporate Bonds (Cost $17,478,071)	18,516,184

U.S. TREASURY NOTES — 0.2%
38,100	0.625%, 5/15/30	37,987
	Total U.S. Treasury Notes (Cost $38,112)	37,987
Shares
PREFERRED STOCKS — 0.9%
	Equity Real Estate Investment Trusts (REITS) — 0.3%
2,189	Public Storage	56,695
	Trading Companies & Distributors — 0.6%
3,900	WESCO International, Inc.	109,200
	Total Preferred Stocks (Cost $158,441)	165,895

MONEY MARKET FUND — 0.8%
157,320	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(f)	157,320
	Total Money Market Fund (Cost $157,320)	157,320
Fair Value
Total Investments — 99.3% (Cost $17,831,944)	$18,877,386
Net Other Assets (Liabilities) — 0.7%	134,578
NET ASSETS — 100.0%	$19,011,964

(a)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2020. The maturity date reflected is the final maturity date.

(c)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2020. The maturity date reflected is the final maturity date.

(f)	Represents the current yield as of report date.

MTN — Medium Term Note

Continued

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments
September 30, 2020

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 18.7%
$346,621	Aegis Asset Backed Securities Trust, Series 2005-5, Class 1A4, 0.498%, (LIBOR USD 1-Month plus 0.35%), 12/25/35(a)	$343,116
230,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class B, 2.540%, 7/18/24	236,897
168,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class B, 3.130%, 2/18/25	174,393
52,015	Argent Securities, Inc. Asset-Backed Pass Through Certificates, Series 2005-W3, Class A2D, 0.488%, (LIBOR USD 1-Month plus 0.34%), 11/25/35(a)	51,858
350,000	ARI Fleet Lease Trust, Series 2018-A, Class A3, 2.840%, 10/15/26(b)	355,600
500,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-1A, Class A, 3.070%, 9/20/23(b)	511,834
300,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-2A, Class A, 2.970%, 3/20/24(b)	309,606
53,990	Bear Stearns Asset Backed Securities I Trust, Series 2004-HE11, Class M2, 1.723%, (LIBOR USD 1-Month plus 1.58%), 12/25/34(a)	54,100
355,000	Capital Auto Receivables Asset Trust, Series 2018-1, Class B, 3.090%, 8/22/22(b)	361,869
61,067	Chesapeake Funding II, LLC, Series 2018-3A, Class A1, 3.390%, 1/15/31(b)	62,971
450,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39	660,026
13,732	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.016%, 6/25/37	14,011
170,357	Encore Credit Receivables Trust, Series 2005-4, Class M2, 0.808%, (LIBOR USD 1-Month plus 0.66%), 1/25/36(a)	170,163
401,403	Enterprise Fleet Financing, LLC, Series 2019-2, Class A2, 2.290%, 2/20/25(b)	408,472
450,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/31(b)	495,773
250,000	Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.040%, 8/15/31(b)	261,958
91,554	GSAMP Trust, Series 2006-SEA1, Class M1, 0.648%, (LIBOR USD 1-Month plus 0.50%), 5/25/36(a)(b)	91,240
176,372	Home Equity Asset Trust, Series 2005-7, Class M1, 0.598%, (LIBOR USD 1-Month plus 0.45%), 1/25/36(a)	175,724
67,425	Home Equity Asset Trust, Series 2005-8, Class M1, 0.578%, (LIBOR USD 1-Month plus 0.43%), 2/25/36(a)	67,214
169,111	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 0.853%, (LIBOR USD 1-Month plus 0.71%), 6/25/35(a)	168,936
85,491	New Century Home Equity Loan Trust, Series 2005-4, Class M2, 0.658%, (LIBOR USD 1-Month plus 0.51%), 9/25/35(a)	85,582
179,947	Park Place Securities, Inc. Asset-Backed Pass Through Certificates, Series 2005-WHQ2, Class M2, 0.838%, (LIBOR USD 1-Month plus 0.69%), 5/25/35(a)	179,261
151,749	Park Place Securities, Inc. Asset-Backed Pass Through Certificates, Series 2005-WCW3, Class M1, 0.628%, (LIBOR USD 1-Month plus 0.48%), 8/25/35(a)	151,668
Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$39,337	RAMP Trust, Series 2005-RZ4, Class M2, 0.648%, (LIBOR USD 1-Month plus 0.50%), 11/25/35(a)	$39,313
400,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class B, 0.690%, 3/17/25	400,171
221,111	Saxon Asset Securities Trust, Series 2004-3, Class M1, 1.048%, (LIBOR USD 1-Month plus 0.90%), 12/26/34(a)	215,399
500,000	SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX, 2.540%, 5/15/46(b)	519,164
108,410	United States Small Business Administration, Series 2010-20D, Class 1, 4.360%, 4/1/30	118,467
	Total Asset Backed Securities
	(Cost $6,383,207)	6,684,786

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.9%
88,445	Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	91,814
42,738	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	44,048
52,884	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A4, 5.500%, 2/25/35	54,425
10,000	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/20	9,958
54,149	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	55,325
97,645	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	101,221
192,600	Fannie Mae, Series 2003-21, Class OW, 4.000%, 3/25/33	218,127
57,101	Fannie Mae, Series 2003-19, Class AR, 5.500%, 3/25/33	65,072
380,000	Fannie Mae, Series 2011-131, Class PB, 4.500%, 12/25/41	453,523
585,000	Fannie Mae, Series 2013-30, Class PY, 3.000%, 4/25/43	634,711
68,894	FirstKey Mortgage Trust, Series 2014-1, Class A12, 3.500%, 11/25/44(b)(c)	71,078
22,700	Freddie Mac, Series 4079, Class WV, 3.500%, 3/15/27	23,639
195,000	Freddie Mac, Series 4097, Class CU, 1.500%, 8/15/27	200,574
373,434	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	418,111
180,000	Freddie Mac, Series 4230, Class VB, 2.500%, 12/15/31	183,997
120,033	Freddie Mac, Series 2485, Class WG, 6.000%, 8/15/32	140,603
400,000	Freddie Mac, Series 4160, Class HH, 2.500%, 12/15/32	406,502
180,167	Freddie Mac, Series 3440, Class EM, 5.000%, 4/15/38	205,010
310,683	Freddie Mac, Series 3816, Class HM, 4.500%, 5/15/40	343,309
500,000	Freddie Mac, Series 3714, Class PB, 4.750%, 8/15/40	624,334
45,214	Freddie Mac, Series 3803, Class PJ, 4.250%, 1/15/41	47,239

See accompanying Notes to the Financial Statements.

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$200,000	Freddie Mac, Series 3815, Class TB, 4.500%, 2/15/41	$240,932
96,279	Freddie Mac, Series 4293, Class MH, 3.000%, 12/15/41	103,269
400,000	Freddie Mac, Series 3989, Class JW, 3.500%, 1/15/42	449,783
500,000	Freddie Mac, Series 4650, Class BC, 3.500%, 5/15/43	532,318
449,665	Freddie Mac, Series 4508, Class UZ, 3.000%, 7/15/43	451,563
55,357	Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.500%, 11/25/57(b)(c)	55,861
122,945	Galton Funding Mortgage Trust, Series 2018-2, Class A41, 4.500%, 10/25/58(b)(c)	125,650
90,475	Ginnie Mae, Series 2004-69, Class GC, 5.500%, 4/20/34	104,405
31,081	Ginnie Mae, Series 2010-85, Class DQ, 3.000%, 12/20/39	31,959
212,288	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	219,603
39,591	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	38,907
37,056	RBSGC Mortgage Loan Trust, Series 2007-B, Class 3A1, 4.441%, 7/25/35(c)	37,754
	Total Collateralized Mortgage Obligations
	(Cost $6,286,134)	6,784,624

COMMERCIAL MORTGAGE-BACKED SECURITIES — 25.1%
500,000	CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49(c)	562,623
300,000	Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class AS, 4.544%, 11/10/46	326,340
492,148	COMM 2012-CCRE1 Mortgage Trust, Series 2012-CR1, Class A3, 3.391%, 5/15/45	502,446
75,000	COMM 2013-CCRE11 Mortgage Trust, Series 2013-CR11, Class A4, 4.258%, 8/10/50	81,667
75,000	COMM Mortgage Trust, Series 2012-CR1, Class AM, 3.912%, 5/15/45	77,650
250,000	COMM Mortgage Trust, Series 2017-COR2, Class A3, 3.510%, 9/10/50	279,670
500,000	CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, 3.718%, 8/15/48	551,206
200,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class C, 5.790%, 11/10/46(b)(c)	200,362
472,616	FRESB Mortgage Trust, Series 2017-SB36, Class A10F, 2.880%, 7/25/27(c)	496,673
175,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(b)	158,859
550,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class AS, 4.085%, 5/10/45	568,636
85,000	GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931%, 9/10/47	93,357
500,000	GS Mortgage Securities Trust, Series 2016-GS4, Class A4, 3.442%, 11/10/49(c)	557,012
272,000	GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377%, 5/12/53	290,950
250,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(b)(c)	236,001
Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	$110,454
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.720%, 12/15/49	569,118
91,861	Morgan Stanley Capital I Trust, Series 2011-C2, Class A4, 4.661%, 6/15/44(b)	94,111
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	337,040
100,000	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class C, 5.392%, 2/15/44(b)(c)	99,711
553,050	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 3/15/44(b)	556,834
536,000	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class A4, 4.902%, 6/15/44(b)(c)	543,036
177,863	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.667%, 11/15/44	180,922
350,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class A2, 3.431%, 6/15/45	360,953
200,000	WFRBS Commercial Mortgage Trust, Series 2012-C8, Class AS, 3.660%, 8/15/45	207,586
85,000	WFRBS Commercial Mortgage Trust, Series 2013-UBS1, Class A4, 4.079%, 3/15/46(c)	92,309
164,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	181,322
107,946	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.869%, 2/15/44(b)(c)	108,581
575,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(b)(c)	576,025
	Total Commercial Mortgage-Backed Securities
	(Cost $8,843,369)	9,001,454

CORPORATE BONDS — 1.8%
	Diversified Telecommunication Services — 1.0%
350,000	Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 4.738%, 3/20/25(b)	378,438
	Equity Real Estate Investment Trusts (REITS) — 0.8%
250,000	American Tower Trust, 3.652%, 3/23/28(b)	271,219
	Total Corporate Bonds
	(Cost $619,522)	649,657

MORTGAGE-BACKED SECURITIES — 33.5%
	Fannie Mae — 16.7%
264,586	3.000%, 1/1/31, Pool #BA6574	278,133
100,439	5.500%, 6/1/38, Pool #984277	116,536
56,901	5.500%, 8/1/38, Pool #995072	65,981
80,611	4.500%, 9/1/39, Pool #AC1830	90,565
66,589	4.500%, 10/1/40, Pool #AE4855	74,493
129,672	3.500%, 2/1/41, Pool #AH5646	144,337
225,766	4.000%, 3/1/41, Pool #AH4008	248,601
59,739	4.500%, 6/1/41, Pool #AC9298	66,455
176,452	5.000%, 7/1/41, Pool #AI5595	201,789
237,323	4.000%, 9/1/41, Pool #AJ1717	262,297
265,497	3.500%, 6/1/42, Pool #AB5373	287,854
72,226	4.500%, 10/1/44, Pool #MA2066	79,880

Continued

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Fannie Mae — (continued)
$239,276	4.000%, 12/1/44, Pool #MA2127	$262,555
245,085	4.500%, 1/1/45, Pool #MA2158	269,655
271,579	3.500%, 3/1/45, Pool #AS4552	296,401
359,960	4.000%, 10/1/45, Pool #AL7487	390,425
207,206	4.000%, 11/1/46, Pool #MA2808	224,400
208,697	3.000%, 2/1/47, Pool #BE2329	219,575
174,763	4.000%, 5/1/47, Pool #BE9598	187,911
164,342	4.500%, 11/1/47, Pool #BM3286	178,620
351,877	3.500%, 12/1/47, Pool #CA0833	372,487
206,886	4.500%, 5/1/48, Pool #CA1711	224,051
318,210	3.500%, 9/1/49, Pool #BJ9608	335,313
516,033	3.500%, 6/1/50, Pool #CA6097	547,721
518,381	2.500%, 7/1/50, Pool #CA6307	546,188
		5,972,223
	Freddie Mac — 12.5%
87,902	4.000%, 11/1/32, Pool #ZS8993	95,885
398,962	3.500%, 5/1/35, Pool #C91829	431,301
284,719	4.000%, 5/1/37, Pool #ZA2461	307,721
35,747	5.500%, 10/1/39, Pool #A89387	41,198
61,282	5.000%, 4/1/40, Pool #A91812	70,099
109,722	5.500%, 4/1/40, Pool #C03467	124,959
53,632	5.000%, 8/1/40, Pool #C03491	61,658
125,687	4.000%, 11/1/40, Pool #A94742	139,698
151,001	4.000%, 12/1/40, Pool #A95447	167,620
308,642	3.500%, 8/1/42, Pool #Q10324	335,359
411,839	3.500%, 3/1/43, Pool #U99045	447,673
331,666	3.500%, 1/1/45, Pool #Q30876	361,960
262,996	3.500%, 3/1/45, Pool #U99124	285,797
231,946	3.000%, 1/1/46, Pool #G08686	244,153
267,408	4.000%, 4/1/46, Pool #Q40048	289,878
235,886	3.500%, 12/1/47, Pool #Q52955	250,068
463,605	2.500%, 11/1/49, Pool #QA4396	486,681
323,164	3.000%, 1/1/50, Pool #QA6230	338,871
		4,480,579
	Ginnie Mae — 0.0%
13,824	4.000%, 12/20/40, Pool #755678	15,172
	UMBS (TBA) — 4.3%
1,500,000	2.000%, 10/1/50	1,550,859
	Total Mortgage-Backed Securities
	(Cost $11,568,610)	12,018,833
Shares		Fair Value
MONEY MARKET FUND — 6.2%
2,203,499	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(d)	$2,203,499
	Total Money Market Fund
	(Cost $2,203,499)	2,203,499

Total Investments — 104.2%
(Cost $35,904,341)		37,342,853
Net Other Assets (Liabilities) — (4.2)%		(1,506,300)
NET ASSETS — 100.0%		$35,836,553

(a)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2020. The maturity date reflected is the final maturity date.
(b)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(c)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2020. The maturity date reflected is the final maturity date.
(d)	Represents the current yield as of report date.

STEP — Step Coupon Bond

TBA — To-Be-Announced

Continued

Sterling Capital Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments
September 30, 2020

Principal Amount		Fair Value
MUNICIPAL BONDS — 95.2%
	Kentucky — 95.2%
$210,000	Bowling Green, KY, Advance Refunding G.O., Series C, Callable 6/1/26 @ 102, 4.000%, 6/1/27	$254,304
300,000	Bowling Green, KY, Independent School District Finance Corp., School Improvements Revenue, (State Intercept), 5.000%, 8/1/24	350,592
115,000	Boyle County School District Finance Corp., School Improvements Revenue Bonds, (State Intercept), 3.000%, 2/1/22	119,073
250,000	Campbell Kenton & Boone Counties Sanitation District No. 1, Advance Refunding Revenue, Callable 8/1/26 @ 100, 5.000%, 8/1/29	310,685
195,000	Commonwealth of Kentucky, Certificate of Participation, Public Facilities, State Office Building Project, Callable 4/15/28 @ 100, OID, 4.000%, 4/15/48	216,641
300,000	Commonwealth of Kentucky, Certificate of Participation, Public Improvements, Callable 6/15/25 @ 100, 5.000%, 6/15/34	347,376
300,000	Eastern Kentucky University, Refunding Revenue, Series A, (State Intercept), 5.000%, 4/1/24	337,113
300,000	Eastern Kentucky University, University & College Improvements Revenue, Series A (State Intercept), 5.000%, 4/1/25	346,470
165,000	Fayette County School District Finance Corp., KY, School Improvements Revenue Bonds, Series A, Callable 8/1/28 @ 100, (State Intercept), 4.000%, 8/1/31	198,005
250,000	Fayette County School District Finance Corp., School Improvements Revenue, Series A, Callable 5/1/26 @ 100, (State Intercept), 4.000%, 5/1/38	279,563
150,000	Franklin County, KY, Public Properties Corp., Justice Center Project, Advance Refunding Revenue, 4.000%, 4/1/28	178,505
200,000	Hopkinsville, KY, Refunding G.O., Series A, 4.000%, 10/1/24	228,224
300,000	Jefferson County, KY, School District Finance Corp., School Improvements Revenue Bonds, Series C, Callable 12/1/25 @ 100, (State Intercept), 4.000%, 12/1/28	344,877
255,000	Jefferson County, KY, School District Finance Corp., School Improvements Revenue, Series A, Callable 4/1/25 @ 100, 5.000%, 4/1/27	302,570
125,000	Kenton County Airport Board, Airport & Marina Improvements Revenue, Callable 1/1/29 @ 100, 5.000%, 1/1/31	158,385
135,000	Kenton County, KY, Refunding Revenue, G.O., Series A, 5.000%, 4/1/27	170,618
250,000	Kentucky Asset/Liability Commission, Project Notes, Federal Highway Trust Transit Improvements Revenue, First Series, Callable 9/1/23 @ 100, 5.250%, 9/1/25	279,180
400,000	Kentucky Association of Counties Finance Corp., Public Improvements Revenue, First Series B, 4.000%, 2/1/25	456,220
200,000	Kentucky Association of Counties Finance Corp., Water Utility Improvements Revenue, Series B, 5.000%, 2/1/26	243,728
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Kentucky — (continued)
$210,000	Kentucky Bond Development Corp., Recreational Facility Improvements Revenue, Callable 9/1/28 @ 100, 5.000%, 9/1/35	$240,777
295,000	Kentucky Economic Development Finance Authority, KY, Health, Hospital, Nursing Home Improvements Revenue Bonds, Series B, Callable 8/15/27 @ 100, 5.000%, 8/15/28	360,053
120,000	Kentucky Infrastructure Authority, Wastewater & Drinking Water Revolving, Advance Refunding Revenue, Callable 2/1/26 @ 100, 5.000%, 2/1/27	146,709
250,000	Kentucky Rural Water Finance Corp., Flexible Term Program, Refunding & Improvements Revenue, Series B, Callable 11/2/20 @ 100, 4.000%, 2/1/21	250,615
130,000	Kentucky State Property & Building Commission, Project No. 112, Series A, Public Improvements Revenue, Callable 2/1/26 @ 100, 5.000%, 2/1/27	156,519
200,000	Kentucky State Property & Building Commission, Project No. 114, University & College Improvements Revenue, Callable 10/1/26 @ 100, 5.000%, 10/1/28	245,752
250,000	Kentucky State Property & Building Commission, Project No. 116, University & College Improvements Revenue, (AGM-State Intercept), 5.000%, 10/1/26	310,373
200,000	Kentucky State Property & Building Commission, Project No. 117, Series B, Public Improvements Revenue, Callable 5/1/27 @ 100, 5.000%, 5/1/28	247,244
270,000	Kentucky State Property & Building Commission, Project No. 119, Public Improvements Revenue, Callable 5/1/28 @ 100, 5.000%, 5/1/37	325,201
280,000	Kentucky State Property & Building Commission, Refunding Revenue, Callable 8/1/25 @ 100, 5.000%, 8/1/31	323,593
200,000	Kentucky Turnpike Authority, Revitalization Project, Advance Refunding Revenue, Series B, 5.000%, 7/1/25	237,720
250,000	Laurel County, KY, Correctional Facilities Improvements G.O., Series A, Callable 5/1/27 @ 100, (BAM), 5.000%, 5/1/28	315,175
300,000	Laurel County, KY, School District Finance Corp., Refunding Revenue, Callable 3/1/25 @ 100 (State Intercept), 4.000%, 6/1/25	343,470
250,000	Lexington-Fayette, KY, Urban County Government Public Facilities Corp., Court Facilities Project, Current Refunding Revenue Bonds, Callable 10/1/26 @ 100, 5.000%, 10/1/27	308,180
325,000	Louisville & Jefferson County, KY, Metropolitan Government, Center City Project, Refunding Notes, G.O., Callable 12/1/25 @ 100, 5.000%, 12/1/28	397,069
250,000	Louisville & Jefferson County, KY, Metropolitan Government, Refunding G.O., Series F, Callable 11/1/24 @ 100, 4.000%, 11/1/26	285,643

See accompanying Notes to the Financial Statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Kentucky — (continued)
$200,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Improvements Revenue, Series A, 5.000%, 5/15/25	$242,576
250,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 11/15/21 @ 100, 5.000%, 5/15/30	262,423
250,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 5/15/28 @ 100, 4.000%, 5/15/32	299,477
160,000	Louisville Water Co., Metro Government Waterworks Board, Water Utility Improvements Revenue, 5.000%, 11/15/24	190,952
170,000	McCracken County School District Finance Corp., School Building Revenue Bonds, School Improvements Revenue, (State Intercept), 5.000%, 6/1/22	183,133
300,000	Murray, KY, School District Finance Corp., School Improvements Revenue, (State Intercept), 5.000%, 3/1/27	376,638
200,000	Northern Kentucky University, University & College Improvements Revenue, Series A, Callable 9/1/26 @ 100, (AGM-State Intercept), 4.000%, 9/1/29	226,666
105,000	Northern Kentucky Water District, Refunding Revenue, Series B, Callable 8/1/23 @ 100, 4.000%, 2/1/24	116,080
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Kentucky — (continued)
$250,000	Taylor County, KY, Public Courthouse Corp., Justice Center Project, Refunding Revenue, Callable 9/1/26 @ 100, 4.000%, 9/1/27	$287,463
	Total Municipal Bonds (Cost $11,103,902)	11,801,630
Shares
MONEY MARKET FUND — 3.8%
465,816	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(a)	465,816
	Total Money Market Fund (Cost $465,816)	465,816
Total Investments — 99.0% (Cost $11,569,718)		12,267,446
Net Other Assets (Liabilities) — 1.0%		126,280
NET ASSETS — 100.0%		$12,393,726

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

BAM — Build America Mutual

G.O. — General Obligation

OID — Original Issue Discount

Continued

Sterling Capital Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments
September 30, 2020

Principal Amount		Fair Value
MUNICIPAL BONDS — 94.7%
	District of Columbia — 3.4%
$350,000	Washington Metropolitan Area Transit Authority, Series A-1, Advance Refunding Revenue Bonds, 5.000%, 7/1/26	$435,817
	Maryland — 91.3%
415,000	Anne Arundel County, MD, Consolidated Water & Sewer Improvements, G.O., Callable 10/1/29 @ 100, 5.000%, 10/1/31	558,872
250,000	Baltimore City, MD, Senior Refunding Revenue Bonds, Series D, Callable 1/1/25 @ 100, 5.000%, 7/1/30	292,980
190,000	Baltimore County, MD, Consolidated Public Improvements, Refunding Notes, G.O., Callable 3/1/29 @ 100, 4.000%, 3/1/39	226,750
400,000	Calvert County, MD, County Commissioners Public Improvements, School Improvements G.O., Callable 7/1/29 @ 100, 4.000%, 7/1/31	498,448
200,000	Cecil County, MD, Consolidated Public School Improvements, Advance Refunding G.O., 4.000%, 2/1/24	224,890
250,000	Charles County, MD, Consolidated Public School Improvements G.O., Callable 7/15/23 @ 100, 5.000%, 7/15/25	283,473
400,000	Dorchester County, MD, Telecommunications Improvements, G.O., Callable 1/1/28 @ 100, 5.000%, 1/1/31	511,288
200,000	Harford County, MD, Public Improvements, G.O., Series A, Callable 10/1/29 @ 100, 5.000%, 10/1/31	269,336
275,000	Howard County, MD, Housing Commission, General Capital Improvement Program, Local Multifamily Housing Revenue, 4.000%, 6/1/22	289,432
420,000	Maryland Economic Development Corp., Public Health Laboratory Public Improvements Revenue, Callable 6/1/21 @ 100, 5.000%, 6/1/26	433,339
250,000	Maryland Health & Higher Educational Facilities Authority, Anne Arundel Health System, Advance Refunding Revenue Bonds, Callable 7/1/27 @ 100, 5.000%, 7/1/28	305,923
300,000	Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Hospital, Nursing Home Improvements, Refunding Revenue, Series A, Callable 7/1/25 @ 103, 5.000%, 7/1/43	327,699
250,000	Maryland Health & Higher Educational Facilities Authority, Calvert Health System, Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 7/1/23 @ 100, OID, 5.000%, 7/1/38	267,637
250,000	Maryland Health & Higher Educational Facilities Authority, Greater Baltimore Medical Center, Refunding Revenue, Series A, Callable 7/1/22 @ 100, 5.000%, 7/1/26	270,140
250,000	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100, 5.000%, 7/1/25	271,057
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$470,000	Maryland Health & Higher Educational Facilities Authority, Lifebridge Health, Current Refunding Revenue Bonds, Callable 7/1/27 @ 100, 5.000%, 7/1/32	$568,832
250,000	Maryland Health & Higher Educational Facilities Authority, Maryland Institute College of Art, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	265,395
400,000	Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Refunding Revenue, 5.000%, 7/1/22	428,432
100,000	Maryland Health & Higher Educational Facilities Authority, Variable Refunding University of Maryland, Health, Hospital, Nursing Home Improvements, Advance Refunding Revenue Bonds, Callable 1/1/27 @ 100, 5.000%, 7/1/45	124,125
250,000	Maryland Stadium Authority, Construction & Revitalization, School Improvements Revenue, Callable 5/1/28 @ 100, 5.000%, 5/1/35	306,387
400,000	Maryland Stadium Authority, Refunding Revenue, 5.000%, 6/15/23	451,276
250,000	Montgomery County, MD, Consolidated Public Improvements, Refunding G.O., Series A, Callable 11/1/28 @ 100, 5.000%, 11/1/32	327,020
250,000	Montgomery County, MD, Department Liquor Control Public Improvements Revenue, Series A, Callable 4/1/21 @ 100, OID, 4.500%, 4/1/26	255,315
250,000	Montgomery County, MD, West Germantown Development District, Refunding, Special Tax, 4.000%, 7/1/23	274,205
400,000	Prince George’s County, MD, Consolidated Public School Improvements, G.O., Series A, Callable 9/1/24 @ 100, 4.000%, 9/1/25	458,024
250,000	St. Mary’s College of Maryland, Academic Fees & Auxiliary, Refunding Revenue, (BAM), 4.000%, 9/1/25	282,265
250,000	State of Maryland, State and Local Facilities Loan First Series, Public Improvements, G.O., Callable 3/15/29 @ 100, 5.000%, 3/15/32	330,125
250,000	State Of Maryland, State and Local Facilities Loan Second Series, School Improvements, G.O., Callable 8/1/28 @ 100, 5.000%, 8/1/31	325,695
175,000	Washington County, MD, Current Refunding, G.O., 5.000%, 7/1/29	236,953
400,000	Washington Suburban Sanitary Commission, Consolidated Public Water Utility Improvements, G.O., (County Guaranteed), 4.000%, 6/1/24	455,532
400,000	Washington Suburban Sanitary Commission, Consolidated Public Water Utility Improvements, G.O., Callable 6/1/26 @ 100, (County Guaranteed), 5.000%, 6/1/27	500,172
500,000	Washington Suburban Sanitary Commission, Consolidated Public Water Utility Improvements, G.O., Callable 6/1/26 @ 100, (County Guaranteed), 5.000%, 6/1/38	604,065

See accompanying Notes to the Financial Statements.

Sterling Capital Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$400,000	Worcester County, MD, Consolidated Public Improvements, School Improvements G.O., Callable 8/1/29 @ 100, 4.000%, 8/1/32	$493,688
		11,718,770
	Total Municipal Bonds (Cost $11,423,115)	12,154,587
Shares
MONEY MARKET FUND — 4.4%
560,695	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(a)	560,695
	Total Money Market Fund (Cost $560,695)	560,695
Total Investments — 99.1% (Cost $11,983,810)		12,715,282
Net Other Assets (Liabilities) — 0.9%		114,952
NET ASSETS — 100.0%		$12,830,234

(a)	Represents the current yield as of report date.

BAM — Build America Mutual

G.O. — General Obligation

OID — Original Issue Discount

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments
September 30, 2020

Principal Amount		Fair Value
MUNICIPAL BONDS — 95.4%
	North Carolina — 95.4%
$1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/24	$1,077,990
1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,076,770
1,000,000	Broad River Water Authority, Water System Refunding Revenue, 5.000%, 6/1/24	1,160,180
1,025,000	Buncombe County Metropolitan Sewerage District, Sewer Improvements Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/39	1,177,848
1,475,000	Buncombe County, NC, Advance Refunding Revenue Limited Obligation, Callable 6/1/25 @ 100, 5.000%, 6/1/28	1,761,740
1,175,000	Buncombe County, NC, School Improvements, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/29	1,370,203
1,010,000	Cape Fear Public Utility Authority, Advance Refunding Revenue Bonds, 5.000%, 8/1/25	1,234,473
1,895,000	Cape Fear Public Utility Authority, Refunding Revenue Bonds, Series A, Callable 8/1/29 @ 100, 4.000%, 8/1/38	2,251,620
1,475,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/26	1,533,218
1,000,000	Charlotte, NC, Charlotte Douglas International Airport Refunding Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/31	1,143,950
1,000,000	Charlotte, NC, Convention Facility, Refunding Revenue, Certification of Participation, Callable 6/1/29 @ 100, 5.000%, 6/1/30	1,323,290
1,000,000	Charlotte, NC, Convention Facility, Refunding Revenue, Certification of Participation, Callable 6/1/29 @ 100, 5.000%, 6/1/31	1,315,500
1,000,000	Charlotte, NC, Convention Facility, Refunding Revenue, Certification of Participation, Callable 6/1/29 @ 100, 5.000%, 6/1/32	1,306,910
2,275,000	Charlotte, NC, Recreational Facilities Improvements Revenue, Callable 12/1/28 @ 100, 5.000%, 12/1/33	2,937,435
1,520,000	Charlotte, NC, Recreational Facilities Improvements Revenue, Callable 12/1/28 @ 100, 5.000%, 12/1/34	1,957,152
2,180,000	Charlotte, NC, Refunding G.O., Series A, Callable 6/1/29 @ 100, 5.000%, 6/1/30	2,931,751
1,875,000	Charlotte, NC, Refunding Revenue G.O., Series A, 5.000%, 7/1/25	2,294,100
2,295,000	Charlotte, NC, Water & Sewer System Revenue, Refunding Revenue, 5.000%, 7/1/27	2,979,805
3,000,000	Charlotte, NC, Water & Sewer System Revenue, Refunding Revenue, Callable 7/1/28 @ 100, 5.000%, 7/1/36	3,827,970
3,100,000	Charlotte-Mecklenburg Hospital Authority(The), NC, Current Refunding Revenue, Series A, Callable 1/15/22 @ 100, 5.000%, 1/15/30	3,253,171
3,000,000	Charlotte-Mecklenburg Hospital Authority(The), NC, Refunding Revenue Bonds, Series-C, Callable 10/5/20 @ 100, 0.050%, 1/15/37	3,000,000
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$2,035,000	Chatham County, NC, Refunding Revenue (County Guaranteed), 5.000%, 12/1/28	$2,521,874
2,500,000	Durham Capital Financing Corp., Refunding Revenue Limited Obligation, Callable 6/1/23 @ 100, 5.000%, 6/1/38	2,820,075
1,225,000	East Carolina University, University & College Improvements Revenue, Series A, Callable 4/1/26 @ 100, 5.000%, 10/1/27	1,500,931
1,000,000	Elizabeth City State University, Board of Governors of NC, Advance Refunding Revenue Bonds (AGM), Callable 4/1/29 @ 100, 5.000%, 4/1/40	1,188,390
1,750,000	Fayetteville, NC, Public Works Commission, Electric Light & Power Improvements Revenue, Callable 3/1/24 @ 100, 4.000%, 3/1/27	1,949,307
1,690,000	Fayetteville, NC, Public Works Commission, Multi-Utility Improvements Revenue, Callable 3/1/28 @ 100, 5.000%, 3/1/29	2,185,694
3,000,000	Forsyth County NC, Public Improvements, G.O., Series B, Callable 3/1/29 @ 100, 5.000%, 3/1/31	4,002,570
2,200,000	Forsyth County NC, Refunding Revenue, G.O., 5.000%, 7/1/26	2,774,838
1,675,000	Guilford County, NC, Advance Refunding, G.O., Series A, Callable 2/1/26 @ 100, 5.000%, 2/1/28	2,064,354
2,075,000	High Point, NC, Combined Water & Sewer System, Advance Refunding Revenue Bonds, 5.000%, 11/1/26	2,635,167
1,010,000	Holly Springs, NC, Public Improvements Revenue, Callable 10/1/24 @ 100, 5.000%, 10/1/27	1,195,153
3,000,000	Johnston County, NC, Correctional Facilities Improvements, Current Refunding Revenue, Series A, 5.000%, 4/1/26	3,728,580
4,000,000	Mecklenburg County, NC, Public Improvements, School Improvements, G.O., Series B, 5.000%, 12/1/26	5,105,960
1,195,000	Monroe, NC, Advance Refunding Revenue Bonds, Callable 3/1/26 @ 100, 5.000%, 3/1/29	1,453,239
1,465,000	Moore County, Advance Refunding Revenue, G.O., 5.000%, 6/1/28	1,925,274
1,250,000	New Hanover County, NC, Public Facilities Revenue Bonds, Series A, 5.000%, 2/1/26	1,546,125
1,000,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/32	1,146,470
1,215,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/34	1,386,351
1,305,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, 5.000%, 4/1/21	1,327,342
1,000,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, Callable 4/1/23 @ 100, 5.000%, 4/1/25	1,079,550

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$840,000	North Carolina Capital Facilities Finance Agency, Meredith College Project, Refunding Revenue, 5.000%, 6/1/24	$933,442
750,000	North Carolina Capital Facilities Finance Agency, Meredith College Project, Refunding Revenue, 5.000%, 6/1/25	849,225
1,045,000	North Carolina Capital Facilities Finance Agency, The Arc of North Carolina Project, Refunding Revenue, (Housing and Urban Development, Section 8), 5.000%, 10/1/25	1,195,020
1,750,000	North Carolina Capital Facilities Finance Agency, The Arc of North Carolina Project, Refunding Revenue, Callable 10/1/27 @ 100 (Housing and Urban Development, Section 8), 5.000%, 10/1/34	2,001,475
1,205,000	North Carolina Central University, University & College Improvements, Revenue Bonds, Callable 4/1/29 @ 100, 5.000%, 4/1/33	1,475,884
1,000,000	North Carolina Central University, University & College Improvements, Revenue Bonds, Callable 4/1/29 @ 100, 5.000%, 4/1/37	1,206,650
370,000	North Carolina Eastern Municipal Power Agency, Electric, Lights & Power Improvements Revenue, Series A, OID, 6.400%, 1/1/21	375,646
800,000	North Carolina Medical Care Commission, Health Care Facilities, Nursing home Improvement Revenue Bonds, Series A, Callable 1/1/30 @ 100, 5.000%, 7/1/32	1,018,024
2,780,000	North Carolina Medical Care Commission, Vidant Health Care Facilities, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	3,000,565
2,000,000	North Carolina State University at Raleigh, Refunding Revenue, Series A, Callable 10/1/23 @ 100, 5.000%, 10/1/28	2,283,500
1,960,000	North Carolina State, Advance Refunding G.O., Series A, Callable 6/1/26 @ 100, 5.000%, 6/1/27	2,457,076
3,000,000	North Carolina State, Advance Refunding Revenue Bonds, Series B, Callable 5/1/27 @ 100, 5.000%, 5/1/28	3,828,330
4,385,000	North Carolina State, Advance Refunding, Revenue, Series B, Callable 5/1/27 @ 100, 5.000%, 5/1/30	5,533,212
2,645,000	North Carolina State, Refunding Revenue G.O., Series B, 5.000%, 6/1/25	3,225,366
1,250,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), 5.000%, 1/1/26	1,509,887
1,500,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), 5.000%, 1/1/27	1,856,745
2,100,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), Callable 1/1/27 @ 100, 5.000%, 1/1/28	2,582,307
1,210,000	Pender County, NC, Limited Obligation Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,302,892
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,060,000	Pitt County, NC, Advance Refunding Revenue Bonds, Series B, Callable 10/1/26 @ 100, 5.000%, 4/1/30	$1,306,450
1,395,000	Pitt County, NC, Certificate of Participation, Refunding, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,495,370
1,500,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/27	1,672,140
1,615,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/28	1,800,337
1,000,000	Raleigh, NC, Refunding Revenue, Callable 2/1/26 @ 100, 5.000%, 2/1/27	1,229,640
1,790,000	Salisbury, NC, Combined Enterprise System Revenue, Water Utility Improvements, Refunding Revenue, 5.000%, 2/1/25	2,138,961
1,985,000	Sampson County, NC, Refunding Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	2,411,835
720,000	Surry County, NC, School Improvements, Revenue Bonds, Callable 6/1/29 @ 100, 5.000%, 6/1/30	956,966
1,025,000	Surry County, NC, School Improvements, Revenue Bonds, Callable 6/1/29 @ 100, 4.000%, 6/1/35	1,227,109
870,000	Town of Oak Island, NC, Combined Enterprise System, Advance Refunding Revenue (AGM), 5.000%, 6/1/25	1,045,201
1,000,000	Union County, NC, Enterprise Systems, Refunding Revenue, Series A, Callable 12/1/21 @ 100, 4.000%, 12/1/22	1,044,030
2,235,000	Union County, NC, Enterprise Systems, Water Utility Improvements, Refunding Revenue, Series A, Callable 6/1/29 @ 100, 4.000%, 6/1/38	2,649,637
2,205,000	Union County, NC, Refunding G.O., Series A, 5.000%, 3/1/22	2,357,299
1,000,000	Union County, NC, Refunding Revenue, 5.000%, 12/1/23	1,149,730
1,695,000	University of North Carolina at Greensboro, University & College Improvements Revenue, Callable 4/1/24 @ 100, 5.000%, 4/1/28	1,930,673
410,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 11/5/20 @ 100 (Assured Guaranty), 5.250%, 10/1/24	411,644
1,985,000	Wake County, NC, Advance Refunding Revenue Bonds, Series A, Callable 12/1/26 @ 100, 5.000%, 12/1/28	2,486,947
1,585,000	Wake County, NC, Public Improvements, G.O., Series A, Callable 3/1/28 @ 100, 5.000%, 3/1/30	2,064,669
2,025,000	Wake County, NC, Public Improvements, G.O., Series A, Callable 3/1/29 @ 100, 5.000%, 3/1/30	2,717,773
1,000,000	Wake County, NC, Public Improvements, Refunding Notes, G.O., Series A, 5.000%, 3/1/28	1,319,640
2,000,000	Wake County, NC, School Improvements, Revenue Bonds, Callable 9/1/29 @ 100, 5.000%, 9/1/30	2,692,260

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,270,000	Wake County, NC, School Improvements, Revenue Bonds, Series A, 5.000%, 9/1/29	$1,720,736
2,125,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	2,295,467
1,000,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,080,220
1,000,000	Winston-Salem State University Foundation LLC, Refunding Revenue, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,051,610
1,000,000	Winston-Salem, NC, Transit Improvements, Refunding Revenue, Series C, Callable 6/1/24 @ 100, 5.000%, 6/1/30	1,163,350
1,165,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, 5.000%, 6/1/24	1,368,782
1,875,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/25	2,199,375
1,000,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/28	1,174,730
	Total Municipal Bonds (Cost $158,087,010)	169,250,147
Shares		Fair Value
MONEY MARKET FUND — 3.6%
6,286,694	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(a)	$6,286,694
	Total Money Market Fund (Cost $6,286,694)	6,286,694
Total Investments — 99.0% (Cost $164,373,704)		175,536,841
Net Other Assets (Liabilities) — 1.0%		1,862,554
NET ASSETS — 100.0%		$177,399,395

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

OID — Original Issue Discount

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments
September 30, 2020

Principal Amount		Fair Value
MUNICIPAL BONDS — 98.8%
	South Carolina — 98.8%
$1,000,000	Aiken County, SC, Consolidated School District, School Improvements G.O., Series A, Callable 4/1/29 @ 100, (SCSDE), 4.000%, 4/1/34	$1,212,890
1,000,000	Aiken County, SC, Consolidated School District, Special Obligation Bonds, School Improvements Revenue, Callable 6/1/29 @ 100, 4.000%, 6/1/31	1,221,330
850,000	Aiken County, SC, Consolidated School District, Special Obligation Bonds, School Improvements Revenue, Callable 6/1/29 @ 100, 4.000%, 6/1/33	1,025,134
1,770,000	Anderson County, SC, School District No. 2, Refunding, G.O., (SCSDE), 5.000%, 3/1/24	2,056,227
1,515,000	Anderson County, SC, School District No. 4, Refunding, G.O., Series A, Callable 3/1/25 @ 100, (SCSDE), 5.000%, 3/1/28	1,820,697
1,000,000	Anderson Regional Joint Water System, Refunding Revenue, Series A, Callable 7/15/21 @ 100, 5.000%, 7/15/25	1,038,250
1,000,000	Beaufort-Jasper Water & Sewer Authority, Advance Refunding Revenue, Series B, 5.000%, 3/1/24	1,161,710
1,000,000	Beaufort-Jasper Water & Sewer Authority, Advance Refunding Revenue, Series B, 5.000%, 3/1/25	1,204,700
1,000,000	Camden, SC, Combined Public Utility System Revenue, Current Refunding Revenue Bonds, (AGM), 4.000%, 3/1/30	1,252,640
450,000	Charleston County, Airport District Port, Airport & Marina Improvements Revenue, Callable 7/1/29 @ 100, 5.000%, 7/1/30	573,655
1,000,000	Charleston County, SC, Port, Airport & Marina Improvements Revenue, 5.000%, 12/1/22	1,104,840
1,500,000	Charleston Educational Excellence Finance Corp., Charleston County School Refunding Revenue, 5.000%, 12/1/21(a)	1,584,570
1,000,000	Charleston Public Facilities Corp., Charleston City Project Series, Parking Facilities Improvement Revenue, Callable 9/1/27 @ 100, 5.000%, 9/1/29	1,274,530
1,215,000	Charleston, SC, Waterworks & Sewer System Revenue, Advance Refunding Revenue, Series A, Callable 7/1/26 @ 100, 4.000%, 1/1/41	1,377,057
1,355,000	Coastal Carolina University, University & College Improvements Revenue, Callable 6/1/24 @ 100, 5.000%, 6/1/34	1,557,667
1,295,000	College of Charleston, University & College Improvements Refunding Revenue, Series A, Callable 4/1/21 @ 100, 5.000%, 4/1/25(a)	1,322,389
1,000,000	College of Charleston, University & College Improvements Revenue, Series A, Callable 4/1/24 @ 100, 5.000%, 4/1/25	1,133,770
1,000,000	College of Charleston, University & College Improvements Revenue, Series B, 5.000%, 4/1/27	1,225,510
1,650,000	Columbia, SC, Waterworks & Sewer System Revenue, Water & Sewer Utility Improvements Revenue, Callable 2/1/28 @ 100, 5.000%, 2/1/48	2,023,758
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$1,135,000	East Richland County Public Service District, Refunding Revenue, 4.000%, 1/1/22	$1,189,276
1,000,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/28	1,152,120
1,100,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/33(a)	1,247,818
1,000,000	Georgetown County, SC, School District, School Improvements, G.O., Callable 3/1/28 @ 100 (SCSDE), 4.000%, 3/1/30	1,211,520
1,000,000	Georgetown County, SC, School District, School Improvements, Refunding Notes, G.O., Callable 3/1/28 @ 100, (SCSDE), 4.000%, 3/1/31	1,204,980
1,000,000	Greenville County, SC, School District Building Refunding Revenue, 5.000%, 12/1/22	1,101,400
1,000,000	Greenville Health System, Hospital System Board, Refunding Revenue, Callable 5/1/22 @ 100, 5.000%, 5/1/31	1,047,950
1,415,000	Greenville Health System, Hospital System Board, Series B, Callable 5/1/24 @ 100, 5.000%, 5/1/31	1,562,245
1,000,000	Greenwood County, SC, Self Regional Healthcare Refunding Revenue, Series B, Callable 4/1/22 @ 100, 5.000%, 10/1/24	1,063,550
2,025,000	Horry County, SC, School District, Refunding, G.O., Series B (SCSDE), 5.000%, 3/1/23(a)	2,259,394
1,000,000	Kershaw County, SC, Kershaw County School District Project, Refunding Revenue, 5.000%, 12/1/23	1,135,120
1,855,000	Lancaster County SC, Lancaster School District, School Improvements, G.O. (SCSDE), Callable 3/1/27 @ 100, 4.000%, 3/1/28	2,233,420
1,600,000	Lancaster Educational Assistance Program, Inc., SC, Lancaster County School District Refunding Revenue, Callable 12/1/23 @ 100, 5.000%, 12/1/24	1,837,936
1,000,000	Lexington County, School District No. 1, G.O., Series B, Callable 2/1/29 @ 100, (SCSDE), 5.000%, 2/1/32	1,309,700
1,500,000	Lexington County, School District No. 2, G.O., Series C, Callable 3/1/27 @ 100, (SCSDE), 5.000%, 3/1/29	1,887,645
1,345,000	Lexington County, School District No. 2, G.O., Series C, Callable 3/1/27 @ 100, (SCSDE), 5.000%, 3/1/30	1,680,375
1,000,000	Lugoff-Elgin Water Authority, Refunding Revenue, Series B, Callable 7/1/26 @ 100, 5.000%, 7/1/30	1,208,050
1,460,000	Newberry, SC, Refunding Revenue (AGM), 5.000%, 4/1/24.	1,682,241
465,000	North Charleston, SC, Tax Increment Pledge, Public Improvements, Tax Allocation, 5.000%, 10/1/28(b)	594,317
1,485,000	Orangeburg County, SC, Correctional Facilities Improvements, Installment Purchase Revenue Bonds, Callable 12/1/27 @ 100, 5.000%, 12/1/29(a)	1,856,458

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$1,570,000	Orangeburg County, SC, School District No. 4, School Improvements Refunding, G.O., Series A (SCSDE), 5.000%, 3/1/24	$1,823,885
1,000,000	Piedmont Municipal Power Agency, Power System Refunding Revenue, Series B, Callable 1/1/22 @ 100, 4.000%, 1/1/23	1,042,340
1,000,000	Richland County, SC, School District No. 1, Refunding Bonds, G.O., Series A, (SCSDE), 5.000%, 3/1/26	1,242,910
1,640,000	Richland County, SC, School District No. 2, Refunding Bonds, G.O., Series B, Callable 3/1/27 @ 100, (SCSDE), 4.000%, 3/1/29	1,961,669
1,000,000	Richland County, SC, School District No. 2, School Improvements, G.O., Series A, Callable 3/1/29 @ 100, (SCSDE), 4.000%, 3/1/30	1,237,020
1,000,000	Rock Hill, SC, Combined Utility System, Refunding Revenue, Series A, Callable 1/1/22 @ 100 (AGM), 5.000%, 1/1/23	1,059,330
1,000,000	Rock Hill, SC, Hospital Fee Pledge, Refunding Revenue, Callable 4/1/23 @ 100, 5.000%, 4/1/33	1,107,480
1,500,000	SCAGO Educational Facilities Corp. for Cherokee School District No. 1, Refunding Revenue, 5.000%, 12/1/24	1,754,985
585,000	SCAGO Educational Facilities Corp. for Spartanburg School District No. 1, Refunding Revenue, Series B, 5.000%, 6/1/22	612,284
470,000	SCAGO Educational Facilities Corp. for Spartanburg School District No. 1, Refunding Revenue, Series B, 4.000%, 6/1/24	499,521
625,000	SCAGO Educational Facilities Corp. for Spartanburg School District No. 1, Refunding Revenue, Series B, 5.000%, 6/1/25	699,994
600,000	SCAGO Educational Facilities Corp. for Sumter County School 17, Refunding Revenue, 5.000%, 12/1/24	675,726
490,000	SCAGO Educational Facilities Corp. for Sumter County School 17, Refunding Revenue, 5.000%, 12/1/25	563,853
790,000	SCAGO Educational Facilities Corp. for Union School District, Refunding Revenue, 5.000%, 12/1/21	830,535
850,000	South Carolina Jobs-Economic Development Authority, AnMed Health Project, Advance Refunding Revenue Bonds, Callable 2/1/26 @ 100, 5.000%, 2/1/29	1,009,341
1,540,000	South Carolina Jobs-Economic Development Authority, Wofford College Project, University & College Improvements Revenue, Callable 4/1/29 @ 100, 5.000%, 4/1/44	1,769,768
1,000,000	South Carolina Jobs-Economic Development Authority, Wofford College Project, University & College Improvements Revenue, Callable 4/1/29 @ 100, 5.000%, 4/1/49	1,141,090
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$1,400,000	South Carolina State Fiscal Accountability Authority, Department of Mental Health Project, Callable 4/1/27 @ 100, 5.000%, 10/1/37	$1,703,198
1,250,000	South Carolina Transportation Infrastructure Bank, Advance Refunding Revenue, Series A, 5.000%, 10/1/23	1,416,487
1,000,000	South Carolina Transportation Infrastructure Bank, Advance Refunding Revenue, Series A, Callable 10/1/27 @ 100 (AGM-CR), 5.000%, 10/1/38	1,229,940
1,740,000	Spartanburg, SC, Water System Revenue, Water Utility Improvements Refunding Revenue, Series B, Callable 6/1/27 @ 100, 5.000%, 6/1/39	2,112,482
1,235,000	State of South Carolina, Refunding Revenue, G.O., Series D, Callable 4/1/26 @ 100 (State Aid Withholding), 5.000%, 4/1/28	1,521,001
1,195,000	State of South Carolina, University & College Improvements, G.O., Series B, Callable 10/1/27 @ 100 (State Aid Withholding), 5.000%, 4/1/30	1,536,208
1,150,000	Town of Mount Pleasant, SC, Public Facilities, G.O., Callable 6/1/28 @ 100, 5.000%, 6/1/30	1,505,258
	Total Municipal Bonds (Cost $78,752,616)	83,693,144
Shares
MONEY MARKET FUND — 2.5%
2,163,552	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(c)	2,163,552
	Total Money Market Fund (Cost $2,163,552)	2,163,552
Total Investments — 101.3% (Cost $80,916,168)		85,856,696
Net Other Assets (Liabilities) — (1.3)%		(1,111,425)
NET ASSETS — 100.0%		$84,745,271

(a)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.

(b)	Represents securities purchased on a when-issued basis. At September 30, 2020, total cost of investments purchased on a when-issued basis was $595,321.

(c)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

SCAGO — South Carolina Association of Governmental Organizations

SCSDE — South Carolina School District Enhancement

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments
September 30, 2020

Principal Amount		Fair Value
MUNICIPAL BONDS — 96.5%
	District of Columbia — 2.0%
$1,325,000	Washington Metropolitan Area Transit Authority, DC, Transit Improvements Revenue, Callable 7/1/27 @ 100, 5.000%, 7/1/36	$1,615,732
	Virginia — 94.5%
1,730,000	Albemarle County, VA, Economic Development Authority, Albemarle County Project, Public Improvements Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	1,865,822
1,240,000	Albemarle County, VA, Economic Development Authority, Public Improvements Revenue, 5.000%, 6/1/27	1,589,457
1,365,000	Albemarle County, VA, School Improvements G.O., (State Aid Withholding), 5.000%, 6/1/26	1,718,385
1,000,000	Alexandria, VA, Refunding G.O. (State Aid Withholding), 5.000%, 6/15/21	1,034,200
1,450,000	Arlington County, VA, Public Improvements G.O., Callable 8/15/27 @ 100, 5.000%, 8/15/30	1,867,600
1,500,000	Arlington County, VA, Public Improvements G.O., Series A, Callable 8/15/27 @ 100, 5.000%, 8/15/29	1,938,585
1,000,000	Campbell County Industrial Development Authority, Public Facilities, School Improvements Revenue, Callable 6/1/30 @ 100, 5.000%, 6/1/32	1,319,980
1,085,000	Chesapeake Bay Bridge & Tunnel District, First Tier General Resolution, Highway Improvements, Revenue Bonds, Callable 7/1/26 @ 100 (AGM), 5.000%, 7/1/41	1,283,034
1,085,000	Chesapeake Hospital Authority, VA, Health, Hospital, Nursing Home Improvements Revenue Bonds, 5.000%, 7/1/29	1,403,317
1,770,000	Chesapeake, VA, Public Improvements, Refunding G.O., Series A, Callable 8/1/27 @ 100, 5.000%, 8/1/30	2,278,769
1,000,000	Chesterfield County, VA, School District, School Public Improvement, G.O., Series A, Callable 1/1/28 @ 100 (State Aid Withholding), 4.000%, 1/1/31	1,210,840
1,000,000	Chesterfield County, VA, School Public Improvement, Advance Refunding, G.O., Callable 1/1/26 @ 100, 5.000%, 1/1/28	1,232,720
1,145,000	Culpeper County, VA, Economic Development Authority, VA Capital Projects, Refunding Revenue, Callable 6/1/24 @ 100, 4.000%, 6/1/26	1,285,159
1,500,000	Fairfax County, VA, Economic Development Authority, Laurel Hill Public Facilities Project, Refunding Revenue, Series A, 5.000%, 6/1/22	1,621,110
1,500,000	Fairfax County, VA, Public Improvement, Refunding G.O., Series A, Callable 4/1/26 @ 100, (State Aid Withholding), 4.000%, 10/1/26	1,791,525
2,000,000	Fairfax County, VA, School District, School Public Improvements G.O., Series A, Callable 4/1/29 @ 100 (State Aid Withholding), 5.000%, 10/1/31	2,666,000
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,000,000	Fredericksburg Economic Development Authority, Mary Washington Healthcare Obligation Group, Refunding Revenue, Callable 6/15/24 @ 100, 5.000%, 6/15/26	$1,133,650
840,000	Fredericksburg Economic Development Authority, VA, Medicorp Health Systems Obligation, Refunding Revenue Bonds, 5.250%, 6/15/22	903,235
1,700,000	Leesburg, VA, Refunding G.O., Callable 1/15/24 @ 100, (State Aid Withholding), 4.000%, 1/15/27	1,901,960
1,000,000	Leesburg, VA, Refunding G.O., Callable 1/15/25 @ 100, (State Aid Withholding), 5.000%, 1/15/27	1,196,880
1,000,000	Loudoun County, VA, Economic Development Authority, Public Improvements Revenue, Callable 12/1/24 @ 100, 5.000%, 12/1/27	1,184,430
1,365,000	Loudoun County, VA, Industrial Development Authority, Refunding Revenue, 4.000%, 12/15/22	1,478,745
1,250,000	Loudoun County, VA, Public Improvements, Advance Refunding G.O., Series A, Callable 12/1/25 @ 100, 5.000%, 12/1/26	1,555,188
1,810,000	Manassas, VA, Public Improvements, Public Facilities G.O., Callable 7/1/29 @ 100 (State Aid Withholding), 4.000%, 7/1/33	2,220,309
1,000,000	Newport News, VA, General Water Improvements, Refunding G.O., Series B, 5.250%, 7/1/21	1,038,220
1,500,000	Newport News, VA, Public Improvements, G.O., Series A (State Aid Withholding), 5.000%, 2/1/29	2,017,650
1,000,000	Norfolk, VA, Economic Development Authority, Bon Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/29	1,096,750
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare Facilities, Inc., Current Refunding Revenue Bonds, Series B, Callable 11/1/28 @ 100, 4.000%, 11/1/48	1,124,730
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare Facilities, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/25	1,088,470
1,465,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/36	1,562,803
1,445,000	Norfolk, VA, Public Improvements, G.O., Callable 8/1/28 @ 100 (State Aid Withholding), 5.000%, 8/1/47	1,956,920
2,000,000	Norfolk, VA, Public Improvements, G.O., Series A, Callable 10/1/26 @ 100, 5.000%, 10/1/30	2,555,540
1,245,000	Rappahannock Regional Jail Authority, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/26	1,517,879
2,000,000	Richmond, VA, Public Improvements, Refunding G.O., Series A, Callable 3/1/24 @ 100 (State Aid Withholding), 5.000%, 3/1/28	2,326,460

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,250,000	Richmond, VA, Public Utility Advance Refunding Revenue Bonds, Callable 1/15/26 @ 100, 5.000%, 1/15/27	$1,541,900
1,530,000	Smyth County, VA, Public Improvement, Refunding G.O., Series A, Callable 11/1/21 @ 100 (State Aid Withholding), 5.000%, 11/1/25	1,609,055
1,265,000	Virginia Beach, VA, Advance Refunding, G.O., Series B, Callable 9/15/25 @ 100, (State Aid Withholding), 5.000%, 9/15/26	1,556,051
1,850,000	Virginia College Building Authority, 21st Century College Programs, University & College Improvements Revenue, Callable 2/1/27 @ 100, 5.000%, 2/1/31	2,307,266
1,500,000	Virginia College Building Authority, 21st Century College & Equipment, University & College Improvements Revenue, Series A, 5.000%, 2/1/22	1,597,080
1,500,000	Virginia Commonwealth Transportation Board, Capital Projects, Highway Improvements, Revenue Bonds, Callable 5/15/29 @ 100, 5.000%, 5/15/30	2,000,550
1,215,000	Virginia Commonwealth Transportation Board, Federal Highway Transportation Grant, Callable 9/15/26 @ 100, 5.000%, 9/15/30	1,511,509
2,000,000	Virginia Commonwealth Transportation Board, Federal Transportation Grant, Anticipation Advance Refunding Revenue, Callable 9/15/27 @ 100, 5.000%, 9/15/31	2,538,480
1,515,000	Virginia Public School Authority, Advance Refunding Revenue, Callable 8/1/25 @ 100 (State Aid Withholding), 5.000%, 8/1/26	1,849,270
1,000,000	Virginia Public School Authority, School Improvements, Revenue Bonds, Series A, Callable 8/1/29 @ 100, 4.000%, 8/1/32	1,225,770
2,000,000	Virginia Small Business Financing Authority, VA, Health, Hospital, Nursing Home Improvements Revenue Bonds, Callable 10/5/20 @ 100, 0.100%, 7/1/42	2,000,000
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$765,000	Western Regional Jail Authority, Prerefunded Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	$945,555
760,000	Western Regional Jail Authority, Unrefunded Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	935,446
920,000	Winchester, VA, Economic Development Authority, Valley Health System Obligated Group, Hospital Refunding Revenue, Series A, Callable 1/1/24 @ 100, 5.000%, 1/1/26	1,059,619
		76,643,873
	Total Municipal Bonds (Cost $72,707,126)	78,259,605
Shares
MONEY MARKET FUND — 2.6%
2,092,909	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(a)	2,092,909
	Total Money Market Fund (Cost $2,092,909)	2,092,909
Total Investments — 99.1% (Cost $74,800,035)		80,352,514
Net Other Assets (Liabilities) — 0.9%		700,790
NET ASSETS — 100.0%		$81,053,304

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments
September 30, 2020

Principal Amount		Fair Value
MUNICIPAL BONDS — 94.1%
	West Virginia — 94.1%
$550,000	Berkeley County, WV, Board of Education, Current Refunding G.O., 5.000%, 5/1/25	$658,702
1,060,000	Berkeley County, WV, Building Commission, Judicial Center Project, Refunding Revenue, Callable 9/1/21 @ 100, 4.500%, 9/1/23	1,099,665
1,085,000	Berkeley County, WV, Building Commission, Lease Refunding Revenue, Callable 12/1/22 @ 100, 4.000%, 12/1/26	1,160,125
1,500,000	Berkeley County, WV, Public Service Sewer District, Miscellaneous Purposes Revenue, Series C, Callable 10/1/23 @ 100, (BAM), 4.500%, 10/1/32	1,652,640
280,000	Berkeley County, WV, Public Service Sewer District, Sewer Improvements Revenue, Series A, Callable 11/5/20 @ 100, 5.000%, 3/1/22	281,257
1,080,000	Braxton County, WV, Board of Education, Public School, Advance Refunding G.O., Callable 5/1/26 @ 100, (West Virginia Board Commission), 5.000%, 5/1/28	1,328,746
1,005,000	Fairmont State University, WV, University & College Improvements, Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,028,758
1,500,000	Marshall University, WV, University & College Improvements Revenue Bonds, Series A, (AGM), 5.000%, 5/1/30	1,953,840
1,390,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%, 5/1/26	1,429,893
1,000,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/23	1,075,540
675,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/31	725,989
965,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/33	1,037,896
915,000	Monongalia County, WV, Building Commission, Health System Obligated Group Refunding Revenue, Callable 7/1/21 @ 100, OID, 6.250%, 7/1/31	943,539
2,000,000	Monongalia County, WV, Building Commission, Monongalia Health System Group Refunding Revenue, Callable 7/1/25 @ 100, 5.000%, 7/1/26	2,253,280
550,000	Morgantown Utility Board, WV, Combined Water Utility Improvements Revenue, Series B, Callable 6/1/28 @ 100, 5.000%, 12/1/34	694,831
1,810,000	Ohio County, WV, Board of Education, School Improvements G.O., (West Virginia Board Commission), 4.000%, 6/1/29	2,272,600
2,275,000	Ohio County, WV, Board of Education, School Improvements G.O., Callable 6/1/29 @ 100, (West Virginia Board Commission), 3.000%, 6/1/30	2,558,943
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$1,845,000	Ohio County, WV, Board of Education, School Improvements G.O., Callable 6/1/29 @ 100, (West Virginia Board Commission), 3.000%, 6/1/31	$2,062,452
1,000,000	Ohio County, WV, Country Commission, Fort Henry Centre Financing District, Public Improvement, Tax Allocation, Callable 6/1/22 @ 100, 4.750%, 6/1/31	1,018,690
1,165,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/24	1,188,743
960,000	Putnam Public Service District, WV, Current Refunding Revenue Bonds, Callable 11/1/30 @ 100, (BAM), 3.000%, 11/1/31	1,061,741
695,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/27	810,384
1,265,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/28	1,472,447
1,775,000	State of West Virginia, Current Refunding G.O., Series A, 5.000%, 6/1/24	2,081,223
2,000,000	State of West Virginia, Fuel Sales Tax Revenue, Group 1 Highway Improvements, G.O., Series S, Callable 6/1/29 @ 100, 5.000%, 12/1/33	2,619,980
705,000	State Of West Virginia, Fuel Sales Tax Revenue, Group 1 Highway Improvements, G.O., Series -S, Callable 6/1/29 @ 100, 5.000%, 6/1/32	932,912
1,000,000	State Of West Virginia, Fuel Sales Tax Revenue, Group 1 Highway Improvements, G.O., Series -S, Callable 6/1/29 @ 100, 5.000%, 12/1/35	1,296,800
2,000,000	State of West Virginia, Fuel Sales Tax Revenue, Group 2 Highway Improvements, G.O., Series B, Callable 6/1/28 @ 100, 5.000%, 12/1/39	2,514,840
1,765,000	State of West Virginia, Fuel Sales Tax Revenue, Group 2 Highway Improvements, G.O., Series B, Callable 6/1/28 @ 100, 4.000%, 6/1/43	2,034,674
1,000,000	State of West Virginia, General Fund, Highway Improvements G.O., Series B, Callable 6/1/28 @ 100, 5.000%, 6/1/36	1,270,220
2,000,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/25	2,153,200
3,185,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/26	3,426,742
1,145,000	West Virginia Economic Development Authority, Lottery Recreational Facilities Improvements Revenue, Series A, Callable 7/1/27 @ 100, 5.000%, 7/1/28	1,458,421
1,500,000	West Virginia Economic Development Authority, Lottery Recreational Facilities Improvements Revenue, Series A, Callable 7/1/28 @ 100, 5.000%, 7/1/35	1,888,485

See accompanying Notes to the Financial Statements.

Sterling Capital West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$1,015,000	West Virginia Economic Development Authority, State Office Building 3, Public Improvements Revenue, Series D, Callable 6/1/25 @ 100, 5.000%, 6/1/26	$1,215,260
1,000,000	West Virginia Higher Education Policy, Community & Technical College Capital, University & College Improvements Refunding Revenue, Callable 7/1/27 @ 100, 5.000%, 7/1/30	1,236,940
750,000	West Virginia Higher Education Policy, Community & Technical College Capital, University & College Improvements Refunding Revenue, Callable 7/1/27 @ 100, 5.000%, 7/1/36	903,367
775,000	West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Refunding Revenue, Callable 1/1/29 @ 100, 5.000%, 1/1/31	960,310
945,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center Inc., Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 9/1/24 @ 100, 5.000%, 9/1/25	1,072,518
1,250,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center Inc., Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 9/1/29 @ 100, 5.000%, 9/1/39	1,464,475
1,315,000	West Virginia Hospital Finance Authority, United Health System Obligation, Health, Hospital, Nursing Home Improvements Refunding Revenue Bonds, 5.000%, 6/1/26	1,604,261
2,000,000	West Virginia Hospital Finance Authority, United Health System Obligation, Health, Hospital, Nursing Home Improvements Refunding Revenue, Series A, Callable 6/1/23 @ 100, OID, 5.375%, 6/1/38	2,175,340
515,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, 5.000%, 1/1/24	586,312
630,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, Callable 1/1/24 @ 100, 5.000%, 1/1/26	726,718
1,690,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements, 5.000%, 6/1/26	2,111,385
1,000,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements Revenue Bonds, Callable 6/1/28 @ 100, 5.000%, 6/1/35	1,265,880
2,065,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements, Callable 6/1/28 @ 100, 5.000%, 6/1/39	2,581,250
1,720,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements, Callable 6/1/28 @ 100, 5.000%, 6/1/43	2,125,920
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$665,000	West Virginia State Building Commission, Regional Jail Refunding Revenue, Series A, (AMBAC), 5.375%, 7/1/21	$673,093
1,500,000	West Virginia State School Building Authority Lottery Revenue, School Improvements Revenue, Series A, Callable 7/1/28 @ 100, 5.000%, 7/1/29	1,952,550
1,050,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/26	1,195,257
2,525,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/27	2,869,309
1,000,000	West Virginia University, University Projects, University & College Improvements Revenue, Callable 10/1/29 @ 100, 5.000%, 10/1/32	1,298,170
2,000,000	West Virginia University, University Projects, University & College Improvements Revenue, Callable 10/1/29 @ 100, 5.000%, 10/1/33	2,582,680
1,750,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, Callable 10/1/21 @ 100, 5.000%, 10/1/30	1,834,368
1,530,000	West Virginia University, University Projects, University & College Improvements, Refunding Revenue, Series A, Callable 10/1/22 @ 100, 5.000%, 10/1/35	1,676,957
515,000	West Virginia Water Development Authority, Chesapeake Bay/Greenbrier River, Water Utility Improvements Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/25	604,909
1,170,000	West Virginia Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, 5.000%, 11/1/24	1,386,520
1,000,000	West Virginia Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, 5.000%, 11/1/25	1,225,540
1,205,000	Wood County, WV, Board of Education, Public School Improvements, G.O., (West Virginia Board Commission), 4.000%, 6/1/25	1,398,378
	Total Municipal Bonds (Cost $85,340,075)	90,175,865

Shares
MONEY MARKET FUND — 4.8%
4,575,339	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(a)	4,575,339
	Total Money Market Fund (Cost $4,575,339)	4,575,339
Total Investments — 98.9%
(Cost $89,915,414)		94,751,204
Net Other Assets (Liabilities) — 1.1%		1,045,748
NET ASSETS — 100.0%		$95,796,952

(a)	Represents the current yield as of report date.

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)
September 30, 2020

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

BAM — Build America Mutual

G.O. — General Obligation

OID — Original Issue Discount

Continued

Sterling Capital Diversified Income Fund

Schedule of Portfolio Investments
September 30, 2020

Shares		Fair Value
EQUITY FUNDS — 39.8%
51,712	First Trust DJ Global Select Dividend Index Fund	$922,025
48,759	Global SuperDividend U.S. ETF	737,236
213,724	Invesco SteelPath MLP Select 40 Fund	780,092
160,794	Madison Covered Call & Equity Income Fund	1,305,650
17,404	SPDR S&P Global Dividend ETF	925,075
13,200	Vanguard High Dividend Yield ETF	1,068,276
	Total Equity Funds (Cost $6,278,490)	5,738,354

FIXED INCOME FUNDS — 60.3%
176,453	Ashmore Emerging Markets Short Duration Fund	1,319,872
28,347	Fidelity Long-Term Treasury Bond Index Fund	478,208
27,313	Fidelity Short Term Treasury Bond Index Fund	296,888
269,602	PGIM High Yield Fund	1,428,892
51,854	Principal Spectrum Preferred and Capital Securities Income Fund	526,319
106,530	Shenkman Capital Floating Rate High Income Fund, Institutional Shares	982,206
126,190	Stone Ridge High Yield Reinsurance Risk Premium Fund	1,167,257
20,947	VanEck Vectors Fallen Angel High Yield Bond ETF	622,964
Shares		Fair Value
FIXED INCOME FUNDS — (continued)
197,123	Voya Securitized Credit Fund	$1,868,724
	Total Fixed Income Funds (Cost $9,056,843)	8,691,330

MONEY MARKET FUND — 0.4%
61,155	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(a)	61,155
	Total Money Market Fund (Cost $61,155)	61,155
Total Investments — 100.5% (Cost $15,396,488)		14,490,839
Net Other Assets (Liabilities) — (0.5)%		(75,089)
NET ASSETS — 100.0%		$14,415,750

(a)	Represents the current yield as of report date.

ETF — Exchange Traded Fund

MLP — Master Limited Partnership

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund

Schedule of Portfolio Investments
September 30, 2020

Shares		Fair Value
EQUITY FUNDS — 60.4%
801,107	Sterling Capital Behavioral International Equity Fund, Institutional Shares(a)	$6,521,008
165,954	Sterling Capital Equity Income Fund, Institutional Shares(a)	3,335,675
130,127	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	3,409,339
	Total Equity Funds (Cost $13,022,493)	13,266,022

FIXED INCOME FUND — 39.0%
753,111	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	8,577,934
	Total Fixed Income Fund (Cost $7,677,800)	8,577,934

MONEY MARKET FUND — 0.5%
117,537	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(b)	117,537
	Total Money Market Fund (Cost $117,537)	117,537
Total Investments — 99.9% (Cost $20,817,830)		21,961,493
Net Other Assets (Liabilities) — 0.1%		12,874
NET ASSETS — 100.0%		$21,974,367

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Growth Fund

Schedule of Portfolio Investments
September 30, 2020

Shares		Fair Value
EQUITY FUNDS — 76.4%
802,045	Sterling Capital Behavioral International Equity Fund, Institutional Shares(a)	$6,528,647
173,011	Sterling Capital Equity Income Fund, Institutional Shares(a)	3,477,515
135,611	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	3,553,004
	Total Equity Funds (Cost $13,184,340)	13,559,166

FIXED INCOME FUND — 23.3%
362,067	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	4,123,948
	Total Fixed Income Fund (Cost $3,787,835)	4,123,948

MONEY MARKET FUND — 0.3%
49,446	Federated Treasury Obligations Fund, Institutional Shares, 0.02%(b)	49,446
	Total Money Market Fund (Cost $49,446)	49,446
Total Investments — 100.0% (Cost $17,021,621)		17,732,560
Net Other Assets (Liabilities) — 0.0%		6,082
NET ASSETS — 100.0%		$17,738,642

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Funds

Statements of Assets and Liabilities
September 30, 2020

	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Assets:
Investments at fair value (a)	$27,006,274	$60,916,632
Foreign currency, at value (cost $— , $— , $— , $— , $— , $129,031, $— , and $— , respectively)	—	—
Dividends receivable	36,749	28,696
Receivable for investments sold	—	—
Receivable for capital shares issued	249	95,956
Prepaid and other expenses	10,156	11,567
Total Assets	27,053,428	61,052,851
Liabilities:
Payable for investments purchased	—	—
Payable for capital shares redeemed	2,498	241,650
Accrued expenses and other payables:
Investment advisory fees	3,936	31,177
Accounting out-of-pocket fees	710	287
Administration fees	1,937	4,795
Audit fees	14,885	5,485
Compliance service fees	61	100
Distribution (12b-1) fees	5,558	5,303
Custodian fees	1,139	737
Printing fees	4,637	1,744
Transfer agent fees	2,842	7,662
Other fees and liabilities	1,354	1,567
Total Liabilities	39,557	300,507
Net Assets	$27,013,871	$60,752,344
Net Assets Consist of:
Capital	$50,527,679	$56,537,311
Total distributable earnings	(23,513,808)	4,215,033
Net Assets	$27,013,871	$60,752,344
Net Assets
Class A Shares	$24,497,040	$18,851,224
Class C Shares	567,446	1,584,382
Institutional Shares	1,948,942	36,834,994
Class R Shares	—	5,004
Class R6 Shares	443	3,476,740
Total	$27,013,871	$60,752,344
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	1,464,818	1,347,199
Class C Shares	35,099	133,653
Institutional Shares	115,797	2,570,226
Class R Shares	—	375
Class R6 Shares	26	242,206
Total	1,615,740	4,293,659
Net Asset Value
Class A Shares - redemption price per share	$16.72	$13.99
Class C Shares - offering price per share*	$16.17	$11.85
Institutional Shares	$16.83	$14.33
Class R Shares	$—	$13.35	**
Class R6 Shares	$16.85 **	$14.35
Maximum Sales Charge - Class A Shares	5.75%	5.75%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$17.74	$14.84
(a) Investments at cost	$25,069,558	$53,601,721

*	Redemption price per share varies by length of time shares are held.
**	The Sterling Capital Behavioral Large Cap Value Equity Fund net asset value for Class R6 Shares, Sterling Capital Mid Value Fund net asset value for Class R Shares and Sterling Capital Stratton Mid Cap Value Fund net asset value for Class C Shares is calculated using unrounded net assets of $443.28, 5,004.23 and $1,308.29 divided by the unrounded shares of 26.311, 374.774 and 22.857, respectively.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital SMID Opportunities Fund	Sterling Capital Stratton Mid Cap Value Fund
$82,412,535	$543,047,958	$1,554,772,269	$82,632,630	$11,039,562	$54,081,965

—	—	—	129,915	—	—
134,536	222,113	2,379,966	698,566	3,113	48,354
20,054,738	7,104,906	—	—	—	—
603	156,496	2,195,915	6,577	—	600
6,710	27,042	43,102	1,906	4,066	9,453
102,609,122	550,558,515	1,559,391,252	83,469,594	11,046,741	54,140,372

20,110,419	232,478	108,733	—	—	—
18,935	1,483,592	2,481,210	15,000	—	103,213

41,246	287,067	656,037	27,751	6,430	29,350
1,406	345	482	5,097	237	362
3,793	38,285	111,107	25,810	832	4,110
6,926	62,405	127,214	6,180	773	3,965
123	617	1,650	121	44	90
1,185	106,758	166,315	128	1,926	31
993	7,758	18,764	6,397	133	629
2,149	19,336	41,069	1,904	238	1,224
4,107	66,418	179,634	3,061	1,784	3,142
1,651	8,748	22,049	1,479	413	1,096
20,192,933	2,313,807	3,914,264	92,928	12,810	147,212
$82,416,189	$548,244,708	$1,555,476,988	$83,376,666	$11,033,931	$53,993,160

$108,935,908	$337,996,630	$1,220,593,977	$97,530,909	$9,872,008	$35,117,125
(26,519,719)	210,248,078	334,883,011	(14,154,243)	1,161,923	18,876,035
$82,416,189	$548,244,708	$1,555,476,988	$83,376,666	$11,033,931	$53,993,160

$4,948,284	$276,975,186	$320,254,853	$426,342	$4,424,920	$145,203
100,213	60,776,555	119,474,665	44,272	1,250,061	1,308
6,820,080	170,323,173	1,057,721,575	13,669,576	5,358,950	53,846,649
175,307	112,520	1,748,705	—	—	—
70,372,305	40,057,274	56,277,190	69,236,476	—	—
$82,416,189	$548,244,708	$1,555,476,988	$83,376,666	$11,033,931	$53,993,160

418,231	11,227,792	15,982,307	52,407	355,392	2,475
8,886	3,089,169	6,024,811	5,495	103,151	23
570,615	6,501,202	52,626,001	1,678,886	426,895	913,428
14,965	4,534	87,999	—	—	—
5,879,905	1,527,671	2,800,814	8,502,623	—	—
6,892,602	22,350,368	77,521,932	10,239,411	885,438	915,926

$11.83	$24.67	$20.04	$8.14	$12.45	$58.67
$11.28	$19.67	$19.83	$8.06	$12.12	$57.24	**
$11.95	$26.20	$20.10	$8.14	$12.55	$58.95
$11.71	$24.82	$19.87	$—	$—	$—
$11.97	$26.22	$20.09	$8.14	$—	$—
5.75%	5.75%	5.75%	5.75%	5.75%	5.75%

$12.56	$26.18	$21.26	$8.64	$13.21	$62.25
$78,429,789	$332,704,451	$1,156,851,574	$74,349,819	$8,629,827	$34,957,883

Sterling Capital Funds

Statements of Assets and Liabilities
September 30, 2020

	Sterling Capital Stratton Real Estate Fund		Sterling Capital Stratton Small Cap Value Fund
Assets:
Investments at fair value (a)	$85,681,451		$478,369,521
Interest and dividends receivable	279,930		817,390
Receivable for investments sold	—		2,228,829
Receivable for capital shares issued	26,844		675,335
Prepaid and other expenses	10,708		22,487
Total Assets	85,998,933		482,113,562
Liabilities:
Distributions payable	—		—
Payable for investments purchased	—		—
Payable for capital shares redeemed	59,098		837,790
Accrued expenses and other payables:
Investment advisory fees	41,065		302,446
Administration fees	6,601		37,156
Audit fees	6,670		51,220
Compliance service fees	126		572
Distribution (12b-1) fees	276		636
Transfer agent fees	7,463		63,390
Other fees	5,031		30,340
Total Liabilities	126,330		1,323,550
Net Assets	$85,872,603		$480,790,012
Net Assets Consist of:
Capital	$54,099,547		$143,617,406
Total distributable earnings	31,773,056		337,172,606
Net Assets	$85,872,603		$480,790,012
Net Assets
Class A Shares	$536,885		$2,047,535
Class C Shares	191,549		245,118
Institutional Shares	85,143,716		475,615,427
Class R Shares	—		—
Class R6 Shares	453		2,881,932
Total	$85,872,603		$480,790,012
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	14,667		32,159
Class C Shares	5,272		3,982
Institutional Shares	2,322,554		7,427,246
Class R Shares	—		—
Class R6 Shares	12		44,970
Total	2,342,505		7,508,357
Net Asset Value
Class A Shares - redemption price per share	$36.61	**	$63.67
Class C Shares - offering price per share*	$36.33		$61.56
Institutional Shares	$36.66		$64.04
Class R Shares	$—		$—
Class R6 Shares	$36.69	**	$64.09
Maximum Sales Charge - Class A Shares	5.75%		5.75%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$38.84		$67.55
(a) Investments at cost	$56,099,350		$210,377,252

*	Redemption price per share varies by length of time shares are held.
**	The Sterling Capital Stratton Real Estate Fund net asset value of Class A Shares and Class R6 shares, Sterling Capital Total Return Bond Fund net asset value of Class R Shares, Sterling Capital Quality Income Fund net asset value of Class C Shares, and Sterling Capital Kentucky Intermediate Tax-Free Fund net asset value of Class C Shares is calculated using unrounded net assets of $536,884.78, $453.55, $31,825.70, $3,150.00 and $1,682.38 divided by the unrounded shares of 14,666.548, 12.361, 2,805.339, 307.547 and 159.674, respectively.

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund		Sterling Capital Corporate Fund	Sterling Capital Quality Income Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund
$36,892,127	$181,858,457	$12,631,189	$1,761,265,706		$18,877,386	$37,342,853	$12,267,446
182,449	932,470	65,683	10,090,384		178,949	94,412	140,802
—	1,214,774	—	994,012		45,529	—	—
49,151	233,975	101	1,383,907		—	—	—
5,851	11,164	4,703	39,951		4,429	6,216	4,952
37,129,578	184,250,840	12,701,676	1,773,773,960		19,106,293	37,443,481	12,413,200

13,498	69,741	15,983	1,129,813		255	4,846	10,528
679,305	4,005,891	389,341	8,493,084		38,202	1,547,021	—
49,989	50,648	923	3,576,509		43,070	33,951	786

601	29,681	1,626	348,068		4,858	9,108	3,504
2,782	13,729	939	69,599		1,449	2,717	926
1,683	12,327	967	114,425		1,487	2,567	809
65	220	46	1,869		53	69	45
539	1,582	1,076	18,739		102	7	699
1,124	8,582	896	132,955		829	1,300	569
5,359	14,352	2,333	89,335		4,024	5,342	1,608
754,945	4,206,753	414,130	13,974,396		94,329	1,606,928	19,474
$36,374,633	$180,044,087	$12,287,546	$1,759,799,564		$19,011,964	$35,836,553	$12,393,726

$37,288,097	$184,254,942	$12,453,003	$1,651,675,964		$17,608,847	$36,159,273	$11,642,514
(913,464)	(4,210,855)	(165,457)	108,123,600		1,403,117	(322,720)	751,212
$36,374,633	$180,044,087	$12,287,546	$1,759,799,564		$19,011,964	$35,836,553	$12,393,726

$2,675,452	$4,260,491	$3,929,860	$57,201,591		$489,670	$25,250	$3,413,956
—	892,965	308,529	8,331,568		3,314	3,150	1,682
33,699,181	174,890,631	8,049,157	1,051,890,786		18,518,980	35,808,153	8,978,088
—	—	—	31,826		—	—	—
—	—	—	642,343,793		—	—	—
$36,374,633	$180,044,087	$12,287,546	$1,759,799,564		$19,011,964	$35,836,553	$12,393,726

272,410	485,320	387,982	5,024,554		45,431	2,464	324,291
—	101,789	30,513	730,749		308	308	160
3,429,722	19,925,539	793,910	92,356,770		1,718,702	3,490,933	854,125
—	—	—	2,805		—	—	—
—	—	—	56,407,788		—	—	—
3,702,132	20,512,648	1,212,405	154,522,666		1,764,441	3,493,705	1,178,576

$9.82	$8.78	$10.13	$11.38		$10.78	$10.25	$10.53
$—	$8.77	$10.11	$11.40		$10.76	$10.24 **	$10.54	**
$9.83	$8.78	$10.14	$11.39		$10.77	$10.26	$10.51
$—	$—	$—	$11.34	**	$—	$—	$—
$—	$—	$—	$11.39		$—	$—	$—
0.50%	2.00%	2.00%	5.75%		2.00%	2.00%	2.00%

$9.87	$8.96	$10.34	$12.07		$11.00	$10.46	$10.74
$36,807,797	$178,930,445	$11,842,717	$1,668,048,581		$17,831,944	$35,904,341	$11,569,718

Sterling Capital Funds

Statements of Assets and Liabilities
September 30, 2020

	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund
Assets:
Investments at fair value - unaffiliated (a)	$12,715,282	$175,536,841
Investments at fair value - affiliated (b)	—	—
Interest and dividends receivable - unaffiliated	132,839	2,039,674
Dividends receivable - affiliated	—	—
Receivable for capital shares issued	200	107,349
Prepaid and other expenses	4,410	7,177
Total Assets	12,852,731	177,691,041
Liabilities:
Distributions payable	12,197	117,974
Payable for investments purchased	—	—
Payable for capital shares redeemed	1,402	68,784
Accrued expenses and other payables:
Investment advisory fees	3,671	50,900
Administration fees	970	13,452
Audit fees	918	12,403
Compliance service fees	46	216
Distribution (12b-1) fees	1,139	9,294
Transfer agent fees	618	7,762
Other fees	1,536	10,861
Total Liabilities	22,497	291,646
Net Assets	$12,830,234	$177,399,395
Net Assets Consist of:
Capital	$11,912,808	$166,648,850
Total distributable earnings	917,426	10,750,545
Net Assets	$12,830,234	$177,399,395
Net Assets
Class A Shares	$3,492,931	$33,647,795
Class C Shares	510,189	2,793,183
Institutional Shares	8,827,114	140,958,417
Total	$12,830,234	$177,399,395
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	315,358	3,024,594
Class C Shares	46,049	251,258
Institutional Shares	795,568	12,670,976
Total	1,156,975	15,946,828
Net Asset Value
Class A Shares - redemption price per share	$11.08	$11.12
Class C Shares - offering price per share*	$11.08	$11.12
Institutional Shares	$11.10	$11.12
Maximum Sales Charge - Class A Shares	2.00%	2.00%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$11.31	$11.35
Investments at cost:
(a) Investments at cost - unaffiliated	$11,983,810	$164,373,704
(b) Investments at cost - affiliated	$—	$—

*	Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund	Sterling Capital Diversified Income Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund

$85,856,696	$80,352,514	$94,751,204	$14,490,839	$117,537	$49,446
—	—	—	—	21,843,956	17,683,114
983,428	824,301	1,248,845	35,358	—	—
—	—	—	—	19,064	9,065
193,426	17	125,172	—	337	268
6,074	6,565	8,328	5,274	4,266	5,561
87,039,624	81,183,397	96,133,549	14,531,471	21,985,160	17,747,454

81,584	75,421	95,897	16,839	88	644
1,835,901	—	—	18,744	—	—
327,625	6,903	184,502	70,715	1,393	519

24,277	23,063	27,459	3,020	—	—
6,416	6,096	7,259	1,117	—	—
5,787	5,486	5,997	1,217	1,629	1,317
119	115	129	48	56	51
3,338	4,213	5,949	1,638	4,659	3,884
3,747	3,584	3,753	1,162	1,640	1,254
5,559	5,212	5,652	1,221	1,328	1,143
2,294,353	130,093	336,597	115,721	10,793	8,812
$84,745,271	$81,053,304	$95,796,952	$14,415,750	$21,974,367	$17,738,642

$80,114,409	$75,239,915	$90,819,254	$17,853,964	$20,912,871	$17,173,441
4,630,862	5,813,389	4,977,698	(3,438,214)	1,061,496	565,201
$84,745,271	$81,053,304	$95,796,952	$14,415,750	$21,974,367	$17,738,642

$11,925,501	$17,445,842	$27,866,241	$6,072,279	$21,557,446	$17,296,340
954,681	779,743	303,624	415,929	258,017	359,546
71,865,089	62,827,719	67,627,087	7,927,542	158,904	82,756
$84,745,271	$81,053,304	$95,796,952	$14,415,750	$21,974,367	$17,738,642

1,040,123	1,427,049	2,707,157	662,333	1,880,891	1,540,726
83,305	63,795	29,486	45,779	22,971	33,460
6,311,069	5,140,757	6,562,382	852,625	13,748	7,354
7,434,497	6,631,601	9,299,025	1,560,737	1,917,610	1,581,540

$11.47	$12.23	$10.29	$9.17	$11.46	$11.23
$11.46	$12.22	$10.30	$9.09	$11.23	$10.75
$11.39	$12.22	$10.31	$9.30	$11.56	$11.25
2.00%	2.00%	2.00%	5.75%	5.75%	5.75%
$11.70	$12.48	$10.50	$9.73	$12.16	$11.92

$80,916,168	$74,800,035	$89,915,414	$15,396,488	$117,537	$49,446
$—	$—	$—	$—	$20,700,293	$16,972,175

Sterling Capital Funds

Statements of Operations
For the year Ended September 30, 2020

	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Investment Income:
Dividend income	$5,931,412	$955,667
Foreign tax withholding	(7,091)	(4,755)
Total investment income	5,924,321	950,912
Expenses:
Investment advisory fees (See Note 5)	953,893	545,528
Administration fees (See Note 5)	181,135	67,055
Distribution fees - Class A Shares (See Note 5)	65,556	50,564
Distribution fees - Class C Shares (See Note 5)	6,099	22,524
Distribution fees - Class R Shares (See Note 5)	—	25
Compliance service fees (See Note 5)	2,717	1,270
Trustee fees	26,119	15,641
Accounting and out-of-pocket fees	8,401	4,298
Audit fees	15,062	6,157
Custodian fees	10,209	3,206
Fund accounting fees (See Note 5)	15,898	5,845
Interest expense (See Note 7)	—	167
Legal fees	26,582	9,593
Printing fees	24,726	7,538
Registration fees	44,599	46,503
Transfer agent fees (See Note 5)	41,055	50,145
Other fees	25,766	18,163
Total expenses before waivers	1,447,817	854,222
Less expenses waived by the Investment Advisor (See Note 5)	(18,189)	(109,151)
Less expenses waived by the Administrator (See Note 5)	(99,365)	—
Net expenses	1,330,263	745,071
Net investment income (loss)	4,594,058	205,841
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	(25,595,977)	4,604,107
In-kind redemptions	17,976,513	42,135,576
Written options	—	—
Foreign currency transactions	—	—
Change in unrealized appreciation/depreciation on:
Investments	(23,882,038)	(64,433,692)
Written options	—	—
Foreign currency transactions	—	—
Total realized and unrealized gain (loss)	(31,501,502)	(17,694,009)
Change in net assets from operations	$(26,907,444)	$(17,488,168)

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital SMID Opportunities Fund	Sterling Capital Stratton Mid Cap Value Fund

$1,820,939	$9,826,725	$51,882,927	$3,570,941	$90,639	$896,529
(6,165)	(72,248)	(542,007)	(291,924)	(986)	(3,883)
1,814,774	9,754,477	51,340,920	3,279,017	89,653	892,646

591,958	5,779,059	9,967,294	527,952	77,149	395,310
84,926	765,253	1,566,815	76,145	9,576	48,880
14,010	733,792	804,862	1,206	9,957	346
1,241	715,183	1,373,429	488	12,265	13
803	639	10,024	—	—	—
1,516	10,251	20,655	1,393	525	1,034
13,305	100,947	193,861	9,461	1,134	6,049
7,354	21,785	40,908	20,813	2,278	3,633
6,860	63,141	127,590	6,139	775	4,000
4,876	42,304	86,691	13,336	532	2,696
7,400	66,681	135,918	6,600	827	4,236
605	1,000	3,132	17	63	—
11,684	109,690	218,684	10,491	1,324	6,825
11,136	100,978	210,673	9,646	1,192	6,072
29,675	57,050	106,612	9,571	12,129	20,945
26,453	453,237	1,322,508	15,713	8,079	21,750
16,899	76,557	132,694	21,075	4,552	8,737
830,701	9,097,547	16,322,350	730,046	142,357	530,526
(7,126)	(25,394)	(90,793)	(175,983)	(33,006)	(14,044)
(67,586)	(235,311)	(320,492)	(1,345)	—	—
755,989	8,836,842	15,911,065	552,718	109,351	516,482
1,058,785	917,635	35,429,855	2,726,299	(19,698)	376,164

(23,590,860)	32,121,148	(64,838,008)	(18,410,915)	(1,227,190)	(210,347)
7,864,057	139,676,823	105,383,070	—	—	—
—	—	295,756	—	—	—
—	—	—	(82,422)	—	—

(10,642,628)	(150,860,810)	(138,576,160)	4,909,642	567,884	(3,504,691)
—	—	(107,368)	—	—	—
—	—	—	30,808	—	—
(26,369,431)	20,937,161	(97,842,710)	(13,552,887)	(659,306)	(3,715,038)
$(25,310,646)	$21,854,796	$(62,412,855)	$(10,826,588)	$(679,004)	$(3,338,874)

Sterling Capital Funds

Statements of Operations
For the year Ended September 30, 2020

	Sterling Capital Stratton Real Estate Fund	Sterling Capital Stratton Small Cap Value Fund	Sterling Capital Ultra Short Bond Fund	Sterling Capital Short Duration Bond Fund
Investment Income:
Interest income	$—	$—	$542,493	$4,563,099
Dividend income	2,250,988	11,626,891	3,955	18,882
Total investment income	2,250,988	11,626,891	546,448	4,581,981
Expenses:
Investment advisory fees (See Note 5)	545,947	6,214,094	47,802	525,750
Administration fees (See Note 5)	82,184	627,408	20,970	152,411
Distribution fees - Class A Shares (See Note 5)	2,513	6,156	5,869	8,031
Distribution fees - Class C Shares (See Note 5)	1,981	2,935	—	9,386
Distribution fees - Class R Shares (See Note 5)	—	—	—	—
Compliance service fees (See Note 5)	1,468	8,478	646	2,373
Trustee fees	10,227	82,112	2,368	18,876
Accounting and out-of-pocket fees	5,760	16,552	21,816	34,265
Audit fees	6,518	54,625	1,785	12,379
Custodian fees	4,606	34,631	1,086	8,373
Fund accounting fees (See Note 5)	7,121	54,830	1,793	13,144
Interest expense (See Note 7)	29	951	—	—
Legal fees	11,413	92,374	2,732	20,710
Printing fees	10,679	83,192	1,992	18,881
Registration fees	27,850	38,491	19,651	31,919
Transfer agent fees (See Note 5)	56,206	547,839	4,861	54,972
Other fees	12,561	67,600	4,838	16,727
Total expenses before waivers.	787,063	7,932,268	138,209	928,197
Less expenses waived by the Investment Advisor (See Note 5)	—	(567,947)	(42,563)	(175,250)
Less expenses waived by the Administrator (See Note 5)	—	(1,086)	—	—
Net expenses	787,063	7,363,235	95,646	752,947
Net investment income	1,463,925	4,263,656	450,802	3,829,034
Realized and Unrealized Gain (Loss):
Net realized gain from:
Investments	2,508,959	88,415,592	36,747	1,927,039
Change in unrealized appreciation/depreciation on investments	(13,233,054)	(231,075,150)	40,335	1,039,743
Total realized and unrealized gain (loss)	(10,724,095)	(142,659,558)	77,082	2,966,782
Change in net assets from operations	$(9,260,170)	$(138,395,902)	$527,884	$6,795,816

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund	Sterling Capital Quality Income Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund

$339,626	$46,844,248	$733,752	$1,073,477	$281,472
2,178	217,892	6,312	4,851	3,148
341,804	47,062,140	740,064	1,078,328	284,620

44,034	6,026,362	74,069	127,827	40,332
11,940	1,419,626	18,345	31,755	10,028

9,186	138,760	1,193	53	8,636

3,517	81,863	32	128	17

—	184	—	—	—
555	18,856	638	811	530
1,517	171,525	2,318	3,949	1,225
9,589	94,693	19,381	23,310	8,075
984	114,300	1,505	2,579	813
663	78,906	1,021	1,774	553
1,032	122,156	1,587	2,740	864
—	—	—	—	—
1,655	207,925	2,791	4,741	1,354
2,688	181,671	2,217	4,938	1,209
11,899	71,690	13,764	14,619	8,804
4,638	755,182	4,243	6,427	2,708
4,955	106,724	5,344	6,232	3,681
108,852	9,590,423	148,448	231,883	88,829

(22,017)	(2,066,337)	(5,369)	(14,609)	—

—	(490,528)	—	—	—
86,835	7,033,558	143,079	217,274	88,829
254,969	40,028,582	596,985	861,054	195,791

85,001	39,186,823	554,955	335,207	40,679

307,636	39,961,602	168,387	352,430	216,146
392,637	79,148,425	723,342	687,637	256,825
$647,606	$119,177,007	$1,320,327	$1,548,691	$452,616

Sterling Capital Funds

Statements of Operations
For the year Ended September 30, 2020

	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund
Investment Income:
Interest income	$331,067	$4,307,169
Dividend income - unaffiliated	2,630	44,678
Dividend income - affiliated*	—	—
Total investment income	333,697	4,351,847
Expenses:
Investment advisory fees (See Note 5)	45,706	617,788
Administration fees (See Note 5)	11,342	153,346
Distribution fees - Class A Shares (See Note 5)	9,017	92,153
Distribution fees - Class C Shares (See Note 5)	5,023	28,540
Compliance service fees (See Note 5)	547	2,387
Trustee fees	1,425	18,938
Accounting and out-of-pocket fees	6,388	19,259
Audit fees	931	12,419
Custodian fees	620	8,428
Fund accounting fees (See Note 5)	980	13,238
Interest expense (See Note 7)	—	334
Legal fees	1,555	17,974
Printing fees	1,329	18,821
Registration fees	11,098	13,758
Transfer agent fees (See Note 5)	3,386	43,512
Other fees	4,240	15,239
Total expenses before waivers	103,587	1,076,134
Less expenses waived by the Investment Advisor (See Note 5)	(490)	—
Net expenses	103,097	1,076,134
Net investment income	230,600	3,275,713
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments - unaffiliated	179,716	351,826
Investments - affiliated	—	—
Distributions from unaffiliated funds	—	—
Distributions from affiliated funds	—	—
Change in unrealized appreciation/depreciation on investments.	22,110	2,159,557
Total realized and unrealized gain (loss)	201,826	2,511,383
Change in net assets from operations	$432,426	$5,787,096

*	This dividend income is derived from affiliates other than controlled companies.

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund	Sterling Capital Diversified Income Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund

$2,098,760	$1,919,934	$2,234,344	$—	$—	$—
15,549	8,966	23,283	903,380	3,190	2,187
—	—	—	—	562,146	436,126
2,114,309	1,928,900	2,257,627	903,380	565,336	438,313

288,161	273,210	298,771	43,311	57,980	46,879
71,639	67,902	74,400	14,969	—	—
30,913	43,242	68,053	20,609	56,484	45,366
9,600	8,117	3,295	5,379	3,236	3,322
1,327	1,278	1,363	594	660	610
8,844	8,397	9,044	1,896	2,520	2,041
12,066	10,303	11,377	2,302	1,969	1,969
5,810	5,516	6,015	1,217	1,648	1,329
3,945	3,730	4,071	823	1,085	875
6,175	5,854	6,403	1,299	1,739	1,406
—	1	—	—	89	64
9,697	9,219	9,944	2,102	2,809	2,275
8,702	8,259	9,028	1,971	2,425	1,978
13,292	14,912	20,107	14,688	12,996	11,673
19,544	17,684	17,587	6,777	8,170	6,039
8,563	8,710	8,667	5,451	5,157	4,991
498,278	486,334	548,125	123,388	158,967	130,817
—	—	—	—	(57,980)	(46,879)
498,278	486,334	548,125	123,388	100,987	83,938
1,616,031	1,442,566	1,709,502	779,992	464,349	354,375

163,968	264,207	88,771	(1,471,629)	1,200	593
—	—	—	—	178,617	129,717
—	—	—	34,648	—	—
—	—	—	—	348,771	347,695
1,193,350	1,281,687	1,420,110	(850,418)	(1,049,153)	(1,194,109)
1,357,318	1,545,894	1,508,881	(2,287,399)	(520,565)	(716,104)
$2,973,349	$2,988,460	$3,218,383	$(1,507,407)	$(56,216)	$(361,729)

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Behavioral Large Cap Value Equity Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities:
Operations:
Net investment income	$4,594,058	$6,455,876
Net realized gain (loss)	(7,619,464)	8,586,607
Change in unrealized appreciation/depreciation	(23,882,038)	(22,687,741)
Change in net assets from operations	(26,907,444)	(7,645,258)
Distributions to Shareholders:
Net investment income and net realized gains from investments:
Class A	(1,529,996)	(3,138,063)
Class C	(31,751)	(80,167)
Institutional Class	(319,890)	(858,373)
Class R	—	—
Class R6	(10,771,551)	(26,185,374)
Change in net assets from shareholder distributions	(12,653,188)	(30,261,977)
Capital Transactions:
Change in net assets from capital transactions	(209,921,189)	1,423,452
Change in net assets	(249,481,821)	(36,483,783)
Net Assets:
Beginning of year	276,495,692	312,979,475
End of year	$27,013,871	$276,495,692

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund		Sterling Capital Behavioral Small Cap Value Equity Fund		Sterling Capital Special Opportunities Fund
For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019

$205,841	$2,760,350	$1,058,785	$3,197,783	$917,635	$1,746,357
46,739,683	24,707,781	(15,726,803)	(7,053,333)	171,797,971	63,257,242
(64,433,692)	(59,094,578)	(10,642,628)	(17,208,260)	(150,860,810)	(61,106,426)
(17,488,168)	(31,626,447)	(25,310,646)	(21,063,810)	21,854,796	3,897,173

(1,879,928)	(3,408,094)	(61,349)	(1,025,701)	(16,884,047)	(23,254,518)
(242,428)	(477,465)	(1,205)	(20,475)	(5,356,907)	(11,770,076)
(4,770,709)	(30,649,387)	(215,820)	(4,266,355)	(14,778,572)	(23,120,615)
(455)	(513)	(1,536)	(8,674)	(4,838)	(18,880)
(39)	(33,160,969)	(872,270)	(23,767,086)	(18,960,053)	(24,985,390)
(6,893,559)	(67,696,428)	(1,152,180)	(29,088,291)	(55,984,417)	(83,149,479)

(342,919,127)	(116,439,231)	(136,635,943)	56,614,739	(460,138,495)	(80,171,646)
(367,300,854)	(215,762,106)	(163,098,769)	6,462,638	(494,268,116)	(159,423,952)

428,053,198	643,815,304	245,514,958	239,052,320	1,042,512,824	1,201,936,776
$60,752,344	$428,053,198	$82,416,189	$245,514,958	$548,244,708	$1,042,512,824

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Equity Income Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$35,429,855	$34,490,511
Net realized gain (loss)	40,840,818	81,979,112
Change in unrealized appreciation/depreciation	(138,683,528)	28,039,403
Change in net assets from operations	(62,412,855)	144,509,026
Distributions to Shareholders:
Net investment income and net realized gains from investments:
Class A	(19,225,030)	(27,902,929)
Class C	(7,565,163)	(15,778,727)
Institutional Class	(64,305,155)	(77,612,408)
Class R	(129,017)	(248,333)
Class R6	(19,852,052)	(29,401,719)
Change in net assets from shareholder distributions	(111,076,417)	(150,944,116)
Capital Transactions:
Change in net assets from capital transactions.	(109,274,630)	171,789,600
Change in net assets	(282,763,902)	165,354,510
Net Assets:
Beginning of year	1,838,240,890	1,672,886,380
End of year	$1,555,476,988	$1,838,240,890

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral International Equity Fund		Sterling Capital SMID Opportunities Fund		Sterling Capital Stratton Mid Cap Value Fund
For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019

$2,726,299	$2,909,724	$(19,698)	$(13,781)	$376,164	$440,747
(18,493,337)	(6,321,497)	(1,227,190)	492,439	(210,347)	2,230,489
4,940,450	(2,783,452)	567,884	77,300	(3,504,691)	(1,902,285)
(10,826,588)	(6,195,225)	(679,004)	555,958	(3,338,874)	768,951

(15,272)	(45,602)	(158,917)	—	(3,930)	(8,075)
(986)	(4,299)	(58,816)	—	(34)	(103)
(484,264)	(1,243,697)	(253,402)	—	(2,009,020)	(5,084,526)
—	—	—	—	—	—
(2,512,099)	(4,081,173)	—	—	—	—
(3,012,621)	(5,374,771)	(471,135)	—	(2,012,984)	(5,092,704)

1,587,180	24,240,078	2,513,789	(116,917)	(2,690,807)	(302,087)
(12,252,029)	12,670,082	1,363,650	439,041	(8,042,665)	(4,625,840)

95,628,695	82,958,613	9,670,281	9,231,240	62,035,825	66,661,665
$83,376,666	$95,628,695	$11,033,931	$9,670,281	$53,993,160	$62,035,825

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Stratton Real Estate Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities:
Operations:
Net investment income	$1,463,925	$1,945,131
Net realized gain	2,508,959	4,052,238
Change in unrealized appreciation/depreciation	(13,233,054)	11,153,699
Change in net assets from operations	(9,260,170)	17,151,068
Distributions to Shareholders:
Net investment income and net realized gains from investments:
Class A	(56,366)	(27,282)
Class C	(10,328)	(6,293)
Institutional Class	(5,651,172)	(5,133,185)
Class R6	(9)	—
Change in net assets from shareholder distributions	(5,717,875)	(5,166,760)
Capital Transactions:
Change in net assets from capital transactions	(5,370,588)	2,115,839
Change in net assets	(20,348,633)	14,100,147
Net Assets:
Beginning of year	106,221,236	92,121,089
End of year	$85,872,603	$106,221,236

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Small Cap Value Fund		Sterling Capital Ultra Short Bond Fund
For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019

$4,263,656	$6,647,729	$450,802	$928,786
88,415,592	80,480,253	36,747	90,770
(231,075,150)	(160,890,027)	40,335	116,592
(138,395,902)	(73,762,045)	527,884	1,136,148

(176,450)	(133,162)	(40,911)	(94,793)
(24,177)	(7,554)	—	—
(64,382,924)	(87,347,809)	(414,182)	(820,309)
—	—	—	—
(64,583,551)	(87,488,525)	(455,093)	(915,102)

(279,158,884)	(174,989,690)	18,740,067	(9,659,452)
(482,138,337)	(336,240,260)	18,812,858	(9,438,406)

962,928,349	1,299,168,609	17,561,775	27,000,181
$480,790,012	$962,928,349	$36,374,633	$17,561,775

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Short Duration Bond Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities:
Operations:
Net investment income	$3,829,034	$4,650,289
Net realized gain (loss)	1,927,039	304,183
Change in unrealized appreciation/depreciation	1,039,743	2,918,772
Change in net assets from operations	6,795,816	7,873,244
Distributions to Shareholders:
Net investment income and net realized gains from investments:
Class A	(73,507)	(101,425)
Class C	(14,615)	(20,881)
Institutional Class	(4,361,183)	(4,979,836)
Class R	—	—
Class R6	—	—
Change in net assets from shareholder distributions	(4,449,305)	(5,102,142)
Capital Transactions:
Change in net assets from capital transactions	1,459,121	41,105,586
Change in net assets	3,805,632	43,876,688
Net Assets:
Beginning of year	176,238,455	132,361,767
End of year .	$180,044,087	$176,238,455

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund		Sterling Capital Total Return Bond Fund		Sterling Capital Corporate Fund
For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019

$254,969	$385,137	$40,028,582	$40,036,049	$596,985	$802,792
85,001	(135,818)	39,186,823	9,093,529	554,955	1,362
307,636	941,605	39,961,602	78,052,011	168,387	1,229,006
647,606	1,190,924	119,177,007	127,181,589	1,320,327	2,033,160

(90,704)	(100,924)	(1,439,572)	(1,758,079)	(12,277)	(13,849)
(6,038)	(7,749)	(150,558)	(172,524)	(59)	(111)
(264,844)	(337,311)	(30,684,940)	(29,747,187)	(584,519)	(788,778)
—	—	(867)	(829)	—	—
—	—	(14,238,201)	(10,125,629)	—	—
(361,586)	(445,984)	(46,514,138)	(41,804,248)	(596,855)	(802,738)

(2,958,620)	(8,583,621)	207,853,743	175,350,460	(4,864,338)	(9,365,172)
(2,672,600)	(7,838,681)	280,516,612	260,727,801	(4,140,866)	(8,134,750)

14,960,146	22,798,827	1,479,282,952	1,218,555,151	23,152,830	31,287,580
$12,287,546	$14,960,146	$1,759,799,564	$1,479,282,952	$19,011,964	$23,152,830

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Quality Income Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities:
Operations:
Net investment income	$861,054	$1,127,298
Net realized gain (loss)	335,207	(2,517)
Change in unrealized appreciation/depreciation	352,430	1,730,730
Change in net assets from operations	1,548,691	2,855,511
Distributions to Shareholders:
Net investment income and net realized gains from investments:
Class A	(498)	(543)
Class C	(233)	(701)
Institutional Class	(975,676)	(1,106,026)
Change in net assets from shareholder distributions	(976,407)	(1,107,270)
Capital Transactions:
Change in net assets from capital transactions	(1,150,794)	(2,472,234)
Change in net assets	(578,510)	(723,993)
Net Assets:
Beginning of year	36,415,063	37,139,056
End of year	$35,836,553	$36,415,063

See accompanying Notes to the Financial Statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund		Sterling Capital Maryland Intermediate Tax-Free Fund		Sterling Capital North Carolina Intermediate Tax-Free Fund
For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019

$195,791	$208,253	$230,600	$317,751	$3,275,713	$3,913,470
40,679	23,293	179,716	65,387	351,826	432,735
216,146	473,487	22,110	628,011	2,159,557	7,032,082
452,616	705,033	432,426	1,011,149	5,787,096	11,378,287

(59,838)	(78,236)	(78,577)	(127,247)	(618,328)	(807,558)
(20)	(31)	(7,350)	(13,595)	(26,263)	(40,835)
(158,989)	(195,012)	(220,232)	(399,198)	(2,630,444)	(3,064,006)
(218,847)	(273,279)	(306,159)	(540,040)	(3,275,035)	(3,912,399)

1,491,512	(1,117,426)	(1,736,999)	(4,847,604)	(6,598,839)	(8,430)
1,725,281	(685,672)	(1,610,732)	(4,376,495)	(4,086,778)	7,457,458

10,668,445	11,354,117	14,440,966	18,817,461	181,486,173	174,028,715
$12,393,726	$10,668,445	$12,830,234	$14,440,966	$177,399,395	$181,486,173

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital South Carolina Intermediate Tax-Free Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities:
Operations:
Net investment income	$1,616,031	$1,611,928
Net realized gain	163,968	97,934
Change in unrealized appreciation/depreciation	1,193,350	3,429,312
Change in net assets from operations	2,973,349	5,139,174
Distributions to Shareholders:
Net investment income and net realized gains from investments:
Class A	(217,872)	(245,867)
Class C	(9,723)	(11,011)
Institutional Class	(1,388,129)	(1,355,050)
Change in net assets from shareholder distributions	(1,615,724)	(1,611,928)
Capital Transactions:
Change in net assets from capital transactions	3,601,217	(1,686,203)
Change in net assets	4,958,842	1,841,043
Net Assets:
Beginning of year	79,786,429	77,945,386
End of year	$84,745,271	$79,786,429

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund		Sterling Capital West Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019

$1,442,566	$1,659,728	$1,709,502	$1,705,529
264,207	333,963	88,771	51,276
1,281,687	3,500,332	1,420,110	2,940,544
2,988,460	5,494,023	3,218,383	4,697,349

(288,025)	(357,345)	(526,269)	(506,838)
(7,450)	(9,779)	(3,932)	(10,261)
(1,147,072)	(1,292,604)	(1,253,906)	(1,305,041)
(1,442,547)	(1,659,728)	(1,784,107)	(1,822,140)

1,578,521	(9,011,256)	18,286,559	(6,345,674)
3,124,434	(5,176,961)	19,720,835	(3,470,465)

77,928,870	83,105,831	76,076,117	79,546,582
$81,053,304	$77,928,870	$95,796,952	$76,076,117

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Diversified Income Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities:
Operations:
Net investment income	$779,992	$843,831
Net realized gain (loss)	(1,436,981)	17,364
Change in unrealized appreciation/depreciation	(850,418)	(598,172)
Change in net assets from operations	(1,507,407)	263,023
Distributions to Shareholders:
Net investment income and net realized gains from investments:
Class A	(370,223)	(555,310)
Class C	(20,303)	(35,414)
Institutional Class	(399,639)	(331,903)
Return of Capital:
Class A	—	—
Class C	—	—
Institutional Class	—	—
Change in net assets from shareholder distributions	(790,165)	(922,627)
Capital Transactions:
Change in net assets from capital transactions	(3,454,541)	501,805
Change in net assets	(5,752,113)	(157,799)
Net Assets:
Beginning of year	20,167,863	20,325,662
End of year	$14,415,750	$20,167,863

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund		Sterling Capital Strategic Allocation Growth Fund
For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
$464,349	$576,614	$354,375	$415,882
528,588	824,498	478,005	788,971
(1,049,153)	(890,437)	(1,194,109)	(1,127,573)
(56,216)	510,675	(361,729)	77,280

(966,957)	(573,911)	(798,185)	(403,342)
(13,688)	(7,432)	(13,108)	(5,356)
(12,998)	(5,227)	(22,348)	(15,673)

(316,736)	—	(320,645)	—
(4,484)	—	(5,266)	—
(4,257)	—	(8,978)	—
(1,319,120)	(586,570)	(1,168,530)	(424,371)

(2,236,687)	(3,606,279)	(1,538,772)	(1,735,975)
(3,612,023)	(3,682,174)	(3,069,031)	(2,083,066)

25,586,390	29,268,564	20,807,673	22,890,739
$21,974,367	$25,586,390	$17,738,642	$20,807,673

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Behavioral Large Cap Value Equity Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,524,986	$935,934
Distributions reinvested	1,486,105	3,024,043
Value of shares redeemed	(4,171,306)	(4,522,058)
Change in net assets from Class A Share transactions	(160,215)	(562,081)
Class C Shares:
Proceeds from shares issued	133,361	34,072
Distributions reinvested	30,756	76,180
Value of shares redeemed	(167,857)	(244,255)
Change in net assets from Class C Share transactions	(3,740)	(134,003)
Institutional Shares:
Proceeds from shares issued	149,451	348,169
Distributions reinvested	288,365	813,806
Value of shares redeemed	(4,315,079)	(1,379,019)
Change in net assets from Institutional Share transactions	(3,877,263)	(217,044)
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—
Change in net assets from Class R Share transactions	—	—
Class R6 Shares:
Proceeds from shares issued	8,106,412	8,476,640
Distributions reinvested	10,771,551	26,185,374
Value of shares redeemed	(224,757,934)	(32,325,434)
Change in net assets from Class R6 Share transactions	(205,879,971)	2,336,580
Change in net assets from capital transactions	$(209,921,189)	$1,423,452
Share Transactions:
Class A Shares:
Issued	153,400	51,282
Reinvested	81,556	163,604
Redeemed	(234,670)	(235,640)
Change in Class A Shares	286	(20,754)
Class C Shares:
Issued	10,269	1,858
Reinvested	1,736	4,266
Redeemed	(10,492)	(13,480)
Change in Class C Shares	1,513	(7,356)
Institutional Shares:
Issued	8,460	17,721
Reinvested	15,145	43,752
Redeemed	(292,703)	(71,669)
Change in Institutional Shares	(269,098)	(10,196)
Class R Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—
Change in Class R Shares	—	—
Class R6 Shares:
Issued	463,022	441,965
Reinvested	574,922	1,406,557
Redeemed	(13,259,237)	(1,668,727)
Change in Class R6 Shares	(12,221,293)	179,795
Change in Shares	(12,488,592)	141,489

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund		Sterling Capital Behavioral Small Cap Value Equity Fund		Sterling Capital Special Opportunities Fund
For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
$609,680	$694,889	$288,173	$147,039	$19,038,037	$50,507,639
1,809,392	3,287,181	60,376	986,210	16,465,521	22,655,125
(3,436,452)	(7,119,018)	(833,998)	(1,370,407)	(74,966,780)	(64,745,949)
(1,017,380)	(3,136,948)	(485,449)	(237,158)	(39,463,222)	8,416,815

46,636	85,785	8,445	1,704	3,525,009	7,033,672
231,932	452,191	1,166	20,117	5,097,950	11,253,584
(1,074,073)	(1,116,509)	(29,287)	(13,228)	(28,053,096)	(64,942,936)
(795,505)	(578,533)	(19,676)	8,593	(19,430,137)	(46,655,680)

8,007,600	65,563,253	1,201,562	3,001,531	52,543,075	64,929,181
3,922,615	27,818,006	155,825	3,836,811	10,359,812	15,827,150
(117,763,003)	(209,396,363)	(16,809,476)	(9,417,780)	(161,840,614)	(125,765,263)
(105,832,788)	(116,015,104)	(15,452,089)	(2,579,438)	(98,937,727)	(45,008,932)

15	2,348	109,023	55,513	18,817	117,708
455	513	1,536	8,673	4,837	18,879
(18)	—	(7,952)	(6,067)	(209,835)	(14,718)
452	2,861	102,607	58,119	(186,181)	121,869

4,401,107	13,151,563	1,214,580	57,985,597	58,697,590	22,632,332
39	33,160,969	872,270	23,767,086	18,960,051	24,985,390
(239,675,052)	(43,024,039)	(122,868,186)	(22,388,060)	(379,778,869)	(44,663,440)
(235,273,906)	3,288,493	(120,781,336)	59,364,623	(302,121,228)	2,954,282
$(342,919,127)	$(116,439,231)	$(136,635,943)	$56,614,739	$(460,138,495)	$(80,171,646)

44,410	42,603	25,993	9,619	821,061	2,122,752
113,825	213,849	3,875	70,278	667,153	1,019,586
(240,368)	(444,018)	(65,574)	(93,083)	(3,334,855)	(2,761,560)
(82,133)	(187,566)	(35,706)	(13,186)	(1,846,641)	380,778

4,461	6,192	687	123	193,408	365,472
17,217	33,914	78	1,500	257,473	618,729
(92,335)	(78,751)	(2,636)	(946)	(1,526,477)	(3,374,253)
(70,657)	(38,645)	(1,871)	677	(1,075,596)	(2,390,052)

557,945	3,972,320	98,215	206,914	2,245,496	2,632,339
241,018	1,790,222	9,919	270,694	394,968	674,880
(7,601,067)	(13,022,482)	(1,463,078)	(626,557)	(6,923,672)	(5,146,852)
(6,802,104)	(7,259,940)	(1,354,944)	(148,949)	(4,283,208)	(1,839,633)

1	153	8,238	3,815	817	4,875
30	34	99	622	194	841
(1)	—	(776)	(430)	(8,059)	(620)
30	187	7,561	4,007	(7,048)	5,096

320,533	787,365	92,534	4,022,893	2,425,430	897,401
2	2,109,457	55,488	1,674,722	721,782	1,064,068
(15,125,634)	(2,556,762)	(8,615,520)	(1,492,555)	(15,250,967)	(1,771,703)
(14,805,099)	340,060	(8,467,498)	4,205,060	(12,103,755)	189,766
(21,759,963)	(7,145,904)	(9,852,458)	4,047,609	(19,316,248)	(3,654,045)

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Equity Income Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$61,979,645	$55,127,466
Distributions reinvested	18,130,587	26,666,056
Value of shares redeemed	(75,667,035)	(58,116,549)
Change in net assets from Class A Share transactions	4,443,197	23,676,973
Class C Shares:
Proceeds from shares issued	11,942,453	13,893,581
Distributions reinvested	7,273,756	15,208,917
Value of shares redeemed	(47,264,406)	(73,739,039)
Change in net assets from Class C Share transactions	(28,048,197)	(44,636,541)
Institutional Shares:
Proceeds from shares issued	657,438,047	277,543,621
Distributions reinvested	50,554,803	59,774,878
Value of shares redeemed	(538,369,044)	(173,731,332)
Change in net assets from Institutional Share transactions	169,623,806	163,587,167
Class R Shares:
Proceeds from shares issued	275,755	743,404
Distributions reinvested	128,228	248,332
Value of shares redeemed	(1,341,545)	(709,460)
Change in net assets from Class R Share transactions	(937,562)	282,276
Class R6 Shares:
Proceeds from shares issued	144,728,495	31,522,334
Distributions reinvested	19,454,375	29,401,719
Value of shares redeemed	(418,538,744)	(32,044,328)
Change in net assets from Class R6 Share transactions	(254,355,874)	28,879,725
Change in net assets from capital transactions	$(109,274,630)	$171,789,600
Share Transactions:
Class A Shares:
Issued	3,135,753	2,746,680
Reinvested	894,160	1,367,419
Redeemed	(3,952,671)	(2,883,769)
Change in Class A Shares	77,242	1,230,330
Class C Shares:
Issued	601,400	701,973
Reinvested	359,269	792,747
Redeemed	(2,458,114)	(3,702,614)
Change in Class C Shares	(1,497,445)	(2,207,894)
Institutional Shares:
Issued	32,659,085	13,723,097
Reinvested	2,486,728	3,051,663
Redeemed	(29,067,017)	(8,576,271)
Change in Institutional Shares	6,078,796	8,198,489
Class R Shares:
Issued	13,967	37,398
Reinvested	6,290	12,867
Redeemed.	(66,172)	(35,480)
Change in Class R Shares	(45,915)	14,785
Class R6 Shares:
Issued	7,276,798	1,562,417
Reinvested	958,953	1,500,794
Redeemed	(21,642,399)	(1,563,071)
Change in Class R6 Shares	(13,406,648)	1,500,140
Change in Shares	(8,793,970)	8,735,850

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral International Equity Fund		Sterling Capital SMID Opportunities Fund		Sterling Capital Stratton Mid Cap Value Fund
For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019

$48,933	$123,265	$1,803,928	$366,941	$42,699	$21,905
15,210	45,511	158,917	—	3,928	8,075
(92,152)	(345,274)	(304,881)	(309,895)	(10,801)	(5,899)
(28,009)	(176,498)	1,657,964	57,046	35,826	24,081

—	14,205	218,546	84,270	—	—
987	4,299	58,816	—	34	103
(13,296)	(5,850)	(106,746)	(423,647)	—	—
(12,309)	12,654	170,616	(339,377)	34	103

588,489	1,837,673	3,976,210	690,359	1,843,863	725,039
23,254	710,669	253,402	—	1,862,795	4,783,434
(1,496,343)	(2,231,436)	(3,544,403)	(524,945)	(6,433,325)	(5,834,744)
(884,600)	316,906	685,209	165,414	(2,726,667)	(326,271)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	20,005,843	—	—	—	—
2,512,098	4,081,173	—	—	—	—
—	—	—	—	—	—
2,512,098	24,087,016	—	—	—	—
$1,587,180	$24,240,078	$2,513,789	$(116,917)	$(2,690,807)	$(302,087)

5,175	13,137	135,999	29,734	673	372
1,530	4,942	11,940	—	60	144
(10,924)	(35,540)	(26,499)	(26,444)	(229)	(97)
(4,219)	(17,461)	121,440	3,290	504	419

-	1,381	16,823	7,505	—	—
100	470	4,510	—	1	2
(1,362)	(616)	(9,579)	(36,049)	—	—
(1,262)	1,235	11,754	(28,544)	1	2

64,545	197,397	332,630	60,406	33,549	12,066
2,342	75,256	18,925	—	28,066	84,617
(150,716)	(232,741)	(329,334)	(47,246)	(110,782)	(98,396)
(83,829)	39,912	22,221	13,160	(49,167)	(1,713)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	2,190,581	—	—	—	—
252,981	444,173	—	—	—	—
—	—	—	—	—	—
252,981	2,634,754	—	—	—	—
163,671	2,658,440	155,415	(12,094)	(48,662)	(1,292)

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Stratton Real Estate Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,481,184	$402,433
Distributions reinvested	53,827	25,560
Value of shares redeemed	(1,569,461)	(100,521)
Change in net assets from Class A Share transactions	(34,450)	327,472
Class C Shares:
Proceeds from shares issued	12,001	80,202
Distributions reinvested	10,328	6,292
Value of shares redeemed	(5,223)	(1,561)
Change in net assets from Class C Share transactions	17,106	84,933
Institutional Shares:
Proceeds from shares issued	9,677,466	17,505,972
Distributions reinvested	5,099,447	4,554,669
Value of shares redeemed	(20,130,666)	(20,357,207)
Change in net assets from Institutional Share transactions	(5,353,753)	1,703,434
Class R6 Shares:
Proceeds from shares issued	500	—
Distributions reinvested	9	—
Change in net assets from Class R6 Share transactions	509	—
Change in net assets from capital transactions	$(5,370,588)	$2,115,839
Share Transactions:
Class A Shares:
Issued	36,748	10,283
Reinvested	1,452	682
Redeemed	(42,464)	(2,618)
Change in Class A Shares	(4,264)	8,347
Class C Shares:
Issued	284	2,115
Reinvested	272	170
Redeemed	(147)	(41)
Change in Class C Shares	409	2,244
Institutional Shares:
Issued	247,551	451,964
Reinvested	133,980	121,837
Redeemed	(542,622)	(524,867)
Change in Institutional Shares	(161,091)	48,934
Class R6 Shares:
Issued	12	—
Change in Class R6 Shares	12	—
Change in Shares	(164,934)	59,525

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Small Cap Value Fund		Sterling Capital Ultra Short Bond Fund
For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019

$553,247	$1,407,442	$768,600	$875,745
174,082	130,424	39,025	68,193
(944,522)	(678,947)	(363,294)	(3,815,644)
(217,193)	858,919	444,331	(2,871,706)

119,709	168,061	—	—
23,281	7,554	—	—
(80,726)	(2,000)	—	—
62,264	173,615	—	—

110,101,534	129,863,570	24,826,301	21,239,320
45,739,757	59,385,321	280,149	679,867
(437,842,996)	(365,271,115)	(6,810,714)	(28,706,933)
(282,001,705)	(176,022,224)	18,295,736	(6,787,746)

2,997,750	—	—	—
—	—	—	—
2,997,750	—	—	—
$(279,158,884)	$(174,989,690)	$18,740,067	$(9,659,452)

7,926	18,224	78,800	89,884
2,260	1,791	3,993	6,986
(13,600)	(8,785)	(37,182)	(390,630)
(3,414)	11,230	45,611	(293,760)

1,598	2,303	—	—
312	106	—	—
(1,601)	(25)	—	—
309	2,384	—	—

1,728,136	1,700,927	2,531,059	2,182,523
590,269	813,078	28,634	69,593
(7,138,073)	(4,821,192)	(697,381)	(2,933,540)
(4,819,668)	(2,307,187)	1,862,312	(681,424)

44,970	—	—	—
44,970	—	—	—
(4,777,803)	(2,293,573)	1,907,923	(975,184)

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Short Duration Bond Fund

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,540,121	$132,602
Distributions reinvested	64,820	91,963
Value of shares redeemed	(585,882)	(1,475,687)
Change in net assets from Class A Share transactions	1,019,059	(1,251,122)
Class C Shares:
Proceeds from shares issued	142,762	122,296
Distributions reinvested	14,118	19,926
Value of shares redeemed	(329,079)	(197,504)
Change in net assets from Class C Share transactions	(172,199)	(55,282)
Institutional Shares:
Proceeds from shares issued	36,219,458	76,584,610
Distributions reinvested	3,435,852	3,897,901
Value of shares redeemed	(39,043,049)	(38,070,521)
Change in net assets from Institutional Share transactions	612,261	42,411,990
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—
Change in net assets from Class R Share transactions	—	—
Class R6 Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—
Change in net assets from Class R6 Share transactions	—	—
Change in net assets from capital transactions	$1,459,121	$41,105,586
Share Transactions:
Class A Shares:
Issued	175,935	15,539
Reinvested	7,457	10,734
Redeemed	(67,674)	(172,452)
Change in Class A Shares	115,718	(146,179)
Class C Shares:
Issued	16,474	14,418
Reinvested	1,626	2,326
Redeemed	(38,057)	(23,125)
Change in Class C Shares	(19,957)	(6,381)
Institutional Shares:
Issued	4,175,301	8,975,919
Reinvested	395,450	454,557
Redeemed	(4,531,536)	(4,440,972)
Change in Institutional Shares	39,215	4,989,504
Class R Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—
Change in Class R Shares	—	—
Class R6 Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—
Change in Class R6 Shares	—	—
Change in Shares	134,976	4,836,944

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund		Sterling Capital Total Return Bond Fund		Sterling Capital Corporate Fund

For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019

$554,319	$100,741	$10,424,297	$10,027,413	$156,446	$62,259
85,392	94,743	1,378,467	1,697,366	12,278	13,850
(315,048)	(1,199,621)	(12,578,428)	(28,820,527)	(193,295)	(44,374)
324,663	(1,004,137)	(775,664)	(17,095,748)	(24,571)	31,735

112,211	3,772	2,084,221	2,597,620	—	—
6,005	7,680	133,900	145,756	59	69
(194,695)	(141,933)	(2,514,880)	(2,446,047)	—	(39,205)
(76,479)	(130,481)	(296,759)	297,329	59	(39,136)

1,266,215	2,174,624	500,763,875	377,140,069	1,891,535	3,831,591
41,332	57,117	17,896,942	15,017,587	581,655	787,886
(4,514,351)	(9,680,744)	(578,148,682)	(248,196,183)	(7,313,016)	(13,977,248)
(3,206,804)	(7,449,003)	(59,487,865)	143,961,473	(4,839,826)	(9,357,771)

—	—	23,288	—	—	—
—	—	856	829	—	—
—	—	(24,910)	(8,975)	—	—
—	—	(766)	(8,146)	—	—

—	—	428,138,587	78,280,930	—	—
—	—	13,099,276	10,121,716	—	—
—	—	(172,823,066)	(40,207,094)	—	—
—	—	268,414,797	48,195,552	—	—
$(2,958,620)	$(8,583,621)	$207,853,743	$175,350,460	$(4,864,338)	$(9,365,172)

55,087	10,380	936,247	949,954	15,085	6,118
8,487	9,748	124,243	162,462	1,171	1,380
(31,430)	(122,964)	(1,135,926)	(2,778,531)	(18,827)	(4,324)
32,144	(102,836)	(75,436)	(1,666,115)	(2,571)	3,174

11,185	391	187,152	247,292	—	—
598	791	12,051	13,896	6	7
(19,381)	(14,594)	(226,735)	(233,935)	—	(4,021)
(7,598)	(13,412)	(27,532)	27,253	6	(4,014)

126,341	224,428	45,022,046	35,941,744	180,117	383,753
4,106	5,876	1,611,907	1,430,579	55,573	78,805
(449,326)	(1,009,532)	(52,101,509)	(23,901,584)	(699,692)	(1,420,672)
(318,879)	(779,228)	(5,467,556)	13,470,739	(464,002)	(958,114)

—	—	2,233	—	—	—
—	—	77	80	—	—
—	—	(2,208)	(881)	—	—
—	—	102	(801)	—	—

—	—	38,524,008	7,416,251	—	—
—	—	1,177,261	964,467	—	—
—	—	(15,446,477)	(3,840,531)	—	—
—	—	24,254,792	4,540,187	—	—
(294,333)	(895,476)	18,684,370	16,371,263	(466,567)	(958,954)

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Quality Income Fund

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$4,530	$—
Distributions reinvested	503	543
Value of shares redeemed	—	(9)
Change in net assets from Class A Share transactions	5,033	534
Class C Shares:
Proceeds from shares issued	—	—
Distributions reinvested	193	701
Value of shares redeemed	(31,480)	(639)
Change in net assets from Class C Share transactions	(31,287)	62
Institutional Shares:
Proceeds from shares issued	2,105,011	1,743,197
Distributions reinvested	920,397	1,062,163
Value of shares redeemed	(4,149,948)	(5,278,190)
Change in net assets from Institutional Share transactions	(1,124,540)	(2,472,830)
Change in net assets from capital transactions	$(1,150,794)	$(2,472,234)
Share Transactions:
Class A Shares:
Issued	442	—
Reinvested	49	55
Redeemed	—	(1)
Change in Class A Shares	491	54
Class C Shares:
Issued	—	—
Reinvested	20	72
Redeemed	(3,131)	(65)
Change in Class C Shares	(3,111)	7
Institutional Shares:
Issued	208,010	174,842
Reinvested	90,503	107,799
Redeemed	(407,950)	(539,555)
Change in Institutional Shares	(109,437)	(256,914)
Change in Shares	(112,057)	(256,853)

See accompanying Notes to the Financial Statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund		Sterling Capital Maryland Intermediate Tax-Free Fund		Sterling Capital North Carolina Intermediate Tax-Free Fund

For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019

$58,458	$486,125	$22,008	$37,386	$1,667,914	$3,836,676
57,533	75,439	64,629	101,927	530,626	687,412
(401,664)	(708,577)	(579,086)	(1,307,983)	(7,727,144)	(4,498,190)
(285,673)	(147,013)	(492,449)	(1,168,670)	(5,528,604)	25,898

—	—	107,279	20,750	308,701	202,741
19	31	7,350	13,595	26,154	40,518
—	—	(135,435)	(114,271)	(470,613)	(853,777)
19	31	(20,806)	(79,926)	(135,758)	(610,518)

3,159,152	569,087	1,023,962	877,547	26,185,547	28,191,390
13,087	16,476	38,892	67,911	977,398	1,018,133
(1,395,073)	(1,556,007)	(2,286,598)	(4,544,466)	(28,097,422)	(28,633,333)
1,777,166	(970,444)	(1,223,744)	(3,599,008)	(934,477)	576,190
$1,491,512	$(1,117,426)	$(1,736,999)	$(4,847,604)	$(6,598,839)	$(8,430)

5,655	47,623	2,014	3,439	152,013	360,881
5,536	7,490	5,891	9,561	48,264	64,342
(38,629)	(71,671)	(52,859)	(122,794)	(713,982)	(420,823)
(27,438)	(16,558)	(44,954)	(109,794)	(513,705)	4,400

—	—	9,728	1,950	27,857	19,020
2	3	670	1,278	2,382	3,800
—	—	(12,526)	(10,654)	(43,040)	(81,063)
2	3	(2,128)	(7,426)	(12,801)	(58,243)

304,097	57,224	92,921	81,375	2,377,741	2,626,439
1,261	1,637	3,539	6,361	88,821	95,238
(133,791)	(155,416)	(209,033)	(424,138)	(2,635,408)	(2,712,318)
171,567	(96,555)	(112,573)	(336,402)	(168,846)	9,359
144,131	(113,110)	(159,655)	(453,622)	(695,352)	(44,484)

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital South Carolina Intermediate Tax-Free Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,110,914	$382,162
Distributions reinvested	214,543	238,267
Value of shares redeemed	(3,071,326)	(2,603,553)
Change in net assets from Class A Share transactions	(745,869)	(1,983,124)
Class C Shares:
Proceeds from shares issued	13,353	79,002
Distributions reinvested	9,725	10,990
Value of shares redeemed	(62,283)	(147,972)
Change in net assets from Class C Share transactions	(39,205)	(57,980)
Institutional Shares:
Proceeds from shares issued	14,320,358	12,432,193
Distributions reinvested	351,267	311,034
Value of shares redeemed	(10,285,334)	(12,388,326)
Change in net assets from Institutional Share transactions	4,386,291	354,901
Change in net assets from capital transactions	$3,601,217	$(1,686,203)
Share Transactions:
Class A Shares:
Issued	184,616	35,168
Reinvested	18,872	21,560
Redeemed	(270,196)	(237,374)
Change in Class A Shares	(66,708)	(180,646)
Class C Shares:
Issued	1,185	7,134
Reinvested	856	994
Redeemed	(5,511)	(13,459)
Change in Class C Shares	(3,470)	(5,331)
Institutional Shares:
Issued	1,270,610	1,133,723
Reinvested	31,100	28,322
Redeemed	(915,223)	(1,136,914)
Change in Institutional Shares	386,487	25,131
Change in Shares	316,309	(160,846)

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund		Sterling Capital West Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019

$324,486	$330,984	$6,396,778	$2,471,962
247,942	303,035	480,527	451,194
(1,266,893)	(4,580,565)	(1,879,261)	(5,229,839)
(694,465)	(3,946,546)	4,998,044	(2,306,683)

104	5,161	15,630	199,557
7,181	9,346	3,931	10,210
(66,023)	(76,755)	(56,942)	(627,510)
(58,738)	(62,248)	(37,381)	(417,743)

8,258,693	7,716,491	20,938,668	9,176,083
161,997	181,453	115,735	115,667
(6,088,966)	(12,900,406)	(7,728,507)	(12,912,998)
2,331,724	(5,002,462)	13,325,896	(3,621,248)
$1,578,521	$(9,011,256)	$18,286,559	$(6,345,674)

26,491	28,227	634,144	247,431
20,505	25,903	47,135	45,459
(105,821)	(396,731)	(185,534)	(533,392)
(58,825)	(342,601)	495,745	(240,502)

9	437	1,517	19,844
594	799	386	1,032
(5,468)	(6,628)	(5,507)	(62,409)
(4,865)	(5,392)	(3,604)	(41,533)

681,495	660,524	2,043,897	918,268
13,400	15,497	11,342	11,662
(508,256)	(1,111,688)	(757,217)	(1,316,333)
186,639	(435,667)	1,298,022	(386,403)
122,949	(783,660)	1,790,163	(668,438)

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Diversified Income Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$294,478	$389,953
Distributions reinvested	369,363	550,891
Value of shares redeemed	(4,155,085)	(2,331,497)
Change in net assets from Class A Share transactions	(3,491,244)	(1,390,653)
Class C Shares:
Proceeds from shares issued	45,393	416
Distributions reinvested	20,302	35,414
Value of shares redeemed	(262,747)	(374,439)
Change in net assets from Class C Share transactions	(197,052)	(338,609)
Institutional Shares:
Proceeds from shares issued	1,769,602	3,888,968
Distributions reinvested	213,539	277,718
Value of shares redeemed	(1,749,386)	(1,935,619)
Change in net assets from Institutional Share transactions	233,755	2,231,067
Change in net assets from capital transactions	$(3,454,541)	$501,805
Share Transactions:
Class A Shares:
Issued	34,590	37,763
Reinvested	38,765	53,728
Redeemed	(449,845)	(225,790)
Change in Class A Shares	(376,490)	(134,299)
Class C Shares:
Issued	5,239	41
Reinvested	2,149	3,487
Redeemed	(28,308)	(36,602)
Change in Class C Shares	(20,920)	(33,074)
Institutional Shares:
Issued	181,178	369,829
Reinvested	22,164	26,739
Redeemed	(194,522)	(185,095)
Change in Institutional Shares	8,820	211,473
Change in Shares	(388,590)	44,100

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund		Sterling Capital Strategic Allocation Growth Fund
For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019

$310,764	$649,698	$248,682	$398,273
1,280,133	572,661	1,087,898	401,982
(3,558,366)	(4,773,194)	(2,296,365)	(2,428,833)
(1,967,469)	(3,550,835)	(959,785)	(1,628,578)

19,398	4,500	51,295	19,434
18,176	7,432	18,375	5,049
(163,396)	(178,051)	(34,418)	(93,678)
(125,822)	(166,119)	35,252	(69,195)

20,137	160,939	34,596	36,945
17,255	5,227	31,328	15,673
(180,788)	(55,491)	(680,163)	(90,820)
(143,396)	110,675	(614,239)	(38,202)
$(2,236,687)	$(3,606,279)	$(1,538,772)	$(1,735,975)

27,102	56,037	21,881	34,197
107,684	50,445	90,665	35,868
(312,269)	(404,802)	(208,114)	(206,022)
(177,483)	(298,320)	(95,568)	(135,957)

1,769	394	4,695	1,721
1,545	680	1,586	478
(14,624)	(15,416)	(3,005)	(8,249)
(11,310)	(14,342)	3,276	(6,050)

2,055	13,119	3,246	3,127
1,439	454	2,596	1,389
(16,940)	(4,672)	(56,296)	(7,676)
(13,446)	8,901	(50,454)	(3,160)
(202,239)	(303,761)	(142,746)	(145,167)

Sterling Capital Funds

Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2020	$19.49	0.36	(2.07)	(1.71)	(0.48)	(0.58)	(1.06)
Year Ended September 30, 2019	$22.30	0.39	(1.07)	(0.68)	(0.38)	(1.75)	(2.13)
Year Ended September 30, 2018	$20.71	0.31	1.91	2.22	(0.44)	(0.19)	(0.63)
Year Ended September 30, 2017	$17.68	0.36	2.97	3.33	(0.30)	—	(0.30)
Year Ended September 30, 2016	$16.53	0.27	1.15	1.42	(0.27)	—	(0.27)
Sterling Capital Mid Value Fund
Year Ended September 30, 2020	$16.10	0.02	(0.80)	(0.78)	(0.20)	(1.13)	(1.33)
Year Ended September 30, 2019	$19.08	0.05	(0.77)	(0.72)	—	(2.26)	(2.26)
Year Ended September 30, 2018	$18.72	(0.03)	1.23	1.20	—	(0.84)	(0.84)
Year Ended September 30, 2017	$16.71	(0.02)	2.56	2.54	—	(0.53)	(0.53)
Year Ended September 30, 2016	$17.97	0.02	2.06	2.08	—	(3.34)	(3.34)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2020	$14.54	0.10	(2.67)	(2.57)	(0.14)	—	(0.14)
Year Ended September 30, 2019	$18.65	0.17	(2.07)	(1.90)	(0.23)	(1.98)	(2.21)
Year Ended September 30, 2018	$18.39	0.17	0.86	1.03	(0.12)	(0.65)	(0.77)
Year Ended September 30, 2017	$15.19	0.12	3.17	3.29	(0.09)	—	(0.09)
Year Ended September 30, 2016	$14.04	0.18	1.15	1.33	(0.17)	(0.01)	(0.18)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2020	$24.63	(0.01)	1.38	1.37	—	(1.33)	(1.33)
Year Ended September 30, 2019	$26.37	0.02	0.10	0.12	—	(1.86)	(1.86)
Year Ended September 30, 2018	$24.51	0.01	3.93	3.94	(0.14)	(1.94)	(2.08)
Year Ended September 30, 2017	$21.53	0.02	3.37	3.39	—	(0.41)	(0.41)
Year Ended September 30, 2016	$22.96	—	1.88	1.88	—	(3.31)	(3.31)
Sterling Capital Equity Income Fund
Year Ended September 30, 2020	$21.27	0.36	(0.39)	(0.03)	(0.36)	(0.84)	(1.20)
Year Ended September 30, 2019	$21.55	0.39	1.23	1.62	(0.38)	(1.52)	(1.90)
Year Ended September 30, 2018	$20.84	0.34	2.66	3.00	(0.34)	(1.95)	(2.29)
Year Ended September 30, 2017	$18.30	0.34	2.59	2.93	(0.37)	(0.02)	(0.39)
Year Ended September 30, 2016	$17.35	0.31	2.05	2.36	(0.31)	(1.10)	(1.41)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$16.72	(9.15)%	$24,497	0.89%	2.00%	0.96%	167.34%
$19.49	(2.34)%	$28,548	0.89%	2.04%	0.89%	142.59%
$22.30	10.87%	$33,126	0.87%	1.44%	0.87%	127.89%
$20.71	18.94%	$33,358	0.89%	1.87%	0.89%	144.85%
$17.68	8.66%	$30,159	1.01%	1.58%	1.15%	145.53%

$13.99	(5.76)%	$18,851	1.13%	0.13%	1.26%	28.77%
$16.10	(2.80)%	$23,013	1.18%	0.29%	1.18%	26.62%
$19.08	6.54%	$30,857	1.17%	(0.16)%	1.17%	34.62%
$18.72	15.42%	$33,503	1.15%	(0.09)%	1.15%	24.83%
$16.71	13.07%	$31,625	1.18%	0.15%	1.18%	25.45%

$11.83	(17.84)%	$4,948	1.06%	0.81%	1.08%	119.76%
$14.54	(9.57)%	$6,599	1.05%	1.17%	1.05%	124.82%
$18.65	5.69%	$8,711	1.03%	0.91%	1.03%	89.85%
$18.39	21.65%	$9,281	1.05%	0.72%	1.10%	109.05%
$15.19	9.52%	$8,714	1.13%	1.29%	1.21%	120.42%

$24.67	5.55%	$276,975	1.11%	(0.04)%	1.11%	17.50%
$24.63	1.21%	$322,003	1.11%	0.06%	1.11%	17.31%
$26.37	17.16%	$334,687	1.11%	0.05%	1.11%	22.78%
$24.51	15.97%	$343,873	1.12%	0.07%	1.12%	18.92%
$21.53	8.57%	$351,467	1.17%	0.02%	1.22%	27.32%

$20.04	(0.10)%	$320,255	1.03%	1.79%	1.03%	33.60%
$21.27	8.48%	$338,293	1.02%	1.92%	1.02%	23.20%
$21.55	15.28%	$316,245	1.02%	1.66%	1.02%	19.49%
$20.84	16.19%	$348,427	1.03%	1.78%	1.03%	16.93%
$18.30	14.50%	$467,470	1.21%	1.78%	1.21%	20.64%

Sterling Capital Funds

Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2020	$9.48	0.24	(1.30)	(1.06)	(0.28)	—	(0.28)
Year Ended September 30, 2019	$11.17	0.31	(1.31)	(1.00)	(0.29)	(0.40)	(0.69)
Year Ended September 30, 2018	$11.75	0.37	(0.52)	(0.15)	(0.32)	(0.11)	(0.43)
Year Ended September 30, 2017	$9.68	0.25	1.96	2.21	(0.14)	—	(0.14)
Year Ended September 30, 2016	$9.22	0.21	0.46	0.67	(0.21)	—	(0.21)
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2020	$13.24	(0.03)	(0.13)	(0.16)	—	(0.63)	(0.63)
Year Ended September 30, 2019	$12.44	(0.02)	0.82	0.80	—	—	—
Year Ended September 30, 2018	$11.75	(0.05)	0.98	0.93	(0.06)	(0.18)	(0.24)
October 3, 2016 to September 30, 2017(d)	$10.00	— (e)	1.76	1.76	(0.01)	—	(0.01)
Sterling Capital Stratton Mid Cap Value Fund
Year Ended September 30, 2020	$64.04	0.25	(3.65)	(3.40)	(0.46)	(1.51)	(1.97)
Year Ended September 30, 2019	$68.74	0.30	0.17	0.47	(0.15)	(5.02)	(5.17)
Year Ended September 30, 2018	$66.23	0.10	4.85	4.95	(0.15)	(2.29)	(2.44)
Year Ended September 30, 2017	$55.87	0.02	10.65	10.67	(0.04)	(0.27)	(0.31)
Period Ended September 30, 2016	$52.55	(0.02)	3.34	3.32	—	—	—
Sterling Capital Stratton Real Estate Fund
Year Ended September 30, 2020	$42.28	0.25	(3.72)	(3.47)	(0.68)	(1.52)	(2.20)
Year Ended September 30, 2019	$37.57	0.75	5.98	6.73	(0.78)	(1.24)	(2.02)
Year Ended September 30, 2018	$37.04	0.74	1.50	2.24	(0.49)	(1.22)	(1.71)
Year Ended September 30, 2017	$39.67	0.75	(0.54)	0.21	(1.09)	(1.75)	(2.84)
Period Ended September 30, 2016	$36.00	0.57	3.58	4.15	(0.48)	—	(0.48)
Sterling Capital Stratton Small Cap Value Fund
Year Ended September 30, 2020	$78.00	0.25	(9.36)	(9.11)	(0.29)	(4.93)	(5.22)
Year Ended September 30, 2019	$88.73	0.32	(5.00)	(4.68)	(0.15)	(5.90)	(6.05)
Year Ended September 30, 2018	$89.91	0.12	6.49	6.61	(0.10)	(7.69)	(7.79)
Year Ended September 30, 2017	$78.34	— (e)	15.72	15.72	(0.05)	(4.10)	(4.15)
Period Ended September 30, 2016	$69.90	(0.02)	8.46	8.44	—	—	—
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2020	$9.78	0.17	0.04	0.21	(0.17)	—	(0.17)
Year Ended September 30, 2019	$9.75	0.23	0.03	0.26	(0.23)	—	(0.23)
Year Ended September 30, 2018	$9.79	0.14	(0.02)	0.12	(0.16)	—	(0.16)
Year Ended September 30, 2017	$9.82	0.07	0.03	0.10	(0.13)	—	(0.13)
Year Ended September 30, 2016	$9.87	0.07	0.03	0.10	(0.15)	—	(0.15)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Period from commencement of operations.
(e)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$8.14	(11.76)%	$426	0.88%	2.81%	1.08%	164.02%
$9.48	(8.72)%	$537	0.94%	3.16%	1.14%	97.74%
$11.17	(1.47)%	$828	0.90%	3.17%	1.10%	96.65%
$11.75	23.19%	$510	0.93%	2.38%	1.19%	91.65%
$9.68	7.24%	$354	1.05%	2.26%	1.36%	125.35%

$12.45	(1.54)%	$4,425	1.04%	(0.22)%	1.34%	60.03%
$13.24	6.43%	$3,097	1.04%	(0.18)%	1.45%	45.11%
$12.44	8.07%	$2,870	1.04%	(0.39)%	1.29%	45.64%
$11.75	17.59%	$4,038	1.04%	(0.03)%	1.66%	37.97%

$58.67	(5.63)%	$145	1.16%	0.42%	1.19%	9.21%
$64.04	1.72%	$126	1.20%	0.50%	1.20%	6.75%
$68.74	7.54%	$107	1.20%	0.15%	1.20%	14.47%
$66.23	19.16%	$108	1.16%	0.03%	1.16%	12.19%
$55.87	6.32%	$19	1.20%	(0.04)%	1.22%	11.16%

$36.61	(8.33)%	$537	1.08%	0.67%	1.08%	19.58%
$42.28	18.76%	$800	1.07%	1.92%	1.07%	14.56%
$37.57	6.17%	$398	1.07%	2.04%	1.07%	8.34%
$37.04	0.90%	$302	1.04%	2.03%	1.05%	13.52%
$39.67	11.50%	$115	1.08%	1.93%	1.11%	18.43%

$63.67	(12.81)%	$2,048	1.25%	0.37%	1.33%	8.33%
$78.00	(4.79)%	$2,775	1.28%	0.42%	1.33%	8.60%
$88.73	7.71%	$2,160	1.28%	0.14%	1.32%	15.51%
$89.91	20.43%	$529	1.31%	0.01%	1.31%	7.04%
$78.34	12.07%	$87	1.33%	(0.04)%	1.33%	3.42%

$9.82	2.20%	$2,675	0.63%	1.73%	0.81%	43.45%
$9.78	2.70%	$2,219	0.68%	2.39%	0.79%	103.69%
$9.75	1.20%	$5,074	0.66%	1.39%	0.76%	74.56%
$9.79	1.00%	$4,663	0.68%	0.71%	0.78%	59.57%
$9.82	0.99%	$6,250	0.71%	0.72%	0.80%	43.02%

Sterling Capital Funds

Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2020	$8.65	0.17	0.16	0.33	(0.20)	—	—	(0.20)
Year Ended September 30, 2019	$8.52	0.21	0.15	0.36	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$8.69	0.16	(0.11)	0.05	(0.22)	—	—	(0.22)
Year Ended September 30, 2017	$8.81	0.10	(0.01)	0.09	(0.21)	—	—	(0.21)
Year Ended September 30, 2016	$8.86	0.10	0.07	0.17	(0.22)	—	—	(0.22)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2020	$9.92	0.17	0.29	0.46	(0.25)	—	—	(0.25)
Year Ended September 30, 2019	$9.48	0.21	0.47	0.68	(0.24)	—	—	(0.24)
Year Ended September 30, 2018	$9.91	0.17	(0.34)	(0.17)	(0.26)	—	—	(0.26)
Year Ended September 30, 2017	$10.24	0.15	(0.27)	(0.12)	(0.21)	—	—	(0.21)
Year Ended September 30, 2016	$10.18	0.13	0.11	0.24	(0.18)	—	—	(0.18)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2020	$10.88	0.24	0.55	0.79	(0.29)	— (b)	—	(0.29)
Year Ended September 30, 2019	$10.20	0.30	0.69	0.99	(0.31)	—	—	(0.31)
Year Ended September 30, 2018	$10.59	0.27	(0.36)	(0.09)	(0.30)	—	—	(0.30)
Year Ended September 30, 2017	$10.81	0.23	(0.15)	0.08	(0.30)	—	—	(0.30)
Year Ended September 30, 2016	$10.53	0.26	0.34	0.60	(0.32)	—	—	(0.32)
Sterling Capital Corporate Fund
Year Ended September 30, 2020	$10.38	0.27	0.40	0.67	(0.27)	—	—	(0.27)
Year Ended September 30, 2019	$9.81	0.30	0.57	0.87	(0.30)	—	—	(0.30)
Year Ended September 30, 2018	$10.25	0.29	(0.37)	(0.08)	(0.29)	(0.07)	—	(0.36)
Year Ended September 30, 2017	$10.37	0.29	(0.08)	0.21	(0.29)	(0.04)	—	(0.33)
Year Ended September 30, 2016	$10.10	0.28	0.27	0.55	(0.28)	—	—	(0.28)
Sterling Capital Quality Income Fund
Year Ended September 30, 2020	$10.09	0.21	0.20	0.41	(0.25)	—	—	(0.25)
Year Ended September 30, 2019	$9.60	0.28	0.49	0.77	(0.28)	—	—	(0.28)
Year Ended September 30, 2018	$9.94	0.25	(0.31)	(0.06)	(0.28)	—	—	(0.28)
Year Ended September 30, 2017	$10.10	0.21	(0.12)	0.09	(0.25)	—	—	(0.25)
Year Ended September 30, 2016	$9.98	0.19	0.16	0.35	(0.23)	—	—	(0.23)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2020	$10.32	0.16	0.23	0.39	(0.16)	(0.02)	—	(0.18)
Year Ended September 30, 2019	$9.90	0.18	0.48	0.66	(0.18)	(0.06)	—	(0.24)
Year Ended September 30, 2018	$10.27	0.20	(0.34)	(0.14)	(0.20)	(0.03)	—	(0.23)
Year Ended September 30, 2017	$10.64	0.21	(0.23)	(0.02)	(0.21)	(0.14)	—	(0.35)
Year Ended September 30, 2016	$10.62	0.24	0.15	0.39	(0.24)	(0.13)	—	(0.37)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2020	$10.95	0.18	0.19	0.37	(0.18)	(0.06)	—	(0.24)
Year Ended September 30, 2019	$10.62	0.20	0.46	0.66	(0.20)	(0.13)	—	(0.33)
Year Ended September 30, 2018	$11.02	0.20	(0.34)	(0.14)	(0.20)	(0.06)	—	(0.26)
Year Ended September 30, 2017	$11.31	0.21	(0.21)	—	(0.21)	(0.08)	—	(0.29)
Year Ended September 30, 2016	$11.17	0.20	0.21	0.41	(0.20)	(0.07)	—	(0.27)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$8.78	3.86%	$4,260	0.67%	1.93%	0.77%	64.69%
$8.65	4.29%	$3,197	0.68%	2.44%	0.78%	78.58%
$8.52	0.55%	$4,393	0.68%	1.84%	0.78%	62.02%
$8.69	1.02%	$5,746	0.70%	1.11%	0.80%	78.77%
$8.81	1.98%	$7,332	0.74%	1.09%	0.81%	54.68%

$10.13	4.66%	$3,930	0.79%	1.68%	0.95%	47.36%
$9.92	7.27%	$3,531	0.81%	2.12%	0.91%	40.13%
$9.48	(1.73)%	$4,350	0.91%	1.73%	0.92%	40.85%
$9.91	(1.20)%	$5,418	0.87%	1.54%	0.91%	32.44%
$10.24	2.37%	$7,066	0.85%	1.24%	0.97%	49.39%

$11.38	7.33%	$57,202	0.70%	2.20%	0.82%	59.59%
$10.88	9.90%	$55,513	0.70%	2.87%	0.83%	79.40%
$10.20	(0.90)%	$68,982	0.70%	2.56%	0.82%	62.28%
$10.59	0.75%	$72,030	0.72%	2.13%	0.82%	64.07%
$10.81	5.84%	$70,257	0.74%	2.42%	0.84%	65.47%

$10.78	6.56%	$490	0.92%	2.57%	0.94%	52.28%
$10.38	9.01%	$498	0.93%	2.98%	0.95%	82.23%
$9.81	(0.80)%	$440	0.89%	2.94%	0.89%	66.82%
$10.25	2.07%	$372	0.88%	2.84%	0.88%	78.79%
$10.37	5.55%	$441	0.89%	2.77%	0.89%	83.88%

$10.25	4.07%	$25	0.84%	2.06%	0.88%	35.96%
$10.09	8.13%	$20	0.85%	2.90%	0.89%	17.58%
$9.60	(0.63)%	$18	0.83%	2.54%	0.87%	19.17%
$9.94	0.89%	$94	0.85%	2.06%	0.89%	34.72%
$10.10	3.60%	$377	0.84%	1.89%	0.88%	43.63%

$10.53	3.81%	$3,414	0.94%	1.53%	0.94%	7.76%
$10.32	6.79%	$3,631	0.95%	1.79%	0.95%	32.58%
$9.90	(1.44)%	$3,647	0.93%	1.95%	0.93%	20.37%
$10.27	(0.19)%	$4,072	0.93%	2.01%	0.96%	17.93%
$10.64	3.69%	$4,358	0.91%	2.25%	1.02%	16.44%

$11.08	3.43%	$3,493	0.93%	1.62%	0.94%	9.44%
$10.95	6.35%	$3,947	0.92%	1.83%	0.94%	20.76%
$10.62	(1.23)%	$4,991	0.88%	1.89%	0.88%	31.12%
$11.02	0.00%	$5,818	0.86%	1.88%	0.90%	5.89%
$11.31	3.71%	$6,537	0.86%	1.75%	0.96%	14.36%

Sterling Capital Funds

Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Return of Capital	Net realized gains on investments	Total Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2020	$10.91	0.18	0.21	0.39	(0.18)	—	—	(0.18)
Year Ended September 30, 2019	$10.43	0.23	0.48	0.71	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$10.78	0.24	(0.35)	(0.11)	(0.24)	—	—	(0.24)
Year Ended September 30, 2017	$11.08	0.23	(0.27)	(0.04)	(0.22)	—	(0.04)	(0.26)
Year Ended September 30, 2016	$10.97	0.23	0.17	0.40	(0.23)	—	(0.06)	(0.29)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2020	$11.27	0.20	0.20	0.40	(0.20)	—	—	(0.20)
Year Ended September 30, 2019	$10.77	0.21	0.50	0.71	(0.21)	—	—	(0.21)
Year Ended September 30, 2018	$11.10	0.20	(0.33)	(0.13)	(0.20)	—	—	(0.20)
Year Ended September 30, 2017	$11.30	0.20	(0.20)	—	(0.20)	—	—	(0.20)
Year Ended September 30, 2016	$11.14	0.20	0.20	0.40	(0.20)	—	(0.04)	(0.24)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2020	$11.98	0.20	0.25	0.45	(0.20)	—	(0.20)
Year Ended September 30, 2019	$11.40	0.23	0.58	0.81	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$11.76	0.23	(0.36)	(0.13)	(0.23)	—	—	(0.23)
Year Ended September 30, 2017	$12.13	0.23	(0.28)	(0.05)	(0.23)	—	(0.09)	(0.32)
Year Ended September 30, 2016	$11.98	0.24	0.19	0.43	(0.24)	—	(0.04)	(0.28)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2020	$10.12	0.19	0.18	0.37	(0.19)	—	(0.01)	(0.20)
Year Ended September 30, 2019	$9.72	0.22	0.42	0.64	(0.22)	—	(0.02)	(0.24)
Year Ended September 30, 2018	$10.04	0.21	(0.31)	(0.10)	(0.21)	—	(0.01)	(0.22)
Year Ended September 30, 2017	$10.27	0.21	(0.18)	0.03	(0.21)	—	(0.05)	(0.26)
Year Ended September 30, 2016	$10.14	0.21	0.18	0.39	(0.21)	—	(0.05)	(0.26)
Sterling Capital Diversified Income Fund(b)
Year Ended September 30, 2020	$10.29	0.42	(1.11)	(0.69)	(0.43)	—	—	(0.43)
Year Ended September 30, 2019	$10.63	0.46	(0.29)	0.17	(0.51)	—	—	(0.51)
Year Ended September 30, 2018	$10.79	0.35	(0.10)	0.25	(0.41)	—	—	(0.41)
Year Ended September 30, 2017	$10.82	0.41	(0.03)	0.38	(0.41)	—	—	(0.41)
Year Ended September 30, 2016	$10.21	0.33	0.65	0.98	(0.37)	—	—	(0.37)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2020	$12.07	0.23	(0.19)	0.04	(0.17)	(0.06)	(0.42)	(0.65)
Year Ended September 30, 2019	$12.08	0.25	—	0.25	(0.26)	—	—	(0.26)
Year Ended September 30, 2018	$11.89	0.23	0.23	0.46	(0.27)	—	—	(0.27)
Year Ended September 30, 2017	$10.82	0.15	1.08	1.23	(0.16)	—	—	(0.16)
Year Ended September 30, 2016	$10.31	0.17	0.55	0.72	(0.21)	—	—	(0.21)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2020	$12.07	0.22	(0.37)	(0.15)	(0.15)	(0.06)	(0.48)	(0.69)
Year Ended September 30, 2019	$12.25	0.23	(0.18)	0.05	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$11.90	0.21	0.39	0.60	(0.25)	—	—	(0.25)
Year Ended September 30, 2017	$10.53	0.11	1.38	1.49	(0.12)	—	—	(0.12)
Year Ended September 30, 2016	$9.99	0.14	0.57	0.71	(0.17)	—	—	(0.17)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$11.12	3.64%	$33,648	0.79%	1.68%	0.79%	17.06%
$10.91	6.84%	$38,587	0.80%	2.12%	0.80%	33.12%
$10.43	(1.06)%	$36,857	0.79%	2.23%	0.79%	22.06%
$10.78	(0.31)%	$45,357	0.79%	2.09%	0.83%	25.92%
$11.08	3.69%	$52,130	0.80%	2.08%	0.90%	10.05%

$11.47	3.58%	$11,926	0.81%	1.76%	0.81%	4.84%
$11.27	6.62%	$12,478	0.81%	1.88%	0.81%	23.84%
$10.77	(1.15)%	$13,864	0.80%	1.85%	0.80%	27.71%
$11.10	0.01%	$15,832	0.81%	1.78%	0.84%	31.17%
$11.30	3.59%	$18,683	0.82%	1.78%	0.92%	2.69%

$12.23	3.80%	$17,446	0.81%	1.67%	0.81%	15.44%
$11.98	7.13%	$17,795	0.81%	1.94%	0.81%	24.57%
$11.40	(1.14)%	$20,842	0.80%	1.96%	0.80%	21.08%
$11.76	(0.39)%	$27,481	0.80%	1.93%	0.84%	23.25%
$12.13	3.65%	$34,691	0.81%	1.99%	0.91%	16.18%

$10.29	3.66%	$27,866	0.81%	1.84%	0.81%	3.28%
$10.12	6.59%	$22,389	0.81%	2.18%	0.81%	33.73%
$9.72	(0.98)%	$23,833	0.80%	2.14%	0.80%	17.53%
$10.04	0.28%	$30,134	0.81%	2.08%	0.85%	21.00%
$10.27	3.92%	$37,720	0.82%	2.05%	0.92%	11.31%

$9.17	(6.78)%	$6,072	0.81%	4.38%	0.81%	38.04%
$10.29	1.73%	$10,688	0.79%	4.46%	0.80%	26.68%
$10.63	2.38%	$12,468	0.79%	3.25%	0.80%	48.19%
$10.79	3.57%	$14,754	0.77%	3.84%	0.77%	43.86%
$10.82	9.87%	$15,126	0.64%	3.17%	0.72%	67.18%

$11.46	0.17%	$21,557	0.43%	2.01%	0.68%	3.91%
$12.07	2.18%	$24,850	0.41%	2.14%	0.66%	9.41%
$12.08	3.88%	$28,470	0.41%	1.93%	0.66%	14.41%
$11.89	11.46%	$30,181	0.42%	1.37%	0.67%	0.80%
$10.82	7.02%	$31,951	0.40%	1.65%	0.65%	5.19%

$11.23	(1.52)%	$17,296	0.44%	1.91%	0.69%	3.50%
$12.07	0.59%	$19,758	0.41%	1.95%	0.66%	10.69%
$12.25	5.08%	$21,715	0.44%	1.73%	0.69%	17.81%
$11.90	14.24%	$22,836	0.44%	1.04%	0.69%	1.92%
$10.53	7.22%	$21,912	0.43%	1.34%	0.68%	5.95%

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2020	$18.88	0.21	(1.99)	(1.78)	(0.35)	(0.58)	(0.93)
Year Ended September 30, 2019	$21.67	0.24	(1.04)	(0.80)	(0.24)	(1.75)	(1.99)
Year Ended September 30, 2018	$20.13	0.15	1.86	2.01	(0.28)	(0.19)	(0.47)
Year Ended September 30, 2017	$17.20	0.21	2.87	3.08	(0.15)	—	(0.15)
Year Ended September 30, 2016	$16.09	0.14	1.12	1.26	(0.15)	—	(0.15)
Sterling Capital Mid Value Fund
Year Ended September 30, 2020	$13.83	(0.07)	(0.68)	(0.75)	(0.10)	(1.13)	(1.23)
Year Ended September 30, 2019	$16.86	(0.07)	(0.70)	(0.77)	—	(2.26)	(2.26)
Year Ended September 30, 2018	$16.76	(0.15)	1.09	0.94	—	(0.84)	(0.84)
Year Ended September 30, 2017	$15.12	(0.14)	2.31	2.17	—	(0.53)	(0.53)
Year Ended September 30, 2016	$16.67	(0.09)	1.88	1.79	—	(3.34)	(3.34)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2020	$13.94	0.01	(2.56)	(2.55)	(0.11)	—	(0.11)
Year Ended September 30, 2019	$17.89	0.06	(1.98)	(1.92)	(0.05)	(1.98)	(2.03)
Year Ended September 30, 2018	$17.69	0.03	0.82	0.85	—	(0.65)	(0.65)
Year Ended September 30, 2017	$14.70	(0.02)	3.07	3.05	(0.06)	—	(0.06)
Year Ended September 30, 2016	$13.60	0.07	1.11	1.18	(0.07)	(0.01)	(0.08)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2020	$20.04	(0.15)	1.11	0.96	—	(1.33)	(1.33)
Year Ended September 30, 2019	$21.98	(0.14)	0.06	(0.08)	—	(1.86)	(1.86)
Year Ended September 30, 2018	$20.88	(0.14)	3.29	3.15	(0.11)	(1.94)	(2.05)
Year Ended September 30, 2017	$18.54	(0.13)	2.88	2.75	—	(0.41)	(0.41)
Year Ended September 30, 2016	$20.34	(0.14)	1.65	1.51	—	(3.31)	(3.31)
Sterling Capital Equity Income Fund
Year Ended September 30, 2020	$21.05	0.21	(0.38)	(0.17)	(0.21)	(0.84)	(1.05)
Year Ended September 30, 2019	$21.34	0.24	1.21	1.45	(0.22)	(1.52)	(1.74)
Year Ended September 30, 2018	$20.66	0.19	2.62	2.81	(0.18)	(1.95)	(2.13)
Year Ended September 30, 2017	$18.14	0.20	2.56	2.76	(0.22)	(0.02)	(0.24)
Year Ended September 30, 2016	$17.21	0.18	2.03	2.21	(0.18)	(1.10)	(1.28)
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2020	$9.37	0.18	(1.31)	(1.13)	(0.18)	—	(0.18)
Year Ended September 30, 2019	$11.06	0.26	(1.33)	(1.07)	(0.22)	(0.40)	(0.62)
Year Ended September 30, 2018	$11.64	0.25	(0.48)	(0.23)	(0.24)	(0.11)	(0.35)
Year Ended September 30, 2017	$9.62	0.15	1.96	2.11	(0.09)	—	(0.09)
Year Ended September 30, 2016	$9.18	0.17	0.42	0.59	(0.15)	—	(0.15)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$16.17	(9.81)%	$567	1.64%	1.26%	1.71%	167.34%
$18.88	(3.08)%	$634	1.64%	1.29%	1.64%	142.59%
$21.67	10.11%	$887	1.62%	0.69%	1.62%	127.89%
$20.13	18.00%	$966	1.64%	1.12%	1.64%	144.85%
$17.20	7.87%	$919	1.76%	0.81%	1.90%	145.53%

$11.85	(6.46)%	$1,584	1.88%	(0.61)%	2.02%	28.77%
$13.83	(3.52)%	$2,826	1.93%	(0.46)%	1.93%	26.62%
$16.86	5.72%	$4,097	1.92%	(0.91)%	1.92%	34.62%
$16.76	14.58%	$4,363	1.90%	(0.87)%	1.90%	24.83%
$15.12	12.22%	$5,282	1.93%	(0.61)%	1.93%	25.45%

$11.28	(18.47)%	$100	1.81%	0.05%	1.83%	119.76%
$13.94	(10.28)%	$150	1.80%	0.43%	1.80%	124.82%
$17.89	4.88%	$180	1.78%	0.17%	1.78%	89.85%
$17.69	20.73%	$191	1.80%	(0.10)%	1.85%	109.05%
$14.70	8.68%	$364	1.88%	0.52%	1.98%	120.42%

$19.67	4.73%	$60,777	1.86%	(0.79)%	1.86%	17.50%
$20.04	0.48%	$83,451	1.86%	(0.71)%	1.86%	17.31%
$21.98	16.27%	$144,100	1.86%	(0.70)%	1.86%	22.78%
$20.88	15.08%	$149,892	1.87%	(0.68)%	1.87%	18.92%
$18.54	7.76%	$181,061	1.92%	(0.73)%	1.97%	27.32%

$19.83	(0.85)%	$119,475	1.77%	1.04%	1.78%	33.60%
$21.05	7.66%	$158,353	1.77%	1.17%	1.77%	23.20%
$21.34	14.41%	$207,659	1.77%	0.91%	1.77%	19.49%
$20.66	15.36%	$234,108	1.78%	1.03%	1.78%	16.93%
$18.14	13.66%	$271,598	1.96%	1.03%	1.96%	20.64%

$8.06	(12.41)%	$44	1.63%	2.03%	1.83%	164.02%
$9.37	(9.44)%	$63	1.69%	2.68%	1.89%	97.74%
$11.06	(2.18)%	$61	1.65%	2.15%	1.85%	96.65%
$11.64	22.19%	$59	1.68%	1.44%	1.94%	91.65%
$9.62	6.38%	$47	1.80%	1.83%	2.13%	125.35%

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2020	$12.99	(0.11)	(0.13)	(0.24)	—	(0.63)	(0.63)
Year Ended September 30, 2019	$12.30	(0.11)	0.80	0.69	—	—	—
Year Ended September 30, 2018	$11.67	(0.13)	0.96	0.83	(0.02)	(0.18)	(0.20)
October 3, 2016 to September 30, 2017(d)	$10.00	(0.09)	1.76	1.67	—	—	—
Sterling Capital Stratton Mid Cap Value Fund
Year Ended September 30, 2020	$62.48	(0.12)	(3.60)	(3.72)	(0.01)	(1.51)	(1.52)
Year Ended September 30, 2019	$67.46	(0.12)	0.16	0.04	—	(5.02)	(5.02)
Year Ended September 30, 2018	$65.40	(0.42)	4.77	4.35	—	(2.29)	(2.29)
Year Ended September 30, 2017	$55.55	(0.41)	10.53	10.12	—	(0.27)	(0.27)
Period Ended September 30, 2016	$52.54	(0.32)	3.33	3.01	—	—	—
Sterling Capital Stratton Real Estate Fund
Year Ended September 30, 2020	$42.06	0.22	(3.94)	(3.72)	(0.49)	(1.52)	(2.01)
Year Ended September 30, 2019	$37.40	0.42	5.99	6.41	(0.51)	(1.24)	(1.75)
Year Ended September 30, 2018	$36.91	0.51	1.45	1.96	(0.25)	(1.22)	(1.47)
Year Ended September 30, 2017	$39.50	0.43	(0.49)	(0.06)	(0.78)	(1.75)	(2.53)
Period Ended September 30, 2016	$35.97	0.34	3.58	3.92	(0.39)	—	(0.39)
Sterling Capital Stratton Small Cap Value Fund
Year Ended September 30, 2020	$75.87	(0.24)	(9.11)	(9.35)	(0.03)	(4.93)	(4.96)
Year Ended September 30, 2019	$86.92	(0.19)	(4.96)	(5.15)	—	(5.90)	(5.90)
Year Ended September 30, 2018	$88.75	(0.62)	6.48	5.86	—	(7.69)	(7.69)
Year Ended September 30, 2017	$77.88	(0.64)	15.61	14.97	—	(4.10)	(4.10)
Period Ended September 30, 2016	$69.88	(0.41)	8.41	8.00	—	—	—
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2020	$8.64	0.11	0.15	0.26	(0.13)	—	(0.13)
Year Ended September 30, 2019	$8.51	0.14	0.16	0.30	(0.17)	—	(0.17)
Year Ended September 30, 2018	$8.69	0.09	(0.12)	(0.03)	(0.15)	—	(0.15)
Year Ended September 30, 2017	$8.80	0.03	—	0.03	(0.14)	—	(0.14)
Year Ended September 30, 2016	$8.85	0.03	0.07	0.10	(0.16)	—	(0.16)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$12.12	(2.22)%	$1,250	1.79%	(0.97)%	2.09%	60.03%
$12.99	5.61%	$1,188	1.79%	(0.95)%	2.19%	45.11%
$12.30	7.25%	$1,476	1.79%	(1.13)%	2.04%	45.64%
$11.67	16.70%	$1,414	1.79%	(0.80)%	2.38%	37.97%

$57.24	(6.21)%	$1	1.92%	(0.20)%	1.92%	9.21%
$62.48	1.03%	$1	1.95%	(0.21)%	1.95%	6.75%
$67.46	6.70%	$1	1.95%	(0.63)%	1.95%	14.47%
$65.40	18.27%	$1	1.89%	(0.68)%	1.89%	12.19%
$55.55	5.73%	$1	1.95%	(0.82)%	1.95%	11.16%

$36.33	(9.02)%	$192	1.83%	0.58%	1.83%	19.58%
$42.06	17.88%	$205	1.82%	1.08%	1.82%	14.56%
$37.40	5.38%	$98	1.82%	1.41%	1.82%	8.34%
$36.91	0.16%	$64	1.79%	1.18%	1.80%	13.52%
$39.50	10.90%	$20	1.83%	1.21%	1.85%	18.43%

$61.56	(13.46)%	$245	2.00%	(0.35)%	2.08%	8.33%
$75.87	(5.49)%	$279	2.03%	(0.25)%	2.08%	8.60%
$86.92	6.90%	$112	2.03%	(0.71)%	2.06%	15.51%
$88.75	19.55%	$107	2.06%	0.78%	2.06%	7.04%
$77.88	11.45%	$65	2.08%	(0.74)%	2.08%	3.42%

$8.77	3.09%	$893	1.42%	1.21%	1.52%	64.69%
$8.64	3.52%	$1,052	1.43%	1.68%	1.53%	78.58%
$8.51	(0.32)%	$1,091	1.43%	1.07%	1.53%	62.02%
$8.69	0.38%	$1,546	1.45%	0.37%	1.55%	78.77%
$8.80	1.22%	$1,886	1.49%	0.35%	1.56%	54.68%

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2020	$9.91	0.09	0.28	0.37	(0.17)	—	—	(0.17)
Year Ended September 30, 2019	$9.47	0.13	0.48	0.61	(0.17)	—	—	(0.17)
Year Ended September 30, 2018	$9.89	0.09	(0.32)	(0.23)	(0.19)	—	—	(0.19)
Year Ended September 30, 2017	$10.22	0.08	(0.28)	(0.20)	(0.13)	—	—	(0.13)
Year Ended September 30, 2016	$10.17	0.05	0.10	0.15	(0.10)	—	—	(0.10)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2020	$10.90	0.16	0.54	0.70	(0.20)	— (b)	—	(0.20)
Year Ended September 30, 2019	$10.21	0.22	0.70	0.92	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$10.61	0.19	(0.37)	(0.18)	(0.22)	—	—	(0.22)
Year Ended September 30, 2017	$10.83	0.15	(0.15)	—	(0.22)	—	—	(0.22)
Year Ended September 30, 2016	$10.55	0.18	0.35	0.53	(0.25)	—	—	(0.25)
Sterling Capital Corporate Fund
Year Ended September 30, 2020	$10.36	0.19	0.40	0.59	(0.19)	—	—	(0.19)
Year Ended September 30, 2019	$9.80	0.24	0.55	0.79	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$10.23	0.22	(0.36)	(0.14)	(0.22)	(0.07)	—	(0.29)
Year Ended September 30, 2017	$10.35	0.21	(0.08)	0.13	(0.21)	(0.04)	—	(0.25)
Year Ended September 30, 2016	$10.09	0.21	0.26	0.47	(0.21)	—	—	(0.21)
Sterling Capital Quality Income Fund
Year Ended September 30, 2020	$10.08	0.17	0.16	0.33	(0.17)	—	—	(0.17)
Year Ended September 30, 2019	$9.60	0.21	0.48	0.69	(0.21)	—	—	(0.21)
Year Ended September 30, 2018	$9.93	0.19	(0.32)	(0.13)	(0.20)	—	—	(0.20)
Year Ended September 30, 2017	$10.09	0.13	(0.12)	0.01	(0.17)	—	—	(0.17)
Year Ended September 30, 2016	$9.97	0.12	0.16	0.28	(0.16)	—	—	(0.16)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2020	$10.33	0.10	0.23	0.33	(0.10)	(0.02)	—	(0.12)
Year Ended September 30, 2019	$9.91	0.13	0.48	0.61	(0.13)	(0.06)	—	(0.19)
Year Ended September 30, 2018	$10.28	0.15	(0.34)	(0.19)	(0.15)	(0.03)	—	(0.18)
Year Ended September 30, 2017	$10.65	0.14	(0.22)	(0.08)	(0.15)	(0.14)	—	(0.29)
Year Ended September 30, 2016	$10.63	0.16	0.15	0.31	(0.16)	(0.13)	—	(0.29)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2020	$10.96	0.10	0.18	0.28	(0.10)	(0.06)	—	(0.16)
Year Ended September 30, 2019	$10.62	0.12	0.47	0.59	(0.12)	(0.13)	—	(0.25)
Year Ended September 30, 2018	$11.02	0.12	(0.34)	(0.22)	(0.12)	(0.06)	—	(0.18)
Year Ended September 30, 2017	$11.31	0.12	(0.21)	(0.09)	(0.12)	(0.08)	—	(0.20)
Year Ended September 30, 2016	$11.18	0.11	0.20	0.31	(0.11)	(0.07)	—	(0.18)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2020	$10.90	0.10	0.22	0.32	(0.10)	—	—	(0.10)
Year Ended September 30, 2019	$10.42	0.15	0.48	0.63	(0.15)	—	—	(0.15)
Year Ended September 30, 2018	$10.77	0.16	(0.35)	(0.19)	(0.16)	—	—	(0.16)
Year Ended September 30, 2017	$11.07	0.14	(0.26)	(0.12)	(0.14)	(0.04)	—	(0.18)
Year Ended September 30, 2016	$10.96	0.15	0.17	0.32	(0.15)	(0.06)	—	(0.21)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.11	3.78%	$309	1.54%	0.93%	1.70%	47.36%
$9.91	6.48%	$378	1.56%	1.37%	1.66%	40.13%
$9.47	(2.37)%	$488	1.66%	0.98%	1.67%	40.85%
$9.89	(1.94)%	$577	1.62%	0.80%	1.66%	32.44%
$10.22	1.51%	$706	1.60%	0.48%	1.72%	49.39%

$11.40	6.53%	$8,332	1.45%	1.44%	1.57%	59.59%
$10.90	9.17%	$8,266	1.45%	2.11%	1.58%	79.40%
$10.21	(1.73)%	$7,464	1.45%	1.81%	1.57%	62.28%
$10.61	0.00%	$7,582	1.47%	1.38%	1.57%	64.07%
$10.83	5.05%	$7,933	1.49%	1.66%	1.59%	65.47%

$10.76	5.80%	$3	1.64%	1.86%	1.65%	52.28%
$10.36	8.18%	$3	1.68%	2.36%	1.68%	82.23%
$9.80	(1.44)%	$42	1.63%	2.19%	1.63%	66.82%
$10.23	1.30%	$43	1.64%	2.09%	1.64%	78.79%
$10.35	4.69%	$58	1.64%	2.03%	1.64%	83.88%

$10.24	3.34%	$3	1.57%	1.63%	1.61%	35.96%
$10.08	7.21%	$34	1.60%	2.15%	1.64%	17.58%
$9.60	(1.27)%	$33	1.58%	1.97%	1.62%	19.17%
$9.93	0.12%	$34	1.60%	1.31%	1.64%	34.72%
$10.09	2.83%	$40	1.61%	1.16%	1.65%	43.63%

$10.54	3.22%	$2	1.71%	0.96%	1.71%	7.76%
$10.33	6.28%	$2	1.70%	1.31%	1.70%	32.58%
$9.91	(1.93)%	$2	1.68%	1.45%	1.68%	20.37%
$10.28	(0.74)%	$2	1.58%	1.32%	1.65%	17.93%
$10.65	2.93%	$20	1.65%	1.50%	1.76%	16.44%

$11.08	2.56%	$510	1.68%	0.87%	1.69%	9.44%
$10.96	5.65%	$528	1.67%	1.09%	1.69%	20.76%
$10.62	(1.97)%	$591	1.63%	1.14%	1.63%	31.12%
$11.02	(0.74)%	$627	1.61%	1.13%	1.65%	5.89%
$11.31	2.85%	$802	1.61%	1.01%	1.71%	14.36%

$11.12	2.96%	$2,793	1.54%	0.92%	1.54%	17.06%
$10.90	6.05%	$2,878	1.55%	1.38%	1.55%	33.12%
$10.42	(1.80)%	$3,359	1.54%	1.48%	1.54%	22.06%
$10.77	(1.06)%	$4,591	1.54%	1.34%	1.58%	25.92%
$11.07	2.91%	$6,108	1.55%	1.31%	1.65%	10.05%

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Return of Capital	Net realized gains on investments	Total Distributions
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2020	$11.27	0.11	0.19	0.30	(0.11)	—	—	(0.11)
Year Ended September 30, 2019	$10.76	0.12	0.51	0.63	(0.12)	—	—	(0.12)
Year Ended September 30, 2018	$11.10	0.12	(0.34)	(0.22)	(0.12)	—	—	(0.12)
Year Ended September 30, 2017	$11.30	0.11	(0.20)	(0.09)	(0.11)	—	—	(0.11)
Year Ended September 30, 2016	$11.14	0.12	0.20	0.32	(0.12)	—	(0.04)	(0.16)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2020	$11.97	0.11	0.25	0.36	(0.11)	—	—	(0.11)
Year Ended September 30, 2019	$11.40	0.14	0.57	0.71	(0.14)	—	—	(0.14)
Year Ended September 30, 2018	$11.76	0.14	(0.36)	(0.22)	(0.14)	—	—	(0.14)
Year Ended September 30, 2017	$12.13	0.14	(0.28)	(0.14)	(0.14)	—	(0.09)	(0.23)
Year Ended September 30, 2016	$11.98	0.15	0.19	0.34	(0.15)	—	(0.04)	(0.19)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2020	$10.13	0.11	0.18	0.29	(0.11)	—	(0.01)	(0.12)
Year Ended September 30, 2019	$9.72	0.14	0.43	0.57	(0.14)	—	(0.02)	(0.16)
Year Ended September 30, 2018	$10.05	0.14	(0.32)	(0.18)	(0.14)	—	(0.01)	(0.15)
Year Ended September 30, 2017	$10.27	0.13	(0.17)	(0.04)	(0.13)	—	(0.05)	(0.18)
Year Ended September 30, 2016	$10.14	0.13	0.18	0.31	(0.13)	—	(0.05)	(0.18)
Sterling Capital Diversified Income Fund(b)
Year Ended September 30, 2020	$10.20	0.35	(1.10)	(0.75)	(0.36)	—	—	(0.36)
Year Ended September 30, 2019	$10.54	0.38	(0.29)	0.09	(0.43)	—	—	(0.43)
Year Ended September 30, 2018	$10.70	0.27	(0.10)	0.17	(0.33)	—	—	(0.33)
Year Ended September 30, 2017	$10.73	0.33	(0.03)	0.30	(0.33)	—	—	(0.33)
Year Ended September 30, 2016	$10.13	0.24	0.66	0.90	(0.30)	—	—	(0.30)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2020	$11.84	0.15	(0.20)	(0.05)	(0.11)	(0.03)	(0.42)	(0.56)
Year Ended September 30, 2019	$11.85	0.17	(0.02)	0.15	(0.16)	—	—	(0.16)
Year Ended September 30, 2018	$11.67	0.15	0.21	0.36	(0.18)	—	—	(0.18)
Year Ended September 30, 2017	$10.62	0.07	1.06	1.13	(0.08)	—	—	(0.08)
Year Ended September 30, 2016	$10.13	0.09	0.53	0.62	(0.13)	—	—	(0.13)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2020	$11.61	0.12	(0.35)	(0.23)	(0.11)	(0.04)	(0.48)	(0.63)
Year Ended September 30, 2019	$11.79	0.14	(0.17)	(0.03)	(0.15)	—	—	(0.15)
Year Ended September 30, 2018	$11.47	0.11	0.38	0.49	(0.17)	—	—	(0.17)
Year Ended September 30, 2017	$10.18	0.03	1.32	1.35	(0.06)	—	—	(0.06)
Year Ended September 30, 2016	$9.68	0.05	0.57	0.62	(0.12)	—	—	(0.12)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$11.46	2.72%	$955	1.56%	1.01%	1.56%	4.84%
$11.27	5.93%	$978	1.56%	1.13%	1.56%	23.84%
$10.76	(1.98)%	$991	1.55%	1.11%	1.55%	27.71%
$11.10	(0.74)%	$1,440	1.56%	1.04%	1.59%	31.17%
$11.30	2.82%	$1,806	1.56%	1.02%	1.66%	2.69%

$12.22	3.03%	$780	1.56%	0.92%	1.56%	15.44%
$11.97	6.25%	$822	1.56%	1.19%	1.56%	24.57%
$11.40	(1.87)%	$844	1.55%	1.22%	1.55%	21.08%
$11.76	(1.14)%	$935	1.55%	1.18%	1.59%	23.25%
$12.13	2.88%	$1,170	1.56%	1.24%	1.66%	16.18%

$10.30	2.89%	$304	1.56%	1.10%	1.56%	3.28%
$10.13	5.90%	$335	1.56%	1.45%	1.56%	33.73%
$9.72	(1.82)%	$726	1.55%	1.39%	1.55%	17.53%
$10.05	(0.38)%	$739	1.56%	1.34%	1.59%	21.00%
$10.27	3.14%	$817	1.57%	1.29%	1.67%	11.31%

$9.09	(7.46)%	$416	1.56%	3.66%	1.56%	38.04%
$10.20	0.96%	$680	1.54%	3.68%	1.55%	26.68%
$10.54	1.64%	$1,051	1.54%	2.52%	1.55%	48.19%
$10.70	2.84%	$1,155	1.52%	3.08%	1.52%	43.86%
$10.73	9.07%	$1,157	1.39%	2.43%	1.47%	67.18%

$11.23	(0.63)%	$258	1.18%	1.35%	1.43%	3.91%
$11.84	1.41%	$406	1.16%	1.47%	1.41%	9.41%
$11.85	3.09%	$576	1.16%	1.23%	1.41%	14.41%
$11.67	10.68%	$785	1.17%	0.62%	1.42%	0.80%
$10.62	6.18%	$741	1.15%	0.89%	1.40%	5.19%

$10.75	(2.29)%	$360	1.19%	1.09%	1.44%	3.50%
$11.61	(0.12)%	$350	1.16%	1.25%	1.41%	10.69%
$11.79	4.27%	$427	1.19%	0.95%	1.44%	17.81%
$11.47	13.36%	$407	1.19%	0.31%	1.44%	1.92%
$10.18	6.46%	$436	1.18%	0.56%	1.43%	5.95%

Sterling Capital Funds

Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2020	$19.62	0.41	(2.10)	(1.69)	(0.52)	(0.58)	(1.10)
Year Ended September 30, 2019	$22.43	0.44	(1.07)	(0.63)	(0.43)	(1.75)	(2.18)
Year Ended September 30, 2018	$20.82	0.33	1.97	2.30	(0.50)	(0.19)	(0.69)
Year Ended September 30, 2017	$17.78	0.41	2.98	3.39	(0.35)	—	(0.35)
Year Ended September 30, 2016	$16.62	0.32	1.16	1.48	(0.32)	—	(0.32)
Sterling Capital Mid Value Fund
Year Ended September 30, 2020	$16.46	0.06	(0.81)	(0.75)	(0.25)	(1.13)	(1.38)
Year Ended September 30, 2019	$19.42	0.08	(0.77)	(0.69)	(0.01)	(2.26)	(2.27)
Year Ended September 30, 2018	$19.00	0.01	1.26	1.27	(0.01)	(0.84)	(0.85)
Year Ended September 30, 2017	$16.92	0.03	2.59	2.62	(0.01)	(0.53)	(0.54)
Year Ended September 30, 2016	$18.14	0.07	2.07	2.14	(0.02)	(3.34)	(3.36)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2020	$14.66	0.13	(2.69)	(2.56)	(0.15)	—	(0.15)
Year Ended September 30, 2019	$18.82	0.21	(2.09)	(1.88)	(0.30)	(1.98)	(2.28)
Year Ended September 30, 2018	$18.55	0.19	0.89	1.08	(0.16)	(0.65)	(0.81)
Year Ended September 30, 2017	$15.30	0.17	3.18	3.35	(0.10)	—	(0.10)
Year Ended September 30, 2016	$14.14	0.22	1.16	1.38	(0.21)	(0.01)	(0.22)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2020	$26.07	0.06	1.45	1.51	(0.05)	(1.33)	(1.38)
Year Ended September 30, 2019	$27.73	0.08	0.12	0.20	— (b)	(1.86)	(1.86)
Year Ended September 30, 2018	$25.65	0.09	4.11	4.20	(0.18)	(1.94)	(2.12)
Year Ended September 30, 2017	$22.48	0.08	3.51	3.59	(0.01)	(0.41)	(0.42)
Year Ended September 30, 2016	$23.78	0.06	1.95	2.01	—	(3.31)	(3.31)
Sterling Capital Equity Income Fund
Year Ended September 30, 2020	$21.33	0.41	(0.39)	0.02	(0.41)	(0.84)	(1.25)
Year Ended September 30, 2019	$21.61	0.44	1.23	1.67	(0.43)	(1.52)	(1.95)
Year Ended September 30, 2018	$20.89	0.40	2.66	3.06	(0.39)	(1.95)	(2.34)
Year Ended September 30, 2017	$18.34	0.39	2.60	2.99	(0.42)	(0.02)	(0.44)
Year Ended September 30, 2016	$17.39	0.35	2.06	2.41	(0.36)	(1.10)	(1.46)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$16.83	(8.96)%	$1,949	0.64%	2.18%	0.66%	167.34%
$19.62	(2.08)%	$7,550	0.64%	2.28%	0.64%	142.59%
$22.43	11.19%	$8,862	0.63%	1.51%	0.63%	127.89%
$20.82	19.18%	$272,504	0.64%	2.12%	0.64%	144.85%
$17.78	8.94%	$240,971	0.76%	1.83%	0.90%	145.53%

$14.33	(5.50)%	$36,835	0.89%	0.39%	1.04%	28.77%
$16.46	(2.54)%	$154,259	0.93%	0.49%	0.93%	26.62%
$19.42	6.82%	$323,012	0.92%	0.08%	0.92%	34.62%
$19.00	15.73%	$632,867	0.90%	0.15%	0.90%	24.83%
$16.92	13.32%	$550,697	0.93%	0.41%	0.93%	25.45%

$11.95	(17.64)%	$6,820	0.80%	0.97%	0.84%	119.76%
$14.66	(9.32)%	$28,223	0.80%	1.42%	0.80%	124.82%
$18.82	5.96%	$39,047	0.78%	1.04%	0.78%	89.85%
$18.55	21.89%	$208,404	0.80%	0.99%	0.85%	109.05%
$15.30	9.80%	$157,413	0.88%	1.54%	0.98%	120.42%

$26.20	5.79%	$170,323	0.86%	0.22%	0.86%	17.50%
$26.07	1.47%	$281,099	0.86%	0.30%	0.86%	17.31%
$27.73	17.46%	$350,030	0.86%	0.35%	0.86%	22.78%
$25.65	16.22%	$652,211	0.87%	0.32%	0.87%	18.92%
$22.48	8.86%	$587,320	0.92%	0.27%	0.97%	27.32%

$20.10	0.15%	$1,057,722	0.77%	2.06%	0.78%	33.60%
$21.33	8.72%	$992,964	0.77%	2.17%	0.77%	23.20%
$21.61	15.58%	$828,607	0.77%	1.91%	0.77%	19.49%
$20.89	16.51%	$980,982	0.78%	2.04%	0.78%	16.93%
$18.34	14.75%	$943,101	0.96%	2.04%	0.96%	20.64%

Sterling Capital Funds

Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions	Redemption Fees
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2020	$9.49	0.27		(1.32)	(1.05)	(0.30)	—	(0.30)	—
Year Ended September 30, 2019	$11.18	0.35		(1.33)	(0.98)	(0.31)	(0.40)	(0.71)	—
Year Ended September 30, 2018	$11.76	0.28		(0.40)	(0.12)	(0.35)	(0.11)	(0.46)	—
Year Ended September 30, 2017	$9.69	0.27		1.97	2.24	(0.17)	—	(0.17)	—
Year Ended September 30, 2016	$9.24	0.23		0.44	0.67	(0.22)	—	(0.22)	—
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2020	$13.31	—	(d)	(0.13)	(0.13)	—	(0.63)	(0.63)	—
Year Ended September 30, 2019	$12.48	0.01		0.82	0.83	—	—	—	—
Year Ended September 30, 2018	$11.77	(0.02)		0.99	0.97	(0.08)	(0.18)	(0.26)	—
October 3, 2016 to September 30, 2017(e)	$10.00	0.02		1.76	1.78	(0.01)	—	(0.01)	—
Sterling Capital Stratton Mid Cap Value Fund
Year Ended September 30, 2020	$64.31	0.40		(3.64)	(3.24)	(0.61)	(1.51)	(2.12)	—
Year Ended September 30, 2019	$69.02	0.45		0.15	0.60	(0.29)	(5.02)	(5.31)	—
Year Ended September 30, 2018	$66.47	0.27		4.87	5.14	(0.30)	(2.29)	(2.59)	—
Year Ended September 30, 2017	$55.97	0.19		10.66	10.85	(0.08)	(0.27)	(0.35)	—
Period Ended September 30, 2016	$52.55	0.07		3.35	3.42	—	—	—	—
Sterling Capital Stratton Real Estate Fund
Year Ended September 30, 2020	$42.36	0.59		(3.97)	(3.38)	(0.80)	(1.52)	(2.32)	—
Year Ended September 30, 2019	$37.63	0.79		6.05	6.84	(0.87)	(1.24)	(2.11)	—
Year Ended September 30, 2018	$37.10	0.81		1.52	2.33	(0.58)	(1.22)	(1.80)	—
Year Ended September 30, 2017	$39.74	0.83		(0.53)	0.30	(1.19)	(1.75)	(2.94)	—
Period Ended September 30, 2016	$36.01	0.61		3.62	4.23	(0.50)	—	(0.50)	—
Sterling Capital Stratton Small Cap Value Fund
Year Ended September 30, 2020	$78.38	0.41		(9.36)	(8.95)	(0.46)	(4.93)	(5.39)	—
Year Ended September 30, 2019	$89.11	0.49		(5.02)	(4.53)	(0.30)	(5.90)	(6.20)	—
Year Ended September 30, 2018	$90.19	0.26		6.60	6.86	(0.25)	(7.69)	(7.94)	—
Year Ended September 30, 2017	$78.46	0.16		15.81	15.97	(0.14)	(4.10)	(4.24)	—	(d)
Period Ended September 30, 2016	$69.89	0.10		8.47	8.57	—	—	—	—	(d)
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2020	$9.79	0.19		0.05	0.24	(0.20)	—	(0.20)	—
Year Ended September 30, 2019	$9.75	0.26		0.03	0.29	(0.25)	—	(0.25)	—
Year Ended September 30, 2018	$9.79	0.16		(0.02)	0.14	(0.18)	—	(0.18)	—
Year Ended September 30, 2017	$9.81	0.09		0.04	0.13	(0.15)	—	(0.15)	—
Year Ended September 30, 2016	$9.86	0.09		0.03	0.12	(0.17)	—	(0.17)	—

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$8.14	(11.65)%	$13,670	0.63%	3.09%	0.83%	164.02%
$9.49	(8.44)%	$16,721	0.69%	3.62%	0.89%	97.74%
$11.18	(1.25)%	$19,266	0.65%	2.33%	0.85%	96.65%
$11.76	23.46%	$81,876	0.68%	2.59%	0.95%	91.65%
$9.69	7.30%	$69,954	0.80%	2.48%	1.16%	125.35%

$12.55	(1.30)%	$5,359	0.79%	0.02%	1.09%	60.03%
$13.31	6.65%	$5,386	0.79%	0.07%	1.20%	45.11%
$12.48	8.39%	$4,886	0.79%	(0.13)%	1.04%	45.64%
$11.77	17.84%	$4,460	0.79%	0.19%	1.35%	37.97%

$58.95	(5.39)%	$53,847	0.91%	0.67%	0.94%	9.21%
$64.31	1.97%	$61,908	0.95%	0.73%	0.95%	6.75%
$69.02	7.81%	$66,554	0.95%	0.40%	0.95%	14.47%
$66.47	19.47%	$66,030	0.91%	0.32%	0.92%	12.19%
$55.97	6.51%	$63,513	0.95%	0.18%	0.97%	11.16%

$36.66	(8.09)%	$85,144	0.82%	1.55%	0.82%	19.58%
$42.36	19.06%	$105,216	0.82%	2.03%	0.82%	14.56%
$37.63	6.42%	$91,626	0.82%	2.21%	0.82%	8.34%
$37.10	1.16%	$96,199	0.79%	2.23%	0.81%	13.52%
$39.74	11.73%	$104,688	0.83%	2.13%	0.85%	18.43%

$64.04	(12.59)%	$475,615	1.01%	0.58%	1.08%	8.33%
$78.38	(4.55)%	$959,875	1.03%	0.64%	1.08%	8.60%
$89.11	7.98%	$1,296,897	1.03%	0.29%	1.06%	15.51%
$90.19	20.73%	$1,183,974	1.06%	0.19%	1.06%	7.04%
$78.46	12.26%	$1,213,344	1.08%	0.20%	1.08%	3.42%

$9.83	2.44%	$33,699	0.38%	1.90%	0.55%	43.45%
$9.79	3.06%	$15,343	0.42%	2.70%	0.52%	103.69%
$9.75	1.46%	$21,926	0.41%	1.65%	0.51%	74.56%
$9.79	1.36%	$33,879	0.43%	0.95%	0.53%	59.57%
$9.81	1.24%	$54,183	0.45%	0.90%	0.54%	43.02%

Sterling Capital Funds

Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2020	$8.65	0.19	0.16	0.35	(0.22)	—	—	(0.22)
Year Ended September 30, 2019	$8.52	0.23	0.15	0.38	(0.25)	—	—	(0.25)
Year Ended September 30, 2018	$8.69	0.19	(0.12)	0.07	(0.24)	—	—	(0.24)
Year Ended September 30, 2017	$8.81	0.12	(0.01)	0.11	(0.23)	—	—	(0.23)
Year Ended September 30, 2016	$8.86	0.12	0.07	0.19	(0.24)	—	—	(0.24)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2020	$9.93	0.20	0.28	0.48	(0.27)	—	—	(0.27)
Year Ended September 30, 2019	$9.49	0.23	0.48	0.71	(0.27)	—	—	(0.27)
Year Ended September 30, 2018	$9.92	0.19	(0.34)	(0.15)	(0.28)	—	—	(0.28)
Year Ended September 30, 2017	$10.25	0.18	(0.28)	(0.10)	(0.23)	—	—	(0.23)
Year Ended September 30, 2016	$10.19	0.15	0.12	0.27	(0.21)	—	—	(0.21)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2020	$10.89	0.27	0.54	0.81	(0.31)	— (b)	—	(0.31)
Year Ended September 30, 2019	$10.20	0.32	0.71	1.03	(0.34)	—	—	(0.34)
Year Ended September 30, 2018	$10.60	0.29	(0.37)	(0.08)	(0.32)	—	—	(0.32)
Year Ended September 30, 2017	$10.82	0.25	(0.15)	0.10	(0.32)	—	—	(0.32)
Year Ended September 30, 2016	$10.54	0.28	0.35	0.63	(0.35)	—	—	(0.35)
Sterling Capital Corporate Fund
Year Ended September 30, 2020	$10.38	0.30	0.39	0.69	(0.30)	—	—	(0.30)
Year Ended September 30, 2019	$9.81	0.33	0.56	0.89	(0.32)	—	—	(0.32)
Year Ended September 30, 2018	$10.24	0.32	(0.36)	(0.04)	(0.32)	(0.07)	—	(0.39)
Year Ended September 30, 2017	$10.36	0.32	(0.09)	0.23	(0.31)	(0.04)	—	(0.35)
Year Ended September 30, 2016	$10.10	0.31	0.26	0.57	(0.31)	—	—	(0.31)
Sterling Capital Quality Income Fund
Year Ended September 30, 2020	$10.10	0.24	0.19	0.43	(0.27)	—	—	(0.27)
Year Ended September 30, 2019	$9.62	0.31	0.47	0.78	(0.30)	—	—	(0.30)
Year Ended September 30, 2018	$9.95	0.29	(0.32)	(0.03)	(0.30)	—	—	(0.30)
Year Ended September 30, 2017	$10.10	0.23	(0.11)	0.12	(0.27)	—	—	(0.27)
Year Ended September 30, 2016	$9.98	0.22	0.16	0.38	(0.26)	—	—	(0.26)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2020	$10.31	0.18	0.22	0.40	(0.18)	(0.02)	—	(0.20)
Year Ended September 30, 2019	$9.89	0.21	0.48	0.69	(0.21)	(0.06)	—	(0.27)
Year Ended September 30, 2018	$10.26	0.22	(0.34)	(0.12)	(0.22)	(0.03)	—	(0.25)
Year Ended September 30, 2017	$10.63	0.23	(0.23)	—	(0.23)	(0.14)	—	(0.37)
Year Ended September 30, 2016	$10.61	0.27	0.14	0.41	(0.26)	(0.13)	—	(0.39)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2020	$10.97	0.21	0.19	0.40	(0.21)	(0.06)	—	(0.27)
Year Ended September 30, 2019	$10.63	0.22	0.47	0.69	(0.22)	(0.13)	—	(0.35)
Year Ended September 30, 2018	$11.04	0.23	(0.35)	(0.12)	(0.23)	(0.06)	—	(0.29)
Year Ended September 30, 2017	$11.33	0.23	(0.21)	0.02	(0.23)	(0.08)	—	(0.31)
Year Ended September 30, 2016	$11.19	0.23	0.21	0.44	(0.23)	(0.07)	—	(0.30)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$8.78	4.12%	$174,891	0.42%	2.20%	0.52%	64.69%
$8.65	4.55%	$171,989	0.43%	2.68%	0.53%	78.58%
$8.52	0.80%	$126,878	0.43%	2.20%	0.53%	62.02%
$8.69	1.28%	$67,467	0.45%	1.37%	0.55%	78.77%
$8.81	2.24%	$77,374	0.49%	1.34%	0.56%	54.68%

$10.14	4.92%	$8,049	0.54%	1.95%	0.70%	47.36%
$9.93	7.54%	$11,052	0.57%	2.35%	0.66%	40.13%
$9.49	(1.48)%	$17,961	0.65%	1.99%	0.66%	40.85%
$9.92	(0.95)%	$16,412	0.62%	1.80%	0.66%	32.44%
$10.25	2.63%	$18,871	0.61%	1.48%	0.72%	49.39%

$11.39	7.59%	$1,051,891	0.45%	2.45%	0.57%	59.59%
$10.89	10.27%	$1,065,346	0.45%	3.10%	0.58%	79.40%
$10.20	(0.74)%	$860,437	0.45%	2.79%	0.57%	62.28%
$10.60	1.00%	$997,074	0.47%	2.38%	0.57%	64.07%
$10.82	6.10%	$709,103	0.49%	2.67%	0.59%	65.47%

$10.77	6.72%	$18,519	0.67%	2.83%	0.70%	52.28%
$10.38	9.28%	$22,651	0.68%	3.25%	0.69%	82.23%
$9.81	(0.45)%	$30,805	0.63%	3.18%	0.63%	66.82%
$10.24	2.32%	$29,471	0.63%	3.09%	0.63%	78.79%
$10.36	5.70%	$31,755	0.64%	3.02%	0.64%	83.88%

$10.26	4.33%	$35,808	0.59%	2.36%	0.63%	35.96%
$10.10	8.27%	$36,361	0.60%	3.15%	0.64%	17.58%
$9.62	(0.28)%	$37,088	0.58%	2.97%	0.62%	19.17%
$9.95	1.23%	$39,533	0.60%	2.31%	0.64%	34.72%
$10.10	3.86%	$46,364	0.61%	2.16%	0.65%	43.63%

$10.51	3.97%	$8,978	0.70%	1.77%	0.70%	7.76%
$10.31	7.06%	$7,036	0.70%	2.05%	0.70%	32.58%
$9.89	(1.19)%	$7,705	0.68%	2.20%	0.68%	20.37%
$10.26	0.05%	$8,026	0.68%	2.26%	0.71%	17.93%
$10.63	3.95%	$8,580	0.66%	2.50%	0.77%	16.44%

$11.10	3.68%	$8,827	0.68%	1.87%	0.69%	9.44%
$10.97	6.70%	$9,966	0.67%	2.09%	0.69%	20.76%
$10.63	(1.07)%	$13,236	0.63%	2.14%	0.63%	31.12%
$11.04	0.26%	$16,991	0.61%	2.13%	0.65%	5.89%
$11.33	3.97%	$24,621	0.61%	2.00%	0.71%	14.36%

Sterling Capital Funds

Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Return of Capital	Net realized gains on investments	Total Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2020	$10.91	0.21	0.21	0.42	(0.21)	—	—	(0.21)
Year Ended September 30, 2019	$10.43	0.25	0.48	0.73	(0.25)	—	—	(0.25)
Year Ended September 30, 2018	$10.78	0.26	(0.35)	(0.09)	(0.26)	—	—	(0.26)
Year Ended September 30, 2017	$11.08	0.25	(0.26)	(0.01)	(0.25)	—	(0.04)	(0.29)
Year Ended September 30, 2016	$10.97	0.26	0.17	0.43	(0.26)	—	(0.06)	(0.32)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2020	$11.20	0.23	0.19	0.42	(0.23)	—	—	(0.23)
Year Ended September 30, 2019	$10.69	0.23	0.51	0.74	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$11.03	0.23	(0.34)	(0.11)	(0.23)	—	—	(0.23)
Year Ended September 30, 2017	$11.22	0.22	(0.19)	0.03	(0.22)	—	—	(0.22)
Year Ended September 30, 2016	$11.06	0.23	0.20	0.43	(0.23)	—	(0.04)	(0.27)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2020	$11.97	0.23	0.25	0.48	(0.23)	—	—	(0.23)
Year Ended September 30, 2019	$11.40	0.26	0.57	0.83	(0.26)	—	—	(0.26)
Year Ended September 30, 2018	$11.76	0.26	(0.36)	(0.10)	(0.26)	—	—	(0.26)
Year Ended September 30, 2017	$12.13	0.26	(0.28)	(0.02)	(0.26)	—	(0.09)	(0.35)
Year Ended September 30, 2016	$11.98	0.27	0.19	0.46	(0.27)	—	(0.04)	(0.31)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2020	$10.13	0.21	0.19	0.40	(0.21)	—	(0.01)	(0.22)
Year Ended September 30, 2019	$9.73	0.24	0.42	0.66	(0.24)	—	(0.02)	(0.26)
Year Ended September 30, 2018	$10.05	0.24	(0.31)	(0.07)	(0.24)	—	(0.01)	(0.25)
Year Ended September 30, 2017	$10.28	0.23	(0.18)	0.05	(0.23)	—	(0.05)	(0.28)
Year Ended September 30, 2016	$10.15	0.24	0.17	0.41	(0.23)	—	(0.05)	(0.28)
Sterling Capital Diversified Income Fund(b)
Year Ended September 30, 2020	$10.43	0.45	(1.13)	(0.68)	(0.45)	—	—	(0.45)
Year Ended September 30, 2019	$10.76	0.50	(0.29)	0.21	(0.54)	—	—	(0.54)
Year Ended September 30, 2018	$10.92	0.37	(0.09)	0.28	(0.44)	—	—	(0.44)
Year Ended September 30, 2017	$10.94	0.45	(0.04)	0.41	(0.43)	—	—	(0.43)
Year Ended September 30, 2016	$10.32	0.36	0.66	1.02	(0.40)	—	—	(0.40)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2020	$12.17	0.27	(0.20)	0.07	(0.20)	(0.06)	(0.42)	(0.68)
Year Ended September 30, 2019	$12.17	0.29	— (c)	0.29	(0.29)	—	—	(0.29)
Year Ended September 30, 2018	$11.98	0.25	0.24	0.49	(0.30)	—	—	(0.30)
Year Ended September 30, 2017	$10.90	0.19	1.08	1.27	(0.19)	—	—	(0.19)
Year Ended September 30, 2016	$10.39	0.20	0.54	0.74	(0.23)	—	—	(0.23)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2020	$12.10	0.17	(0.30)	(0.13)	(0.17)	(0.07)	(0.48)	(0.72)
Year Ended September 30, 2019	$12.28	0.26	(0.18)	0.08	(0.26)	—	—	(0.26)
Year Ended September 30, 2018	$11.93	0.24	0.39	0.63	(0.28)	—	—	(0.28)
Year Ended September 30, 2017	$10.56	0.15	1.36	1.51	(0.14)	—	—	(0.14)
Year Ended September 30, 2016	$10.01	0.14	0.61	0.75	(0.20)	—	—	(0.20)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(c)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$11.12	3.90%	$140,958	0.54%	1.92%	0.54%	17.06%
$10.91	7.10%	$140,022	0.55%	2.37%	0.55%	33.12%
$10.43	(0.81)%	$133,812	0.54%	2.49%	0.54%	22.06%
$10.78	(0.06)%	$140,484	0.54%	2.34%	0.58%	25.92%
$11.08	3.94%	$157,284	0.55%	2.33%	0.65%	10.05%

$11.39	3.76%	$71,865	0.56%	2.01%	0.56%	4.84%
$11.20	7.02%	$66,331	0.56%	2.13%	0.56%	23.84%
$10.69	(1.02)%	$63,090	0.55%	2.10%	0.55%	27.71%
$11.03	0.34%	$69,746	0.56%	2.03%	0.59%	31.17%
$11.22	3.87%	$72,722	0.57%	2.03%	0.67%	2.69%

$12.22	4.06%	$62,828	0.56%	1.91%	0.56%	15.44%
$11.97	7.31%	$59,312	0.56%	2.18%	0.56%	24.57%
$11.40	(0.88)%	$61,420	0.55%	2.22%	0.55%	21.08%
$11.76	(0.14)%	$70,780	0.55%	2.18%	0.59%	23.25%
$12.13	3.91%	$83,965	0.56%	2.23%	0.66%	16.18%

$10.31	4.01%	$67,627	0.56%	2.08%	0.56%	3.28%
$10.13	6.85%	$53,352	0.56%	2.43%	0.56%	33.73%
$9.73	(0.73)%	$54,988	0.55%	2.39%	0.55%	17.53%
$10.05	0.52%	$59,567	0.56%	2.34%	0.59%	21.00%
$10.28	4.18%	$64,199	0.57%	2.30%	0.67%	11.31%

$9.30	(6.55)%	$7,928	0.57%	4.67%	0.57%	38.04%
$10.43	2.05%	$8,799	0.54%	4.79%	0.54%	26.68%
$10.76	2.61%	$6,807	0.55%	3.39%	0.55%	48.19%
$10.92	3.88%	$7,962	0.50%	4.11%	0.50%	43.86%
$10.94	10.13%	$26,328	0.39%	3.43%	0.47%	67.18%

$11.56	0.43%	$159	0.18%	2.35%	0.43%	3.91%
$12.17	2.50%	$331	0.16%	2.48%	0.41%	9.41%
$12.17	4.11%	$223	0.16%	2.06%	0.41%	14.41%
$11.98	11.75%	$111	0.17%	1.67%	0.42%	0.80%
$10.90	7.24%	$80	0.16%	1.89%	0.40%	5.19%

$11.25	(1.35)%	$83	0.17%	1.44%	0.42%	3.50%
$12.10	0.84%	$700	0.16%	2.23%	0.41%	10.69%
$12.28	5.33%	$749	0.19%	1.95%	0.44%	17.81%
$11.93	14.48%	$692	0.19%	1.34%	0.44%	1.92%
$10.56	7.58%	$725	0.18%	1.35%	0.43%	5.95%

Sterling Capital Funds

Financial Highlights, Class R Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (loss) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Mid Value Fund
Year Ended September 30, 2020	$15.43	(0.01)	(0.76)	(0.77)	(0.18)	(1.13)	(1.31)
Year Ended September 30, 2019	$18.43	0.03	(0.77)	(0.74)	—	(2.26)	(2.26)
Year Ended September 30, 2018	$18.15	(0.07)	1.19	1.12	—	(0.84)	(0.84)
Year Ended September 30, 2017	$16.25	— (b)	2.43	2.43	—	(0.53)	(0.53)
Year Ended September 30, 2016	$17.59	(0.02)	2.02	2.00	—	(3.34)	(3.34)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2020	$14.42	0.07	(2.65)	(2.58)	(0.13)	—	(0.13)
Year Ended September 30, 2019	$18.52	0.14	(2.07)	(1.93)	(0.19)	(1.98)	(2.17)
Year Ended September 30, 2018	$18.32	0.13	0.85	0.98	(0.13)	(0.65)	(0.78)
Year Ended September 30, 2017	$15.14	0.18	3.08	3.26	(0.08)	—	(0.08)
Year Ended September 30, 2016	$14.00	0.14	1.15	1.29	(0.14)	(0.01)	(0.15)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2020	$24.83	(0.07)	1.39	1.32	—	(1.33)	(1.33)
Year Ended September 30, 2019	$26.63	(0.04)	0.10	0.06	—	(1.86)	(1.86)
Year Ended September 30, 2018	$24.79	(0.04)	3.94	3.90	(0.12)	(1.94)	(2.06)
Year Ended September 30, 2017	$21.83	(0.04)	3.41	3.37	—	(0.41)	(0.41)
Year Ended September 30, 2016	$23.28	(0.05)	1.91	1.86	—	(3.31)	(3.31)
Sterling Capital Equity Income Fund
Year Ended September 30, 2020	$21.10	0.30	(0.38)	(0.08)	(0.31)	(0.84)	(1.15)
Year Ended September 30, 2019	$21.39	0.34	1.22	1.56	(0.33)	(1.52)	(1.85)
Year Ended September 30, 2018	$20.70	0.29	2.63	2.92	(0.28)	(1.95)	(2.23)
Year Ended September 30, 2017	$18.18	0.29	2.58	2.87	(0.33)	(0.02)	(0.35)
Year Ended September 30, 2016	$17.25	0.26	2.04	2.30	(0.27)	(1.10)	(1.37)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2020	$10.84	0.21	0.55	0.76	(0.26)	— (b)	(0.26)
Year Ended September 30, 2019	$10.16	0.27	0.70	0.97	(0.29)	—	(0.29)
Year Ended September 30, 2018	$10.55	0.25	(0.37)	(0.12)	(0.27)	—	(0.27)
Year Ended September 30, 2017	$10.77	0.20	(0.15)	0.05	(0.27)	—	(0.27)
Year Ended September 30, 2016	$10.49	0.23	0.35	0.58	(0.30)	—	(0.30)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)	Net Assets are below $1,000.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)		Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$13.35	(5.97)%	$5		1.34%	(0.08)%	1.45%	28.77%
$15.43	(3.02)%	$5		1.42%	0.19%	1.42%	26.62%
$18.43	6.29%	$3		1.42%	(0.39)%	1.42%	34.62%
$18.15	15.18%	$2		1.39%	(0.01)%	1.39%	24.83%
$16.25	12.82%	$—	(c)	1.43%	(0.12)%	1.43%	25.45%

$11.71	(18.04)%	$175		1.31%	0.59%	1.33%	119.76%
$14.42	(9.84)%	$107		1.30%	0.97%	1.30%	124.82%
$18.52	5.44%	$63		1.28%	0.69%	1.28%	89.85%
$18.32	21.52%	$33		1.29%	1.09%	1.29%	109.05%
$15.14	9.22%	$—	(c)	1.38%	0.99%	1.38%	120.42%

$24.82	5.29%	$113		1.35%	(0.32)%	1.36%	17.50%
$24.83	0.95%	$288		1.36%	(0.18)%	1.36%	17.31%
$26.63	16.80%	$173		1.36%	(0.18)%	1.36%	22.78%
$24.79	15.66%	$266		1.36%	(0.16)%	1.36%	18.92%
$21.83	8.34%	$191		1.42%	(0.25)%	1.48%	27.32%

$19.87	(0.40)%	$1,749		1.27%	1.52%	1.28%	33.60%
$21.10	8.24%	$2,825		1.28%	1.67%	1.28%	23.20%
$21.39	14.97%	$2,548		1.27%	1.41%	1.27%	19.49%
$20.70	15.96%	$3,694		1.28%	1.52%	1.28%	16.93%
$18.18	14.18%	$1,921		1.46%	1.54%	1.46%	20.64%

$11.34	7.08%	$32		0.95%	1.95%	1.08%	59.59%
$10.84	9.65%	$29		0.95%	2.62%	1.08%	79.40%
$10.16	(1.13)%	$36		0.93%	2.45%	1.08%	62.28%
$10.55	0.50%	$5		0.96%	1.90%	1.04%	64.07%
$10.77	5.59%	$5		0.99%	2.20%	1.07%	65.47%

Sterling Capital Funds

Financial Highlights, Class R6 Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/unrealized gains on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2020	$19.62	0.40	(2.07)	(1.67)	(0.52)	(0.58)	(1.10)
Year Ended September 30, 2019	$22.43	0.46	(1.08)	(0.62)	(0.44)	(1.75)	(2.19)
February 1, 2018 to September 30, 2018(e)	$22.89	0.28	(0.45)	(0.17)	(0.29)	—	(0.29)

Sterling Capital Mid Value Fund
Year Ended September 30, 2020	$16.48	(0.02)	(0.75)	(0.77)	(0.23)	(1.13)	(1.36)
Year Ended September 30, 2019	$19.44	0.11	(0.78)	(0.67)	(0.03)	(2.26)	(2.29)
February 1, 2018 to September 30, 2018(e)	$20.22	0.03	(0.81)	(0.78)	—	—	—

Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2020	$14.67	0.15	(2.70)	(2.55)	(0.15)	—	(0.15)
Year Ended September 30, 2019	$18.84	0.23	(2.10)	(1.87)	(0.32)	(1.98)	(2.30)
February 1, 2018 to September 30, 2018(e)	$18.59	0.17	0.08	0.25	—	—	—

Sterling Capital Special Opportunities Fund
Year Ended September 30, 2020	$26.09	0.09	1.44	1.53	(0.07)	(1.33)	(1.40)
Year Ended September 30, 2019	$27.75	0.10	0.12	0.22	(0.02)	(1.86)	(1.88)
February 1, 2018 to September 30, 2018(e)	$26.44	0.04	1.42	1.46	(0.15)	—	(0.15)

Sterling Capital Equity Income Fund
Year Ended September 30, 2020	$21.34	0.43	(0.40)	0.03	(0.44)	(0.84)	(1.28)
Year Ended September 30, 2019	$21.61	0.47	1.23	1.70	(0.45)	(1.52)	(1.97)
February 1, 2018 to September 30, 2018(e)	$21.49	0.30	0.12	0.42	(0.30)	—	(0.30)

Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2020	$9.49	0.27	(1.32)	(1.05)	(0.30)	—	(0.30)
Year Ended September 30, 2019	$11.19	0.36	(1.34)	(0.98)	(0.32)	(0.40)	(0.72)
February 1, 2018 to September 30, 2018(e)	$12.35	0.35	(1.51)	(1.16)	—	—	—

Sterling Capital Stratton Real Estate Fund
January 31, 2020 to September 30, 2020(e)	$41.35	0.36	(4.26)	(3.90)	(0.76)	—	(0.76)

Sterling Capital Stratton Small Cap Value Fund
January 31, 2020 to September 30, 2020(e)	$77.13	0.49	(13.53)	(13.04)	—	—	—

Sterling Capital Total Return Bond Fund
Year Ended September 30, 2020	$10.89	0.28	0.54	0.82	(0.32)	— (f)	(0.32)
Year Ended September 30, 2019	$10.20	0.33	0.71	1.04	(0.35)	—	(0.35)
February 1, 2018 to September 30, 2018(e)	$10.48	0.21	(0.27)	(0.06)	(0.22)	—	(0.22)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net Assets are below $1,000.

(e)	Period from commencement of operations.

(f)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)		Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$16.85	(8.88)%	$—	(d)	0.59%	2.19%	0.64%	167.34%
$19.62	(2.02)%	$239,763		0.58%	2.35%	0.64%	142.59%
$22.43	(0.69)%	$270,105		0.58%	1.94%	0.63%	127.89%

$14.35	(5.56)%	$3,477		0.54%	(0.06)%	0.56%	28.77%
$16.48	(2.45)%	$247,949		0.82%	0.68%	0.93%	26.62%
$19.44	(3.86)%	$285,847		0.83%	0.26%	0.93%	34.62%

$11.97	(17.63)%	$70,372		0.74%	1.11%	0.82%	119.76%
$14.67	(9.29)%	$210,436		0.73%	1.53%	0.80%	124.82%
$18.84	1.34%	$191,051		0.73%	1.38%	0.79%	89.85%

$26.22	5.87%	$40,057		0.78%	0.38%	0.86%	17.50%
$26.09	1.53%	$355,672		0.77%	0.40%	0.86%	17.31%
$27.75	5.60%	$372,948		0.78%	0.21%	0.85%	22.78%

$20.09	0.21%	$56,277		0.67%	2.18%	0.78%	33.60%
$21.34	8.89%	$345,806		0.66%	2.28%	0.77%	23.20%
$21.61	2.03%	$317,827		0.66%	2.16%	0.77%	19.49%

$8.14	(11.49)%	$69,236		0.63%	3.10%	0.83%	164.02%
$9.49	(8.48)%	$78,307		0.61%	3.77%	0.89%	97.74%
$11.19	(9.39)%	$62,804		0.62%	4.63%	0.87%	96.65%

$36.69	(9.30)%	$—	(d)	0.70%	1.47%	0.70%	19.58%

$64.09	(16.91)%	$2,882		0.87%	1.17%	1.09%	8.33%

$11.39	7.70%	$642,344		0.35%	2.52%	0.58%	59.59%
$10.89	10.38%	$350,129		0.35%	3.20%	0.58%	79.40%
$10.20	(0.52)%	$281,637		0.35%	3.16%	0.59%	62.28%

Sterling Capital Funds

Notes to Financial Statements
September 30, 2020

1.	Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The Trust offers shares of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Quality Income Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund (referred to individually as a “Fund” and collectively as the “Funds”). Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds.” Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund are referred to as the “Funds of Funds.” The Funds, excluding the Funds of Funds, are referred to as the “Variable Net Asset Value Funds.” The Funds of Funds invest in underlying mutual funds as opposed to individual securities.

All Funds, other than the Tax-Free Funds, are “diversified” funds, as defined in the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may invest in the securities of a limited number of issuers.

By owning shares of underlying investment companies, each of the Funds of Funds invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in debt securities. Funds of Funds with exposure to underlying equity funds may include funds that invest in real estate related securities. In addition, underlying investment companies may invest in derivatives and may engage in long/short equity strategies and in option writing strategies. The Funds of Funds except for Sterling Capital Diversified Income Fund currently invest only in other Funds that are part of the Sterling Capital Funds group of investment companies (not including cash sweep vehicles). Financial information for those Sterling Capital Funds is included in this report and also is available at www.sec.gov. Financial information for the other underlying Funds is available at www.sec.gov.

The Funds are authorized to issue an unlimited amount of shares. As of September 30, 2020, the Funds discussed herein offered up to five classes of shares: Class A Shares, Class C Shares, Class R Shares, Class R6 Shares and Institutional Shares. Class A Shares of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital SMID Opportunities Fund, and the Funds of Funds have a maximum sales charge of 5.75% as a percentage of original purchase price. Class A Shares of Sterling Capital Ultra Short Bond Fund have a maximum sales charge of 0.50%. Class A Shares of Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Total Return Fund, Sterling Capital Quality Income Fund, and the Tax-Free Funds have a maximum sales charge of 2.00% as a percentage of the original purchase price. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of up to 1.00% of the purchase price if redeemed within two years after purchase for all Funds except the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling CapitalTotal Return Bond Fund, Sterling Capital Quality Income Fund, and Sterling Capital Ultra Short Bond Fund. With respect to the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Total Return Bond Fund, and Sterling Capital Quality Income Fund, sales of Class A shares of $250,000 or more are not subject to a sales load but will be subject to a CDSC of up to 0.50% of the purchase price if redeemed within 18 months of purchase. With respect to Sterling Capital Ultra Short Bond Fund, sales of Class A shares of $100,000 or more are not subject

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2020

to a sales load.This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications.The Funds’maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the FinancialAccounting Standards Board (“FASB”)Accounting Standards CodificationTopic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments of the Variable Net Asset Value Funds in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market (including the NASDAQ Closing Price for securities traded on NASDAQ), typically 4:00 PM ET or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Investments in open-end investment companies, including underlying funds invested in by the Funds of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange-traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board.

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Sterling Capital Behavioral International Equity Fund’s net asset value is calculated; such securities may be valued at fair value in accordance with procedures adopted by the Board.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described as follows:

● Level 1 – quoted prices in active markets for identical securities

● Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 – based on significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the fiscal year ended September 30, 2020, there were no significant changes to the valuation policies and procedures.

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2020 is as follows:

	Level 1– Quoted Prices		Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Behavioral Large Cap Value Equity Fund	$27,006,274	(a)	$—	$—	$27,006,274
Sterling Capital Mid Value Fund	60,916,632	(a)	—	—	60,916,632
Sterling Capital Behavioral Small Cap Value Equity Fund	82,412,535	(a)	—	—	82,412,535
Sterling Capital Special Opportunities Fund	543,047,958	(a)	—	—	543,047,958
Sterling Capital Equity Income Fund	1,554,772,269	(a)	—	—	1,554,772,269
Sterling Capital Behavioral International Equity Fund	2,168,605	(a)	80,464,025(a)	—	82,632,630
Sterling Capital SMID Opportunities Fund	11,039,562	(a)	—	—	11,039,562
Sterling Capital Stratton Mid Cap Value Fund	54,081,965	(a)	—	—	54,081,965
Sterling Capital Stratton Real Estate Fund	85,681,451	(a)	—	—	85,681,451
Sterling Capital Stratton Small Cap Value Fund	478,369,521	(a)	—	—	478,369,521
Sterling Capital Ultra Short Bond Fund	845,516	(b)	36,046,611(a)	—	36,892,127
Sterling Capital Short Duration Bond Fund	1,933,288	(b)	179,925,169(a)	—	181,858,457
Sterling Capital Intermediate U.S. Government Fund	491,059	(b)	12,140,130(a)	—	12,631,189
Sterling Capital Total Return Bond Fund	7,970,369	(b)	1,753,295,337(a)	—	1,761,265,706
Sterling Capital Corporate Fund	323,215	(b)	18,554,171(a)	—	18,877,386
Sterling Capital Quality Income Fund	2,203,499	(b)	35,139,354(a)	—	37,342,853
Sterling Capital Kentucky Intermediate Tax-Free Fund	465,816	(b)	11,801,630(a)	—	12,267,446
Sterling Capital Maryland Intermediate Tax-Free Fund	560,695	(b)	12,154,587(a)	—	12,715,282
Sterling Capital North Carolina Intermediate Tax-Free Fund	6,286,694	(b)	169,250,147(a)	—	175,536,841
Sterling Capital South Carolina Intermediate Tax-Free Fund	2,163,552	(b)	83,693,144(a)	—	85,856,696
Sterling Capital Virginia Intermediate Tax-Free Fund	2,092,909	(b)	78,259,605(a)	—	80,352,514
Sterling Capital West Virginia Intermediate Tax-Free Fund	4,575,339	(b)	90,175,865(a)	—	94,751,204
Sterling Capital Diversified Income Fund	14,490,839	(a)	—	—	14,490,839
Sterling Capital Strategic Allocation Balanced Fund	21,961,493	(a)	—	—	21,961,493
Sterling Capital Strategic Allocation Growth Fund	17,732,560	(a)	—	—	17,732,560

(a)	Industries, countries or security types are disclosed in the Schedules of Portfolio Investments.
(b)	Represents money market funds and/or certain preferred stocks.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, and certain short term debt instruments with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. The Funds may invest their excess cash in the Federated Treasury Obligations Fund or a similar money market fund or other short-term investment.

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Derivative Instruments Categorized by Risk Exposure — The Funds’ derivative contracts for the year ended September 30, 2020 are not accounted for as hedging instruments under U.S. GAAP. The following is a summary of the location of the derivative instruments held by the Funds on the Statements of Operations and the category of primary risk exposure as of September 30, 2020:

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2020

The effect of derivative financial instruments on the Statements of Operations for the year ended September 30, 2020:

Net Realized Gain (Loss)	Sterling Capital Equity Income Fund
Written options (equity contracts)	$295,756
Net Change in Unrealized Appreciation (Depreciation)	Sterling Capital Equity Income Fund
Written options (equity contracts)	$(107,368)

During the year ended September 30, 2020, the Equity Income Fund held a daily number of contracts and a daily notional amount of equity written options of 1,300 and $11,494,600, respectively, while outstanding.

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Quality Income Fund, and the Tax-Free Funds. Dividends from net investment income are declared and paid monthly for Sterling Capital Diversified Income Fund. Dividends from net investment income are declared and paid quarterly for Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Strategic Allocation Balanced Fund, and Sterling Capital Strategic Allocation Growth Fund if the annualized yield of the distribution exceeds an amount determined annually by the Board. Dividends from net investment income for Sterling Capital Behavioral International Equity Fund is declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital. Distributions to shareholders are recorded on the ex-dividend date.

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Foreign Currency Translation — The accounting records of the Sterling Capital Behavioral International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the latest foreign exchange bid quotation (from an approved pricing vendor) to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The Sterling Capital Behavioral International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Exchange Contracts — The Sterling Capital Behavioral International Equity Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Total Return Bond Fund and Sterling Capital Corporate Fund may enter into forward foreign currency exchange contracts (foreign currency exchange risk) in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Funds securities denominated in a particular currency. A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds can be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract. The forward foreign currency exchange

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2020

contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Funds record a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

Mortgage Dollar Rolls — The Variable Net Asset Value Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for a Fund, and the income from these investments will generate income for a Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales. The Funds did not hold any mortgage dollar rolls during the year.

Options Contracts — Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund write (sell) “covered” call options on securities and purchase options on securities to close out options previously written by them. Sterling Capital Diversified Income Fund may invest in underlying funds that engage in options writing strategies (including cash-secured put writing and covered call writing).

In writing an option, a Fund contracts with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Funds execute transactions in both listed and over-the-counter options. When purchasing over-the-counter options, a Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Funds’ maximum amount of loss is the premium paid (as the purchaser) or the unrealized depreciation of the contract (as the writer).

Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund may invest in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding.

Risks Associated with Foreign Securities and Currencies — Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day after the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2020

with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on when-issued securities until the underlying securities are received.

Accounting Standards — The Funds adopted FASB Accounting Standards Update (“ASU”) 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities to amend the amortization period for certain callable debt securities purchased at a premium. Under the new standard, the Funds changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning after the fiscal year ended September 30, 2019. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (deficit) or the net asset value of the Funds.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Funds’ financial statements.

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding in-kind transactions, U.S. government securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2020 were as follows:

	Purchases	Sales
Sterling Capital Behavioral Large Cap Value Equity Fund	$331,431,576	$347,418,687
Sterling Capital Mid Value Fund	27,459,024	140,785,290
Sterling Capital Behavioral Small Cap Value Equity Fund	125,470,107	137,395,513
Sterling Capital Special Opportunities Fund	150,920,280	353,946,088
Sterling Capital Equity Income Fund	745,655,169	582,425,800
Sterling Capital Behavioral International Equity Fund	143,230,770	142,078,386
Sterling Capital SMID Opportunities Fund	8,480,170	6,241,285
Sterling Capital Stratton Mid Cap Value Fund	5,052,869	8,174,141
Sterling Capital Stratton Real Estate Fund	18,408,978	25,216,267
Sterling Capital Stratton Small Cap Value Fund	60,225,286	379,916,952
Sterling Capital Ultra Short Bond Fund	28,048,818	8,676,277
Sterling Capital Short Duration Bond Fund	111,759,879	77,056,217
Sterling Capital Intermediate U.S. Government Fund	64,163	220,466
Sterling Capital Total Return Bond Fund	695,541,081	374,919,281
Sterling Capital Corporate Fund	9,464,891	13,916,619
Sterling Capital Quality Income Fund	7,082,390	3,487,811
Sterling Capital Kentucky Intermediate Tax-Free Fund	2,373,188	859,845
Sterling Capital Maryland Intermediate Tax-Free Fund	1,189,689	3,042,852
Sterling Capital North Carolina Intermediate Tax-Free Fund	28,865,014	32,461,527
Sterling Capital South Carolina Intermediate Tax-Free Fund	9,821,303	3,890,570
Sterling Capital Virginia Intermediate Tax-Free Fund	12,839,556	11,763,972
Sterling Capital West Virginia Intermediate Tax-Free Fund	18,032,378	2,683,709
Sterling Capital Diversified Income Fund	6,518,810	9,719,764
Sterling Capital Strategic Allocation Balanced Fund	898,970	3,508,000
Sterling Capital Strategic Allocation Growth Fund	649,800	2,325,972

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2020

Purchases and sales of U.S. government securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2020 were as follows:

	Purchases	Sales
Sterling Capital Ultra Short Bond Fund	$536,342	$—
Sterling Capital Short Duration Bond Fund	20,340,657	34,835,132
Sterling Capital Intermediate U.S. Government Fund	6,348,065	6,787,555
Sterling Capital Total Return Bond Fund	663,174,086	582,978,956
Sterling Capital Corporate Fund	1,350,376	1,331,257
Sterling Capital Quality Income Fund	11,407,232	9,541,131

During the fiscal year ended September 30, 2020, the Sterling Capital Behavioral Small Cap Value Equity Fund permitted an in-kind redemption of its shares, accepting redemption for such shares in the form of securities that are permissible investments of the Fund. The redemption in-kind occurred on October 3, 2019 and totaled $121,593,889.

During the fiscal year ended September 30, 2020, the Sterling Capital Mid Value Fund permitted an in-kind redemption of its shares, accepting redemption for such shares in the form of securities that are permissible investments of the Fund. The redemption in-kind occurred on October 3, 2019 and totaled $237,873,708.

During the fiscal year ended September 30, 2020, the Sterling Capital Equity Income Fund permitted an in-kind redemption of its shares, accepting redemption for such shares in the form of securities that are permissible investments of the Fund. The redemption in-kind occurred on July 24, 2020 and totaled $294,342,251.

During the fiscal year ended September 30, 2020, the Sterling Capital Behavioral Large Cap Value Equity Fund permitted an in-kind redemption of its shares, accepting redemption for such shares in the form of securities that are permissible investments of the Fund. The redemption in-kind occurred on July 24, 2020 and totaled $200,223,088.

During the fiscal year ended September 30, 2020, the Sterling Capital Special Opportunities Fund permitted an in-kind redemption of its shares, accepting redemption for such shares in the form of securities that are permissible investments of the Fund. The redemption in-kind occurred on July 24, 2020 and totaled $315,058,348.

4.	Investments in Affiliated Issuers:

A summary of the Funds’ transactions in the shares of affiliated issuers during the fiscal year ended September 30, 2020 is as follows:

	Shares Held at September 30, 2019	Shares Purchased	Shares Sold	Shares Held at September 30, 2020	Value at September 30, 2020	Dividend Income October 1, 2019- September 30, 2020	Distributions and Net Realized Gain (Loss) October 1, 2019- September 30, 2020	Change in Unrealized Appreciation/ Depreciation October 1, 2019- September 30, 2020
Sterling Capital Strategic Allocation Balanced Fund
Sterling Capital Behavioral International Equity Fund, Institutional Shares	853,789	32,489	85,171	801,107	$6,521,008	$229,625	$(26,211)	$(1,000,235)
Sterling Capital Equity Income Fund, Institutional Shares	184,926	8,193	27,165	165,954	3,335,675	72,654	202,316	(282,118)
Sterling Capital Special Opportunities Fund, Institutional Shares	153,736	7,471	31,080	130,127	3,409,339	7,870	310,442	(115,013)
Sterling Capital Total Return Bond Fund, Institutional Shares	851,119	21,749	119,757	753,111	8,577,934	251,997	40,841	348,213
Total Affiliates	2,043,570	69,902	263,173	1,850,299	$21,843,956	$562,146	$527,388	$(1,049,153)

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2020

	Shares Held at September 30, 2019	Shares Purchased	Shares Sold	Shares Held at September 30, 2020	Value at September 30, 2020	Dividend Income October 1, 2019- September 30, 2020	Distributions and Net Realized Gain (Loss) October 1, 2019- September 30, 2020	Change in Unrealized Appreciation/ Depreciation October 1, 2019- September 30, 2020
Sterling Capital Strategic Allocation Growth Fund
Sterling Capital Behavioral International Equity Fund, Institutional Shares	831,465	27,533	56,953	802,045	$6,528,647	$231,385	$(7,772)	$(1,027,176)
Sterling Capital Equity Income Fund, Institutional Shares	184,839	7,222	19,050	173,011	3,477,515	73,943	191,533	(264,165)
Sterling Capital Special Opportunities Fund, Institutional Shares	151,758	7,413	23,560	135,611	3,553,004	7,956	286,791	(77,613)
Sterling Capital Total Return Bond
Fund, Institutional Shares	425,541	4,802	68,276	362,067	4,123,948	122,842	6,860	174,845
Total Affiliates	1,593,603	46,970	167,839	1,472,734	$17,683,114	$436,126	$477,412	$(1,194,109)
5.	Related Party Transactions:

Under the terms of the investment advisory agreement, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital’s waived investment advisory fees are included on the Statements of Operations as “Less expenses waived by the Investment Advisor.” Information regarding these transactions is as follows for the fiscal year ended September 30, 2020:

	Prior to February 1, 2020		Effective February 1, 2020
	Contractual Fee Rate	Fee Rate after Contractual Waivers	Contractual Fee Rate	Fee Rate after Contractual Waivers
Sterling Capital Behavioral Large Cap Value Equity Fund	0.45%	0.45%	0.45%	0.45%(3)
Sterling Capital Mid Value Fund	0.70%	0.70%(3)	0.70%	0.61%(2)
Sterling Capital Behavioral Small Cap Value Equity Fund	0.60%	0.60%(3)	0.60%	0.60%
Sterling Capital Special Opportunities Fund	0.65%	0.65%	0.65%	0.65%(3)
Sterling Capital Equity Income Fund	0.55%	0.55%	0.55%	0.55%(3)
Sterling Capital Behavioral International Equity Fund	0.60%	0.40%(1)	0.60%	0.40%(2)
Sterling Capital SMID Opportunities Fund	0.70%	0.54%(1)	0.70%	0.70%
Sterling Capital Stratton Mid Cap Value Fund	0.70%	0.70%	0.70%	0.66%(2)
Sterling Capital Stratton Real Estate Fund	0.58%	0.58%	0.58%	0.58%
Sterling Capital Stratton Small Cap Value Fund	0.85%	0.80%(1)	0.85%	0.75%(2)
Sterling Capital Ultra Short Bond Fund	0.20%	0.10%(1)(3)	0.20%	0.02%(2)
Sterling Capital Short Duration Bond Fund	0.30%	0.20%(1)	0.30%	0.20%(2)
Sterling Capital Intermediate U.S. Government Fund	0.32%	0.16%(1)	0.32%	0.16%(2)
Sterling Capital Total Return Bond Fund	0.37%	0.25%(1)	0.37%	0.24%(2)
Sterling Capital Corporate Fund	0.35%	0.35%	0.35%	0.31%(2)
Sterling Capital Quality Income Fund	0.35%	0.31%(1)	0.35%	0.31%(2)
Sterling Capital Kentucky Intermediate Tax-Free Fund	0.35%	0.35%	0.35%	0.35%
Sterling Capital Maryland Intermediate Tax-Free Fund	0.35%	0.35%(3)	0.35%	0.35%
Sterling Capital North Carolina Intermediate Tax-Free Fund	0.35%	0.35%	0.35%	0.35%
Sterling Capital South Carolina Intermediate Tax-Free Fund	0.35%	0.35%	0.35%	0.35%
Sterling Capital Virginia Intermediate Tax-Free Fund	0.35%	0.35%	0.35%	0.35%
Sterling Capital West Virginia Intermediate Tax-Free Fund	0.35%	0.35%	0.35%	0.35%
Sterling Capital Diversified Income Fund	0.25%	0.25%	0.25%	0.25%
Sterling Capital Strategic Allocation Balanced Fund	0.25%	0.00%(1)	0.25%	0.00%(2)
Sterling Capital Strategic Allocation Growth Fund	0.25%	0.00%(1)	0.25%	0.00%(2)

(1)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2019 through January 31, 2020.
(2)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2020 through January 31, 2021.
(3)	For all or a portion of the fiscal year ended September 30, 2020, Sterling Capital voluntarily waived and/or reimbursed certain expenses of the Funds. Voluntary waivers and reimbursements of expenses may be discontinued at any time.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2020

For the following Funds, Sterling Capital has contractually agreed to waive its investment advisory fees, pay Fund operating expenses, and/or reimburse fees or expenses, in order to limit expenses of the shares based on average daily net assets, excluding interest, taxes, acquired funds fees and extraordinary expenses. The expense limitations in place through January 31, 2021 are as follows:

	Class A	Class C	Institutional	Class R
Sterling Capital Behavioral International Equity Fund	100%	175%	075%	—
Sterling Capital SMID Opportunities Fund	104%	179%	079%	—
Sterling Capital Stratton Small Cap Value Fund	130%	205%	105%	—
Sterling Capital Total Return Bond Fund	070%	145%	045%	095%

For the following Funds, Sterling Capital has contractually agreed to waive its administration fees, pay Fund operating expenses of Class R6 Shares, and/or reimburse fees or expenses, in order to limit expenses of the shares based on average daily net assets, excluding interest, taxes, acquired funds fees and extraordinary expenses. The expense limitations effective for the periods February 1, 2019 through January 31, 2020 and February 1, 2020 through January 31, 2021 are as follows:

	Prior to February 1, 2020	Effective February 1, 2020
Sterling Capital Behavioral Large Cap Value Equity Fund	0.58%	0.59%
Sterling Capital Mid Value Fund	0.81%	0.81%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.73%	0.74%
Sterling Capital Special Opportunities Fund	0.77%	0.78%
Sterling Capital Equity Income Fund	0.66%	0.67%
Sterling Capital Behavioral International Equity Fund	0.60%	0.64%
Sterling Capital Stratton Real Estate Fund	—	0.73%
Sterling Capital Stratton Small Cap Value Fund	—	0.87%
Sterling Capital Total Return Bond Fund	0.35%	0.35%

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds (except the Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund) pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds, excluding the assets of the Funds of Funds, at a rate of 0.1075% on the first $3.5 billion of average net assets, 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, The Bank of New York Mellon (“the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, The Bank of New York Mellon is entitled to a fee payable by Sterling Capital. The Bank of New York Mellon also serves as the Funds’ fund accountant and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees.”

BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s base salary and incentive pay. As a result, the CCO fee paid by the Funds is only part of the total compensation received by the CCO. Expenses incurred are reflected on the Statements of Operations as “Compliance Service Fees.”

For the fiscal year ended September 30, 2020, the Funds paid $5,426 in brokerage fees to BB&T Securities LLC on the execution of purchases and sales of the Funds’ portfolio investments.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, LLC (the “Distributor”) serves as distributor to the Funds pursuant to an underwriting agreement. The Plan provides for payments to the Distributor of up to 0.25%, 1.00% and 0.50% of the average daily net assets of the Class A Shares, Class C Shares, and Class R Shares, respectively. In addition, the Distributor is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the fiscal year ended September 30, 2020, the Distributor received $351,142 from commissions earned on sales of shares of the Variable Net Asset Value Funds. The Distributor does not retain

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2020

commissions for profit. These commissions and fees may be used by the Distributor to pay banks, broker dealers and other institutions, including affiliates of the Advisor.

The Advisor and/or its affiliates may pay out of their own assets (and not as an additional charge to a fund) compensation to selected affiliated and unaffiliated brokers, dealers and other financial intermediaries in connection with the sale and distribution of the shares and/or the retention and/or servicing of Fund investors and Fund shares. These payments, sometimes referred to as “revenue sharing” payments are payments over and above any sales charges (including Rule 12b-1 fees) and service fees paid by the Funds. The amount of these payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial advisors. Receipt of, or the prospect of receiving, this additional compensation may influence your financial intermediary’s recommendation of a Fund or of a particular share class of a Fund. Commissions and finder’s fees financed by the Advisor and paid by the Distributor to affiliated broker-dealers during the fiscal year ended September 30, 2020 were $1,939.

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $100,000 plus $7,500 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $1,500 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $1,500 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Committee meeting fees are only paid when such Committee meetings are not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board receives additional compensation at the annual rate of $24,000, the Audit Committee Chairman receives additional compensation at the annual rate of $18,000, and the Chairman of the Nominations Committee receives additional compensation at the annual rate of $7,500. The fees are allocated across the Trust based upon relative net assets.

6.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

7.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Trust, pursuant to an umbrella credit agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Trust to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under theAgreement, an aggregate uncommitted amount of $100,000,000 has been made available for use by all Funds of the Trust. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreement will expire on March 24, 2021. During the fiscal year ended September 30, 2020, each of the following Funds utilized its line of credit:

	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed
Sterling Capital Mid Value Fund	2.15%	$449,200	5	$167	$715,000
Sterling Capital Behavioral Small Cap Value Equity Fund	1.25%	2,487,857	7	605	2,973,000
Sterling Capital Special Opportunities Fund	1.25%	1,800,063	16	1,000	6,791,000
Sterling Capital Equity Income Fund	1.25%	10,021,889	9	3,132	35,708,000
Sterling Capital Behavioral International Equity Fund	2.75%	73,000	3	17	73,000
Sterling Capital Stratton Real Estate	2.00%	327,500	2	29	509,000
Sterling Capital Stratton Small-Cap Value.	1.37%	1,595,462	13	951	5,702,000
Sterling Capital North Carolina Intermediate Tax-Free Fund	1.25%	9,619,000	1	334	9,619,000
Sterling Capital Virginia Intermediate Tax-Free Fund Fund	1.25%	19,000	1	1	19,000
Sterling Capital SMID Opportunities Fund.	1.25%	603,667	3	63	945,000
8.	Federal Tax Information:

It is the policy of each Fund to continue to qualify as a regulated investment company as defined in the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the applicable provisions of the Code and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required in the Funds’ financial statements.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2020

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities.The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the year, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax was required in the Funds’financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Capital losses are permitted to be carried forward without expiration. Such capital losses will retain their character as either short-term or long-term capital losses.

At September 30, 2020, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Code and the Treasury regulations:

	Amount With No Expiration
	Short-term	Long-term
	Losses	Losses
Sterling Capital Behavioral Large Cap Value Equity Fund	$(25,351,797)	$—
Sterling Capital Behavioral Small Cap Value Equity Fund	(23,661,059)	(6,840,817)
Sterling Capital Equity Income Fund	(62,718,536)	—
Sterling Capital Behavioral International Equity Fund	(21,129,218)	(3,526,051)
Sterling Capital SMID Opportunities Fund.	(5,413)	(41,673)
Sterling Capital Ultra Short Bond Fund	(74,448)	(921,894)
Sterling Capital Short Duration Bond Fund	(777,978)	(6,185,252)
Sterling Capital Intermediate U.S. Government Fund	(254,289)	(737,201)
Sterling Capital Quality Income Fund	(1,267,771)	(486,012)
Sterling Capital North Carolina Intermediate Tax-Free Fund	(525,153)	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	(338,132)	—
Sterling Capital Diversified Income Fund.	(1,628,470)	(797,448)

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2020

Capital loss carryforwards utilized in the current year were as follows:

Utilized
Capital Loss
Carryforwards
Sterling Capital Ultra Short Bond Fund	$31,908
Sterling Capital Short Duration Bond Fund	1,308,256
Sterling Capital Intermediate U.S. Government Fund	22,678
Sterling Capital Total Return Bond Fund	14,781,962
Sterling Capital Corporate Fund	168,631
Sterling Capital Quality Income Fund	217,089
Sterling Capital North Carolina Intermediate Tax-Free Fund	351,826
Sterling Capital South Carolina Intermediate Tax-Free Fund	163,968
Sterling Capital Virginia Intermediate Tax-Free Fund.	66,521

The character of income and gains distributed is determined in accordance with the Code and the Treasury regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., redemptions in-kind, non-deductible partnership income, net operating loss write-off, and equalization utilized), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

As of September 30, 2020, these reclassifications were as follows:

		Increase/
	Increase/	(Decrease)
	(Decrease)	Distributable
	Paid-in-Capital	Earnings
Sterling Capital Behavioral Large Cap Value Equity Fund	$17,842,912	$(17,842,912)
Sterling Capital Behavioral Small Cap Value Equity Fund	7,900,458	(7,900,458)
Sterling Capital Mid Value Fund	34,168,097	(34,168,097)
Sterling Capital Special Opportunities Fund	168,314,326	(168,314,326)
Sterling Capital Equity Income Fund	103,812,619	(103,812,619)
Sterling Capital SMID Opportunities Fund.	(10,902)	10,902
Sterling Capital Stratton Real Estate Fund	290,738	(290,738)
Sterling Capital Stratton Small Cap Value Fund	19,385,174	(19,385,174)
Sterling Capital Corporate Fund	33,824	(33,824)
Sterling Capital Maryland Intermediate Tax-Free Fund	1,325	(1,325)
Sterling Capital West Virginia Intermediate Tax-Free Fund	3,848	(3,848)

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2020 was as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$4,582,204	$8,070,984	$12,653,188	$—	$—	$12,653,188
Sterling Capital Mid Value Fund	1,432,311	5,461,248	6,893,559	—	—	6,893,559
Sterling Capital Behavioral Small Cap Value Equity Fund	1,152,180	—	1,152,180	—	—	1,152,180
Sterling Capital Special Opportunities Fund	1,733,137	83,258,457	84,991,594	—	—	84,991,594
Sterling Capital Equity Income Fund	34,913,648	76,162,769	111,076,417	—	—	111,076,417
Sterling Capital Behavioral International Equity Fund	3,012,621	—	3,012,621	—	—	3,012,621
Sterling Capital SMID Opportunities Fund.	—	471,135	471,135	—	—	471,135
Sterling Capital Stratton Mid Cap Value Fund	579,842	1,433,142	2,012,984	—	—	2,012,984
Sterling Capital Stratton Real Estate Fund	1,738,242	4,272,613	6,010,855	—	—	6,010,855
Sterling Capital Stratton Small Cap Value Fund	6,024,521	77,944,204	83,968,725	—	—	83,968,725
Sterling Capital Ultra Short Bond Fund	444,854	—	444,854	—	—	444,854
Sterling Capital Short Duration Bond Fund		—	—	—	—	—
Sterling Capital Intermediate U.S. Government Fund	367,820	—	367,820	—	—	367,820
Sterling Capital Total Return Bond Fund	46,351,977	193,428	46,545,405	—	—	46,545,405

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2020

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Corporate Fund	$609,261	$21,250	$630,511	$—	$—	$630,511
Sterling Capital Quality Income Fund	975,082	—	975,082	—	—	975,082
Sterling Capital Kentucky Intermediate Tax-Free Fund	2,528	23,055	25,583	—	192,601	218,184
Sterling Capital Maryland Intermediate Tax-Free Fund	2,097	77,065	79,162	—	230,780	309,942
Sterling Capital North Carolina Intermediate Tax-Free Fund	143,649	—	143,649	—	3,188,284	3,331,933
Sterling Capital South Carolina Intermediate Tax-Free Fund	13,257	—	13,257	—	1,608,335	1,621,592
Sterling Capital Virginia Intermediate Tax-Free Fund	72,152	—	72,152	—	1,384,524	1,456,676
Sterling Capital West Virginia Intermediate Tax-Free Fund	19,612	78,475	98,087	—	1,691,414	1,789,501
Sterling Capital Diversified Income Fund	792,656	—	792,656	—	—	792,656
Sterling Capital Strategic Allocation Balanced Fund	468,238	525,507	993,745	325,477	—	1,319,222
Sterling Capital Strategic Allocation Growth Fund	382,200	450,905	833,105	334,888	—	1,167,993

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes. The Funds may also utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2019 was as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$6,455,876	$24,460,861	$30,916,737	$—	$—	$30,916,737
Sterling Capital Mid Value Fund	17,006,752	55,931,502	72,938,254	—	—	72,938,254
Sterling Capital Behavioral Small Cap Value Equity Fund	5,313,627	23,774,664	29,088,291	—	—	29,088,291
Sterling Capital Special Opportunities Fund	468,140	88,479,342	88,947,482	—	—	88,947,482
Sterling Capital Equity Income Fund	37,402,332	120,138,987	157,541,319	—	—	157,541,319
Sterling Capital Behavioral International Equity Fund	2,426,684	2,948,087	5,374,771	—	—	5,374,771
Sterling Capital SMID Opportunities Fund	—	3,816	3,816	—	—	3,816
Sterling Capital Stratton Mid Cap Value Fund	301,242	4,854,806	5,156,048	—	—	5,156,048
Sterling Capital Stratton Real Estate Fund	2,272,875	3,198,589	5,471,464	—	—	5,471,464
Sterling Capital Stratton Small Cap Value Fund	4,935,667	93,660,196	98,595,863	—	—	98,595,863
Sterling Capital Ultra Short Bond Fund	926,768	—	926,768	—	—	926,768
Sterling Capital Short Duration Bond Fund	5,076,518	—	5,076,518	—	—	5,076,518
Sterling Capital Intermediate U.S. Government Fund	454,636	—	454,636	—	—	454,636
Sterling Capital Total Return Bond Fund	41,816,024	—	41,816,024	—	—	41,816,024
Sterling Capital Corporate Fund	797,562	—	797,562	5,172	—	802,734
Sterling Capital Quality Income Fund	1,109,229	—	1,109,229	—	—	1,109,229
Sterling Capital Kentucky Intermediate Tax-Free Fund	7,051	65,026	72,077	—	204,720	276,797
Sterling Capital Maryland Intermediate Tax-Free Fund	7,398	222,289	229,687	—	316,320	546,007
Sterling Capital North Carolina Intermediate Tax-Free Fund	88,327	—	88,327	—	3,850,776	3,939,103
Sterling Capital South Carolina Intermediate Tax-Free Fund	35,736	—	35,736	—	1,574,817	1,610,553
Sterling Capital Virginia Intermediate Tax-Free Fund	58,115	—	58,115	—	1,619,978	1,678,093
Sterling Capital West Virginia Intermediate Tax-Free Fund	33,006	117,382	150,388	—	1,682,156	1,832,544
Sterling Capital Diversified Income Fund	905,870	—	905,870	—	—	905,870
Sterling Capital Strategic Allocation Balanced Fund	586,478	—	586,478	—	—	586,478
Sterling Capital Strategic Allocation Growth Fund	424,367	—	424,367	—	—	424,367

*	Total distributions paid may differ from the Statements of Changes in NetAssets because distributions are recognized when actually paid for tax purposes. The Funds may also utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2020

As of September 30, 2020, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Distributable Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Distributable Earnings (Accumulated Deficit)
Sterling Capital Behavioral Large Cap Value Equity Fund	$11,854	$—	$11,854	$—	$(25,351,797)	$1,826,135	$(23,513,808)
Sterling Capital Mid Value Fund	—	—	—	—	(2,583,299)	6,798,332	4,215,033
Sterling Capital Behavioral Small Cap Value Equity Fund	287,636	—	287,636	—	(30,501,876)	3,694,521	(26,519,719)
Sterling Capital Special Opportunities Fund	462,715	—	462,715	—	—	209,785,363	210,248,078
Sterling Capital Equity Income Fund	516,207	—	516,207	—	(62,718,536)	397,085,340	334,883,011
Sterling Capital Behavioral International Equity Fund	2,314,425	—	2,314,425	—	(24,655,269)	8,186,601	(14,154,243)
Sterling Capital SMID Opportunities Fund	—	—	—	—	(1,095,725)	2,257,648	1,161,923
Sterling Capital Stratton Mid Cap Value Fund	187,816	—	187,816	—	(431,831)	19,120,050	18,876,035
Sterling Capital Stratton Real Estate Fund	—	1,894,143	1,894,143	—	—	29,878,913	31,773,056
Sterling Capital Stratton Small Cap Value Fund	1,661,767	67,518,570	69,180,337	—	—	267,992,269	337,172,606
Sterling Capital Ultra Short Bond Fund	12,046	—	12,046	(13,498)	(996,342)	84,330	(913,464)
Sterling Capital Short Duration Bond Fund	360,758	—	360,758	(69,741)	(6,963,230)	2,461,358	(4,210,855)
Sterling Capital Intermediate U.S. Government Fund	193,000	—	193,000	(15,983)	(991,490)	649,016	(165,457)
Sterling Capital Total Return Bond Fund	20,796,444	808,164	21,604,608	(1,129,813)	—	87,648,805	108,123,600
Sterling Capital Corporate Fund	31,238	326,716	357,954	(255)	—	1,045,418	1,403,117
Sterling Capital Quality Income Fund	4,935	—	4,935	(4,846)	(1,753,783)	1,430,974	(322,720)
Sterling Capital Kentucky Intermediate Tax-Free Fund	23,337	40,676	64,013	(10,528)	—	697,727	751,212
Sterling Capital Maryland Intermediate Tax-Free Fund	30,113	168,038	198,151	(12,197)	—	731,472	917,426
Sterling Capital North Carolina Intermediate Tax-Free Fund	230,535	—	230,535	(117,974)	(525,153)	11,163,137	10,750,545
Sterling Capital South Carolina Intermediate Tax-Free Fund	110,050	—	110,050	(81,584)	(338,132)	4,940,528	4,630,862
Sterling Capital Virginia Intermediate Tax-Free Fund	138,643	197,686	336,329	(75,421)	—	5,552,481	5,813,389
Sterling Capital West Virginia Intermediate Tax-Free Fund	177,046	60,757	237,803	(95,897)	—	4,835,792	4,977,698
Sterling Capital Diversified Income Fund	54,907	—	54,907	(16,839)	(2,425,918)	(1,050,364)	(3,438,214)
Sterling Capital Strategic Allocation Balanced Fund	—	—	—	(88)	—	1,061,584	1,061,496
Sterling Capital Strategic Allocation Growth Fund	—	—	—	(644)	—	565,845	565,201

*	The primary differences between book basis and tax basis unrealized appreciation (depreciation) were due to the deferral of losses on wash sales, basis adjustments on partnership interests, Passive Foreign Investment Companies and the deferral of market discount and premium until point of sale and real estate investment trust adjustments.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2020

Under current tax law, net capital losses or, if there are no such losses, net long-term capital losses or net short-term capital losses realized after October 31, net ordinary losses from the sale, exchange or other taxable disposition of property realized after October 31 and other net ordinary losses realized after December 31 of a Fund’s taxable year may be deferred and treated as occurring on the first business day of the following taxable year for tax purposes.The following Funds had deferred qualified late-year losses during the fiscal year ended September 30, 2020:

	Qualified	Qualified	Qualified
	Late-Year	LateYear	LateYear
	Ordinary	Short-term	Long-term
	Losses	Capital Losses	Capital Losses
Sterling Capital Mid Value Fund	$—	$(1,381,273)	$3,964,572
Sterling Capital Stratton Mid Cap Value Fund	—	139,379	292,452
Sterling Capital SMID Opportunities Fund.	18,568	754,371	275,700

As of September 30, 2020, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

				Net Tax
		Gross Tax	Gross Tax	Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Sterling Capital Behavioral Large Cap Value Equity Fund	$25,180,139	$2,566,131	$(739,996)	$1,826,135
Sterling Capital Mid Value Fund	54,118,300	12,245,680	(5,447,348)	6,798,332
Sterling Capital Behavioral Small Cap Value Equity Fund	78,718,014	8,948,118	(5,253,597)	3,694,521
Sterling Capital Special Opportunities Fund	333,262,595	222,394,211	(12,608,848)	209,785,363
Sterling Capital Equity Income Fund	1,157,686,929	464,904,302	(67,818,962)	397,085,340
Sterling Capital Behavioral International Equity Fund	74,461,506	10,134,072	(1,947,471)	8,186,601
Sterling Capital SMID Opportunities Fund	8,781,914	2,612,900	(355,252)	2,257,648
Sterling Capital Stratton Mid Cap Value Fund	34,961,915	21,435,646	(2,315,596)	19,120,050
Sterling Capital Stratton Real Estate Fund	55,802,538	30,768,469	(889,556)	29,878,913
Sterling Capital Stratton Small Cap Value Fund	210,377,252	272,823,978	(4,831,709)	267,992,269
Sterling Capital Ultra Short Bond Fund	36,807,797	130,152	(45,822)	84,330
Sterling Capital Short Duration Bond Fund	179,397,099	3,343,204	(881,846)	2,461,358
Sterling Capital Intermediate U.S. Government Fund	11,982,173	828,478	(179,462)	649,016
Sterling Capital Total Return Bond Fund	1,673,616,901	98,962,442	(11,313,637)	87,648,805
Sterling Capital Corporate Fund	17,831,967	1,116,322	(70,904)	1,045,418
Sterling Capital Quality Income Fund	35,911,879	1,600,275	(169,301)	1,430,974
Sterling Capital Kentucky Intermediate Tax-Free Fund	11,569,719	698,069	(342)	697,727
Sterling Capital Maryland Intermediate Tax-Free Fund	11,983,810	734,550	(3,078)	731,472
Sterling Capital North Carolina Intermediate Tax-Free Fund	164,373,704	11,175,720	(12,583)	11,163,137
Sterling Capital South Carolina Intermediate Tax-Free Fund	80,916,168	5,016,021	(75,493)	4,940,528
Sterling Capital Virginia Intermediate Tax-Free Fund	74,800,033	5,555,477	(2,996)	5,552,481
Sterling Capital West Virginia Intermediate Tax-Free Fund	89,915,412	4,896,224	(60,432)	4,835,792
Sterling Capital Diversified Income Fund	15,541,203	417,472	(1,467,836)	(1,050,364)
Sterling Capital Strategic Allocation Balanced Fund	20,899,909	2,493,768	(1,432,184)	1,061,584
Sterling Capital Strategic Allocation Growth Fund	17,166,715	2,053,629	(1,487,784)	565,845
9.	Subsequent Events:

Management has evaluated the need for the disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted the following item:

On November 18, 2020, the Board of Trustees of Sterling Capital Funds approved the liquidation of each of Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund. Each of the liquidations is expected to occur on or about January 26, 2021.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Sterling Capital Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Sterling Capital Funds, comprising Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Quality Income Fund (formerly, Sterling Capital Securitized Opportunities Fund), Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund, and Sterling Capital Strategic Allocation Growth Fund (the “Funds”) as of September 30, 2020, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended September 30, 2018, and prior, were audited by other auditors, whose report dated November 21, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

C O H E N & C O M P A N Y , L T D.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 23, 2020

Sterling Capital Funds

September 30, 2020

Notice to Shareholders (Unaudited)

All amounts and percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2020, each Fund is reporting the following items with regard to distributions paid during the year.

	Long-Term Capital Gain	Qualified Dividend Income %	(for corporate shareholders) Dividends Received Deduction %	Exempt- Interest Dividend	U.S. Government Income	Foreign Taxes Paid	Foreign Source Income
Sterling Capital Behavioral Large Cap Value Equity Fund	$8,070,984	100.00%	100.00%	$—	—	$—	$—
Sterling Capital Mid Value Fund	5,461,248	100.00%	100.00%	—	—	—	—
Sterling Capital Behavioral Small Cap Value Equity Fund	—	90.14%	89.83%	—	—	—	—
Sterling Capital Special Opportunities Fund	83,258,457	100.00%	100.00%	—	—	—	—
Sterling Capital Equity Income Fund	76,162,769	100.00%	100.00%	—	—	—	—
Sterling Capital Behavioral International Equity Fund	—	100.00%	0.39%	—	—	162,587	3,564,307
Sterling Capital SMID Opportunities Fund.	471,135	—	—	—	—	—	—
Sterling Capital Stratton Mid Cap Value Fund	1,433,142	100.00%	100.00%	—	—	—	—
Sterling Capital Stratton Real Estate Fund	4,272,613	0.62%	0.62%	—	—	—	—
Sterling Capital Stratton Small Cap Value Fund	77,944,204	96.91%	100.00%	—	—	—	—
Sterling Capital Ultra Short Bond Fund	—	—	—	—	0.24%	—	—
Sterling Capital Short Duration Bond Fund	—	—	—	—	1.65%	—	—
Sterling Capital Intermediate U.S. Government Fund	—	—	—	—	12.96%	—	—
Sterling Capital Total Return Bond Fund	193,428	0.10%	0.10%	—	3.10%	—	—
Sterling Capital Corporate Fund	21,250	0.44%	0.44%	—	0.20%	—	—
Sterling Capital Kentucky Intermediate Tax-Free Fund	23,055	—	—	—	—	—	—
Sterling Capital Maryland Intermediate Tax-Free Fund	77,065	—	—	—	—	—	—
Sterling Capital West Virginia Intermediate Tax-Free Fund	78,475	—	—	—	—	—	—
Sterling Capital Diversified Income Fund.	—	9.36%	4.55%	—	—	24,960	108,246
Sterling Capital Strategic Allocation Balanced Fund	850,984	65.03%	17.11%	—	0.63%	12,297	229,625
Sterling Capital Strategic Allocation Growth Fund	785,793	79.80%	21.11%	—	0.37%	12,391	231,385

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT reports, once filed, will be available without charge on the Commission’s website at www.sec.gov.

Sterling Capital Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 3605 Glenwood Avenue, Suite 100, Raleigh, North Carolina 27612.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Drew T. Kagan Birthdate: 02/48	Trustee, Chairman of the Board of Trustees	Indefinite, 08/00 — Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	25	None
Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From March 2013 to December 2019, Partner, Newport LLC; from July 2010 to March 2013, governance and leadership consultant; from June 1998 to July 2010, President and CEO of Peace College	25	None
Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from 2010 to present, Partner, The Fresh Capital Group; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	25	None
James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from December 2009 to present, Consultant, Asphalt Systems, Inc.; from December 2007 to present, Consultant, Grand Mountain Bank	25	None
Alan G. Priest Birthdate: 05/52	Trustee	Indefinite, 07/12 — Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	25	None

Sterling Capital Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Alexander W. McAlister* Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	From August 1981 to present, President, Sterling Capital Management LLC	25	Director, Sterling Capital Management LLC
*	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Advisor.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years
James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/12 — Present	From August 2020 to present, Managing Director, Sterling Capital Management LLC; From March 2012 to present, Executive Director, Sterling Capital Management LLC; From June 2010 to March 2012, Director, Sterling Capital Management LLC and its predecessors
Todd M. Miller Birthdate: 09/71	Treasurer and Secretary	Indefinite, Treasurer, 01/15 — Present; Secretary, 08/10 — Present	From June 2009 to present, Director, Sterling Capital Management LLC and its predecessors
Michelle A. Whalen Birthdate: 04/69	Vice President	Indefinite, 11/15 — Present	From August 2015 to present, Associate Director & Senior Mutual Fund Administrator, Sterling Capital; from September 2000 to July 2015, Supervisor Mutual Fund Administration, Stratton Management Co.
Charles A. Durham Birthdate: 06/79	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 06/18 — Present	From June 2018 to present, Chief Compliance Officer and Executive Director, Sterling Capital; from September 2010 to June 2018, Vice President, Senior Compliance Manager, Brown Brothers Harriman & Co.
John A. Bruggeman Birthdate: 12/71	Assistant Treasurer	Indefinite, Assistant Treasurer, 08/16 — Present	From January 2010 to present, Vice President and Senior Director, Fund Accounting and Administration Department, The Bank of New York Mellon
Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 — Present	From November 2011 to present, Vice President, Regulatory Administration Department, The Bank of New York Mellon

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

Sterling Capital Funds

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Program”). The Funds’ board has designated Sterling Capital Management LLC (“Sterling Capital”) as the administrator of the Program. The Program’s principal objectives are to support the Funds’ compliance with limits on investments in illiquid assets and to mitigate the risk that a Fund is unable to meet its redemption obligations timely. In this regard, the Program includes a number of elements that support the management or assessment of liquidity risk, including an assessment of factors that influence a Fund’s liquidity and the periodic classification and, as determined necessary, re-classification of a Fund’s investments into buckets that reflect their relative liquidity under current market conditions.

The Funds’ Board reviewed a written report from Sterling Capital on May 19, 2020 addressing the Program’s operation, adequacy, and effectiveness (the “Report”). From December 1, 2018 through December 31, 2019, the period covered by the Report, the Program supported each Fund’s ability to honor redemption requests timely and Sterling Capital’s management of each Fund’s liquidity risk profile, including during any periods of market volatility and net redemptions.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Notice of Privacy Policy & Practices

Sterling Capital Funds provide this notice to you so that you will know what kinds of information we collect about shareholders1, prospective investors, and individuals (such as beneficiaries), and the circumstances in which that information may be disclosed to third parties who are not affiliated with Sterling Capital Funds.

Collection of Personal Information

We collect nonpublic personal information about you from the following sources:

•	Account Applications and other forms, which may include your name, address, social security number, and information about your investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in your account(s);

•	Correspondence, written, telephonic or electronic between you and Sterling Capital Funds or service providers working on behalf of Sterling Capital Funds;

•	Online, your name and e-mail address if you provide them; and

•	Third Parties, such as your financial intermediary in connection with your transactions, or third-party data services used to verify or update personal information that you provide.

To comply with federal regulations, information we receive from you or a third party will be used to verify your identity.

Disclosure of Personal Information

We may disclose your personal information as permitted by law to third parties who are not affiliated with the Sterling Capital Funds, including:

•	in connection with legal proceedings, such as responding to a subpoena;

•	to service providers who maintain or service shareholder accounts for Sterling Capital Funds or to a shareholder’s broker or agent; or to companies that mail account-related materials, such as shareholder reports; and

•	to perform marketing services on our behalf, or pursuant to a joint marketing agreement with another financial institution.

Safeguarding of Personal Information

Sterling Capital Funds employs policies, practices and procedures for safeguarding your personal information that we believe comply with applicable law, however no security measures are perfect or impenetrable.

We request that all service providers to Sterling Capital Funds:

•	maintain policies and procedures designed to assure only appropriate access to, and use of your personal information; and

•	maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard your nonpublic personal information.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s), including helping us improve the services we offer.

[1]	For purposes of this notice, the terms “shareholder” or “shareholders” includes both individual shareholders (both current and former) of the Sterling Capital Funds and individuals (such as beneficiaries, for example) whose nonpublic personal information is provided to the Sterling Capital Funds, even though they do not invest in Sterling Capital Funds shares.

INVESTMENT ADVISOR

Sterling Capital Management LLC

4350 Congress Street, Suite 1000

Charlotte, NC 28209

DISTRIBUTOR

Sterling Capital Distributors, LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

LEGAL COUNSEL

Ropes & Gray LLP
Prudential Tower

800 Boylston Street

Boston, MA 02199

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

(This page has been left blank intentionally.)

SC Funds
09/20
©2020 Sterling Capital Funds

STERLING
CAPITAL FUNDS

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $365,500 for 2020 and $365,500 for 2019.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2019. These audit-related services include issuance of consents to use the name of the auditor in new Fund filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $95,500 for 2020 and $95,500 for 2019. Fees for both 2020 and 2019 relate to the preparation of the registrant’s federal income and excise tax returns and review of the registrant’s capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1)	Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2020 and $0 for 2019.

(h)	The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S----K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sterling Capital Funds

By (Signature and Title)	/s/ James T. Gillespie

James T. Gillespie, President
(principal executive officer)

Date	11/23/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James T. Gillespie

James T. Gillespie, President
(principal executive officer)

Date	11/23/20

By (Signature and Title)	/s/ Todd M. Miller

Todd M. Miller, Treasurer
(principal financial officer)

Date	11/23/20